Registration No. 33-01189

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                                    --------

                       POST-EFFECTIVE AMENDMENT NO. 36 TO

                                    FORM N-1A

                             REGISTRATION STATEMENT

                                      under

                           THE SECURITIES ACT OF 1933

                                       and

                             REGISTRATION STATEMENT

                                      under

                       THE INVESTMENT COMPANY ACT OF 1940
                                    --------

                       PRINCIPAL TAX-EXEMPT BOND FUND, INC.
               (Exact name of Registrant as specified in Charter)

                          The Principal Financial Group
                             Des Moines, Iowa 50392
                    (Address of principal executive offices)
                                    --------

                         Telephone Number (515) 248-3842
                                    --------

MICHAEL D. ROUGHTON                      Copy to:
The Principal Financial Group            JOHN W. BLOUCH, L.L.P.
Des Moines, Iowa  50392                  Suite 405 West
                                         1025 Thomas Jefferson Street, N.W.
                                         Washington, DC  20007-0805

                     (Name and address of agent for service)
                                   ----------

It is  proposed that this filing will become effective (check appropriate box)

      _____   immediately upon filing pursuant to paragraph (b) of Rule 485
      _____   on (date) pursuant to paragraph (b) of Rule 485
      _____   60 days after filing  pursuant to  paragraph  (a)(1) of Rule 485
      __X__   on March 1, 2004 pursuant  to  paragraph (a)(1) of Rule 485
      _____   75 days  after  filing pursuant  to  paragraph  (a)(2) of Rule 485
      _____   on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

      _____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
                                   ----------

                             PRINCIPAL MUTUAL FUNDS

DOMESTIC GROWTH-ORIENTED FUNDS      INTERNATIONAL GROWTH-ORIENTED FUNDS
------------------------------      -----------------------------------
PRINCIPAL BALANCED FUND, INC.       PRINCIPAL INTERNATIONAL EMERGING MARKETS
                                    FUND, INC.
PRINCIPAL CAPITAL VALUE FUND, INC.  PRINCIPAL INTERNATIONAL FUND, INC.
PRINCIPAL EQUITY INCOME FUND, INC.  PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
  (FKA PRINCIPAL UTILITIES FUND,
INC.)
PRINCIPAL GROWTH FUND, INC.
PRINCIPAL LARGECAP STOCK INDEX      INCOME-ORIENTED FUNDS
FUND, INC.                          ---------------------
PRINCIPAL MIDCAP FUND, INC.         PRINCIPAL BOND FUND, INC.
PRINCIPAL PARTNERS BLUE CHIP FUND,  PRINCIPAL GOVERNMENT SECURITIES INCOME
INC.                                FUND, INC.
PRINCIPAL PARTNERS EQUITY GROWTH    PRINCIPAL LIMITED TERM BOND FUND, INC.
FUND, INC.
PRINCIPAL PARTNERS LARGECAP BLEND   PRINCIPAL TAX-EXEMPT BOND FUND, INC.
FUND, INC.
PRINCIPAL PARTNERS LARGECAP VALUE
FUND, INC.
PRINCIPAL PARTNERS MIDCAP GROWTH    MONEY MARKET FUND
FUND, INC.                          -----------------
PRINCIPAL PARTNERS SMALLCAP GROWTH  PRINCIPAL CASH MANAGEMENT FUND, INC.
FUND, INC.
PRINCIPAL REAL ESTATE SECURITIES
FUND, INC.
   (FKA PRINCIPAL REAL ESTATE
FUND, INC.)
PRINCIPAL SMALLCAP FUND, INC.




This Prospectus describes Mutual Funds organized by Principal Life Insurance Company/(R)/ ("Principal Life"). The Funds provide a choice of investment objectives through the Funds listed above.





                     The date of this Prospectus is XXXXXX.
As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

Fund Descriptions.......................................................

 Domestic Growth-Oriented Funds.........................................
  Balanced Fund.........................................................

  Capital Value Fund....................................................

  Equity Income Fund....................................................

  Growth Fund...........................................................

  LargeCap Stock Index Fund.............................................

  MidCap Fund...........................................................

  Partners Blue Chip Fund...............................................

  Partners Equity Growth Fund...........................................

  Partners LargeCap Blend Fund..........................................

  Partners LargeCap Value Fund..........................................

  Partners MidCap Growth Fund...........................................

  Partners SmallCap Growth Fund.........................................

  Real Estate Securities Fund...........................................

  SmallCap Fund.........................................................


 International Growth-Oriented Funds....................................
  International Emerging Markets Fund...................................

  International Fund....................................................

  International SmallCap Fund...........................................


 Income Funds...........................................................
  Bond Fund.............................................................

  Government Securities Income Fund.....................................

  Limited Term Bond Fund................................................

  Tax-Exempt Bond Fund..................................................


 Money Market Fund......................................................
  Cash Management Fund..................................................


The Costs of Investing..................................................

Certain Investment Strategies and Related Risks.........................

Management, Organization and Capital Structure..........................

Pricing of Fund Shares..................................................

Dividends and Distributions.............................................

How to Buy Shares.......................................................

How to Redeem (Sell) Shares.............................................

How to Exchange Shares Among Principal Mutual Funds.....................

General Information about a Fund Account................................

Financial Highlights....................................................

Appendix A..............................................................

FUND DESCRIPTIONS


The Principal Mutual Funds have four categories of funds: domestic growth-oriented funds, international growth-oriented funds, income-oriented funds and a money market fund. Principal Management Corporation*, the "Manager" of each of the Funds, has selected a Sub-Advisor for certain Funds based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Manager seeks to provide a wide range of investment approaches through the Principal Mutual Funds.


The Sub-Advisors are:
.. Alliance Capital Management L.P. through its Bernstein Investment Research and
  Management unit ("Bernstein")
.. Federated Investment Management Company ("Federated")
.. Goldman Sachs Asset Management LP ("GSAM")
.. Morgan Stanley Investment Management Inc. doing business as Morgan Stanley
  Asset Management ("MSAM")
.. Principal Global Investors, LLC (formerly known as Principal Capital
  Management, LLC) ("Principal")*
.. Turner Investment Partners, Inc. ("Turner")
.. UBS Global Asset Management (New York) Inc. ("UBS Global AM")
.. Wellington Management Company, LLP ("Wellington Management")
  * Principal Management Corporation, Principal and Principal Life are members of the Principal Financial Group/(R)/.


The Funds each offer two classes of shares through this Prospectus:
.. Class A shares which are generally sold with a sales charge that is a variable percentage based on the amount of the purchase; and .. Class B shares which are not subject to a sales charge at the time of purchase but are subject to a contingent deferred sales charge ("CDSC") on shares redeemed within six years of purchase.

In the description for each Fund, there is important information about the
Fund's:


MAIN STRATEGIES AND RISKS
These sections summarize how each Fund intends to achieve its investment objective. The Fund's primary investment strategy (including the type or types of securities in which the Fund invests) is discussed. In addition, there is a discussion of any policy of the Fund to concentrate in securities of issuers in a particular industry or group of industries.

A description of the main risks is included with the discussion of each Fund. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Fund is designed to be a portion of an investor's portfolio. None of the Funds is intended to be a complete investment program. You should consider the risks of each Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
A bar chart and a table are included with each Fund that has annual returns for a full calendar year. They show the Fund's annual returns and its long-term performance. The chart shows how the Fund's performance has varied from year-to-year. The table compares the Fund's performance over time to that of:
.. a broad based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

A Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


Call the Principal Mutual Funds at 1-800-247-4123 to get the current 7-day yield for the Cash Management Fund.

FEES AND EXPENSES
The annual operating expenses for each Fund are deducted from that Fund's assets (stated as a percentage of Fund assets) and are shown as of the end of the most recent fiscal year. A Fund's operating expenses are shown with each Fund. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing."

The examples are intended to help you compare the cost of investing in a particular Fund with the cost of investing in other mutual funds. The examples assume you invest $10,000 in a Fund for the time periods indicated. The examples also assume that your investment has a 5% total return each year and that the Fund's operating expenses are the same as the expenses shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown.


NOTES:

.. No salesperson, dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Mutual Funds, a Fund, the Manager or any Sub-Advisor.
.. Investments in these Funds are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PRINCIPAL BALANCED FUND, INC.
The Fund seeks to generate a total return consisting of current income and long-term growth of capital.

MAIN STRATEGIES
The Fund seeks growth of capital and current income by investing primarily in common stocks and corporate bonds. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies or instrumentalities) and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Fund's assets. The remainder of the Fund's assets is invested in bonds and cash.

In making its selection of common stocks, the Sub-Advisor, Principal, looks for companies that have predictable earnings and which, based on growth prospects, it believes are undervalued in the marketplace. Principal buys stocks with the objective of long-term capital appreciation. From time to time, Principal purchases stocks with the expectation of price appreciation over the short-term. In response to changes in economic conditions, Principal may change the make-up of the portfolio and emphasize different market sectors by buying and selling the portfolio's stocks. The Fund may invest up to 20% of its assets in securities of foreign companies.


Fixed-income securities are purchased to generate income and for capital appreciation purposes when Principal thinks that declining interest rates may increase market value. Deep discount bonds (those which sell at a substantial discount from their face amount) are also purchased to generate capital appreciation. The Fund may invest in bonds with speculative characteristics but does not intend to invest more than 10% of its assets in securities rated below BBB by Standard & Poor's Rating Service or Baa by Moody's Investors Service, Inc. Fixed-income securities that are not investment grade are commonly referred to as "junk bonds" or high yield securities. These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (please see Risks of High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS).


MAIN RISKS
The value of the stocks owned by the Fund changes on a daily basis. Stock prices reflect the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Fixed-income security values change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political or financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.


The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


Because the Fund invests in both stocks and bonds, the Fund may under-perform stock funds when stocks are in favor and under-perform bond funds when bonds are in favor. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking current income as well as long-term growth of capital.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The bar chart does not reflect a sales charge; if one were included, results would be lower.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

 LOGO

Bar Chart information will be added by amendment


                          The Fund's highest/lowest quarterly returns (Class A shares) during this time period were:
                           HIGHEST Q2 '97  %
                           LOWEST  Q3 '02  %

 The year-to-date return as of December 31, 2003 for Class A is % and for Class B is %.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES) ........... .
     (AFTER TAXES ON DISTRIBUTIONS) .......
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................
 CLASS B .......................... .
 60% S&P 500 Stock Index and 40% Lehman
 Brothers Aggregate
 Bond Index/(1)/ ..........................
 S&P 500 Index ............................
 Lehman Brothers Aggregate Bond Index .....
 Morningstar Moderate Allocation Category .
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class A was December 18, 1987 and for Class B was December 9, 1994.
 ///(1)/
  This index is now the benchmark against which the Fund measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                          CLASS A     CLASS B
 Management Fees........................      0.60 %      0.60  %
 12b-1 Fees.............................      0.25        0.85
 Other Expenses.........................
                                          --------    --------
           TOTAL FUND OPERATING EXPENSES  1.47    %   2.25    %


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $716    $1,013    $1,332    $2,231        $716   $1,013   $1,332    $2,231
 CLASS B             639     1,029     1,434     2,297         228      703    1,205     2,297

PRINCIPAL CAPITAL VALUE FUND, INC.
The Fund seeks to provide long-term capital appreciation and secondarily growth of investment income.

MAIN STRATEGIES
The Fund invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 20% of Fund assets may be invested in foreign securities.

The Fund invests in stocks that, in the opinion of the Sub-Advisor, Principal, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Fund are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:
.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals;
.. evaluation of the sustainability of fundamental changes; and .. by monitoring a stock's behavior in the market, evaluation of the timeliness of the investment.

Principal focuses on its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weights of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, large capitalization value stocks, may under-perform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The bar chart does not reflect a sales charge; if one were included, results would be lower.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

 LOGO

Bar Chart information will be added by amendment


                          The Fund's highest/lowest quarterly returns (Class A shares) during this time period were:
                           HIGHEST Q2 '97  %
                           LOWEST  Q3 '02  %

 The year-to-date return as of December 31, 2003 for Class A is % and for Class B is %.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES) ........... .
     (AFTER TAXES ON DISTRIBUTIONS) .......
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................
 CLASS B .......................... .
 Russell 1000 Value Index .................
 Morningstar Large Value Category .........
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class A was October 15, 1969 and for Class B was December 9, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                CLASS A*                 CLASS B
 Management Fees.......             0.58%                    0.58%
 12b-1 Fees............             0.15                     0.65
 Other Expenses........             0.28
                                --------                 --------
   TOTAL FUND OPERATING
               EXPENSES         1.01   %                 1.98   %
 *The Manager has voluntarily agreed to limit the expenses of the Fund's Class A shares and, if necessary, pay expenses normally payable by the Class through the period ending February 29,
  2004. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to the Class on an annualized basis) not to exceed
  1.03%



 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                            IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                           1        3          5         10            1       3         5          10
 CLASS A              $672     $878     $1,101     $1,740          $672    $878    $1,101     $1,740
 CLASS B               613      949      1,300      1,937           201     621     1,068      1,937

PRINCIPAL EQUITY INCOME FUND, INC. (PREVIOUSLY PRINCIPAL UTILITIES FUND, INC.) The Fund seeks to achieve high current income and long-term growth of income and capital.

MAIN STRATEGIES

The Fund seeks to achieve its objective by investing primarily in equity securities, preferred securities, real estate investment trusts (REITs) and convertible securities. In selecting securities, the Sub-Advisor, Principal, places an emphasis on securities with potentially high dividend yields. Under normal market conditions, at least 25% of the assets of the Fund are invested in securities of companies in the utilities industry with no policy to concentrate its assets in any segment of the utilities industry. When determining how to invest the Fund's assets in equity securities, Principal seeks stocks that it believes are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price-earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Fund are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends.

In selecting preferred securities for the Fund, Principal focuses on the financial services industry (i.e., banking, insurance and commercial finance). For a security to be considered for the Fund, Principal will assess the credit risk within the context of the yield available on the preferred security.

REITs are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. In selecting REITs for the Fund, Principal focuses on equity REITs which primarily own property and generate revenue from rental income. Principal seeks to diversify the Fund's REIT holdings by property types (e.g. apartment REITs, mall REITs, office and industrial REITs).

MAIN RISKS
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility which is a risk of investing in the Fund. Another risk of investing in the Fund is that its income may fluctuate in response to economic or political events or may be adversely affected by events specifically involving the companies issuing the securities it holds.

The Fund may be subject to interest rate risk; that is, the risk that changes in interest rates will adversely affect the value of an investor's securities. When interest rates rise, the value of preferred securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of preferred securities. Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Fund may have to reinvest the proceeds in securities with lower rates. In addition, the Fund's appreciation may be limited by issuer call options having more value during times of declining interest rates. Because the Fund invests at least 25% of its assets in utility securities, the Fund is also subject to sector risk; that is, the possibility that the utilities sector may under-perform other sectors or the market as a whole. As Principal allocates more of the Fund's portfolio holdings to the utilities sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector. The share price of the Fund may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.


Equity REITs are affected by the changes in the value of the properties owned by the trust. In addition, they:
.. are dependent upon management skills and might not be diversified;
.. are subject to cash flow dependency and defaults by borrowers; and .. could fail to qualify for tax-free pass-through of income under the Internal
  Revenue Code.

The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE
The Fund is generally a suitable investment for investors who seek dividends to generate income or to be reinvested for growth and accept fluctuations in the value of investments.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. Because the Fund's investment strategy changed March 1, 2004, past performance may not be a valid indicator of the risks of investing in the Fund in the future. The bar chart does not reflect a sales charge; if one were included, results would be lower.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

Bar Chart information will be added by amendment


                          The Fund's highest/lowest quarterly returns (Class A shares) during this time period were:
                           HIGHESTQ4 '97  %
                           LOWEST Q3 '01  %

The year-to-date return as of December 31, 2003 for Class A is % and for Class B is %.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES) ...................

     (AFTER TAXES ON DISTRIBUTIONS) .......
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................
 CLASS B ..................................

 S&P 500 Index ............................
 Dow Jones Utilities w/Income Index .......
 Russell 3000 Value Index/(1)/ ............
 Morningstar Specialty - Utilities Category
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class A was December 16, 1992 and for Class B was December 9, 1994.
 ///(1)/
  This index is now the benchmark against which the Fund measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                          CLASS A   CLASS B
 Management Fees........................
 12b-1 Fees.............................      0.25      0.92

 Other Expenses.........................
           TOTAL FUND OPERATING EXPENSES  1.46   %  2.34   %


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $715    $1,010    $1,327    $2,221        $715   $1,010   $1,327    $2,221
 CLASS B             648     1,055     1,478     2,353         237      730    1,250     2,353

PRINCIPAL GROWTH FUND, INC.
The Fund seeks long-term growth of capital and secondarily growth of investment income through the purchase primarily of common stocks, but the Fund may invest in other securities.

MAIN STRATEGIES
The Fund invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, Principal, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's assessment of current and future sales growth and operating margins. Companies meeting these criteria typically have progressed beyond the development stage and are focused on growing the business. Up to 20% of Fund assets may be invested in foreign securities.


Principal places strong emphasis on companies it believes are guided by high quality management teams with a proven ability to execute. In addition, the Fund attempts to identify and emphasize those companies that are market leaders possessing the ability to control pricing and margins in their respective industries. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, large capitalization growth stocks, may under-perform compared to other market segments or to the equity markets as a whole. The securities purchased by the Fund present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The bar chart does not reflect a sales charge; if one were included, results would be lower.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

Bar Chart information will be added by amendment


                          The Fund's highest/lowest quarterly returns (Class A shares) during this time period were:
                           HIGHESTQ4 '98  %
                           LOWEST Q1 '01  %

The year-to-date return as of December 31, 2003 for Class A is % and for Class B is %.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES) ...................

     (AFTER TAXES ON DISTRIBUTIONS) .......
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................
 CLASS B ..................................

 Russell Midcap Growth Index ..............
 Morningstar Large Growth Category ........
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class A was October 15, 1969 and for Class B was December 9, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                          CLASS A     CLASS B
 Management Fees........................      0.59 %      0.59 %
 12b-1 Fees.............................      0.25        0.78
 Other Expenses.........................
                                          --------    --------
           TOTAL FUND OPERATING EXPENSES  1.37    %   2.22    %


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                          IF YOU SELL YOUR SHARES                IF YOU DO NOT SELL YOUR SHARES

 --------------------------------------------------------------------------------------------------
                                         NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------
                         1         3         5        10            1       3         5          10
 CLASS A             $706    $  984    $1,282    $2,127         $706    $984    $1,282     $2,127
 CLASS B              636     1,020     1,419     2,239          225     694     1,190      2,239

PRINCIPAL LARGECAP STOCK INDEX FUND, INC.
The Fund seeks long-term growth of capital.

MAIN STRATEGIES
Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's ("S&P") 500 Index. The Sub-Advisor, Principal, attempts to mirror the investment performance of the Index by allocating the Fund's assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. Over the long-term, Principal seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Principal focuses on tracking the S&P 500. Principal may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Fund and Index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.


MAIN RISKS
Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Fund's portfolio may be weighted differently from the S&P 500, particularly if the Fund has a small level of assets to invest. In addition, the Fund's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.

Principal reserves the right to omit or remove any of the S&P 500 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead Principal to believe that it should not be a part of the Fund's assets.


Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.


In addition, the Fund is subject to the risk that its principal market segment, large capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds.


The value of the stocks owned by the Fund changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive rather than active management style.

NOTE: "Standard & Poor's 500"and "S&P 500/(R)/" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Fund is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the fund by showing changes in the Fund's Class A share performance from year to year. The bar chart does not reflect a sales charge; if one were included, results would be lower.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

 LOGO

Bar Chart information will be added by amendment


                          The Fund's highest/lowest quarterly returns (Class A shares) during this time period were:
                           HIGHESTQ4 '01  %
                           LOWEST  Q3 '02  %

 The year-to-date return as of December 31, 2003 for Class A is % and for Class B is %.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES) ...................
                                                                         N/A                  N/A
     (AFTER TAXES ON DISTRIBUTIONS) .......                              N/A                  N/A
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................                              N/A                  N/A
 CLASS B ..................................
                                                                         N/A                  N/A
 S&P 500 Index ............................
 Morningstar Large Blend Category .........
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * Fund's SEC effective date was March 1, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                CLASS A                  CLASS B
 Management Fees*......             0.35%                    0.35%
 12b-1 Fees............             0.15                     0.45

 Other Expenses........
   TOTAL FUND OPERATING
               EXPENSES         1.25   %                 1.71   %
 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 29, 2004. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:
   0.90% for Class A Shares
   1.25% for Class B Shares


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS A                 $275     $541     $826     $1,639          $275    $541    $826     $1,639
 CLASS B                  303      621      987      1,841           174     539     928      1,841

PRINCIPAL MIDCAP FUND, INC.
The Fund seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

MAIN STRATEGIES
The Fund invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Fund, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Principal considers the quality and price of individual issuers rather than forecasting stock market trends in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return. Up to 20% of Fund assets may be invested in foreign securities.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, medium capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The bar chart does not reflect a sales charge; if one were included, results would be lower.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

Bar Chart information will be added by amendment


                          The Fund's highest/lowest quarterly returns (Class A shares) during this time period were:
                           HIGHESTQ4 '99  %
                           LOWEST Q3 '98  %

The year-to-date return as of December 31, 2003 for Class A is % and for Class B is %.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES) ...................

     (AFTER TAXES ON DISTRIBUTIONS) .......
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................
 CLASS B ..................................

 Russell Midcap Index .....................
 Morningstar Mid-Cap Blend Category .......
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class A was December 18, 1987 and for Class B was December 9, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                          CLASS A    CLASS B
 Management Fees........................      0.57%      0.57 %
 12b-1 Fees.............................      0.24       0.82

 Other Expenses.........................
           TOTAL FUND OPERATING EXPENSES  1.19   %   1.64    %


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                            IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                           1        3          5         10            1       3         5          10
 CLASS A              $689     $931     $1,192     $1,935          $689    $931    $1,192     $1,935
 CLASS B               580      849      1,128      1,768           167     517       892      1,768

PRINCIPAL PARTNERS BLUE CHIP FUND, INC.
The Fund seeks long-term growth of capital.

The Manager has selected GSAM and Wellington Management as Sub-Advisors to the Fund. Though the percentages are not fixed, GSAM manages approximately 70% of the Fund's assets and Wellington Management approximately 30% of the Fund's assets.


MAIN STRATEGIES
The Fund seeks its objective through investment in a broadly diversified portfolio of large cap and blue chip equity investments representing all major sectors of the U.S. economy. Under normal market conditions, the Fund invests at least 80% of its assets (not including securities lending collateral and any investment of that collateral) in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index) measured at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 20% of Fund assets may be invested in foreign securities.

Blue chip companies are easily identified by:
.. size (market capitalization similar to companies in the S&P 500 Index) .. established history of earnings and dividends
.. easy access to credit
.. superior management structure
.. good industry position

GSAM selects investments for the Fund using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500 Index. GSAM seeks a broad representation in most major sectors of the U.S. economy and a portfolio consisting of companies with average long-term earnings growth expectations and dividend yields


GSAM uses a proprietary multifactor model, a rigorous computerized rating system. This quantitative investment model is used to identify securities within a broadly diversified portfolio of large capitalization and blue chip companies that may exhibit the potential for above-average returns. From this list of companies, GSAM applies a quantitative analysis to select companies for the Fund which it believes will closely track the S&P 500 Index.


GSAM seeks to outperform the S&P 500 Index by overweighting stocks that are more likely to outperform the bench mark while underweighting stocks that it believes will lag the Index. GSAM seeks to add value from stock selection rather than sector rotation strategies or market timing. Its approach is to combine traditional fundamental analysis with sophisticated quantitative modeling and to carefully construct and manage the risk in the portfolio.


Wellington Management employs a two-fold investment approach that combines top-down sector analysis and bottom-up security selection. Macro-economic data including GDP growth rates, employment gains, as well as the outlook for inflation and interest rates, is considered to identify sectors and industries Wellington Management believes will grow faster than the economy over the next 12 to 18 months,


Wellington Management then selects portfolio investments on the basis of fundamental analysis, which it utilizes to identify those securities that provide the potential for long-term growth of capital. Fundamental analysis involves assessing a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends and other related measures of value. When selecting securities of issuers domiciled outside the U.S., Wellington Management also monitors and evaluates the economic and political climate and the principal securities markets of the country in which each company is located. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive.


MAIN RISKS
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

In addition, the Fund is subject to the risk that its principal market segment, large capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because certain of the securities purchased by the Fund present greater opportunities for growth because of high earnings growth potential, they may also involve greater risk than securities that do not have the same potential. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


Foreign securities carry risks that are not generally found in securities of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

GSAM and Wellington Management became Sub-Advisors to the Fund on December 16, 2002.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The bar chart does not reflect a sales charge; if one were included, results would be lower.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

Bar Chart information will be added by amendment


                          The Fund's highest/lowest quarterly returns (Class A shares) during this time period were:
                           HIGHESTQ2 '97  %
                           LOWEST Q3 '98  %

The year-to-date return as of December 31, 2003 for Class A is % and for Class B is %.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES) ........... .
     (AFTER TAXES ON DISTRIBUTIONS) .......
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................
 CLASS B .......................... .
 S&P 500 Index ............................
 Morningstar Large Blend Category .........
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class A was March 1, 1991 and for Class B was December 9, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                           CLASS A   CLASS B
 Management Fees........................  0.60%          0.60%
 12b-1 Fees.............................       0.25      0.72
 Other Expenses.........................
                                          ---------  --------
           TOTAL FUND OPERATING EXPENSES  1.69%      2.47   %


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $737    $1,077    $1,440    $2,458        $737   $1,077   $1,440    $2,458
 CLASS B             660     1,093     1,542     2,524         250      770    1,316     2,524

PRINCIPAL PARTNERS EQUITY GROWTH FUND, INC.
The Fund seeks to achieve long-term capital appreciation.

MAIN STRATEGIES
The Fund seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that exhibit strong growth and free cash flow potential. These companies are generally characterized as "growth" companies. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies with market capitalizations greater than $10 billion at the time of purchase. The Sub-Advisor, MSAM, emphasizes individual securities selection and may focus the Fund's holding within the limits permissible for a diversified fund. The Fund's investments in foreign companies will be limited to 25% of its assets and to securities listed on U.S. exchanges or traded in U.S. markets.

MSAM focuses on companies believed to have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. MSAM studies company developments, including business strategy, management focus and financial results in seeking to identify companies with earnings growth and business momentum. Valuation is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations.


MSAM considers selling a portfolio holding when it determines the holding no longer meets its criteria. To the extent that the Fund engages in short-term trading, it may have increased transaction costs.


MAIN RISKS
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of the securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign securities carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may under-perform compared to other market segments or to the equity markets as a whole. The securities purchased by the Fund present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The bar chart does not reflect a sales charge; if one were included, results would be lower.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

Bar Chart information will be added by amendment


                          The Fund's highest/lowest quarterly returns (Class A shares) during this time period were:
                           HIGHESTQ4 '01  %
                           LOWEST Q1 '01 %

The year-to-date return as of December 31, 2003 for Class A is % and for Class B is %.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES) ........... .                                    N/A                  N/A
     (AFTER TAXES ON DISTRIBUTIONS) .......                              N/A                  N/A
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................                              N/A                  N/A
 CLASS B .......................... .                                    N/A                  N/A
 S&P 500 Index ............................
 Morningstar Large Growth Category ........
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * Fund's SEC effective date was November 1, 1999.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                CLASS A                  CLASS B
 Management Fees.......             0.75%                    0.75%
 12b-1 Fees............             0.25                     0.94
 Other Expenses........
                                --------                 --------
   TOTAL FUND OPERATING
               EXPENSES         1.99   %                 2.72   %
 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 29, 2004. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:
   1.75% for Class A Shares
   2.50% for Class B Shares


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $765    $1,164    $1,586    $2,759        $765   $1,164   $1,586    $2,759
 CLASS B             684     1,165     1,664     3,062         275      844    1,440     3,062

PRINCIPAL PARTNERS LARGECAP BLEND FUND, INC.
The Fund seeks long-term growth of capital.

MAIN STRATEGIES
The Fund pursues its investment objective by investing primarily in equity securities of companies that the Sub-Advisor, Federated, believes offers superior growth prospects or of companies whose stock is undervalued. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, Federated looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. The value orientation emphasizes buying stocks at less than their intrinsic investment value and avoiding stocks whose price has been unjustifiably built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Federated attempts to identify good long-term values through disciplined investing and careful fundamental research.


Using its own quantitative process, Federated rates the future performance potential of companies. It evaluates each company's earnings quality in light of its current valuation to narrow the list of attractive companies. Federated then evaluates product positioning, management quality and sustainability of current growth trends of those companies. Using this type of fundamental analysis, Federated selects the most promising companies for the Fund's portfolio.


Companies with similar characteristics may be grouped together in broad categories called sectors. In determining the amount to invest in a security, Federated limits the Fund's exposure to each business sector that comprises the S&P 500 Index. The Fund's allocation to a sector will not be less than 50% or more than 200% of the Index's allocation to that sector. The Fund may invest up to 25% of its assets in securities of foreign companies.


The Fund may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Fund's trading costs and may have an adverse impact on performance.


MAIN RISKS
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to sector risk that is the possibility that a certain sector may under-perform other sectors or the market as a whole. As Federated allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, large capitalization stocks, may under-perform compared to other market segments or to the equity markets as a whole. Because certain of the securities purchased by the Fund present greater opportunities for growth, they may also involve greater risks than securities that do not have the same potential. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The bar chart does not reflect a sales charge; if one were included, results would be lower.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

Bar Chart information will be added by amendment


                          The Fund's highest/lowest quarterly returns (Class A shares) during this time period were:
                           HIGHESTQ4 '01  %
                           LOWEST  Q3 '02  %

The year-to-date return as of December 31, 2003 for Class A is % and for Class B is %.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES) ........... .                                    N/A                  N/A
     (AFTER TAXES ON DISTRIBUTIONS) .......                              N/A                  N/A
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................                              N/A                  N/A
 CLASS B .......................... .                                    N/A                  N/A
 S&P 500 Index ............................
 Morningstar Large Blend Category .........
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * Fund's SEC effective date was December 22, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                CLASS A                  CLASS B
 Management Fees*......             0.75%                    0.75%
 12b-1 Fees............             0.25                     0.87
 Other Expenses........
                                --------                 --------
   TOTAL FUND OPERATING
               EXPENSES         1.82   %                 2.55   %
 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 29, 2004. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:
   1.75% for Class A Shares
   2.70% for Class B Shares


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $749    $1,115    $1,504    $2,589        $749   $1,115   $1,504    $2,589
 CLASS B             668     1,116     1,581     2,623         258      793    1,355     2,623

PRINCIPAL PARTNERS LARGECAP VALUE FUND, INC.
The Fund seeks long-term growth of capital.

MAIN STRATEGIES
The Fund invests primarily in undervalued equity securities of companies among the 750 largest by market capitalization that the Sub-Advisor, Bernstein, believes offer above-average potential for growth in future earnings. Under normal market conditions, the Fund generally invests at least 80% of its assets in companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

Bernstein employs an investment strategy, generally described as "value" investing, that involves seeking securities that:
.. exhibit low financial ratios (particularly stock price-to-book value
  (liquidation value), but also stock price-to-earnings and stock price-to-cash flow);
.. can be acquired for less than what Bernstein believes is the issuer's intrinsic value; or
.. whose price appears attractive relative to the value of the dividends expected to be paid by the issuer in the future.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to Bernstein to have strong potential for capital appreciation or securities of "special situation" companies. A special situation company is one that Bernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For Bernstein, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about such companies and issuers.


MAIN RISKS
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The bar chart does not reflect a sales charge; if one were included, results would be lower.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

Bar Chart information will be added by amendment


                          The Fund's highest/lowest quarterly returns (Class A shares) during this time period were:
                           HIGHEST Q4 '02  %
                           LOWEST  Q3 '02  %

The year-to-date return as of December 31, 2003 for Class A is % and for Class B is %.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES) ...................
                                                                         N/A                  N/A
     (AFTER TAXES ON DISTRIBUTIONS) .......                              N/A                  N/A
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................                              N/A                  N/A
 CLASS B ..................................
                                                                         N/A                  N/A
 Russell 1000 Value Index .................
 Morningstar Large Value Category .........
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * Fund's SEC effective date was December 22, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                CLASS A                  CLASS B
 Management Fees*......             0.75%                    0.75%
 12b-1 Fees............             0.25                     0.88

 Other Expenses........
   TOTAL FUND OPERATING
               EXPENSES         1.76   %                 2.51   %
 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 29, 2004. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:
   1.75% for Class A Shares
   2.70% for Class B Shares


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $744    $1,097    $1,474    $2,529        $744   $1,097   $1,474    $2,529
 CLASS B             664     1,104     1,562     2,576         254      782    1,335     2,576

PRINCIPAL PARTNERS MIDCAP GROWTH FUND, INC.
The Fund seeks to achieve long-term growth of capital by investing primarily in medium capitalization U.S. companies with strong earnings growth potential.

MAIN STRATEGIES
The Fund invests primarily in common stocks and other equity securities of U.S. companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Growth Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Fund invests in securities of companies that are diversified across economic sectors. It attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell MidCap Growth Index. The Fund is not an index fund and does not limit its investment to the securities of issuers in the Russell MidCap Growth Index. The Fund may invest up to 10% of its assets in securities of foreign companies.


The Sub-Advisor, Turner, selects stocks that it believes have strong earnings growth potential. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable and introduce an unacceptable level of risk. As a result, under normal market conditions the Fund is fully invested.


MAIN RISKS
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


The Fund may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Fund's trading costs and may have an adverse impact on performance.

In addition, the Fund is subject to the risk that its principal market segment, medium capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Fund present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The bar chart does not reflect a sales charge; if one were included, results would be lower.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

Bar Chart information will be added by amendment


                          The Fund's highest/lowest quarterly returns (Class A shares) during this time period were:
                           HIGHESTQ4 '01  %
                           LOWEST Q3 '01  %

The year-to-date return as of December 31, 2003 for Class A is % and for Class B is %.

 AVERAGE ANNUAL TOTAL RETURNS (%) OR THE PERIOD ENDED DECEMBER 31, 2003

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES) ...................
                                                                         N/A                  N/A
     (AFTER TAXES ON DISTRIBUTIONS) .......                              N/A                  N/A
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................                              N/A                  N/A
 CLASS B ..................................
                                                                         N/A                  N/A
 Russell Midcap Growth Index ..............
 Morningstar Mid-Cap Growth Category ......
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * Fund's SEC effective date was March 1, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                CLASS A                  CLASS B
 Management Fees*......             0.90%                    0.90%
 12b-1 Fees............             0.25                     0.93

 Other Expenses........
   TOTAL FUND OPERATING
               EXPENSES         2.39    %                3.17    %
 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 29, 2004. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:
   1.95% for Class A Shares
   2.70% for Class B Shares


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $803    $1,278    $1,777    $3,145        $803   $1,278   $1,777    $3,145
 CLASS B             727     1,294     1,878     3,212         320      977    1,659     3,212

PRINCIPAL PARTNERS SMALLCAP GROWTH FUND, INC.
The Fund seeks long-term growth of capital.

MAIN STRATEGIES
The Fund pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index at the time of purchase). Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

UBS Global AM, the Sub-Advisor, seeks to invest in companies with strong business franchises and attractive competitive positions that generate rapidly rising earnings (or profits). In the overall small capitalization universe, UBS Global AM targets companies with earnings growth in the top 40%. The Fund may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.


MAIN RISKS
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


UBS Global AM may group companies with similar characteristics into broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As UBS Global AM allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, small capitalization growth stocks, may underperform compared to the equity markets as a whole. The securities purchased by the Fund present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Fund's equity securities may fluctuate on a daily basis. The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

UBS Global AM became Sub-Advisor to the Fund on October 1, 2002.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The bar chart does not reflect a sales charge; if one were included, results would be lower.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

Bar Chart information will be added by amendment


                          The Fund's highest/lowest quarterly returns (Class A shares) during this time period were:
                           HIGHESTQ4 '01  %
                           LOWEST Q3 '01  %

The year-to-date return as of December 31, 2003 for Class A is % and for Class B is %.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES) ...................
                                                                         N/A                  N/A
     (AFTER TAXES ON DISTRIBUTIONS) .......                              N/A                  N/A
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................                              N/A                  N/A
 CLASS B ..................................
                                                                         N/A                  N/A
 Russell 2000 Growth Index ................
 Morningstar Small Growth Category ........
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * Fund's SEC effective date was December 22, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                CLASS A                  CLASS B
 Management Fees*......             0.90%                    0.90%
 12b-1 Fees............             0.25                     0.78

 Other Expenses........
   TOTAL FUND OPERATING
               EXPENSES         2.88   %                 3.76   %
 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 29, 2004. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:
   1.95% for Class A Shares
   2.70% for Class B Shares


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $849    $1,416    $2,006    $3,595        $849   $1,416   $2,006    $3,595
 CLASS B             783     1,460     2,152     3,721         378    1,149    1,939     3,721

PRINCIPAL REAL ESTATE SECURITIES FUND, INC.
The Fund seeks to generate a total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

MAIN STRATEGIES
Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies principally engaged in the real estate industry. For purposes of the Fund's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:
.. equity REITs, which primarily own property and generate revenue from rental income;
.. mortgage REITs, which invest in real estate mortgages; and .. hybrid REITs, which combine the characteristics of both equity and mortgage
  REITs.
In selecting securities for the Fund, the Manager focuses on equity REITs.

The Fund may invest up to 25% of its assets in securities of foreign real estate companies.


MAIN RISKS
Securities of real estate companies are subject to securities market risks as well as risks similar to those of direct ownership of real estate. These include:
.. declines in the value of real estate
.. risks related to general and local economic conditions
.. dependency on management skills
.. heavy cash flow dependency
.. possible lack of available mortgage funds
.. overbuilding
.. extended vacancies in properties
.. increases in property taxes and operating expenses
.. changes in zoning laws
.. expenses incurred in the cleanup of environmental problems
.. casualty or condemnation losses
.. changes in interest rates

In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
.. are dependent upon management skills and might not be diversified;
.. are subject to cash flow dependency and defaults by borrowers; and .. could fail to qualify for tax-free pass-through of income under the Internal
  Revenue Code.

Because of these factors, the value of the securities held by the Fund, and in turn the price per share of the Fund, changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, share prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


Foreign securities carry risks that are not generally found in securities of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

INVESTOR PROFILE
The Fund is generally a suitable investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and accept the potential for volatile fluctuations in the value of investments.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The bar chart does not reflect a sales charge; if one were included, results would be lower.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

Bar Chart information will be added by amendment


                          The Fund's highest/lowest quarterly returns (Class A shares) during this time period were:
                           HIGHESTQ2 '00  %
                           LOWEST Q3 '99  %

The year-to-date return as of December 31, 2003 for Class A is % and for Class B is %.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES) ...................

     (AFTER TAXES ON DISTRIBUTIONS) .......
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................
 CLASS B ..................................

 Morgan Stanley REIT Index ................                                                   N/A
 Morningstar Specialty - Real Estate
 Category .................................
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * Fund's SEC effective date was December 31, 1997.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                          CLASS A    CLASS B
 Management Fees........................      0.90%      0.90%
 12b-1 Fees.............................      0.25       0.86

 Other Expenses.........................
           TOTAL FUND OPERATING EXPENSES  1.82   %   2.51   %


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $749    $1,115    $1,504    $2,589        $749   $1,115   $1,504    $2,589
 CLASS B             664     1,104     1,562     2,597         254      782    1,335     2,597

PRINCIPAL SMALLCAP FUND, INC.
The Fund seeks long-term growth of capital by investing primarily in equity securities of companies with comparatively smaller market capitalizations.

MAIN STRATEGIES
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Index) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 20% of its assets in securities of foreign companies.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Fund, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Selection is based on fundamental analysis of the company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return.


MAIN RISKS
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.


Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


In addition, the Fund is subject to the risk that its principal market segment, small capitalization stocks, may underperform compared to the equity markets as a whole. The value of the Fund's equity securities may fluctuate on a daily basis. The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid and large-sized companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The bar chart does not reflect a sales charge; if one were included, results would be lower.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

Bar Chart information will be added by amendment


                          The Fund's highest/lowest quarterly returns (Class A shares) during this time period were:
                           HIGHESTQ4 '01  %
                           LOWEST Q3 '01  %

The year-to-date return as of December 31, 2003 for Class A is %and for Class
B is %.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES) ........... .
     (AFTER TAXES ON DISTRIBUTIONS) .......
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................
 CLASS B .......................... .
 Russell 2000 Index .......................
 Morningstar Small Blend Category .........
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * Fund's SEC effective date was December 31, 1997.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                          CLASS A    CLASS B
 Management Fees........................      0.85%      0.85%
 12b-1 Fees.............................      0.25       0.95

 Other Expenses.........................
           TOTAL FUND OPERATING EXPENSES  1.98   %   2.70   %


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $764    $1,161    $1,581    $2,749        $764   $1,161   $1,581    $2,749
 CLASS B             682     1,159     1,654     2,777         273      838    1,430     2,777

PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.
The Fund seeks long-term growth of capital by investing primarily in equity securities of issuers in emerging market countries.

MAIN STRATEGIES
The Fund seeks to achieve its objective by investing in common stocks of companies in emerging market countries. For this Fund, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. Principal, the Sub-Advisor, focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

Under normal conditions, at least 80% of the Fund's assets are invested in emerging market country equity securities. The Fund invests in securities of:
.. companies with their principal place of business or principal office in emerging market countries;
.. companies for which the principal securities trading market is an emerging market country; or
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

MAIN RISKS
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.


The Fund may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The net asset value of the Fund's shares is based on the values of the securities it holds. The value of the stocks owned by the Fund changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

The Fund may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Fund's trading costs and may have an adverse impact on performance.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The bar chart does not reflect a sales charge; if one were included, results would be lower.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

Bar Chart information will be added by amendment


                          The Fund's highest/lowest quarterly returns (Class A shares) during this time period were:
                           HIGHESTQ4 '99  %
                           LOWEST Q3 '01  %

The year-to-date return as of December 31, 2003 for Class A is % and for Class B is %.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES) ...........
     (AFTER TAXES ON DISTRIBUTIONS) .......
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................
 CLASS B ..........................
 MSCI Emerging Markets Free Index-ID ......
 Morningstar Diversified Emerging Markets
 Category .................................
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * Fund's SEC effective date was August 29, 1997.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                CLASS A                 CLASS B
 Management Fees*......            1.25%                   1.25%
 12b-1 Fees............            0.25                    0.85

 Other Expenses........
   TOTAL FUND OPERATING
               EXPENSES        2.70   %                3.42   %
 *The Manager has voluntarily agreed to limit the Fund's expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 29, 2004. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:
   2.75% for Class A Shares
   3.50% for Class B Shares


 EXAMPLES

 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $832    $1,365    $1,923    $3,432        $832   $1,365   $1,923    $3,432
 CLASS B             751     1,365     1,995     3,466         345    1,051    1,779     3,466

PRINCIPAL INTERNATIONAL FUND, INC.
The Fund seeks long-term growth of capital by investing in a portfolio of equity securities of companies domiciled in any of the nations of the world.

MAIN STRATEGIES
The Fund invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Fund invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Fund has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However under normal market conditions, the Fund intends to have at least 80% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Fund does not intend to invest in equity securities of U.S. companies.


Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia (Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.


In choosing investments for the Fund, the Sub-Advisor, Principal, pays particular attention to the long-term earnings prospects of the various companies under consideration. Principal then weighs those prospects relative to the price of the security.


MAIN RISKS
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Fund may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The value of the stocks owned by the Fund changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The bar chart does not reflect a sales charge; if one were included, results would be lower.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

Bar Chart information will be added by amendment


                          The Fund's highest/lowest quarterly returns (Class A shares) during this time period were:
                           HIGHEST Q4 '99  %
                           LOWEST  Q3 '02  %

The year-to-date return as of December 31, 2003 for Class A is % and for Class B is %.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES) ........... .
     (AFTER TAXES ON DISTRIBUTIONS) .......
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................
 CLASS B .......................... .
 MSCI EAFE (Europe, Australia, Far East)
 Index-ND..................................
 Morningstar Foreign Large Blend Category .
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class A was May 12, 1981 and for Class B was December 9, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                 CLASS A                  CLASS B
 Management Fees.......              0.85%                    0.85%
 12b-1 Fees............              0.24                     0.90

 Other Expenses........
   TOTAL FUND OPERATING
               EXPENSES         1.55%                     2.47   %
 *The Manager has voluntarily agreed to limit the expenses of the Fund's Class A shares and, if necessary, pay expenses normally payable by the Class through the period ending February 29,
  2004. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to the Class on an annualized basis) not to exceed 1.63%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $724    $1,036    $1,371    $2,314        $724   $1,036   $1,371    $2,314
 CLASS B             660     1,093     1,542     2,473         250      770    1,316     2,473

PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
The Fund seeks long-term growth of capital by investing in a portfolio of equity securities of companies domiciled in any of the nations of the world.

MAIN STRATEGIES
The Fund invests primarily in equity securities of non-U.S. companies with comparatively smaller market capitalizations. Under normal market conditions, the Fund invests at least 80% of its assets in securities of companies similar in size to companies included in the Citigroup Extended Market Index (EMI) World ex US. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Fund invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Sub-Advisor, Principal, diversifies the Fund's investments geographically. There is no limitation on the percentage of assets that may be invested in one country or denominated in any one currency. However, under normal market circumstances, the Fund intends to invest at least 65% of its assets in securities of companies of at least three countries.


MAIN RISKS
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.


The Fund may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.


The value of the stocks owned by the Fund changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


The Fund may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause an increased portfolio turnover rate that increases the Fund's trading costs and may have an adverse impact on performance.

INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking long-term growth of capital in smaller companies outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The bar chart does not reflect a sales charge; if one were included, results would be lower.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

Bar Chart information will be added by amendment


                          The Fund's highest/lowest quarterly returns (Class A shares) during this time period were:
                           HIGHESTQ4 '99  %
                           LOWEST Q3 '01  %

The year-to-date return as of December 31, 2003 for Class A is % and for Class B is %.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES) ...................

     (AFTER TAXES ON DISTRIBUTIONS) .......
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................
 CLASS B ..................................

 Citigroup Extended Market Index (EMI)
 World ex US/(1)/ .........................                                                   N/A
 MSCI EAFE Small Cap Index ................                              N/A                  N/A
 Morningstar Foreign Large Blend Category .
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * Fund's SEC effective date was August 29, 1997.
 ///(1)/
  This index is now the benchmark against which the Fund measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                          CLASS A    CLASS B
 Management Fees........................      1.20%      1.20%
 12b-1 Fees.............................      0.25       0.97

 Other Expenses.........................
           TOTAL FUND OPERATING EXPENSES  2.63   %   3.46   %


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------
                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                        1         3         5        10           1        3        5         10
 CLASS A            $826    $1,345    $1,890    $3,368        $826   $1,345   $1,890    $3,368
 CLASS B             755     1,376     2,014     3,466         349    1,062    1,798     3,466

PRINCIPAL BOND FUND, INC.
The Fund seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

MAIN STRATEGIES
The Fund invests primarily in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or
Baa or higher by Moody's Investors Service, Inc. ("Moody's"). The Fund considers the term "bond" to mean any debt security. Under normal circumstances, the Fund invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;
.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of the Manager of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (Provincial or Federal Government) or the United Kingdom payable in U.S. dollars.

The rest of the Fund's assets may be invested in:
.. preferred and common stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the four highest grades of S&P or Moody's (i.e.
  less than investment grade) but not lower than CCC- (S&P) or Caa (Moody's). Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.

During the fiscal year ended October 31, 2003, the average ratings of the Fund's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

5.82% in securities       16.06% in securities       0.14% in securities rated
rated Aaa                 rated Baa                  B
5.82% in securities       4.90% in securities rated  0.05% in securities rated
rated Aa                  Ba                         Ca
12.72% in securities
rated A



The above percentages for AAA, AA, A, Baa and B rated securities include 0.31%, 1.44%, 0.47%, 0.07% and 0.01% of unrated securities which have been determined by the Manager to be of comparable quality.


MAIN RISKS
The average portfolio duration of the Fund normally varies within a three- to six-year time frame based on the Manager's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Fund is three years, a change of 1% in the Fund's yield results in a change of approximately 3% in the value of the Fund's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.

The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Fund.

When interest rates fall, the price of a debt security rises and when interest rates rise, the price declines. In addition, the value of securities held by the Fund may be affected by factors such as credit rating of the entity that issued the security and its maturity. Lower quality and longer maturity securities will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity securities.


Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (please see High Yield Securities in the section of the prospectus entitled CERTAIN INVESTMENT STRATEGIES and RELATED RISKS).


As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The bar chart does not reflect a sales charge; if one were included, results would be lower.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

Bar Chart information will be added by amendment


                          The Fund's highest/lowest quarterly returns (Class A shares) during this time period were:
                           HIGHESTQ2 '95  %
                           LOWEST Q1 '94  %

The year-to-date return as of December 31, 2003 for Class A is % and for Class B is %.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES) ...................

     (AFTER TAXES ON DISTRIBUTIONS) .......
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................
 CLASS B ..................................

 Lehman Brothers Aggregate Bond Index .....
 Morningstar Intermediate-Term Bond
 Category .................................
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class A was December 18, 1987 and for Class B was December 9, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                          CLASS A   CLASS B
 Management Fees........................   0.47%     0.47%
 12b-1 Fees.............................   0.25      0.92
 Other Expenses.........................
                                           ----      ----
           TOTAL FUND OPERATING EXPENSES   1.03%     1.84%

 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                            IF YOU SELL YOUR SHARES                 IF YOU DO NOT SELL YOUR SHARES

 -----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------
                           1        3          5         10            1       3         5          10
 CLASS A              $575     $787     $1,017     $1,675          $575    $787    $1,017     $1,675
 CLASS B               600      908      1,229      1,847           187     579       995      1,847

PRINCIPAL GOVERNMENT SECURITIES INCOME FUND, INC.
The Fund seeks a high level of current income, liquidity and safety of principal by purchasing obligations issued or guaranteed by the United States Government or its agencies. The guarantees by the United States Government extend only to principal and interest.

MAIN STRATEGIES
The Fund seeks to achieve its investment objective by investing primarily (at least 80% of its assets) in securities that are issued by the U.S. Government, its agencies or instrumentalities. The Fund may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investor Services, Inc. or, if unrated, determined by the Sub-Advisor, Principal, to be of equivalent quality.

The Fund relies on the professional judgment of Principal to make decisions about the Fund's portfolio securities. The basic investment philosophy of Principal is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when Principal believes they no longer represent good long-term value.


The Fund may also hold cash and cash equivalents. The size of the Fund's cash position depends on various factors, including market conditions and purchases and redemptions of Fund shares. A large cash position could impact the ability of the Fund to achieve its objective but it also would reduce the Fund's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.


MAIN RISKS
U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Fund's securities do not affect interest income on securities already held by the Fund, but are reflected in the Fund's price per share. Since the magnitude of these fluctuations generally is greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates and potentially increasing the volatility of the fund.


In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Fund to experience a loss of some or all of the premium.


Although some of the securities the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed. When interest rates fall, the value of the Fund's shares rises, and when rates rise, the value declines. Because of the fluctuation in values of the Fund's shares, if shares are sold when their value is less than the price paid, the investor will lose money.

INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The bar chart does not reflect a sales charge; if one were included, results would be lower.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

Bar Chart information will be added by amendment


                          The Fund's highest/lowest quarterly returns (Class A shares) during this time period were:
                           HIGHESTQ2 '95  %
                           LOWEST Q1 '94  %

The year-to-date return as of December 31, 2003 for Class A is % and for Class B is %.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES) ...................

     (AFTER TAXES ON DISTRIBUTIONS) .......
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................
 CLASS B ..................................

 Lehman Brothers Gov't Mortgage Index/(1)/
 Lehman Brothers GNMA Index ...............
 Morningstar Intermediate Government
 Category .................................
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class A was May 12, 1985 and for Class B was December 9, 1994.
 ///(1)/
  This index is now the benchmark against which the Fund measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                          CLASS A   CLASS B
 Management Fees........................   0.44%     0.44 %
 12b-1 Fees.............................   0.22      0.93
 Other Expenses.........................
                                           ----      ----
           TOTAL FUND OPERATING EXPENSES   0.93%     1.70%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                             IF YOU SELL YOUR SHARES                IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                            1        3          5         10            1       3       5          10
 CLASS A               $565     $757     $  965     $1,564          $565    $757    $965     $1,564
 CLASS B                586      866      1,158      1,708           173     536     923      1,708

PRINCIPAL LIMITED TERM BOND FUND, INC.
The Fund seeks a high level of current income consistent with a relatively high level of principal stability by investing in a portfolio of securities with a dollar weighted average maturity of five years or less.

MAIN STRATEGIES
The Fund invests primarily in high quality, short-term fixed-income securities. The Fund considers the term "bond" to mean any debt security. Under normal circumstances, it invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
.. debt securities of U.S. issuers rated in the three highest grades by Standard
  & Poor's Rating Service or Moody's Investors Service, Inc. or, if unrated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. mortgage-backed securities representing an interest in a pool of mortgage loans.

The rest of the Fund's assets may be invested in a variety of financial instruments, including securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are "investment grade." While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to affect the ability of the issuer to make principal and interest payments than is the case with issuers of higher rated securities.


Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.


MAIN RISKS
The Fund may invest in corporate fixed-income securities. When interest rates fall, the price of such securities rise and when interest rates rise, the price declines. In addition, the value of the corporate debt securities held by the Fund may be affected by factors such as credit rating of the entity that issued the security and its maturity. Lower quality and longer maturity securities will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity securities.

The Fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Fund.


Under normal circumstances, the Fund maintains a dollar-weighted average maturity of not more than five years. In determining the average maturity of the Fund's assets, the maturity date of callable or prepayable securities may be adjusted to reflect Principal's judgment regarding the likelihood of the security being called or prepaid.


The average portfolio duration of the Fund normally is less than three years and is based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Fund is three years, a change of 1% in the Fund's yield results in a change of approximately 3% in the value of the Fund's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. A Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.


As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The bar chart does not reflect a sales charge; if one were included, results would be lower.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

Bar Chart information will be added by amendment


                          The Fund's highest/lowest quarterly returns (Class A shares) during this time period were:
                           HIGHESTQ3 '01  %
                           LOWEST Q4 '01  %

The year-to-date return as of December 31, 2003 for Class A is % and for Class B is %.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES) ...................

     (AFTER TAXES ON DISTRIBUTIONS) .......
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................
 CLASS B ..................................

 Lehman Brothers Mutual Fund 1-5
 Gov't./Credit Index.......................
 Morningstar Short-Term Bond Category .....
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * Fund's SEC effective date was February 29, 1996.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                          CLASS A   CLASS B
 Management Fees........................   0.50%     0.50%
 12b-1 Fees.............................   0.15      0.44

 Other Expenses.........................
           TOTAL FUND OPERATING EXPENSES   0.93%     1.35 %


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS A                 $243     $442     $657     $1,276          $243    $442    $657     $1,276
 CLASS B                  267      511      799      1,455           137     428     739      1,455

PRINCIPAL TAX-EXEMPT BOND FUND, INC.
The Fund seeks as high a level of current income exempt from federal income tax as is consistent with preservation of capital. The Fund seeks to achieve its objective primarily through the purchase of investment grade quality, tax-exempt fixed-income obligations.

MAIN STRATEGIES
The Fund invests in a diversified portfolio of securities issued by or on behalf of state or local governments and other public authorities. In the opinion of the issuer's bond counsel, interest on these obligations is exempt from federal income tax. Investment in the Fund is not appropriate for IRA or other tax-advantaged accounts.

Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations. At the time these securities are purchased, they are: municipal bonds which are rated in the four highest grades by Moody's Investors Service, Inc. ("Moody's"); municipal notes rated in the highest grade by Moody's; municipal commercial paper rated in the highest grade by Moody's or Standard & Poor's Rating Service ("S&P"), or if unrated, are of comparable quality in the opinion of the Manager. During normal market conditions, the Fund will not invest more than 20% of its assets in securities that do not meet the criteria stated above; taxable securities; or municipal obligations the interest on which is treated as a tax preference item for purposes of the federal alternative minimum tax. The Fund may also invest in taxable securities that mature one year or less from the time of purchase. These taxable investments are generally made for liquidity purposes or as a temporary investment of cash pending investment in municipal obligations. Under unusual market or economic conditions and for temporary defensive purposes, the Fund may invest more than 20% of its assets in taxable securities.


Up to 20% of Fund assets may be invested in fixed-income securities rated lower than BBB by S&P or Baa by Moody's. The Fund will not purchase municipal bonds rated lower than B by Moody's or S&P. It also will not buy municipal notes or commercial paper which are unrated or are not comparable in quality to rated securities.


MAIN RISKS
The Fund may not invest more than 5% of its assets in the securities of any one issuer (except the U.S. Government) but may invest without limit in obligations of issuers located in the same state. It may also invest in debt obligations that are repayable out of revenue from economically related projects or facilities. This represents a risk to the Fund since an economic, business or political development or change affecting one security could also affect others.

The Fund may purchase industrial development bonds. These securities are issued by industrial development authorities. They may only be backed by the assets and revenues of the industrial corporation which uses the facility financed by the bond.


Fixed-income securities that are not investment grade are commonly referred to as "junk bonds" or high yield securities. These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies (please see Risks of High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS).


When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. The value of debt securities may also be affected by factors such as credit rating of the entity that issued the bond and effective maturities of the bond. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and short maturity bonds.


As with all mutual funds, as the values of the Fund's assets rise or fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Fund is generally a suitable investment for investors who are seeking monthly, federally tax-exempt dividends to produce income or to be reinvested for modest growth and are willing to accept fluctuations in the value of their investment.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. The bar chart does not reflect a sales charge; if one were included, results would be lower.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

Bar Chart information will be added by amendment


                          The Fund's highest/lowest quarterly returns (Class A shares) during this time period were:
                           HIGHESTQ3 '93  %
                           LOWEST Q1 '94  %

The year-to-date return as of December 31, 2003 for Class A is % and for Class B is %.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                                                PAST 1 YEAR         PAST 5 YEARS         PAST 10 YEARS           LIFE OF FUND*
 CLASS A (BEFORE TAXES) ...................

     (AFTER TAXES ON DISTRIBUTIONS) .......
     (AFTER TAXES ON DISTRIBUTIONS AND SALE
     OF SHARES)............................
 CLASS B ..................................

 Lehman Brothers Municipal Bond Index .....
 Morningstar Muni National Long Category ..
  After-tax performance is shown for Class A only. The after-tax returns for Class B will vary. Index performance does not reflect deductions for fees, expenses or taxes.
 * The SEC effective date for Class A was March 20, 1986 and for Class B was December 9, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                          CLASS A   CLASS B
 Management Fees........................   0.46%     0.46%
 12b-1 Fees.............................   0.21       0.93

 Other Expenses.........................
           TOTAL FUND OPERATING EXPENSES   0.81%      1.44%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                             IF YOU SELL YOUR SHARES                IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                           NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                            1        3          5         10            1       3       5          10
 CLASS A               $554     $721     $  903     $1,429          $554    $721    $903     $1,429
 CLASS B                561      789      1,025      1,473           147     456     787      1,473

PRINCIPAL CASH MANAGEMENT FUND, INC.
The Fund seeks as high a level of income available from short-term securities as is considered consistent with preservation of principal and maintenance of liquidity by investing a portfolio of money market instruments.

MAIN STRATEGIES
The Fund invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks. At the time the Fund purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Fund maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Fund may sell a security before it matures:
.. to take advantage of market variations;
.. to generate cash to cover sales of Fund shares by its shareholders; or .. upon revised credit opinions of the security's issuer.
The sale of a security by the Fund before maturity may not be in the best interest of the Fund. The sale of portfolio securities is usually a taxable event. The Fund does have an ability to borrow money to cover the sale of Fund shares.

It is the policy of the Fund to be as fully invested as possible to maximize current income. Securities in which the Fund invests include:
.. securities issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  Government. These are backed either by the full faith and credit of the U.S. Government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Fund has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Fund are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that: a foreign government will not let U.S. dollar-denominated assets leave the country; the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and adverse political or economic developments will affect investments in a foreign country. Before the Manager selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.


MAIN RISKS
As with all mutual funds, the value of the Fund's assets may rise or fall. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INVESTOR PROFILE
The Fund is generally a suitable investment for investors seeking monthly dividends without incurring much principal risk.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in performance from year to year.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF 12/31 EACH YEAR

LOGO

Bar Chart information will be added by amendment


                               TO OBTAIN THE FUND'S CURRENT YIELD, CALL
                               1-800-247-4123.



The year-to-date return as of December 31, 2003 for Class A is % and for Class B is %.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2003

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF FUND*
 CLASS A...............
 CLASS B...............
 *The SEC effective date for Class A was March 2, 1983 and for Class B was
  December 9, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE FUND'S LATEST FISCAL YEAR

 FUND OPERATING EXPENSES

                                          CLASS A   CLASS B
 Management Fees........................   0.41%     0.41%
 12b-1 Fees.............................   0.00      0.37
 Other Expenses.........................

           TOTAL FUND OPERATING EXPENSES   0.75%     1.10%


 EXAMPLES
 The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                              IF YOU SELL YOUR SHARES               IF YOU DO NOT SELL YOUR SHARES

 ----------------------------------------------------------------------------------------------------
                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------------
                              1        3        5         10            1       3       5          10
 CLASS A                 $ 77     $240     $417     $  930          $ 77    $240    $417     $  930
 CLASS B                  528      686      848      1,196           112     350     606      1,196

THE COSTS OF INVESTING


FEES AND EXPENSES OF THE FUNDS
This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

                              SHAREHOLDER FEES
                  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                       CLASS A       CLASS B
                                                    -------------  ------------
MAXIMUM SALES CHARGE IMPOSED ON PURCHASES (AS A %
OF OFFERING PRICE)                                      /
 All Growth Oriented Funds except LargeCap Stock
 Index                                               5.75%/(1)/      None
 All Income Oriented Funds except Limited Term
 Bond                                                4.75%/(1)/      None
 LargeCap Stock Index and Limited Term Bond Funds    1.50%/(1)/      None
 Cash Management Fund                               None             None
MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC)
(AS A % OF DOLLARS SUBJECT TO CHARGE)
 All Funds except LargeCap Stock Index and Limited
 Term Bond Funds                                     0.75%/(2)/      4.00%/(3)/
 LargeCap Stock Index and Limited Term Bond Funds    0.25%/(2)/      1.25%/(3)/
REDEMPTION OR EXCHANGE FEE (AS A % OF AMOUNT
REDEEMED/EXCHANGED)                                     /               /
 All Funds except Cash Management                    1.00%/(4)(5)/   1.00%/(5)/
 Cash Management Fund                               None             None


/ //(1)/ Sales charges are reduced or eliminated for purchases of $50,000 or more. See "Front-end sales charge - Class A shares."
/ //(2)/ A contingent deferred sales charge applies on certain redemptions made within 18 months following purchases of $1 million or more made without a sales charge.
/ //(3)/ Contingent deferred sales charges are reduced after 12 months and eliminated after 6 years.
/ //(4)/ Redemption fees are charged on redemptions of $30,000 or more of shares redeemed within 30 days after they are purchased.
/ //(5)/ Exchange fees are charged on redemptions of $30,000 or more of shares exchanged from one Fund to another Fund within 30 days after they are purchased.

Fees and expenses are important because they lower your earnings. However, low costs do not guarantee higher earnings. For example, a fund with no front-end sales charge may have higher ongoing expenses than a fund with such a sales charge. Before investing, you should be sure you understand the nature of different costs. Your Registered Representative can help you with this process.


ONE-TIME FEES
.. You may pay a one-time sales charge for each purchase (Class A shares) or redemption (Class B shares).
  . Class A shares may be purchased at a price equal to the share price plus an initial sales charge. Investments of $1 million or more of Class A shares are sold without an initial sales charge but may be subject to a contingent deferred sales charge (CDSC) at the time of redemption.
  . Class B shares have no initial sales charge but may be subject to a CDSC. If you sell (redeem) shares and the CDSC is imposed, it will reduce the amount of sales proceeds.
.. A redemption fee of 1.00% is charged on redemptions of Class A shares* of $30,000 or more if the shares were purchased within 30 days of the redemption. The fee is calculated as a percentage of market value of the shares redeemed at the time of the shares are redemption.
.. An exchange fee of 1.00% is charged on exchanges of $30,000 or more among the Funds* if the shares were purchased within 30 days of the exchange. The fee is calculated as a percentage of market value of the shares exchanged at the time of the exchange.
  * Neither the redemption nor the exchange fee applies to shares redeemed/exchanged from the Cash Management Fund.


CHOOSING A SHARE CLASS
You may purchase Class A or Class B shares of each Fund with certain limitations.* Your decision to purchase a particular class depends on a number of factors including:
.. the dollar amount you are investing;
.. the amount of time you plan to hold the investment; and .. any plans to make additional investments in the Principal Mutual Funds.
  * Any purchase of Principal Mutual Funds of $250,000 or more will be made of Class A shares of the Fund(s) you have selected.

    . If you are making subsequent purchases into your existing Principal Mutual
      Fund Class B share accounts and the new balance (existing account balance(s) plus new purchase) is $250,000 or more, the subsequent purchases will be of Class A shares of the Fund(s) you have selected.
    . If you are making an initial purchase of Principal Mutual Funds of $250,000 or more and have selected Class B shares, the purchase will be of Class A shares of the Fund(s) you have selected.

In addition, you might consider:
.. Class A shares if you are making an investment that qualifies for a reduced sales charge; or
.. Class B shares if you prefer not to pay an initial sales charge and you plan to hold your investment for at least six years.

Class A Shares
--------------
.. You generally pay a sales charge on an investment in Class A shares.
.. Class A shares generally have lower annual operating expenses than Class B shares.
.. If you invest $50,000 or more, the sales charge is reduced.
.. You are not assessed a sales charge on purchases of Class A shares of $1 million or more. A deferred sales charge may be imposed if you sell those shares within eighteen months of purchase.

Class B Shares
--------------
.. You do not pay a sales charge on an investment in Class B shares.
.. If you sell your Class B shares within six years from the date of purchase, you may pay a deferred sales charge.
.. If you keep your Class B shares for seven years, your Class B shares automatically convert to Class A shares without a charge.
.. Class B shares generally have higher annual operating expenses than Class A shares.

FRONT-END SALES CHARGE: CLASS A SHARES
There is no sales charge on purchases of Class A shares of the Cash Management Fund. Class A shares of the other Funds are purchased with a sales charge that is a variable percentage based on the amount of the purchase. There is no sales charge on shares of a Fund purchased with reinvested dividends or other distributions. Your sales charge may be reduced for larger purchases as indicated below.

                         ALL INCOME-ORIENTED FUNDS EXCEPT LIMITED TERM BOND FUND
                         ----------------------------------------------
                                               SALES CHARGE AS % OF:
                                               OFFERING      AMOUNT          DEALER ALLOWANCE AS % OF
             AMOUNT OF PURCHASE                  PRICE      INVESTED              OFFERING PRICE
             ------------------                --------     --------         ------------------------
 Less than $50,000                                 4.75%      4.99%                                   4.00%
 $50,000 but less than $100,000                    4.25%      4.44%                                   3.75%
 100,000 but less than $250,000                    3.75%      3.90%                                   3.25%
 $250,000 but less than $500,000                   2.50%      2.56%                                   2.00%
 $500,000 but less than $1,000,000                 1.50%      1.52%                                   1.25%
 $1,000,000 or more                                0.00%      0.00%                                   0.75%


                        ALL GROWTH-ORIENTED FUNDS EXCEPT LARGECAP STOCK INDEX FUND
                        ----------------------------------------------
                                               SALES CHARGE AS % OF:
                                               OFFERING      AMOUNT          DEALER ALLOWANCE AS % OF
             AMOUNT OF PURCHASE                  PRICE      INVESTED              OFFERING PRICE
             ------------------                --------     --------         ------------------------
 Less than $50,000                                 5.75%      6.10%                                   5.00%
 $50,000 but less than $100,000                    4.75%      4.99%                                   4.00%
 100,000 but less than $250,000                    3.75%      3.90%                                   3.00%
 $250,000 but less than $500,000                   2.75%      2.83%                                   2.25%
 $500,000 but less than $1,000,000                 2.00%      2.04%                                   1.50%
 $1,000,000 or more                                0.00%      0.00%                                   0.75%

                             LARGECAP STOCK INDEX AND LIMITED TERM BOND FUNDS
                             ----------------------------------------------
                                               SALES CHARGE AS % OF:
                                               OFFERING      AMOUNT          DEALER ALLOWANCE AS % OF
             AMOUNT OF PURCHASE                  PRICE      INVESTED              OFFERING PRICE
             ------------------                --------     --------         ------------------------
 Less than $50,000                                 1.50%      1.52%                                   1.25%
 $50,000 but less than $100,000                    1.25%      1.27%                                   1.00%
 100,000 but less than $250,000                    1.00%      1.10%                                   0.75%
 $250,000 but less than $500,000                   0.75%      0.76%                                   0.50%
 $500,000 but less than $1,000,000                 0.50%      0.50%                                   0.25%
 $1,000,000 or more                                0.00%      0.00%                                   0.25%






The front-end sales charge is waived on an investment of $1 million or more in Class A shares. There may be a CDSC on shares sold within 18 months of the purchase date. The CDSC does not apply to shares purchased with reinvested dividends or other distributions. The CDSC is calculated as 0.75% of the lesser of the market value at the time of the redemption or the initial purchase price of the shares sold. The CDSC is waived on shares sold to fund a Principal Mutual Fund 401(a) or Principal Mutual Fund 401(k) retirement plan, except redemptions which are the result of termination of the plan or transfer of all plan assets. The CDSC is also waived on shares sold:
.. to satisfy IRS minimum distribution rules; and .. using a periodic withdrawal plan. (You may sell up to 10% of the value of the shares (as of December 31 of the prior year) subject to a CDSC without paying the CDSC.)

In the case of selling some but not all of the shares in an account, the shares not subject to a sales charge are redeemed first. Other shares are redeemed in the order purchased (first in, first out). Shares subject to the CDSC which are exchanged into another Principal Mutual Fund continue to be subject to the CDSC until the CDSC expires.


Broker-dealers that sell Principal Mutual Funds are paid a certain percentage of the sales charge in exchange for their services. At the option of Princor Financial Services Corporation ("Princor"), the amount paid to a dealer may be more or less than that shown in the chart above. The amount paid depends on the services provided. Amounts paid to dealers on purchases without a front-end sales charge are determined by and paid for by Princor.


SALES CHARGE WAIVER OR REDUCTION (CLASS A SHARES)
Class A shares of the Funds may be purchased without a sales charge or at a reduced sales charge. The Funds reserve the right to change or stop offering shares in this manner at any time for new accounts and with a 60-day notice to shareholders of existing accounts.

Waiver of sales charge (Class A shares)
---------------------------------------
A Fund's Class A shares may be purchased without a sales charge:
.. by its Directors, member companies of the Principal Financial Group, and their employees, officers, directors (active or retired), brokers or agents. This also includes their immediate family members (spouse, children (regardless of age) and parents) and trusts for the benefit of these individuals;
.. by the Premier Credit Union;
.. by non-ERISA clients of Principal Global Investors LLC;
.. by any employee or Registered Representative (and their employees) of an authorized broker-dealer;
.. through a "wrap account" offered by Princor or through broker-dealers, investment advisors and other financial institutions that have entered into an agreement with Princor which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or similar program under which clients pay a fee to the broker-dealer, investment advisor or financial institution;
.. by unit investment trusts sponsored by any member company of the Principal
  Financial Group;
.. to fund non-qualified plans administered by a member company of the Principal
  Financial Group pursuant to a written service agreement; and .. to the extent that the purchase proceeds represent a distribution from a terminating 401(a) plan, if 1) such purchase is made through a representative of Princor, the terminating plan is not administered by a member company of the Principal Financial Group, and the employer or plan trustee has entered into a written agreement with Princor permitting the group solicitation of active employees and/or plan participants, or 2) such purchase is made through registered representative of a broker-dealer other than Princor, the purchase proceeds represent a distribution from any terminating 401(a) plan and the employer or plan trustee has entered into a written agreement with Princor permitting the group solicitation of active employees and/or plan participants. Such purchases are subject to the CDSC which applies to purchases of $1 million or more as described above.

Reduction of sales charge (Class A shares)
------------------------------------------
1) Dollar amount of purchase. The sales charge varies with the size of your purchase. Reduced charges apply to the total of Principal Mutual Funds' (excluding the Cash Management Fund) shares purchased at one time by any "Qualified Purchaser." A Qualified Purchaser includes an individual and his/her spouse and their children under the age of 25, a trust primarily for such persons, and a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account. If the total amount being invested in the Principal Mutual Funds is near a sales charge breakpoint, you should consider increasing amount invested to take advantage of a lower sales charge. A purchase made by or through an employer on behalf of an employee or employees (including independent contractors) is also considered a purchase by a Qualified Purchaser.

2) Statement of intention (SOI). Qualified Purchasers may obtain reduced sales charges by signing an SOI. The SOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the SOI. The sales charge is based on the total amount to be invested in a 13 month period (24 months if the intended investment is $1 million or more). Upon your request, we will set up a 90-day look-back period to include earlier purchases - the 13 (24) month period then begins on the date of your first purchase during the 90-day period. If the intended investment is not made, sufficient shares will be sold to pay the additional sales charge due. A 401(a) plan trustee must submit the SOI at the time of the first plan purchase. The 90-day look-back period is not available to a 401(a) plan trustee.

3) Rights of accumulation. The Class A and Class B shares already owned by a Qualified Purchaser are added to the amount of the new purchase to determine the applicable sales charge percentage. Class A shares of the Cash Management Fund are not included in the calculation unless they were acquired in exchange for other Principal Mutual Fund shares.

4) The sales charge table below applies to the following types of purchases of Class A shares:
  . investment of death benefit proceeds from a life insurance policy or certain annuity contracts issued by Principal Life (or its subsidiaries or affiliates) within one year of the insured's death;
  . by employer sponsored retirement plans (SIMPLE IRA, SEPs, SAR-SEPs, non-qualified deferred compensation plans and Payroll Deduction Plan accounts which started prior to March 1, 2002) if the employer is a member of the Pennsylvania Chamber of Commerce; and
  . by qualified plans administered by Metavante 401(k) Services.

                                              SALES CHARGE AS A % OF:          DEALER ALLOWANCE AS % OF:
                                              -----------------------          -------------------------
     AMOUNT OF PURCHASE                 OFFERING PRICE   NET AMOUNT INVESTED        OFFERING PRICE
     ------------------                 ------------------------------------  -----------------
     Less than $500,000                      2.50%              2.56%                    2.10%
     $500,000 but less than $1,000,000       1.50%              1.52%                    1.25%

     $1,000,000 or more                 no sales charge



5) Employer sponsored plans. Retirement plans meeting the requirements of
  Section 401 of the Internal Revenue Code (401(k), Profit Sharing and Money Purchase Pension Plans) for which administrative services are provided by Metavante, and other employer sponsored retirement plans (including 403(b), SIMPLE IRAs, SEPs, SAR-SEPs, non-qualified deferred compensation plans, and Payroll Deduction Plan accounts) opened prior to March 1, 2002.
  . If Class A shares are used:
    . all plan investments are treated as made by a single investor to determine the applicable sales charge;
    . the sales charge for investments of less than $250,000 is 3.75% as a percentage of offering price; and
    . if the investment is $250,000 or more, the regular sales charge table is used.
  . If Class B shares are used, contributions into the plan after the plan assets are $250,000 or more are used to buy Class A shares.
  . Investments outside of a plan are not included with plan assets to determine the applicable sales charge.

CONTINGENT DEFERRED SALES CHARGE: CLASS B SHARES
.. The CDSC does not apply to shares purchased with reinvested dividends or other distributions.
.. The amount of the CDSC is a percentage based on the number of years you own the shares multiplied by the lesser of the market value at the time of the redemption or the initial purchase price of the shares sold.
.. In the case of selling some but not all of the shares in an account, the shares not subject to a sales charge are redeemed first. Other Class B shares are redeemed in the order purchased (first in, first out). Using a periodic withdrawal plan, you may sell up to 10% of the value of the shares (as of the last business day of December of the prior year) subject to a CDSC without paying the CDSC.
.. Shares subject to the CDSC that are exchanged into another Principal Mutual
  Fund continue to be subject to the CDSC until the CDSC expires.
.. Princor receives the proceeds of any CDSC.

Class B shares
--------------
A CDSC may be imposed on Class B shares sold within six years of purchase (five years for certain sponsored plans). Class B shares automatically convert into Class A shares (based on share prices, not numbers of shares) seven years after purchase. Class B shares provide you the benefit of putting all your dollars to work from the time of investment, but (until conversion) have higher ongoing fees and lower dividends than Class A shares.

The Class B share CDSC, if any, is determined by multiplying the lesser of the market value at the time of redemption or the initial purchase price of the shares sold by the appropriate percentage from the table below:

                                           CDSC AS A % OF DOLLAR AMOUNT
                                           ----------------------------
                                       ALL FUNDS EXCEPT LARGECAP STOCK   LARGECAP STOCK INDEX AND
   YEARS SINCE PURCHASE PAYMENTS MADE  INDEX AND LIMITED TERM BOND FUND  LIMITED TERM BOND FUNDS
   ----------------------------------  --------------------------------  ------------------------
   2 years or less                                  4.00%                         1.25%
   more than 2 years, up to 4 years                 3.00                          0.75
   more than 4 years, up to 5 years                 2.00                          0.50
   more than 5 years, up to 6 years                 1.00                          0.25
   more than 6 years                                 None                          None



The CDSC is not charged on exchanges. However, the purchase date of the exchanged shares is used to determine if the newly acquired shares are subject to the CDSC when sold. The Fund from which the shares are sold is used to determine the percentage of CDSC, if any.


The following table applies to Principal Mutual Fund shares purchased through employer sponsored plans making initial plan contributions into Principal Mutual Funds after February 1, 1998 but before March 1, 2002 only. The CDSC table above applies to purchases made by plans making initial contributions into the Funds after March 1, 2002.

                                           CDSC AS A % OF DOLLAR AMOUNT
                                           ----------------------------
                                       ALL FUNDS EXCEPT LARGECAP STOCK   LARGECAP STOCK INDEX AND
   YEARS SINCE PURCHASE PAYMENTS MADE  INDEX AND LIMITED TERM BOND FUND  LIMITED TERM BOND FUNDS
   ----------------------------------  --------------------------------  ------------------------
   2 years or less                                  3.00%                         0.75%
   more than 2 years, up to 4 years                 2.00                          0.50
   more than 4 years, up to 5 years                 1.00                          0.25
   more than 5 years, up to 6 years                 None                          None
   more than 6 years                                None                          None



Waiver of the sales charge (Class B shares)
-------------------------------------------
The CDSC is waived on Class B shares which are sold:
.. due to a shareholder's death;
.. due to the shareholder's disability, as defined in the Internal Revenue Code; .. from retirement plans to satisfy minimum distribution rules under the Code; .. to pay surrender charges;
.. to pay retirement plan fees;
.. involuntarily from small balance accounts;
.. through a systematic withdrawal plan (certain limits apply);
.. from a retirement plan to assure the plan complies with Sections 401(k),
  401(m), 408(k) or 415 of the Code;
.. from retirement plans qualified under Section 401(a) of the Code due to the plan participant's death, disability, retirement or separation from service after attaining age 55;

.. from a retirement plan meeting the requirements of Section 401 of the Code
  (401(k), Profit Sharing and Money Purchase Pension Plans) that has provided us with its notice of intent (on or before November 30, 2002) to transfer its assets to a group annuity contract distributed by Principal Life; or
.. from an account in a qualified plan administered by Metavante unless the sale is associated with the termination of the plan.

ONGOING FEES
Each Fund pays ongoing fees to its Manager, Underwriter and others who provide services to the Fund. They reduce the value of each share you own.

DISTRIBUTION (12B-1) FEES
Each of the Funds (except the Cash Management Fund for Class A shares) has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund pays a fee to Princor based on the average daily net asset value of the Fund. These ongoing fees pay expenses relating to distribution fees for the sale of Fund shares and for services provided by Princor and other selling dealers to shareholders. Because they are ongoing fees, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

..Class A shares (except Cash Management, LargeCap Stock Index and
  Limited Term Bond)                                                     0.25%
..  Class A shares of LargeCap Stock Index and Limited Term Bond          0.15%
..  Class B shares (except LargeCap Stock Index and Limited Term Bond)    1.00%
..  Class B shares of LargeCap Stock Index and Limited Term Bond          0.50%

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES
Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.


Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.


Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
Each of the Funds may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Each of the Funds may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.


CURRENCY CONTRACTS
The International Growth-Oriented, Partners Blue Chip, Partners Equity Growth, Partners LargeCap Blend, Partners
LargeCap Growth, Partners LargeCap Value and Partners MidCap Growth Funds may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If a Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.


FORWARD COMMITMENTS
Each of the Funds may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. Each of these Funds may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
Each of the Funds (except Cash Management, Government Securities Income and Tax-Exempt Bond) may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

HIGH YIELD SECURITIES
Certain of the Funds may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


INITIAL PUBLIC OFFERINGS ("IPOS")
Certain of the Funds may invest in IPOs. An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When a Fund's assets base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders.


DERIVATIVES
To the extent permitted by its investment objectives and policies, each of the Funds may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Funds may enter into put or call options, future contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.


Generally, no Fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Funds may not invest in oil leases or futures. However, a Fund may be permitted to purchase and sell financial futures contracts, options on such contracts, swaps and securities backed by physical commodities even if the Fund is not allowed to invest in the underlying commodities or commodity contracts.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment; and .. the counterparty may fail to perform its obligations.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.


FOREIGN SECURITIES
The Funds may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund's portfolio. A Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


SECURITIES OF SMALLER COMPANIES
The Funds may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

UNSEASONED ISSUERS
The Funds may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

TEMPORARY DEFENSIVE MEASURES
For temporary defensive purposes in times of unusual or adverse market conditions, the Funds may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, a Fund may fail to achieve its investment objective.

PORTFOLIO TURNOVER
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (that are paid by the Fund) that may have an adverse impact on Fund performance and may generate short-term capital gains (on which taxes may be imposed even if no shares of the Fund are sold during the year). No turnover rate can be calculated for the Cash

Management Fund because of the short maturities of the securities in which it invests. Turnover rates for each of the other Funds may be found in the Fund's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER
Principal Management Corporation serves as the manager for the Funds. In its handling of the business affairs of each Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the required financial and accounting records. In addition, the Manager is responsible for the portfolio management function for certain Funds.

MANAGER: The Manager is an indirect subsidiary of Principal Financial Services,
         Inc. and has managed mutual funds since 1969. As of December 31, 2003, the mutual funds it manages had assets of approximately $XX.X billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Bond                         William C. Armstrong
                                        Timothy R. Warrick
           Cash Management              Michael R. Johnson
                                        Alice Robertson
           Real Estate Securities       Kelly D. Rush
           Tax-Exempt Bond              Thomas V. Catus




WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for a member company of the Principal Financial Group. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation



THOMAS V. CATUS, CFA . Mr. Catus is a portfolio analyst for a member company of The Principal Financial Group and specializes in municipal bonds. Prior to joining Principal in 2000, he was a chief financial officer at Franklin Leasing and a fixed income analyst and trader at Cleary Gull. Mr. Catus received an MBA in finance from the University of Iowa and a BBA in transportation and logistics from Iowa State University. He is a CFA charterholder, a member of the Iowa Society of Financial Analysts and a member of the Association of Investment Management and Research (AIMR).



MICHAEL R. JOHNSON . Mr. Johnson joined the Principal Financial Group in 1982. He began directing securities trading for a member company of the Principal Financial Group in 1994 and also manages its fixed-income trading operation. Mr. Johnson earned his Bachelor's degree in Finance from Iowa State University.

ALICE ROBERTSON . Ms. Robertson is a trader for a member company of the Principal Financial Group on its corporate fixed-income trading desk.She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.



KELLY D. RUSH, CFA . Mr. Rush directs the Real Estate Investment Trust (REIT) activity for a member company of the Principal Financial Group. Mr. Rush joined the Principal Financial Group in 1987 and has been dedicated to public real estate investments since 1995. His experience includes the structuring of public real estate transactions that included commercial mortgage loans and the issuance of unsecured bonds. He received his Master's degree and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



TIMOTHY R. WARRICK, CFA . Mr. Warrick is a co-portfolio manager at Principal with responsibility for the U.S. multi-sector product with focus on the management of U.S. credit instruments. His prior responsibilities with the firm include portfolio management for multiple asset class portfolios, product development and fixed income credit analyst duties. He joined Principal in 1990. In 1996, Mr. Warrick joined ReliaStar Investment Research, Inc. and was responsible for multiple asset classes, including corporate bonds and leveraged bank loans. He rejoined Principal in 1998 as a portfolio manager. He received an MBA in finance from Drake University and a bachelor's degree in accounting and economics from Simpson College. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research (AIMR).


THE SUB-ADVISORS
The Manager has signed contracts with various Sub-Advisors. Under the Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for a specific Fund. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: Alliance Capital Management L.P. ("Alliance") through its Bernstein
         Investment Research and Management unit ("Bernstein"). As of December 31, 2003, Alliance managed $XXX billion in assets. Bernstein is located at 767 Fifth Avenue, New York, NY 10153 and Alliance is located at 1345 Avenue of the Americas, New York, NY 10105.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Value      Marilyn G. Fedak
                                        John Phillips




MARILYN G. FEDAK, CFA . Ms. Fedak was named executive vice president and chief investment officer for U.S. Value Equities of Alliance Capital in 2000. She became chief investment office for U.S. Value Equities and chairman of the Bernstein U.S. Equity Investment Policy Group at Sanford C. Bernstein & Co., Inc. in 1993. She had previously served as a senior portfolio manager since joining the firm in 1984. From 1972 to 1983, she was a portfolio manager and research analyst at Morgan Guaranty Trust Company. She earned a BA from Smith College in 1968 and an MBA from Harvard University in 1972. She has earned the right to use the Chartered Financial Analyst designation.



JOHN D. PHILLIPS, JR., CFA . Mr. Phillips, Senior Portfolio Manager - U.S. Value Equities, is a member of the Investment Policy Group, and member of the Research Review Committee. He joined the firm in 1994. From 1992 to 1993, he was chairman of the Investment Committee and chief equity officer at Investment Advisers, Inc. in Minneapolis. From 1972 to 1992, he was at State Street Research and Management Co. in Boston, where he progressed from investment research analyst to vice chairman of the Equity Investment Committee. He earned a BA from Hamilton College and an MBA from Harvard University, and is a Chartered Financial Analyst.

SUB-ADVISOR: Federated Investment Management Company ("Federated") is a registered investment adviser and a wholly-owned subsidiary of Federated Investors, Inc., which was founded in 1955. Federated is located in the Federated Investors Tower at 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. As of December 31, 2003, Federated managed $X.XX billion in assets.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners LargeCap Blend      Linda A. Duessel
                                        David P. Gilmore




LINDA A. DUESSEL, CFA . Ms. Duessel joined Federated in 1991 and has been a Portfolio Manager since 1995. She became a Senior Vice President of the Federated in January 2000 and served as a Vice President of Federated from 1995 through 1999. Ms. Duessel was a Senior Investment Analyst and an Assistant Vice President of Federated from 1991 through 1995. Ms. Duessel received her MS in Industrial Administration from Carnegie Mellon University. She has earned the right to use the Chartered Financial Analyst designation.



DAVID P. GILMORE, CFA . Mr. Gilmore joined Federated in August 1997 as an Investment Analyst. He was promoted to Senior Investment Analyst in July 1999 and became an Assistant Vice President of Federated in July 2000. Mr. Gilmore was a Senior Associate with Coopers & Lybrand from January 1992 to May 1995. He earned his MBA from the University of Virginia and has a BS from Liberty University. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Goldman Sachs Asset Management, L.P. ("GSAM") is part of the
         Investment Management Division ("IMD") of Goldman, Sachs & Co. GSAM's principal office is located at 32 Old Slip, New York, NY 10005. As of December 31, 2003, GSAM, along with other units of IMD, had assets under management of approximately $XXX billion.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners Blue Chip           Melissa R. Brown
                                        Robert C. Jones
                                        Victor H. Pinter




MELISSA R. BROWN, CFA . Ms. Brown is a senior portfolio manager responsible for the US Portfolios for the Global Quantitative Equity group. A member of the GQE Investment Policy Committee, she is involved with all aspects of the portfolio management process. Ms. Brown joined GSAM as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities. She has earned the right to use the Chartered Financial Analyst designation.



ROBERT C. JONES, CFA . Mr. Jones is the Chief Investment Officer and a senior portfolio manager for the Global Quantitative Equity group. He brings 20 years of investment experience to his work in managing the Global Quantitative Equity group. Mr. Jones joined GSAM as a portfolio manager in 1989. He has earned the right to use the Chartered Financial Analyst designation.



VICTOR H. PINTER . Mr. Pinter is a senior portfolio manager responsible for US Portfolios for the Global Quantitative Equity Group and is a member of the GQE Investment Policy Committee. He manages the group that is responsible for risk control and portfolio construction of domestic portfolios. Mr. Pinter joined GSAM as a research analyst in 1989. He became a portfolio manager in 1992.

SUB-ADVISOR: Morgan Stanley Investment Management Inc., which does business in certain instances (including in its role as sub-advisor to the Partners Equity Growth Fund) as Morgan Stanley Asset Management ("MSAM"), with principal offices at 1221 Avenue of the Americas, New York, NY 10020, provides a broad range of portfolio management services to customers in the U.S. and abroad. As of December 31, 2003, Morgan Stanley Asset Management, together with its affiliated asset management companies, had approximately $XXX billion in asset under management with approximately $XXX billion in institutional assets.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners Equity Growth       Morgan Stanley's Large Cap
                                        Growth Team - current members
                                        include: William Auslander,
                                        Managing Director and Jeffrey
                                        Alvino, Executive Director.




SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. Assets under management as of December 31, 2003 exceeded $XXX billion. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.

                                           DAY-TO-DAY
           FUND                            FUND MANAGEMENT
           ----                            ---------------
           Balanced                        William C. Armstrong
                                           Dirk Laschanzky
           Capital Value                   John Pihlblad
           Equity Income                   Rollion Woltjen
           Government Securities Income    Mark Karstrom
                                           Martin J. Schafer
           Growth                          Mary Sunderland
           International                   Paul H. Blankenhagen
                                           Phyllis J. Vance
           International Emerging Markets  Michael A. Marusiak
                                           Michael L. Reynal
           International SmallCap          Brian W. Pattinson
           LargeCap Stock Index            Dirk Laschansky
           Limited Term Bond               Martin J. Schafer
           MidCap                          K. William Nolin
           SmallCap                        Todd Sanders




WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for Principal. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.



PAUL H. BLANKENHAGEN, CFA . Mr. Blankenhagen is a portfolio manager at Principal Global Investors. He is responsible for developing portfolio strategy and leading the ongoing management of core international equity portfolios including developed markets portfolios and broad market portfolios. Mr. Blankenhagen is also active in research with an emphasis on the banking and media industries. He joined the firm in 1992 and has been a member of the international equity team since 1995. He was named a portfolio manager in 2000. Mr. Blankenhagen received a Master's Degree from Drake University and a Bachelor's Degree in Finance from Iowa State University. He holds the Chartered Financial Analyst designation, and is a member of the Association for Investment Management and Research (AIMR) and the Iowa Society of Financial Analysts.



MARK KARSTROM. . Mr. Karstrom is a portfolio manager at Principal with responsibility for mortgage-backed securities. Prior to joining Principal in 2001, Mr. Karstrom was a portfolio manager for Scudder Kemper Investments. He received a BA in economics from the University of Denver. He is a member of the Association for Investment Management and Research (AIMR) and a Level II candidate for the Chartered Financial Analyst Designation.



DIRK LASCHANZKY, CFA . As a portfolio manager at Principal, Mr. Laschanzky is responsible for asset allocation and provides advice to clients concerning their portfolios across all asset classes. Prior to joining Principal in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services where he managed short-term money market funds and was responsible for American Airlines' pension plan investment management. He also served as a financial analyst for American Airlines. He received an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL A. MARUSIAK . Mr. Marusiak joined Principal in 2000, specializing in the international emerging markets sector. Prior to joining Principal, he was an analyst on Trust Company of the West's global fund management team. He also worked with SBC Warburg of London as a research analyst responsible for Eastern Europe, the Middle East and Africa. He earned an MIA in International Finance from the Columbia University School of International and Public Affairs and a BA in Business Administration and Finance from Simon Fraser University of Burnaby, British Columbia.



K. WILLIAM NOLIN, CFA . Mr. Nolin has managed the domestic mid-cap equity portfolios since 1999. His expertise is grounded in the telecommunications, media & entertainment, lodging and consumer non-durables sectors. Mr. Nolin joined the Principal Financial Group in 1993 as an investment credit analyst. He earned his MBA from the Yale School of Management and his Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



BRIAN W. PATTINSON, CFA . Mr. Pattinson is a portfolio manager at Principal. He performs international security analysis and strategy development for the firm's core international equity research effort and also specializes in the information technology and telecommunication sectors. He joined Principal in 1994. Mr. Pattinson earned his MBA and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



JOHN PIHLBLAD, CFA . Mr. Pihlblad is director of quantitative portfolio management for Principal. He has over 24 years experience in creating and managing quantitative investment systems. Prior to joining Principal in 2000, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He received his BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL L. REYNAL . Mr. Reynal joined Principal in 2001, specializing in emerging markets portfolios. Prior to joining Principal, he was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group, Inc. in New York. He also spent four years with Paribas Capital Markets in New York as the head of the equity trading desk, and three years with Barclays do Zoete Weed in London, focusing on Latin American equity trading. Mr. Reynal received an MBA from the Amos Tuck School at Dartmouth College in New Hampshire, a BA/MA in History from Christ's College at Cambridge University in England and a BA in History from Middlebury College in Vermont.

TODD SANDERS, CFA . Todd is an equity analyst for Principal focused on quantitative research. He joined the firm in 1998. Previously, Todd was an investment analyst for NISA Investment Advisors and in credit analysis/risk management with the U.S. Central Credit Union. He received an MBA in finance from Washington University and a Bachelor's degree in finance/economics from the University of Missouri-Columbia. He is a member of the International Association of Financial Engineers (IAFE), the Global Association of Risk Professionals
(GARP) and the Association of Investment Management and Research (AIMR). He has earned the right to use the Chartered Financial Analyst designation.



MARTIN J. SCHAFER . Mr. Schafer is a portfolio manager for Principal specializing in managing mortgage-backed securities and high quality short, intermediate and long duration portfolios. Mr. Schafer joined the firm in 1977. In the early 1980s, he developed the firm's secondary mortgage marketing operation and in 1984, he assumed portfolio management responsibility for its residential mortgage portfolio. He began managing mutual fund assets in 1985 and institutional portfolios in 1992. Mr. Schafer holds a bachelor's degree in accounting and finance from the University of Iowa.



KURTIS D. SPIELER, CFA . Mr. Spieler is a portfolio manager specializing in the management of international equity portfolios. He joined the Principal Financial Group in 1987 in the Treasury operation as a securities analyst and moved to Principal in 1991. Mr. Spieler received his MBA from Drake University and his BBA in Accounting from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation.



MARY SUNDERLAND, CFA . Prior to joining Principal in 1999, Ms. Sunderland managed growth and technology portfolios for Skandia Asset Management for 10 years. Ms. Sunderland holds an MBA in Finance from Columbia University Graduate School of Business and an undergraduate degree from Northwestern University. She has earned the right to use the Chartered Financial Analyst designation.



PHYLLIS J. VANCE, CFA . Ms. Vance is a portfolio manager at Principal Global Investors. She is responsible for developing portfolio strategy and leading the ongoing management of core international equity portfolios including developed markets portfolios and broad market portfolios. Ms. Vance is also active in company research and specializes in the health care, industrial and consumer discretionary sectors. She joined the firm in 1978. In 1980, she joined the investment team as an equity research analyst, and was named an international equity portfolio manager in 2000. Ms. Vance received a Bachelor's Degree in Industrial Administration from Iowa State University. She holds the Chartered Financial Analyst designation and is a member of the Iowa Society of Financial Analysts and the Association for Investment Management and Research (AIMR).



ROLLIN C. WOLTJEN .



SUB-ADVISOR: Turner Investment Partners, Inc. ("Turner") was founded in 1990.
         Its address is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312. As of December 31, 2003, Turner had discretionary management authority with respect to approximately $XX billion in assets.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners MidCap Growth       Christopher K. McHugh
                                        William C. McVail
                                        Robert E. Turner




CHRISTOPHER K. MCHUGH . Mr. McHugh, Senior Portfolio Manager, joined Turner Investment Partners, Inc. in 1990. He holds a BS in Accounting from Philadelphia University and an MBA in Finance from St. Joseph's University. He has been in investment management since 1986.



WILLIAM C. MCVAIL . Mr. McVail, Senior Portfolio Manager, joined Turner in 1998. Previously, he was Portfolio Manager at PNC Equity Advisers. He has been in investment management since 1987.

ROBERT E. TURNER, CFA . Mr. Turner, Chairman and Chief Investment Officer, founded Turner in 1990. Prior to 1990, he was Senior Investment Manager with Meridian Investment Company. He has been in investment management since 1981. Mr. Turner is a Chartered Financial Analyst.


SUB-ADVISOR: UBS Global Asset Management (New York) Inc., a New York corporation located at 51 West 52nd Street, New York, NY 10019 ("UBS Global AM"), is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of December 31, 2003, UBS Global AM managed approximately $XXX billion in assets and the Group managed approximately $XXX billion in assets.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners SmallCap Growth     Investment decisions for the
                                        Fund are made by investment
                                        management teams at UBS Global
                                        AM, including Paul A. Graham,
                                        Jr. and David N. Wabnik. No
                                        member of the investment
                                        management team is primarily
                                        responsible for making
                                        recommendations for portfolio
                                        purchases.




PAUL A. GRAHAM, JR., CFA . Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Executive Director, Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.



DAVID N. WABNIK . Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. For four years prior to joining the firm, he served as a small cap portfolio manager/senior research analyst at Value Line Asset Management. Mr. Wabnik received his BS from Binghamton University and his MBA from Columbia Business School. He completed the Certified Financial Analyst Level I exams.


SUB-ADVISOR: Wellington Management Company, LLP ("Wellington Management") traces its origins to 1928. It is located at 75 State Street, Boston, MA 02109. As of December 31, 2003, Wellington Management managed approximately $XXX billion in assets.

                                        DAY-TO-DAY
           FUND                         FUND MANAGEMENT
           ----                         ---------------
           Partners Blue Chip           Matthew E. Megargel




MATTHEW E. MEGARGEL, CFA . Mr. Megargel, a Senior Vice President and Partner of Wellington Management, joined the firm in 1983 as a research analyst and took on additional responsibilities as a portfolio manager in 1988. In 1991, he became solely a portfolio manager with Wellington Management. Mr. Megargel received his BA in Economics from the University of North Carolina - Chapel Hill in 1979, and his MBA from the University of Virginia's Darden Graduate School of Business Administration in 1983. He has earned the right to use the Chartered Financial Analyst designation.

DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Funds with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Manager or Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

FEES PAID TO THE MANAGER
The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2003 was:

      Balanced                               MidCap
      Bond                                   Partners Blue Chip
      Capital Value                          Partners Equity Growth
      Cash Management                        Partners LargeCap Blend
      Government Securities Income           Partners LargeCap Value
      Growth                                 Partners MidCap Growth
      International                          Partners SmallCap Growth
      International Emerging                 Real Estate
      Markets
      International SmallCap                 SmallCap
      LargeCap Stock Index                   Tax-Exempt Bond
      Limited Term Bond                      Utilities



The Manager has agreed to limit the expenses paid by the following Funds and, if necessary, pay expenses normally payable by each of the listed Funds through the period ending February 29, 2004. The expense limit will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to a Class on an annualized basis) not to exceed the following percentages:

 FUND                                                  CLASS A      CLASS B
 ----                                                  -------      -------
 Capital Value                                           1.03          N/A
 International                                           1.63          N/A
 International Emerging Markets                          2.75         3.50
 LargeCap Stock Index                                    0.90         1.25
 Partners Equity Growth                                  1.75         2.50
 Partners LargeCap Blend                                 1.75         2.50
 Partners LargeCap Value                                 1.75         2.50
 Partners MidCap Growth                                  1.95         2.70
 Partners SmallCap Growth                                1.95         2.70



The expense limits in place through the period ended February 28, 2003 maintained operating expenses (expressed as a percentage of average net assets attributable to a Class on an annualized basis) which did not to exceed the following percentages

 FUND                                                  CLASS A      CLASS B
 ----                                                  -------      -------
 International Emerging Markets                          2.50         3.25
 LargeCap Stock Index                                    0.90         1.25
 Partners LargeCap Blend                                 1.95         2.70
 Partners LargeCap Value                                 1.95         2.70
 Partners MidCap Growth                                  1.95         2.70
 Partners SmallCap Growth                                1.95         2.70

:


Each Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Fund that is relying on that order, the Manager may:

.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Funds due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Fund will rely on the order until it receives approval from its shareholders or, in the case of a new Fund, the Fund's sole initial shareholder before the Fund is available to the public, and the Fund states in its prospectus that it intends to rely on the order. The Manager will not enter into an agreement with an affiliated Sub-Advisor for a Fund that is relying on the order without that agreement, including the compensation to be paid under it, being similarly approved.

The Partners Blue Chip, Partners Equity Growth, Partners LargeCap Blend, Partners LargeCap Value, Partners MidCap Growth and Partners SmallCap Growth Funds have received the necessary shareholder approval and intend to rely on the order.


PRICING OF FUND SHARES


Each Fund's shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the New York Stock Exchange ("NYSE") is open (shares are not priced on the days on which the NYSE is closed for trading). The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


For all Funds, except the Cash Management Fund, the share price is calculated by:
.. taking the current market value of the total assets of the Fund
.. subtracting liabilities of the Fund
.. dividing the remainder proportionately into the classes of the Fund
.. subtracting the liability of each class
.. dividing the remainder by the total number of shares owned in that class.

The securities of the Cash Management Fund are valued at amortized cost. The calculation procedure is described in the SAI. The Cash Management Fund reserves the right to determine a share price more than once each day.


NOTES:

.. If current market values are not readily available for a security owned by a
  Fund, its fair value is determined using a policy adopted by the Directors.
.. A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The International Growth-Oriented Funds have a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

DIVIDENDS AND DISTRIBUTIONS


FOR ALL FUNDS EXCEPT THE CASH MANAGEMENT FUND
The Bond, Government Securities Income, Limited Term Bond and Tax-Exempt Bond Funds pay their net investment income on a monthly basis. Payments are made to shareholders of record on the business day prior to the payment date. The payment date is the 19th of each month (or previous business day).

The Balanced, Equity Income and Real Estate Securities Funds pay their net investment income on a quarterly basis. Payments are made to shareholders of record on the business day prior to the payment date. The payment date is the 19th of March, June, September and December (or previous business day).


The other Funds (other than the Cash Management Fund) pay their net investment income once each year. Payments are made to shareholders of record on the business day prior to the payment date. The payment date is December 19th (or previous business day).


Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the second business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.


You can authorize income dividend and capital gain distributions to be:
.. invested in additional shares of the Fund you own without a sales charge;
.. invested in shares of another Principal Mutual Fund (Dividend Relay) without a sales charge (distributions of a Fund may be directed only to one receiving
  Fund); or
.. paid in cash.

Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such plans.


A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state and local taxes. A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.


CASH MANAGEMENT FUND
The Cash Management Fund declares dividends of all its daily net investment income each day its shares are priced. The dividends are paid daily and are automatically reinvested back into additional shares of the Fund. You may ask to have your dividends paid to you monthly in cash. These cash payments are made on the 20th (or preceding business day if the 20th is not a business day) of each month.

Under normal circumstances, the Fund intends to hold portfolio securities until maturity and value them at amortized cost. Therefore, the Fund does not expect any capital gains or losses. Should there be any gain, it could result in an increase in dividends. A capital loss could result in a dividend decrease.


NOTES:

.. Payment of income dividends and capital gains shortly after you buy shares has the effect of reducing the share price by the amount of the payment.
.. Distributions from a Fund, whether received in cash or reinvested in additional shares may be subject to federal (and state) income tax.

HOW TO BUY SHARES


To open an account and buy fund shares, rely on your Registered Representative. Principal Mutual Funds are "load" funds which means you pay a sales charge for the ongoing assistance of your Registered Representative.


Fill out the Principal Mutual Fund application* completely. You must include:
.. the name(s) you want to appear on the account;
.. the code of the Fund(s) in which you want to invest;
.. your choice of Class A or Class B shares;
.. the amount of the investment;

.. your Social Security number or Taxpayer I.D. number; and .. other required information (may include corporate resolutions, trust agreements, etc.).
  * An application is included with this prospectus. A different application is needed for a Principal Mutual Fund IRA, Coverdell Education Savings Account, 403(b), SEP, SIMPLE, SAR-SEP or certain employee benefit plans. Call Principal Mutual Funds for more information.


Each Fund requires a minimum initial investment:

..  Regular Accounts                              $1,000
..  Uniform Transfer to Minor Accounts            $  500
..  IRA Accounts                                  $  500
..  Coverdell Education Savings Account           $  500


Subsequent investment minimums are $100. However, if your investments are made using an Automatic Investment Plan, the investment minimum is $50 ($100 for the Cash Management Fund).


NOTE: The minimum investment applies on a Fund level, not on the total investment being made. Minimums may be waived on accounts set up for: certain employee benefit plans; retirement plans qualified under Internal Revenue Code Section 401(a); payroll deduction plans submitting contributions in an electronic format devised and approved by Princor; Principal Mutual Fund asset allocation programs; Automatic Investment Plans; and Cash Management Accounts.

Class B shares of the Cash Management Fund may be purchased only by exchange from other Fund accounts in the same share class.


In order for us to process your purchase order on the day it is received, we must receive the order (with complete information):
.. on a day that the New York Stock Exchange (NYSE) is open; and .. prior to the close of trading on the NYSE (normally 3 p.m. Central Time).

Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.


INVEST BY MAIL
.. Send a check and completed application to:
   Principal Mutual Funds
   P. O. Box 10423
   Des Moines Iowa 50306-9780
.. Make your check payable to Principal Mutual Funds.
.. Your purchase will be priced at the next share price calculated after Principal Mutual Funds receives your paperwork, completed in a manner acceptable to us.

ORDER BY TELEPHONE
.. Call us between 7:00 A.M. and 7:00 P.M. Central Time on any day that the NYSE is open.
.. We must receive your payment for the order within three business days (or the order will be canceled and you may be liable for any loss).
.. For new accounts, you also need to send a completed application.

NOTES:

.. Phone orders are not available for qualified accounts or the Cash Management
  Fund.
.. Other restrictions may apply, please call us for details.

WIRE MONEY FROM YOUR BANK
.. Have your Registered Representative call Principal Mutual Funds for an account number and wiring instructions.
.. For both initial and subsequent purchases, federal funds should be wired to:

   Wells Fargo Bank Iowa, N.A.
   Des Moines, Iowa 50309
   ABA No.: 073000228
   For credit to: Principal Mutual Funds
   Account No.: 3000499968
   For credit: Principal ________ Fund, Class A or Class B
   Shareholder Account No. __________________
   Shareholder Registration __________________
.. Give the number and instructions to your bank (which may charge a wire fee). .. No wires are accepted on days when the NYSE is closed or when the Federal
  Reserve is closed (because the bank that would receive your wire is closed).

ESTABLISH A DIRECT DEPOSIT PLAN
Direct Deposit allows you to deposit automatically all or part of your paycheck (or government allotment) to your Principal Mutual Funds account(s).
.. Availability of this service must be approved by your payroll department.
.. Have your Registered Representative call Principal Mutual Funds for an account number, Automated Clearing House (ACH) instructions and the form needed to establish Direct Deposit.
.. Give the Direct Deposit Authorization Form to your employer or the governmental agency (either of which may charge a fee for this service).
.. Shares will be purchased on the day the ACH notification is received by Wells
  Fargo Bank Iowa, N.A.
.. On days when the NYSE is closed, but the bank receiving the ACH notification is open, your purchase will be priced at the next calculated share price.
.. For Cash Management (Class A) only - You may set up direct deposit to an existing Cash Management account via
  UMB Bank, N.A. Provide a voided check or deposit slip to the entity making the payment(s) to you and request funds be forwarded to your account

ESTABLISH AN AUTOMATIC INVESTMENT PLAN
.. You may make regular monthly investments with automatic deductions from your bank or other financial institution account. You select the day (not the 29th, 30th or 31st) of the month the deduction is to be made.
.. The minimum initial investment is waived if you set up an Automatic Investment
  Plan when you open your account.
.. Minimum monthly purchase is $50 per Fund (except the Cash Management Fund).
.. Send completed application, check authorization form and voided check (or voided deposit slip) to:
   Principal Mutual Funds
   P. O. Box 10423
   Des Moines Iowa 50306-9780

SET UP A DIVIDEND RELAY
.. Invest your dividends and capital gains from one Principal Mutual Funds in shares of another Principal Mutual
  Funds.
.. You may acquire shares of a Fund only if its shares are legally offered in your state of residence.
.. Distributions from a Fund may be directed to only one receiving Fund.
.. The Fund share class receiving the investment must be the same class as the originating Fund.
.. There is no sales charge or administrative charge for the Dividend Relay.
.. You can set up Dividend Relay:
  . on the application for a new account; or . by calling Principal Mutual Funds if telephone services apply to the originating account; or
  . in writing (a signature guarantee may be required).
.. You may discontinue your Dividend Relay election with a written notice to Principal Mutual Funds. There may be a delay of up to 10 days before the Dividend Relay plan is discontinued.
.. The amount invested in the receiving Fund must meet that Fund's minimums. If it does not, the receiving Fund reserves the right to close the account if it is not brought up to the minimum investment amount within 30 days of sending you a deficiency notice.

HOW TO REDEEM (SELL) SHARES


After you place a sell order in proper form, shares are sold using the next share price calculated. The amount you receive will be reduced by any applicable CDSC or redemption fee. There is no additional charge for a sale of shares however, you will be charged a $6 wire fee if you have the sale proceeds wired to your bank. Generally, the sale proceeds are sent out on the next business day* after the sell order has been placed. It may take additional business days for your financial institution to post this payment to your account at that financial institution. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made). A Fund can only sell shares after your check making the Fund investment has cleared your bank. To avoid the inconvenience of a delay in obtaining sale proceeds, shares may be purchased with a cashier's check or money order. A sell order from one owner is binding on all joint owners.
  * a day when both the NYSE and the Federal Reserve are open for normal business.


Your request for a distribution from your 403(b) account must be in writing. You may obtain a distribution form by telephoning us or writing to the Principal Mutual Funds at P.O. Box 10423, Des Moines, Iowa 50309.

Distributions from IRA, SEP, SIMPLE, 403(b) and SAR-SEP accounts may be taken as:
.. lump sum of the entire interest in the account;
.. partial interest in the account; or
.. periodic payments of either a fixed amount or an amount based on certain life expectancy calculations.
Tax penalties may apply to distributions before the participant reaches age
591/2.

Selling shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.


Generally, sales proceeds checks are:
.. payable to all owners on the account (as shown in the account registration);
  and
.. mailed to address on the account (if not changed within last month) or previously authorized bank account.

For other payment arrangements, please call Principal Mutual Funds. You should also call Principal Mutual Funds for special instructions that may apply to sales from accounts:
.. when an owner has died;
.. for certain employee benefit plans; or .. owned by corporations, partnerships, agents or fiduciaries.

Payment for shares sold is generally sent the business day after the sell order is received. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.


Within 60 days after the sale of shares, you may reinvest the amount of the sale proceeds into any Principal Mutual Funds' Class A shares without a sales charge if the shares that were sold were:
.. Class A shares on which a sales charge was paid;
.. Class A shares acquired by conversion of Class B shares; or .. Class B shares on which a CDSC was paid.

The transaction is considered a sale for federal (and state) income tax purposes even if the proceeds are reinvested. If a loss is realized on the sale, the reinvestment may be subject to the "wash sale" rules resulting in the postponement of the recognition of the loss for tax purposes.


SELL SHARES BY MAIL
.. Send a letter or distribution form (call us for the form) which is signed by the owner/owners of the account to:
   Principal Mutual Funds
   P. O. Box 10423
   Des Moines Iowa 50306-9780

.. Specify the Fund and account number.
.. Specify the number of shares or the dollar amount to be sold.
.. A signature guarantee* will be required if the:
  . sell order is for more than $100,000;
  . account address has been changed within one month of the sell order; or . check is payable to a party other than the account shareholder(s) or
    Principal Life.
    * If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable.


SELL SHARES IN AMOUNTS OF $100,000 OR LESS BY TELEPHONE*
.. The address on the account must not have been changed within the last month and telephone privileges must apply to the account from which the shares are being sold.
.. If our phone lines are busy, you may need to send in a written sell order.
.. To sell shares the same day, the order must be received before the close of normal trading on the NYSE (generally 3:00 p.m. Central Time).
.. Telephone redemption privileges are NOT available for Principal Mutual Funds
  403(b)s and certain employee benefit plans or on shares for which certificates have been issued.
.. If previously authorized, checks can be sent to a shareholder's U.S. bank account.
  * The Funds and the transfer agent reserve the right to refuse telephone orders to sell shares. The shareholder is liable for a loss resulting from a fraudulent telephone order that the Fund reasonably believes is genuine. The Funds will use reasonable procedures to assure instructions are genuine. If the procedures are not followed, the Funds may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requesting personal identification information (name, phone number, social security number, birth date, security phrase, etc.) and sending written confirmation to the address on the account.


SELL SHARES BY CHECKWRITING (CLASS A SHARES OF CASH MANAGEMENT FUND ONLY)
.. Checkwriting must be elected on initial application or by written request to Principal Mutual Funds. Such election continues in effect until the Fund receives written notice revoking or changing the election.
.. The Fund can only sell shares after your check making the Fund investment has cleared your bank.
.. Checks must be written for at least $500.
.. Checks are drawn on UMB Bank, N.A. and its rules concerning checking accounts apply.
.. If the account does not have sufficient funds to cover the check, it is marked
  "Insufficient Funds" and returned (the Fund may revoke checkwriting on accounts on which "Insufficient Funds" checks are drawn).
.. Accounts may not be closed by withdrawal check (accounts continue to earn dividends until checks clear and the exact value of the account is not known until the check is received by UMB).
.. Checkwriting is only available for non-qualified accounts.
.. Neither the Fund, UMB nor the Manager shall incur any liability for honoring the checks, selling shares to pay checks or for returning checks unpaid.
.. Checkwriting may be converted to a point-of-purchase debit from your account.
  This only applies if such service is available at the business with which you are doing business.

PERIODIC WITHDRAWAL PLANS
You may set up a periodic withdrawal plan on a monthly, quarterly, semiannual or annual basis to:
.. sell enough shares to provide a fixed amount of money ($25 minimum amount); .. pay insurance or annuity premiums or deposits to Principal Life (call us for details); and
.. provide an easy method of making monthly installment payments (if the service is available from your creditor who must supply the necessary forms).

You can set up a periodic withdrawal plan by:
.. completing the applicable section of the application; or
.. sending us your written instructions (and share certificate).

Your periodic withdrawal plan continues until:
.. you instruct us to stop; or
.. your Fund account balance is zero.

When you set up the withdrawal plan, you select which day you want the sale made (if none selected, the sale will be made on the 15th of the month). If the selected date is not a trading day, the sale will take place on the next trading day (if that day falls in the month after your selected date, the transaction will take place on the trading day before your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.


Sales may be subject to a CDSC. Up to 10% of the value of your Class A or Class B share account may be withdrawn annually free of a CDSC. If the withdrawal plan is set up when the account is opened, 10% of the value of additional purchases made within 60 days may also be withdrawn free of a CDSC. The amount of the 10% withdrawal privilege is reset as of the last business day of December of each year based on the account's value as of that day. The free withdrawal privilege not used in a calendar year is not added to the free withdrawal privileges for any following year.


Sales made under your periodic withdrawal plan will reduce and may eventually exhaust your account. The Funds do not normally accept purchase payments while a periodic withdrawal plan is in effect (unless the purchase represents a substantial addition to your account).


The Fund from which the periodic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw. The portion of sales proceeds from the Tax-Exempt Bond Fund which represents tax-exempt income which has been accrued but not declared a dividend by the Fund may be taxed at capital gain rates.


REDEMPTION FEE (OTHER THAN CASH MANAGEMENT FUND). Each Fund, except the Cash Management Fund, will impose a redemption fee on redemptions of $30,000 or more of Class A shares redeemed within 30 days after they are purchased. The fee is equal to 1.00% of the total redemption amount. The fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term money movement in and out of the Fund.


HOW TO EXCHANGE SHARES AMONG PRINCIPAL MUTUAL FUNDS


Your shares in the Funds (except Class A shares of Cash Management, LargeCap Stock Index and Limited Term Bond Funds) may be exchanged without a sales charge or CDSC for the same class of any other Principal Mutual Fund. Class A shares of LargeCap Stock Index and Limited Term Bond Funds may be exchanged into Class A shares of the other Principal Mutual Funds 90 days after purchase. The 90-day holding period requirement is waived if your purchase of Limited Term Bond Fund shares is made through our Principal Path for Income program. If a certificate has been issued, it must be returned to the Fund before the exchange can take place.


You may exchange shares by:
.. calling us, if you have telephone privileges on the account and if no share certificate has been issued.
.. sending a written request to:
   Principal Mutual Funds
   P. O. Box 10423
   Des Moines, Iowa 50306-9780
.. completing an Exchange Authorization Form (call us to obtain the form).
.. via the Internet at www.principal.com.

EXCHANGES FROM THE CASH MANAGEMENT FUND
Class A shares of the Cash Management Fund may be exchanged into:
.. Class A shares of other Principal Mutual Funds.
  . If the Cash Management shares were acquired by direct purchase, a sales charge will be imposed on the exchange into other Class A shares.
  . If the Cash Management shares were acquired by (1) exchange from other
    Funds, (2) conversion of Class B shares or (3) reinvestment of dividends earned on Class A shares that were acquired through exchange, no sales charge will be imposed on the exchange into other Class A shares.
.. Class B shares of other Principal Mutual Funds - subject to the CDSC.

Automatic exchange election
---------------------------
This election authorizes an exchange from one Principal Mutual Funds to another on a monthly, quarterly, semiannual or annual basis. You can set up an automatic exchange by:
.. completing the Automatic Exchange Election section of the application;
.. calling us if telephone privileges apply to the account from which the exchange is to be made; or
.. sending us your written instructions.

Your automatic exchange continues until:
.. you instruct us to stop; or
.. your Fund account balance is zero.

You may specify the day of the exchange (if none selected, the exchange will be made on the 15th of the month). If the selected day is not a trading day, the sale will take place on the next trading day (if that day falls in the month after your selected date, the transaction will take place on the trading day before your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.


General
-------
.. An exchange by any joint owner is binding on all joint owners.
.. If you do not have an existing account in the Fund to which the exchange is being made, a new account is established. The new account has the same owner(s), dividend and capital gain options and dealer of record as the account from which the shares are being exchanged.
.. All exchanges are subject to the minimum investment and eligibility requirements of the Fund being acquired.
.. You may acquire shares of a Fund only if its shares are legally offered in your state of residence.
.. For an exchange to be effective the day we receive your instruction, we must receive the instruction before the close of normal trading on the NYSE (generally 3 p.m. Central Time).

When money is exchanged or transferred from one account registration or tax identification number to another, the account holder is relinquishing his or her rights to the money. Therefore exchanges and transfers can only be accepted by telephone if the exchange (transfer) is between:
.. accounts with identical ownership;
.. an account with a single owner to one with joint ownership if the owner of the single owner account is also an owner of the account with joint ownership;
.. a single owner to a UTMA account if the owner of the single owner account is also the custodian on the UTMA account; or .. a single or jointly owned account to an IRA account to fund the yearly IRA contribution of the owner (or one of the owners in the case of a jointly owned account).

The exchange is treated as a sale of shares for federal (and state) income tax purposes and may result in a capital gain or loss. Income tax rules regarding the calculation of cost basis may make it undesirable in certain circumstances to exchange shares within 90 days of their purchase.


The exchange privilege is not intended for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse impact on all shareholders. Each Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The Fund into which you would like to exchange may also reject your exchange. In addition, in order to limit excessive exchange activity and otherwise to promote the best interests of a fund, each Fund, except the Cash Management Fund, imposes a fee on exchanges of $30,000 or more of shares acquired within 30 days of the date of the exchange. The fee is equal to 1.00% of the total amount of the exchange (calculated at market value). The fee is paid to the Fund and is intended to offset the trading cost; market impact and other costs associated with short-term money movement in and out of a fund.


Fund shares used to fund an employee benefit plan may be exchanged only for shares of other Principal Mutual Funds available to employee benefit plans. Such an exchange must be made by following the procedures provided in the employee benefit plan and the written service agreement.

GENERAL INFORMATION ABOUT A FUND ACCOUNT


In light of recent news stores alleging certain members of the mutual fund industry have been involved in permitting or facilitating practices referred to as "late trading" and "market timing," Principal Financial Group, Inc. ("The Principal") undertook a voluntary review of its practices, including the trading records of its employees. The Principal's General Counsel and internal auditors conducted the review. The review has been completed and found the following:
  . The Principal has not permitted any late trading.
  . The Principal has not entered into any special arrangements to permit select investors to engage in market timing.
  . The Principal has not engaged in any "portfolio peeking", the practice of allowing some investors access to portfolio information not generally available to the investing public.
  . Beginning in late 2000 The Principal imposed progressively more robust standards and protections in its separate accounts and thereafter in its mutual funds to further prevent improper market timing. These standards and practices have been applied consistently to customers as well as The Principal's own employees.
  . Some employees engaged in market-timing trades within their personal accounts, predominantly in The Principal's international 401(k) separate accounts The majority of these employees are no longer with the firm. Included in this group are two portfolio managers who engaged in this activity in their personal accounts within the funds they managed. They are no longer with Principal Global Investors ("PGI"). The vast majority of this activity took place between 1998 and 2000. No market timing activity by PGI portfolio managers has occurred since 2000.
  . Investment gains earned by employees related to mutual funds were $4,600. In addition, investment gains by employees related to The Principal's 401(k) separate accounts were $175,000. Restitution will be made to the impacted funds. Repayment methodology will be determined with the assistance of an independent advisor.

The Independent Directors of Principal Mutual Funds were kept fully apprised of the review.


PROCEDURES FOR OPENING AN ACCOUNT
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver's license or other identifying documents.

If concerns arise with verification of your identification, no transactions, other than redemptions, will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identity within 30 days of our receipt of your original purchase, the account(s) will be closed and redeemed in accordance with normal redemption procedures.


IMPORTANT INFORMATION
A variety of trusts formed to support pension and welfare benefit plans sponsored by Principal Life and affiliated persons of Principal Life owned of record in the aggregate as of January 29, 2003 approximately 31% of the Class A shares of the Capital Value Fund and 26% of the Class A shares of the International Fund. The trusts that support non-qualified pension benefit plans propose to redeem all or a significant portion of their Class A shares from the Capital Value and International Funds on a regular basis over the course of approximately the next six months. The remainder of the trusts propose to redeem all or a significant portion of their Class A shares from the Capital Value and International Funds on a regular basis over the course of approximately the next thirty-six months. To minimize the impact these redemptions may have on the expense ratio of these two Funds, the Manager has voluntarily agreed to limit expenses the Funds pay with respect to the Capital Value Fund to the extent necessary to maintain that Fund's expense ratio for Class A shares at 1.03% and, with respect to the International Fund, to the extent necessary to maintain that Fund's expense ratio for Class A shares at 1.63%.

STATEMENTS
You will receive quarterly (monthly statements for the Cash Management Fund Class A shares) statements for the Funds you own. Principal Mutual Fund 401(a) plan participants will receive semiannual statements that detail account activity. The statements provide the number and value of shares you own, transactions during the period, dividends declared or paid and other information. The year-end statement includes information for all transactions that took place during the year. Please review your statement as soon as you receive it. Keep your statements as you may need them for tax reporting purposes.

Generally, each time you buy, sell or exchange shares in the Principal Mutual Funds, you will receive a confirmation in the mail shortly thereafter. It summarizes all the key information - what you bought or sold, the amount of the transaction, and other vital data.


Certain purchases and sales are only included on your quarterly statement. These include accounts:
.. when the only activity during the quarter:
  . is purchase of shares from reinvested dividends and/or capital gains;
  . is a result of Dividend Relay;
  . are purchases under an Automatic Investment Plan;
  . are sales under a periodic withdrawal plan; or . are purchases or sales under an automatic exchange election.
.. used to fund certain individual retirement or individual pension plans; or .. established under a payroll deduction plan.

If you need information about your account(s) at other times, you may:
.. access your account on the internet at www.principal.com;
.. call our PrinCall/(R)/ line 24 hours a day at 1-800-421-2298; or .. call us at 1-800-247-4123. (Our office generally is open Monday through Friday between 7 a.m. and 7 p.m. Central Time).

SIGNATURE GUARANTEES
Certain transactions require that your signature be guaranteed. If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm.
A signature guaranteed by a notary public or savings bank is not acceptable. Signature guarantees are required:
.. if you sell more than $100,000 (in the aggregate) from the Funds;
.. if a sales proceeds check is payable to other than the account shareholder(s),
  Principal Life, Principal Residential Mortgage, Inc. or Principal Bank;
.. to make a Dividend Relay election from an account with joint owners to an account with only one owner or different joint owners;
.. to change ownership of an account;
.. to add telephone transaction services, checkwriting and/or wire privileges to an existing account;
.. to change bank account information designated under an existing telephone withdrawal plan;
.. to exchange or transfer among accounts with different ownership; and .. to have a sales proceeds check mailed to an address other than the address on the account or to the address on the account if it has been changed within the preceding month.

SPECIAL PLANS
The Funds reserve the right to amend or terminate the special plans described in this prospectus. Such plans include automatic investment, dividend relay, periodic withdrawal, waiver of Fund minimums for certain accounts and waiver or reduction of the contingent deferred sales charge for certain purchasers. You will be notified of any such action to the extent required by law.

MINIMUM ACCOUNT BALANCE
Generally, the Funds do not have a minimum required balance. Because of the disproportional high cost of maintaining small accounts, the Funds reserve the right to set a minimum and sell all shares in an account with a value of less than $300. The sales proceeds would then be mailed to you. These involuntary sales will not be triggered just by market conditions. If the Funds exercise this right, you will be notified that the redemption is going to be made. You will have 30 days to make an additional investment and bring your account up to the required minimum. The Funds reserve the right to increase the required minimum.

TELEPHONE AND INTERNET INSTRUCTIONS
The Funds reserve the right to refuse telephone and/or internet instructions. You are liable for a loss resulting from a fraudulent telephone or internet instruction that we reasonably believe is genuine. We use reasonable procedures to assure instructions are genuine. If the procedures are not followed, we may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requiring the use of a Personal Identification Number for internet instructions, requesting personal identification information (name, address, phone number, social security number, birth date, security phrase, etc.) and sending written confirmation to the shareholder's address of record.

Instructions received from one owner is binding on all owners. In the case of an account owned by a corporation or trust, instructions received from an authorized person are binding on the corporation/trust unless we have a written notification requiring that written instructions be executed by more than one authorized person.


HOUSEHOLDING
To avoid sending duplicate copies of materials to households, only one copy of each prospectus, annual and semi-annual report to shareholders will be mailed to shareholders having the same last name and address on the Funds' records. The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expense. If you want to receive multiple copies of these materials, you may call the Funds at 1-800-247-4123. You may notify the Funds in writing. Individual copies of prospectuses and reports will be sent to you within thirty (30) days after we receive your request to stop householding.

MULTIPLE TRANSLATIONS
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

FINANCIAL STATEMENTS
Shareholders will receive annual financial statements for the Funds, audited by the Funds' independent auditors. Shareholders will also receive a semiannual financial statement that is unaudited. That report is a part of this prospectus.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from audited financial statements.


                           WILL BE ADDED BY AMENDMENT

ADDITIONAL INFORMATION


Additional information about the Funds' is available in the Statement of Additional Information dated XXXXXX and which is part of this prospectus. Additional information about the Funds' investments is available in the Funds' annual and semiannual report to shareholders. The annual report contains a discussion of market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. The Statement of Additional Information, annual and semiannual reports can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. To request other information about the Funds and to make shareholder inquires, telephone 1-800-247-4123.


Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.The U.S. Government does not insure or guarantee an investment in any of the Funds. There can be no assurance that the Cash Management Fund will be able to maintain a stable share price of $1.00 per share.


Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Funds federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

            SEC FILE                DOMESTIC GROWTH-ORIENTED FUNDS
            --------                ------------------------------
             811-05072               Principal Balanced Fund, Inc.
             811-01874               Principal Capital Value Fund, Inc.
             811-07266               Principal Equity Income Fund, Inc.
             811-01873               Principal Growth Fund, Inc.
             811-09755               Principal LargeCap Stock Index Fund, Inc.
             811-05171               Principal MidCap Fund, Inc.
             811-06263               Principal Partners Blue Chip Fund, Inc.
                                     Principal Partners Equity Growth Fund,
             811-09567               Inc.
                                     Principal Partners LargeCap Blend Fund,
             811-10187               Inc.
                                     Principal Partners LargeCap Value Fund,
             811-10189               Inc.
                                     Principal Partners MidCap Growth Fund,
             811-09759               Inc.
                                     Principal Partners SmallCap Growth Fund,
             811-10193               Inc.
                                     Principal Real Estate Securities Fund,
             811-08379               Inc.
             811-08381               Principal SmallCap Fund, Inc.
                                    INTERNATIONAL GROWTH-ORIENTED FUNDS
                                    -----------------------------------
                                     Principal International Emerging Markets
             811-08249               Fund, Inc.
             811-03183               Principal International Fund, Inc.
                                     Principal International SmallCap Fund,
             811-08251               Inc.
                                    INCOME-ORIENTED FUNDS
                                    ---------------------
             811-05172               Principal Bond Fund, Inc.
                                     Principal Government Securities Income
             811-04226               Fund, Inc.
             811-07453               Principal Limited Term Bond Fund, Inc.
             811-04449               Principal Tax-Exempt Bond Fund, Inc.
                                    MONEY MARKET FUND
                                    -----------------
             811-03585               Principal Cash Management Fund, Inc.

 APPENDIX A


RELATED PERFORMANCE OF THE SUB-ADVISORS


Certain Funds have only limited historical performance data. The following tables set forth historical information about client accounts managed by a Sub-Advisor that have investment objectives and strategies similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of each Sub-Advisor in managing similar accounts and does not represent the performance of any Fund.


On the following pages "composite performance" is shown for each Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of each Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the corresponding Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts. If the composite results had been adjusted to reflect fees and expenses of the Funds, performance numbers shown would differ. Although the Funds and client accounts comprising the composite indices (Related Accounts) have substantially similar investment objectives and policies in all material respects, you should not assume that the Funds will have the same performance as the Related Accounts. For example, a Fund's future performance may be better or worse than the performance of its Related Accounts due to, among other things, differences in sales charge, expenses, asset sizes and cash flows between the Fund and its Related Accounts.


Portions of the information below are based on data supplied by the Sub-Advisors and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.


Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.


The performance data should not be considered as an indication of future performance of any Fund or any Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.


Current performance may be lower or higher than the performance data shown. For more performance information, including most recent month-end performance, visit our website at www.principal.com and click on rates and values.


Fund performance for Class A is shown. The performance of Class B will vary from the performance of Class A based on the differences in sales charges and fees.

                                                                                    AVERAGE ANNUAL PERFORMANCE
                                                                                    (THROUGH DECEMBER 31, 2003)

                                                                                                                      LIFE
                                                                       YTD     1 YR     3 YR     5 YR     10 YR     OF FUND
                                                                      ---------------------------------------------------------
PRINCIPAL BALANCED FUND, INC. - CLASS A/ (A)/
Principal Global Investors Balanced Composite
Principal Global Investors Multi Sector Fixed Income Composite
 60% S&P 500 Stock Index and 40% Lehman Brothers Aggregate
 Bond Index
 S&P 500 Index
 Lehman Brothers Aggregate Bond Index
 Morningstar Moderate Allocation Category

PRINCIPAL CAPITAL VALUE FUND, INC. - CLASS A/ (//B//)/
Principal Global Investors Large Cap Value Composite                                                       N/A
 Russell 1000 Value Index
 Morningstar Large Value Category

PRINCIPAL GROWTH FUND, INC. - CLASS A/ (//C//)/
Principal Global Investors Large Cap Qual. Growth Composite /(d)/                                 N/A      N/A
 Russell Midcap Growth Index
 Morningstar Large Growth Category

PRINCIPAL LARGECAP STOCK FUND INDEX - CLASS A/ (//D//)/                                  N/A      N/A      N/A
Principal Global Investors S&P 500 Index Composite                                                         N/A
 S&P 500 Index
 Morningstar Large Blend Category

                                                                      ---------------------------------------------------------
 /(a)/ SEC effective date 12/18/87
 /(//b//) /SEC effective date 10/15/69
 /(//c//)//
 /Principal's large cap growth investment team joined the firm at the end of 1999. Prior to joining Principal, this same team accumulated more than seven years of successful history in the management of large cap growth equities while employed by another firm.
 /(//d//) /SEC effective date 03/01/00
                                                                                                ANNUAL PERFORMANCE
                                                                                             (YEAR ENDED DECEMBER 31)


                                                                                2002       2001       2000       1999      1998
                                                                              -----------------------------------------------------
PRINCIPAL BALANCED FUND, INC. - CLASS A/ (A)/                                  -14.14      -7.16      -0.71      0.63     11.20
Principal Global Investors Balanced Composite                                   -9.73      -3.01      -6.47      2.20     12.17
Principal Global Investors Multi Sector Fixed Income Composite                   9.94       8.43      12.00     -0.57      7.97
 60% S&P 500 Stock Index and 40% Lehman Brothers Aggregate
 Bond Index
 S&P 500 Index                                                                 -22.11     -11.88      -9.11     21.04     28.58
 Lehman Brothers Aggregate Bond Index                                           10.26       8.42      11.63     -0.82      8.69
 Morningstar Moderate Allocation Category                                      -11.48      -4.63       1.66     10.34     13.20

PRINCIPAL CAPITAL VALUE FUND, INC. - CLASS A/ (//B//)/                         -14.18      -8.55      -0.08     -6.86     12.13
Principal Global Investors Large Cap Value Composite                           -13.60      -8.30       3.88     -7.12     18.04
 Russell 1000 Value Index                                                      -15.52      -5.59       7.02      7.35     15.63
 Morningstar Large Value Category                                              -18.92      -5.37       5.47      6.63     13.10

PRINCIPAL GROWTH FUND, INC. - CLASS A/ (//C//)/                                -29.82     -26.10     -10.64     16.13     20.37
Principal Global Investors Large Cap Qual. Growth Composite /(d)/              -33.59     -25.45     -10.24
 Russell Midcap Growth Index                                                   -27.40     -20.16     -11.74     51.29     17.86
 Morningstar Large Growth Category                                             -27.73     -23.63     -14.09     39.72     33.56

PRINCIPAL LARGECAP STOCK FUND INDEX - CLASS A/ (//D//)/                        -23.01     -12.53      -2.94
Principal Global Investors S&P 500 Index Composite                             -22.34     -12.30      -9.44     20.62     28.18
 S&P 500 Index                                                                 -22.11     -11.88      -9.11     21.04     28.58
 Morningstar Large Blend Category                                              -22.02     -13.68      -6.97     19.72     21.95

                                                                              -----------------------------------------------------
 /(a)/ SEC effective date 12/18/87
 /(//b//) /SEC effective date 10/15/69
 /(//c//)//
 /Principal's large cap growth investment team joined the firm at the end of 1999. Prior to joining Principal, this same team accumulated more than seven years of successful history in the management of large cap growth equities while employed by another firm.
 /(//d//) /SEC effective date 03/01/00




                                                                        1997      1996      1995      1994       1993
                                                                      --------------------------------------------------
PRINCIPAL BALANCED FUND, INC. - CLASS A/ (A)/                          17.29     13.00     23.39     -3.38       9.01
Principal Global Investors Balanced Composite                          20.03     10.69     26.88     -1.63      14.25
Principal Global Investors Multi Sector Fixed Income Composite         10.16      3.94     18.41     -2.05      10.67
 60% S&P 500 Stock Index and 40% Lehman Brothers Aggregate
 Bond Index
 S&P 500 Index                                                         33.36     22.96     37.58      1.32      10.08
 Lehman Brothers Aggregate Bond Index                                   9.65      3.63     18.47     -2.92       9.75
 Morningstar Moderate Allocation Category                              19.35     14.15     25.72     -2.28      11.82

PRINCIPAL CAPITAL VALUE FUND, INC. - CLASS A/ (//B//)/                 28.69     23.42     31.90      0.21       7.56
Principal Global Investors Large Cap Value Composite                   28.94     22.18
 Russell 1000 Value Index                                              35.18     21.64     38.35     -1.99      18.12
 Morningstar Large Value Category                                      27.01     20.79     32.28     -0.81      13.25

PRINCIPAL GROWTH FUND, INC. - CLASS A/ (//C//)/                        28.41     12.23     33.47      3.21       7.51
Principal Global Investors Large Cap Qual. Growth Composite /(d)/
 Russell Midcap Growth Index                                           22.54     17.48     33.98     -2.16      11.19
 Morningstar Large Growth Category                                     25.00     18.95     32.27     -2.32      10.31

PRINCIPAL LARGECAP STOCK FUND INDEX - CLASS A/ (//D//)/
Principal Global Investors S&P 500 Index Composite                     32.89     22.51     37.07      1.05
 S&P 500 Index                                                         33.36     22.96     37.58      1.32      10.08
 Morningstar Large Blend Category                                      27.43     20.37     31.99     -1.08      11.12

                                                                      --------------------------------------------------
 /(a)/ SEC effective date 12/18/87
 /(//b//) /SEC effective date 10/15/69
 /(//c//)//
 /Principal's large cap growth investment team joined the firm at the end of 1999. Prior to joining Principal, this same team accumulated more than seven years of successful history in the management of large cap growth equities while employed by another firm.
 /(//d//) /SEC effective date 03/01/00

PERFORMANCE RESULTS - DOMESTIC GROWTH FUNDS

                             AVERAGE ANNUAL PERFORMANCE                                        ANNUAL PERFORMANCE
                             (THROUGH DECEMBER 31, 2003)                                    (YEAR ENDED DECEMBER 31)

                                                       LIFE
                        YTD  1 YR  3 YR  5 YR  10 YR  OF FUND        2002    2001    2000   1999   1998   1997   1996   1995
                        ---------------------------------------     -----------------------------------------------------------
PRINCIPAL MIDCAP FUND,
INC. - CLASS A/ (A)/                                                 -9.35   -4.40   15.36  11.62  -0.23  22.94  19.13  34.20
Principal Global
Investors Mid Cap
Blend Composite                                                      -8.72   -3.49   13.49  12.37   4.72  24.95  18.66  33.39
 Russell Midcap Index                                               -16.19   -5.63    8.25  18.23  10.10  29.01  19.00  34.46
 Morningstar Mid-Cap
 Blend Category                                                     -17.08   -4.96    3.37  18.70   6.77  26.45  20.44  28.71

PRINCIPAL PARTNERS
BLUE CHIP FUND, INC. -
CLASS A/ (B)/                                                       -25.70  -18.13  -10.89  11.96  16.55  26.25  16.78  33.19
Goldman LargeCap Blend
Composite                                                           -21.93  -10.54   -9.05  22.28  27.00  33.36  24.62  37.48
Wellington LargeCap
Blend Composite                                                     -24.01  -12.79   -6.49  20.67  33.73  31.37  24.24  33.94
 S&P 500 Index                                                      -22.11  -11.88   -9.11  21.04  28.58  33.36  22.96  37.58
 Morningstar Large
 Blend Category                                                     -22.02  -13.68   -6.97  19.72  21.95  27.43  20.37  31.99

PRINCIPAL PARTNERS
EQUITY GROWTH FUND,
INC. - CLASS A/
(//C//)/                           N/A   N/A    N/A                 -28.69  -15.89  -12.24
Morgan Stanley Equity
Growth Composite                                                    -27.75  -15.26  -11.00  39.42  21.11  31.40  31.23  45.03
 S&P 500 Index                                                      -22.11  -11.88   -9.11  21.04  28.58  33.36  22.96  37.58
 Morningstar Large
 Growth Category                                                    -27.73  -23.63  -14.09  39.72  33.58  25.00  18.95  32.27

PRINCIPAL PARTNERS
LARGECAP BLEND FUND,
INC. - CLASS A/
(//D//)/                           N/A   N/A    N/A                 -17.88   -7.32
Federated Core Equity
Composite                                       N/A                 -18.41   -5.75   -3.31  44.20  20.71  31.30  18.98
 S&P 500 Index                                                      -22.11  -11.88   -9.11  21.04  28.58  33.36  22.96  37.58
 Morningstar Large
 Blend Category                                                     -22.02  -13.68   -6.97  19.72  21.95  27.43  20.37  31.99

PRINCIPAL PARTNERS
LARGECAP VALUE FUND,
INC. - CLASS A/
(//D//)/                           N/A   N/A    N/A                 -14.50    4.39
Bernstein Diversified
Value Composite                          N/A    N/A                 -12.59    4.26   13.80
 Russell 1000 Value
 Index                                                              -15.52   -5.59    7.02   7.35  15.63  35.18  21.64  38.35
 Morningstar Large
 Value Category                                                     -18.92   -5.37    5.47   6.63  13.10  27.01  20.79  32.28

                        ---------------------------------------     -----------------------------------------------------------
 /(a)/ SEC effective date 12/18/87
 /(b)/ SEC effective date 03/01/91
 /(//c//)/ SEC effective date 11/01/99
 /(//d//) /SEC effective date 12/22/00




                        1994    1993
                        --------------
PRINCIPAL MIDCAP FUND,   3.03   12.29
INC. - CLASS A/ (A)/
Principal Global         5.46   -0.26
Investors Mid Cap
Blend Composite
 Russell Midcap Index   -2.09   14.30
 Morningstar Mid-Cap    -1.61   14.50
 Blend Category

PRINCIPAL PARTNERS       3.36    2.62
BLUE CHIP FUND, INC. -
CLASS A/ (B)/
Goldman LargeCap Blend   1.27   13.51
Composite
Wellington LargeCap     -2.23   14.19
Blend Composite
 S&P 500 Index           1.32   10.08
 Morningstar Large      -1.08   11.12
 Blend Category

PRINCIPAL PARTNERS
EQUITY GROWTH FUND,
INC. - CLASS A/
(//C//)/
Morgan Stanley Equity    3.18    4.32
Growth Composite
 S&P 500 Index           1.32   10.08
 Morningstar Large      -2.32   10.31
 Growth Category

PRINCIPAL PARTNERS
LARGECAP BLEND FUND,
INC. - CLASS A/
(//D//)/
Federated Core Equity
Composite
 S&P 500 Index           1.32   10.08
 Morningstar Large      -1.08   11.12
 Blend Category

PRINCIPAL PARTNERS
LARGECAP VALUE FUND,
INC. - CLASS A/
(//D//)/
Bernstein Diversified
Value Composite
 Russell 1000 Value     -1.99   18.12
 Index
 Morningstar Large      -0.81   13.25
 Value Category

                        --------------
 /(a)/ SEC effective date 12/18/87
 /(b)/ SEC effective date 03/01/91
 /(//c//)/ SEC effective date 11/01/99
 /(//d//) /SEC effective date 12/22/00

PERFORMANCE RESULTS - DOMESTIC GROWTH FUNDS

                             AVERAGE ANNUAL PERFORMANCE                                        ANNUAL PERFORMANCE
                             (THROUGH DECEMBER 31, 2003)                                    (YEAR ENDED DECEMBER 31)

                                                       LIFE
                        YTD  1 YR  3 YR  5 YR  10 YR  OF FUND        2002    2001    2000    1999    1998   1997   1996   1995
                        ---------------------------------------     -------------------------------------------------------------
PRINCIPAL PARTNERS
MIDCAP GROWTH FUND,
INC. - CLASS A/ (A)/               N/A   N/A    N/A                 -33.33  -28.07
Turner Midcap Growth
Composite                                       N/A                 -32.53  -28.17   -8.10  126.09   26.33  41.77
 Russell Midcap Growth
 Index                                                              -27.40  -20.16  -11.74   51.29   17.86  22.54  17.48  33.98
 Morningstar Mid-Cap
 Growth Category                                                    -27.53  -21.28   -6.90   63.90   17.51  17.05  16.99  34.79

PRINCIPAL PARTNERS
SMALLCAP GROWTH FUND,
INC. -
 CLASS A/ (B)/                     N/A   N/A    N/A                 -45.96  -31.23
UBS U.S. Small
Capitalization Growth
Equity Composite                                N/A                 -17.82  -10.83   24.24   45.42  -10.81  22.93  18.54  23.44
 Russell 2000 Growth
 Index                                                              -30.25   -9.23  -22.43   43.09    1.23  12.95  11.26  31.04
 Morningstar Small
 Growth Category                                                    -28.42   -9.02   -5.71   61.45    4.49  18.19  19.99  35.44

PRINCIPAL REAL ESTATE
FUND, INC. - CLASS A/
(C)/                                     N/A    N/A                   6.99    7.54   29.65   -4.76  -13.62
Principal Capital -
REI Real Estate
Composite                                       N/A                   8.06    8.73   31.15   -3.01  -10.20  19.83
 Morgan Stanley REIT
 Index                                          N/A                   3.64   12.83   26.81   -4.55  -16.90  18.58  35.89  12.90
 Morningstar Specialty
 - Real Estate
 Category                                                             4.10    8.93   25.83   -3.35  -15.79  23.05  31.68  15.17

PRINCIPAL SMALLCAP
FUND, INC. - CLASS A/
(C)/                                     N/A    N/A                 -27.68    0.45  -14.03   43.22   -5.68
Principal Global
Investors Small
Company Blend
Composite                                                           -15.48    1.79   19.86   12.50  -11.27  15.89
 Russell 2000 Index                                                 -20.48    2.49   -3.02   21.26   -2.55  22.36  16.50  28.45
 Morningstar Small
 Blend Category                                                     -16.17    8.41   12.84   18.18   -3.64  26.12  19.66  25.51

PRINCIPAL UTILITIES
FUND, INC. - CLASS A/
(D)/                                            N/A                 -12.73  -28.20   18.23    2.25   22.50  29.58   4.56  33.87
Principal Global
Investors Utilities
Equity Composite                                N/A                 -12.04  -27.63   18.43   10.05   13.92  17.65  14.91  17.87
 S&P 500 Index                                                      -22.11  -11.88   -9.11   21.04   28.58  33.36  22.96  37.58
 Dow Jones Utilities
 w/Income Index                                                     -23.33  -26.25   51.07   -5.73   18.76  23.11   9.08  32.26
 Morningstar Specialty
 - Utilities Category                                               -23.80  -21.39    7.15   16.34   19.35  25.83  11.39  27.10

                        ---------------------------------------     -------------------------------------------------------------
 /(a)/ SEC effective date 03/01/00
 /(b)/ SEC effective date 12/22/00
 /(c) /SEC effective date 12/31/97
 /(d) /SEC effective date 12/16/92




                         1994    1993
                        ---------------
PRINCIPAL PARTNERS
MIDCAP GROWTH FUND,
INC. - CLASS A/ (A)/
Turner Midcap Growth
Composite
 Russell Midcap Growth   -2.16   11.19
 Index
 Morningstar Mid-Cap     -1.03   15.64
 Growth Category

PRINCIPAL PARTNERS
SMALLCAP GROWTH FUND,
INC. -
 CLASS A/ (B)/
UBS U.S. Small
Capitalization Growth
Equity Composite
 Russell 2000 Growth     -2.43   13.36
 Index
 Morningstar Small       -0.28   16.70
 Growth Category

PRINCIPAL REAL ESTATE
FUND, INC. - CLASS A/
(C)/
Principal Capital -
REI Real Estate
Composite
 Morgan Stanley REIT
 Index
 Morningstar Specialty   -0.62   21.11
 - Real Estate
 Category

PRINCIPAL SMALLCAP
FUND, INC. - CLASS A/
(C)/
Principal Global
Investors Small
Company Blend
Composite
 Russell 2000 Index      -1.82   18.88
 Morningstar Small       -0.97   16.65
 Blend Category

PRINCIPAL UTILITIES     -11.09    8.42
FUND, INC. - CLASS A/
(D)/
Principal Global
Investors Utilities
Equity Composite
 S&P 500 Index            1.32   10.08
 Dow Jones Utilities    -15.46    9.57
 w/Income Index
 Morningstar Specialty   -8.78   15.48
 - Utilities Category

                        ---------------
 /(a)/ SEC effective date 03/01/00
 /(b)/ SEC effective date 12/22/00
 /(c) /SEC effective date 12/31/97
 /(d) /SEC effective date 12/16/92

PERFORMANCE RESULTS - DOMESTIC GROWTH FUNDS

PERFORMANCE RESULTS - INTERNATIONAL GROWTH FUNDS

                             AVERAGE ANNUAL PERFORMANCE                                        ANNUAL PERFORMANCE
                             (THROUGH DECEMBER 31, 2003)                                    (YEAR ENDED DECEMBER 31)

                                                       LIFE
                        YTD  1 YR  3 YR  5 YR  10 YR  OF FUND        2002    2001    2000   1999    1998    1997   1996   1995
                        ---------------------------------------     -------------------------------------------------------------
PRINCIPAL
INTERNATIONAL EMERGING
MARKETS FUND, INC. -                     N/A    N/A                  -8.02   -5.11  -28.63  67.20  -17.42
 CLASS A/ (A)/
Principal Global
Investors Int'l.
Emerging Mkts. Equity
Composite                                       N/A                  -6.80   -3.66  -28.63  63.25  -17.59   11.38  25.57   7.46
 MSCI Emerging Markets
 Free Index-ID                                                       -7.97   -4.91  -31.86  63.70  -27.52  -13.41   3.92  -6.95
 Morningstar
 Diversified Emerging
 Markets Category                                                    -5.90   -3.73  -31.11  71.86  -27.03   -3.68  13.35  -3.45

PRINCIPAL
INTERNATIONAL FUND,
INC. - CLASS A/ (B)/                                                -16.96  -24.97   -8.64  25.82    8.48   12.22  23.76  11.56
Principal Global
Investors Int'l. Broad
Mkts. Composite                                                     -15.04  -24.79   -7.57  25.78   10.47   12.43  24.54  14.07
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND                                                           -15.94  -21.44  -14.17  26.96   20.00    1.78   6.05  11.21
 Morningstar Foreign
 Large Blend Category                                               -16.91  -21.83  -16.02  40.08   13.55    5.99  12.31  10.76

PRINCIPAL
INTERNATIONAL SMALLCAP
FUND, INC. - CLASS A/
(A)/                                     N/A    N/A                 -17.22  -23.87  -13.28  84.72   14.40
Principal Global
Investors Int'l. Small
Cap Equity Composite                            N/A                 -15.44  -21.87  -11.70  86.79   13.24   15.62  40.53   3.61
 Citigroup Extended
 Market Index (EMI)
 World ex US                                    N/A
 Morningstar Foreign
 Small/Mid Growth
 Category                                                           -16.10  -24.67  -15.78  88.72   17.46    9.67  20.59   7.44

                        ---------------------------------------     -------------------------------------------------------------
 /(a)/ SEC effective date 08/29/97
 /(b) /SEC effective date 05/12/81




                        1994    1993
                        --------------
PRINCIPAL
INTERNATIONAL EMERGING
MARKETS FUND, INC. -
 CLASS A/ (A)/
Principal Global
Investors Int'l.
Emerging Mkts. Equity
Composite
 MSCI Emerging Markets  -8.67   71.26
 Free Index-ID
 Morningstar            -9.27   73.26
 Diversified Emerging
 Markets Category

PRINCIPAL               -5.26   46.34
INTERNATIONAL FUND,
INC. - CLASS A/ (B)/
Principal Global        -2.38   44.82
Investors Int'l. Broad
Mkts. Composite
 MSCI EAFE (Europe,      7.78   32.56
 Australia, Far East)
 Index-ND
 Morningstar Foreign    -0.13   34.80
 Large Blend Category

PRINCIPAL
INTERNATIONAL SMALLCAP
FUND, INC. - CLASS A/
(A)/
Principal Global
Investors Int'l. Small
Cap Equity Composite
 Citigroup Extended
 Market Index (EMI)
 World ex US
 Morningstar Foreign    -3.30   49.48
 Small/Mid Growth
 Category

                        --------------
 /(a)/ SEC effective date 08/29/97
 /(b) /SEC effective date 05/12/81

PERFORMANCE RESULTS - INCOME FUNDS

                             AVERAGE ANNUAL PERFORMANCE                                       ANNUAL PERFORMANCE
                             (THROUGH DECEMBER 31, 2003)                                   (YEAR ENDED DECEMBER 31)

                                                       LIFE
                        YTD  1 YR  3 YR  5 YR  10 YR  OF FUND       2002   2001  2000   1999   1998  1997   1996  1995   1994
                        ---------------------------------------     ------------------------------------------------------------
PRINCIPAL BOND FUND,
INC. - CLASS A/ (A)/                                                 8.36  7.78   7.82  -3.04  7.14  10.96  2.27  22.28  -4.35
Principal Global
Investors Multi Sector
Fixed Income Composite                                               9.94  8.43  12.00  -0.57  7.97  10.16  3.94  18.41  -2.05
 Lehman Brothers
 Aggregate Bond Index                                               10.26  8.42  11.63  -0.82  8.69   9.65  3.63  18.47  -2.92
 Morningstar
 Intermediate-Term
 Bond Category                                                       7.88  7.36   9.45  -1.22  7.42   8.76  3.30  17.35  -3.73

PRINCIPAL GOVERNMENT
SECURITIES INCOME
FUND, INC. -                                                         8.22  6.75  10.90   0.01  7.19   9.69  3.85  19.19  -4.89
 CLASS A/ (B)/
Principal Global
Investors Mortgage
Backed Securities
Composite                                                            8.84  7.51  11.08   0.22  7.62   9.97  3.90  19.10  -4.41
 Lehman Brothers Gov't
 Mortgage Index                                                     10.06  7.71  12.29  -0.54  8.72   9.54  3.68  17.81  -2.76
 Morningstar
 Intermediate
 Government Category                                                 9.07  6.84  10.76  -1.44  7.45   8.45  2.80  16.42  -4.02

PRINCIPAL LIMITED TERM
BOND FUND, INC. -
CLASS A/ (C)/                                   N/A                  7.25  6.29   8.67   0.96  6.70   6.74  4.85
Principal Global
Investors Limited Term
Fixed Income Composite                          N/A                  8.01  7.19   8.81   1.05  6.79   6.64  4.85
 Lehman Brothers
 Mutual Fund 1-5
 Gov't./Credit Index                                                 8.12  9.03   8.91   2.09  7.63   7.13  4.67  12.88  -0.72
 Morningstar
 Short-Term Bond
 Category                                                            5.24  7.32   8.14   2.12  6.28   6.51  4.35  11.48  -0.86

PRINCIPAL TAX-EXEMPT
BOND, INC. - CLASS A/
(D)/                                                                 9.20  5.68   7.96  -3.17  5.08   9.19  4.60  20.72  -9.44
Principal Global
Investors Municipal
Fixed Income Composite                                               9.34  6.03   8.02  -3.18  5.10   9.19  4.59  20.71  -9.45
 Lehman Brothers
 Municipal Bond Index                                                9.60  5.13  11.68  -2.06  6.48   9.20  4.43  17.46  -5.17
 Morningstar Muni
 National Long
 Category                                                            7.96  4.03  10.17  -4.86  5.31   9.27  3.31  17.14  -6.61

                        ---------------------------------------     ------------------------------------------------------------
 /(a)/ SEC effective date 12/18/87
 /(b)/ SEC effective date 05/12/85
 /(c) /SEC effective date 02/29/96
 /(d) /SEC effective date 03/20/86




                         1993
                        -------
PRINCIPAL BOND FUND,     12.76
INC. - CLASS A/ (A)/
Principal Global         10.67
Investors Multi Sector
Fixed Income Composite
 Lehman Brothers          9.75
 Aggregate Bond Index
 Morningstar             10.39
 Intermediate-Term
 Bond Category

PRINCIPAL GOVERNMENT      9.16
SECURITIES INCOME
FUND, INC. -
 CLASS A/ (B)/
Principal Global          9.21
Investors Mortgage
Backed Securities
Composite
 Lehman Brothers Gov't    9.28
 Mortgage Index
 Morningstar              8.03
 Intermediate
 Government Category

PRINCIPAL LIMITED TERM
BOND FUND, INC. -
CLASS A/ (C)/
Principal Global
Investors Limited Term
Fixed Income Composite
 Lehman Brothers          7.10
 Mutual Fund 1-5
 Gov't./Credit Index
 Morningstar              6.86
 Short-Term Bond
 Category

PRINCIPAL TAX-EXEMPT     12.44
BOND, INC. - CLASS A/
(D)/
Principal Global         12.46
Investors Municipal
Fixed Income Composite
 Lehman Brothers         12.28
 Municipal Bond Index
 Morningstar Muni        12.29
 National Long
 Category

                        -------
 /(a)/ SEC effective date 12/18/87
 /(b)/ SEC effective date 05/12/85
 /(c) /SEC effective date 02/29/96
 /(d) /SEC effective date 03/20/86

IMPORTANT NOTES TO THE APPENDIX


DOW JONES UTILITIES INDEX WITH INCOME is a price-weighted average of 15 utility companies that are listed on the New York Stock Exchange and are involved in the production of electrical energy.


LEHMAN BROTHERS AGGREGATE BOND INDEX represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.


LEHMAN BROTHERS MUTUAL FUND 1-5 GOVERNMENT/CREDIT INDEX is composed of treasury notes, agencies, and credits rated BBB or better, and with maturities of 1 year or greater and 5 years or less. It is a rolling mix of issues, as new issues are added and issues becoming less than 1 year to maturity are deleted.


LEHMAN BROTHERS MUNICIPAL BOND INDEX is an unmanaged index of investment-grade, tax-exempt bonds which have been issued within the last five years and at least one year or more to maturity. This index is classified into four main sectors:
General Obligation, Revenue, Insured and Prerefunded.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA AND FAR
EAST) INDEX is a stock index designed to measure the investment returns of developed economies outside of North America.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMF (EMERGING MARKETS FREE) INDEX is capitalization weighted and consists of stocks from 26 countries. These countries include: Argentina, Brazil, Chile, China Free, Columbia, Czech Republic, Greece, Hungary, India, Indonesia Free, Israel, Jordan, Korea at 50%, Malaysia Free, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Portugal, South Africa, Sri Lanka, Taiwan at 50%, Thailand Free, Turkey and Venezuela.


MORGAN STANLEY REIT INDEX is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.


MORNINGSTAR DIVERSIFIED EMERGING MARKETS CATEGORY consists of diversified emerging-markets funds which invest in developing nations. Most funds divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe.


MORNINGSTAR FOREIGN LARGE BLEND CATEGORY consists of funds that seek capital appreciation by investing in a variety of large international stocks. Large-cap foreign stocks have market capitalizations greater than $5 billion. The blend style is assigned to funds where neither growth nor value characteristics predominate.


MORNINGSTAR FOREIGN SMALL/MID GROWTH CATEGORY consists of funds that seek capital appreciation by investing in small- and mid-sized international stocks that are growth-oriented. Small- and mid-cap stocks have market capitalizations less than $5 billion. Growth is defined based on high price-to-book and price-to-cash flow ratios, relative to the MSCI EAFE index.


MORNINGSTAR INTERMEDIATE GOVERNMENT CATEGORY consists of intermediate-term government funds that devote at least 90% of their bond holdings to government issues. These funds have, on average, durations between 3.5 and six years.


MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY consists of intermediate-term bond funds that have average durations that are greater than 3.5 years and less than six years. Most of the funds rotate among a variety of sectors in the bond market, based upon which appear to offer better values.


MORNINGSTAR LARGE BLEND CATEGORY consists of large-cap blend funds that focus on big companies that are fairly representative of the overall stock market in both size and price. They tend to invest across the spectrum of U.S. industries and owing to their broad exposure, the funds' returns are often similar to the S&P 500 Index.

MORNINGSTAR LARGE GROWTH CATEGORY consists of large-cap growth funds that invest in big companies that are projected to grow faster than the overall stock market. Most of these funds focus on either companies in rapidly expanding industries with a high percentage of sales coming from foreign markets.


MORNINGSTAR LARGE VALUE CATEGORY consists of large-cap value funds that focus on big companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay dividends. They also generally have more-stable stock prices.


MORNINGSTAR MID-CAP BLEND CATEGORY consists of mid-cap blend funds that typically invest in stocks of various sizes and mixed characteristics, giving it a middle-of-the road profile. Most shy away from high-priced growth stocks, but aren't so price-conscious that they land in value territory.


MORNINGSTAR MID-CAP GROWTH CATEGORY consists of mid-cap growth funds that typically focus directly on mid-size companies though some invest in stocks of all sizes. Mid-cap growth funds target firms that are projected to grow faster than the overall market, therefore commanding relatively higher prices. Many of these stocks are found in the volatile technology, health-care, and services sectors.


MORNINGSTAR MODERATE ALLOCATION CATEGORY consists of domestic funds with 50-70% invested in equities and the remainder invested in fixed income and cash.


MORNINGSTAR MUNI NATIONAL LONG CATEGORY consists of Muni National Long-Term Bond funds that invest municipal bonds. Such bonds are issued by various state and local governments to fund public projects and are free from federal taxes. To lower risk, these funds spread their assets across many states and sectors. They focus on bonds with maturities of 10 years or more.


MORNINGSTAR SHORT-TERM BOND CATEGORY consists of short-term bond funds that have durations that stay between one and 3.5 years. These funds invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporates, and on rare occasions, even more speculative high-yield and emerging markets debt.


MORNINGSTAR SMALL BLEND CATEGORY consists of small-cap blend funds that favor firms at the smaller end of the market-capitalization range, and are flexible in the types of small caps they buy. They own everything from fairly cheap, out-of-favor stocks to somewhat expensive growth stocks. They thus provide exposure both to traditional value sectors, such as financials and cyclicals, and to growth sectors like technology and health care.


MORNINGSTAR SMALL GROWTH CATEGORY consists of small-cap growth funds that focus on stocks at the lower end of the market-capitalization range. These funds tend to favor companies in up-and-coming industries or young firms in their early growth stages and tend to be volatile.


MORNINGSTAR SPECIALTY - REAL ESTATE CATEGORY consists of specialty real-estate funds that invest primarily in real-estate investment trusts (REITs) of various types. The performance of these funds is less connected to the overall market than most other types of stock funds.


MORNINGSTAR SPECIALTY - UTILITIES CATEGORY consists of specialty-utilities funds that invest in phone, power, gas, and water companies. These types of companies have historically been conservative investments that pay sturdy dividends. These funds tend to provide relatively little capital appreciation, and more in the way of yield. These funds are sensitive to interest rates and industry changes.


RUSSELL 1000 GROWTH INDEX is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL 1000 VALUE INDEX is an index that measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values.


RUSSELL 2000 INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.


RUSSELL MIDCAP INDEX is an index that measures the performance of the 800 smallest companies in the Russell 1000 Index.


RUSSELL MIDCAP GROWTH INDEX is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell MidCap Index with higher price-to-book ratios and higher forecasted growth values.


S&P 500 INDEX is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. Standard & Poor's chooses the member companies for the 500 based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility and transportation companies.

                             PRINCIPAL MUTUAL FUNDS

DOMESTIC GROWTH-ORIENTED FUNDS      INTERNATIONAL GROWTH-ORIENTED FUNDS
------------------------------      -----------------------------------
PRINCIPAL BALANCED FUND, INC.       PRINCIPAL INTERNATIONAL EMERGING MARKETS
                                    FUND, INC.
PRINCIPAL CAPITAL VALUE FUND, INC.  PRINCIPAL INTERNATIONAL FUND, INC.
PRINCIPAL EQUITY INCOME FUND, INC.  PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
  (FKA PRINCIPAL UTILITIES FUND,
INC.)
PRINCIPAL GROWTH FUND, INC.
PRINCIPAL LARGECAP STOCK INDEX      INCOME-ORIENTED FUNDS
FUND, INC.                          ---------------------
PRINCIPAL MIDCAP FUND, INC.         PRINCIPAL BOND FUND, INC.
PRINCIPAL PARTNERS BLUE CHIP FUND,  PRINCIPAL GOVERNMENT SECURITIES INCOME
INC.                                FUND, INC.
PRINCIPAL PARTNERS EQUITY GROWTH    PRINCIPAL LIMITED TERM BOND FUND, INC.
FUND, INC.
PRINCIPAL PARTNERS LARGECAP BLEND   PRINCIPAL TAX-EXEMPT BOND FUND, INC.
FUND, INC.
PRINCIPAL PARTNERS LARGECAP VALUE
FUND, INC.
PRINCIPAL PARTNERS MIDCAP GROWTH    MONEY MARKET FUND
FUND, INC.                          -----------------
PRINCIPAL PARTNERS SMALLCAP GROWTH  PRINCIPAL CASH MANAGEMENT FUND, INC.
FUND, INC.
PRINCIPAL REAL ESTATE SECURITIES
FUND, INC.
   (FKA PRINCIPAL REAL ESTATE
FUND, INC.)
PRINCIPAL SMALLCAP FUND, INC.







                      STATEMENT OF ADDITIONAL INFORMATION






                            dated __________________


This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's/Funds' prospectuses. The Fund's/Funds' prospectuses, dated __________________, which we may amend from time to time, contain the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's/Funds' prospectus.


The audited financial statements and auditor's report in the Fund's/Funds' Annual Report to Shareholders, for the fiscal year ended October 31, 2003, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, call 1-800-247-4123 or write:

   Principal Mutual Funds
   Principal Financial Group
   Des Moines IA 50392-2080

The prospectus may also be viewed on our web site at www.principal.com/funds.

FUND HISTORY


The Principal Mutual Funds is a family of separately incorporated, open-end management investment companies, commonly called mutual funds. The Manager of each of the Funds is Principal Management Corporation. The Funds were each organized in Maryland, as corporations, on the following dates:

  Principal Balanced Fund                  November 26, 1986
  Principal Bond Fund                      December 2, 1986
  Principal Capital Value Fund             May 26, 1989
  Principal Cash Management Fund           June 10, 1982
  Principal Government Securities Income   September 5, 1984
  Fund
  Principal Growth Fund                    May 26, 1989
  Principal International Emerging         May 27, 1997
  Markets Fund
  Principal International Fund             May 12, 1981
  Principal International SmallCap Fund    May 27, 1997
  Principal LargeCap Stock Index Fund      November 24, 1999
  Principal Limited Term Bond Fund         August 9, 1995
  Principal MidCap Fund                    February 20, 1987
  Principal Partners Blue Chip Fund        December 10, 1990
  Principal Partners Equity Growth Fund    August 10, 1999
  Principal Partners LargeCap Blend Fund   December 13, 2000
  Principal Partners LargeCap Value Fund   December 13, 2000
  Principal Partners MidCap Growth Fund    November 24, 1999
  Principal Partners SmallCap Growth Fund  December 16, 2000
  Principal Real Estate Fund               May 27, 1997
  Principal SmallCap Fund                  August 13, 1997
  Principal Tax-Exempt Bond Fund           June 7, 1985
  Principal Utilities Fund                 September 3, 1992



The Articles of Incorporation for the Principal Partners Aggressive Growth Fund, Inc. were amended on March 1, 2001 to change the name of the Fund to Principal Partners Equity Growth Fund, Inc.


The Articles of Incorporation for the Principal Blue Chip Fund, Inc. were amended on September 18, 2002 to change the name of the Fund to Principal Partners Blue Chip Fund, Inc.


As of October 1, 2002, UBS Global Asset Management (New York) Inc. became Sub-Advisor to the Principal Partners SmallCap Growth Fund, Inc. As of December 16, 2002, Goldman Sachs Asset Management and Wellington Management Company, LLP became Sub-Advisors to the Principal Partners Blue Chip Fund, Inc.


The Articles of Incorporation for the Principal Real Estate Fund, Inc. and Principal Utilities Fund, Inc. were amended on ________________ to change the name of the Fund to Principal Real Estate Securities Fund, Inc. and Principal Equity Income Fund, Inc.


FUND CATEGORIES
There are four categories of Principal Mutual Funds:

Domestic Growth-Oriented Funds
------------------------------
Funds which seek:
.. growth of capital primarily through investments in equity securities (CAPITAL
  VALUE FUND, GROWTH FUND, MIDCAP FUND, PARTNERS EQUITY GROWTH FUND, PARTNERS LARGECAP BLEND FUND, PARTNERS LARGECAP VALUE FUND, PARTNERS MIDCAP GROWTH
  FUND, PARTNERS SMALLCAP GROWTH FUND AND SMALLCAP FUND);
.. total investment return including both capital appreciation and income through investments in equity and debt securities (BALANCED FUND);
.. growth of capital and growth of income primarily through investments in common stocks of well-capitalized, established companies (PARTNERS BLUE CHIP FUND);
.. generation of total return by investing primarily in equity securities of companies principally engaged in the real estate industry (REAL ESTATE SECURITIES FUND);
.. to approximate the performance of the Standard & Poor's 500 Index (LARGECAP
  STOCK INDEX FUND); and
.. current income and long-term growth of income and capital by investing primarily in equity and fixed-income securities (EQUITY INCOME FUND).

International Growth-Oriented Funds
-----------------------------------
Funds which seek growth of capital primarily through investments in equity securities (INTERNATIONAL EMERGING MARKETS FUND, INTERNATIONAL FUND AND INTERNATIONAL SMALLCAP FUND).

Income-Oriented Funds
---------------------
Funds which seek primarily a high level of income through investments in debt securities (BOND FUND, GOVERNMENT SECURITIES INCOME FUND, LIMITED TERM BOND FUND AND TAX-EXEMPT BOND FUND).

Money Market Fund
-----------------
A Fund which seeks primarily a high level of income through investments in short-term debt securities (CASH MANAGEMENT FUND).

DESCRIPTION OF THE FUNDS' INVESTMENTS AND RISKS


FUND POLICIES
The investment objectives, principal investment policies and the main risks of each Fund are described in the Prospectus. This Statement of Additional Information ("SAI") contains supplemental information about those policies and risks and the types of securities the Manager or Sub-Advisor can select for each Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.

The composition of each Fund and the techniques and strategies that the Manager or Sub-Advisor may use in selecting securities will vary over time. A Fund is not required to use all of the investment techniques and strategies available to it in seeking its goals.


Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation, resulting from market fluctuations or in a rating by a rating service, does not require elimination of any security from the portfolio.


Except as described below as "Fundamental Restrictions," the investment policies described in this SAI and the prospectuses are not fundamental and may be changed by the Board of Directors without shareholder approval. The Fundamental Restrictions may not be changed without a vote of a majority of the outstanding voting securities of the affected Fund. The Investment Company Act of 1940, as amended ("1940 Act") provides that "a vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of 1) more than 50% of the outstanding shares, or 2) 67% or more of the shares present at a meeting if more than 50% of the outstanding Fund shares are represented at the meeting in person or by proxy. Each share has one vote, with fractional shares voting proportionately. Shares of all classes of a Fund will vote together as a single class except when otherwise required by law or as determined by the Board of Directors.


FUND INVESTMENT LIMITATIONS

LARGECAP STOCK INDEX FUND, PARTNERS EQUITY GROWTH FUND, PARTNERS LARGECAP BLEND FUND, PARTNERS LARGECAP VALUE FUND, PARTNERS MIDCAP GROWTH FUND AND PARTNERS SMALLCAP GROWTH FUND

Fundamental Restrictions
------------------------

Each of the following numbered restrictions for the above-listed Funds is a matter of fundamental policy and may not be changed without shareholder approval. Each may not:

 1) Issue any senior securities as defined in the 1940 Act, as amended. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.


 2) Invest in physical commodities or commodity contracts (other than foreign currencies), but it may purchase and sell financial futures contracts, options on such contracts, swaps and securities backed by physical commodities.

 3) Invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

 4) Borrow money, except that it may a) borrow from banks (as defined in the 1940 Act, as amended) or other financial institutions or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed); b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes; c) obtain short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; and d) purchase securities on margin to the extent permitted by applicable law (the deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered purchase of securities on margin).

 5) Make loans, except that the Fund may a) purchase and hold debt obligations in accordance with its investment objective and policies; b) enter into repurchase agreements; and c) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned. This limit does not apply to purchases of debt securities or commercial paper.

 6) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation shall apply only with respect to 75% of the total assets of the Fund.

 7) Act as an underwriter of securities, except to the extent that the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

 8) Concentrate its investments in any particular industry, except that the Fund may invest up to 25% of the value of its total assets in a single industry, provided that, when the Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. This restriction applies to the LargeCap Stock Index Fund except to the extent that the Standard & Poor's 500 Index also is so concentrated.

 9) Sell securities short (except where the Fund holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short).

Non-Fundamental Restrictions
----------------------------
Each of these Funds has also adopted the following restrictions that are not fundamental policies and that may be changed without shareholder approval. It is contrary to each Fund's present policy to:

 1) Invest more than 15% of its net assets in illiquid securities and in repurchase agreements maturing in more than seven days except to the extent permitted by applicable law.


 2) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put or call options, futures contracts, options on futures contracts and over-the-counter swap contracts are not deemed to be pledges or other encumbrances.

 3) Invest in companies for the purpose of exercising control or management.

 4) Invest more than 25% (10% for the LargeCap Stock Index and Partners MidCap Growth Funds) of its total assets in securities of foreign issuers.

 5) Invest more than 5% of its total assets in real estate limited partnership interests.

 6) Acquire securities of other investment companies, except as permitted by the 1940 Act, as amended, or any rule, order or interpretation thereunder, or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange. The Fund may purchase securities of closed-end investment companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.

Each Fund has also adopted the non-fundamental restriction which requires it, under normal circumstances, to invest at least 80% of its net assets in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Fund. The Fund will provide 60-days notice to shareholders prior to implementing a change in this policy for the Fund.


BALANCED FUND, EQUITY INCOME FUND, INTERNATIONAL EMERGING MARKETS FUND, INTERNATIONAL FUND, INTERNATIONAL SMALLCAP FUND, MIDCAP FUND, PARTNERS BLUE CHIP FUND, REAL ESTATE SECURITIES FUND AND SMALLCAP FUND

Fundamental Restrictions
------------------------
Each of the following numbered restrictions for the above-listed Funds is a matter of fundamental policy and may not be changed without shareholder approval. Each may not:

 1) Issue any senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.


 2) Purchase or retain in its portfolio securities of any issuer if those officers or directors of the Fund or its Manager owning beneficially more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

 3) Invest in commodities or commodity contracts, but it may purchase and sell financial futures contracts and options on such contracts.

 4) Invest in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

 5) Borrow money, except for temporary or emergency purposes, in an amount not to exceed 5% of the value of the Fund's total assets at the time of the borrowing.

 6) Make loans, except that the Fund may a) purchase and hold debt obligations in accordance with its investment objective and policies, b) enter into repurchase agreements, and c) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned.

 7) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that these limitations shall apply only with respect to 75% of the Fund's total assets.

 8) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

 9) Concentrate its investments in any particular industry or industries, except that:

  a) the Equity Income Fund may not invest less than 25% of its total assets in securities of companies in the public utilities industry;
  b) the Balanced Fund, International Emerging Markets Fund, International Fund, International SmallCap Fund, MidCap Fund, Partners Blue Chip Fund, and SmallCap Fund each may invest not more than 25% of the value of its total assets in a single industry, and
  c) the Real Estate Securities Fund may not invest less than 25% of its total assets in securities of companies in the real estate industry.

 10) Sell securities short (except where the Fund holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short) or purchase any securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

 11) Invest in interests in oil, gas or other mineral exploration or development programs, although the Fund may invest in securities of issuers which invest in or sponsor such programs.

Non-Fundamental Restrictions
----------------------------
Each of these Funds has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Fund's present policy to:

 1) Invest more than 15% of its total assets in securities not readily marketable and in repurchase agreements maturing in more than seven days. The value of any options purchased in the Over-the-Counter market are included as part of this 15% limitation.


 2) Purchase warrants in excess of 5% of its total assets, of which 2% may be invested in warrants that are not listed on the New York or American Stock Exchange. The 2% limitation for the International Fund also includes warrants not listed on the Toronto Stock Exchange. The 2% limitation for the International Emerging Markets Fund and International SmallCap Fund also includes warrants not listed on the Toronto Stock Exchange or the Chicago Board Options Exchange.

 3) Purchase securities of any issuer having less than three years' continuous operation (including operations of any predecessors) if such purchase would cause the value of the Fund's investments in all such issuers to exceed 5% of the value of its total assets.

 4) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts, options on futures contracts and over-the-counter swap contracts are not deemed to be pledges or other encumbrances.

 5) Invest in companies for the purpose of exercising control or management.

 6) Invest in arbitrage transactions.

 7) Invest more than 5% of its total assets in real estate limited partnership interests (except the Real Estate Securities Fund).

 8) Invest in mineral leases.

The Balanced Fund, Equity Income Fund, MidCap Fund, Partners Blue Chip Fund and SmallCap Fund have also adopted a restriction, which is not a fundamental policy and may be changed without shareholder approval, that each such Fund may not invest more than 20% of its total assets in securities of foreign issuers.


The Real Estate Securities Fund has adopted a restriction, which is not a fundamental policy and may be changed without shareholder approval, that the Fund may not invest more than 25% of its total assets in securities of foreign issuers.

The Balanced Fund, Equity Income Fund, International Emerging Markets Fund, International Fund, International SmallCap Fund, MidCap Fund, Partners Blue Chip Fund, and SmallCap Fund have also adopted a restriction, which is not a fundamental policy and may be changed without shareholder approval, that each Fund may not invest more than 10% of its assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation or plan of reorganization and the Funds may purchase securities of closed-end companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.


The Equity Income Fund has also adopted a restriction, which is not a fundamental policy and may be changed without shareholder approval, that the Fund may not own more than 5% of the outstanding voting securities of more than one public utility company as defined by the Public Utility Holding Company Act of 1935.


The Equity Income, International SmallCap, MidCap, Real Estate and SmallCap Funds have also adopted the non-fundamental restriction which requires it, under normal circumstances, to invest at least 80% of its net assets in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Fund. The Fund will provide 60-days notice to shareholders prior to implementing a change in this policy for the Fund.


CAPITAL VALUE FUND AND GROWTH FUND

Fundamental Restrictions
------------------------
Each of the following numbered restrictions for the above-listed Funds is a matter of fundamental policy and may not be changed without shareholder approval. Each may not:

 1) Concentrate its investments in any one industry. No more than 25% of the value of its total assets will be invested in any one industry.


 2) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that these limitations shall apply only with respect to 75% of the Fund's total assets.

 3) Underwrite securities of other issuers, except that the Fund may acquire portfolio securities under circumstances where if sold the Fund might be deemed an underwriter for purposes of the Securities Act of 1933.

 4) Purchase securities of any company with a record of less than three years' continuous operation (including that of predecessors) if the purchase would cause the value of the Fund's aggregate investments in all such companies to exceed 5% of the Fund's total assets.

 5) Engage in the purchase and sale of illiquid interests in real estate. For this purpose, readily marketable interests in real estate investment trusts are not interests in real estate.

 6) Invest in commodities or commodity contracts, but it may purchase and sell financial futures contracts and options on such contracts.

 7) Purchase or retain in its portfolio securities of any issuer if those officers and directors of the Fund or its Manager owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

 8) Purchase securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The Fund may not sell securities short (except where the Fund holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short). The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin. The Fund will not issue or acquire put and call options.

 9) Invest more than 5% of its assets at the time of purchase in rights and warrants (other than those that have been acquired in units or attached to other securities).

 10) Invest more than 20% of its total assets in securities of foreign issuers.

In addition:


 11) The Fund may not make loans, except that the Fund may a) purchase and hold debt obligations in accordance with its investment objective and policies, b) enter into repurchase agreements, and c) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned.

 12) The Fund does not propose to borrow money except for temporary or emergency purposes from banks in an amount not to exceed the lesser of a) 5% of the value of the Fund's assets, less liabilities other than such borrowings, or b) 10% of the Fund's assets taken at cost at the time such borrowing is made. The Fund may not pledge, mortgage, or hypothecate its assets (at value) to an extent greater than 15% of the gross assets taken at cost. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts and options on futures contracts are not deemed to be pledges or other encumbrances.

Non-Fundamental Restrictions
----------------------------
Each of these Funds has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval, each Fund may not:

 1) Invest in companies for the purpose of exercising control or management.


 2) Purchase warrants in excess of 5% of its total assets, of which 2% may be invested in warrants that are not listed on the New York or American Stock Exchange.

 3) Invest more than 15% of its total assets in securities not readily marketable and in repurchase agreements maturing in more than seven days.

 4) Invest more than 5% of its total assets in real estate limited partnership interests.

 5) Invest in interests in oil, gas, or other mineral exploration or development programs, but the Fund may purchase and sell securities of companies which invest or deal in such interests.

 6) Invest more than 10% of its assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connect with a merger, consolidation or plan of reorganization.

BOND FUND AND LIMITED TERM BOND FUND

Fundamental Restrictions
------------------------
Each of the following numbered restrictions for the above-listed Funds is a matter of fundamental policy and may not be changed without shareholder approval. Each may not:

 1) Issue any senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.


 2) Purchase or retain in its portfolio securities of any issuer if those officers or directors of the fund or its Manager owning beneficially more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

 3) Invest in commodities or commodity contracts, but it may purchase and sell financial futures contracts and options on such contracts.

 4) Invest in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

 5) Borrow money, except for temporary or emergency purposes, in an amount not to exceed 5% of the value of the Fund's total assets at the time of the borrowing.

 6) Make loans, except that the Fund may a) purchase and hold debt obligations in accordance with its investment objective and policies, b) enter into repurchase agreements, and c) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned.

 7) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that these limitations shall apply only with respect to 75% of the Fund's total assets.

 8) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

 9) Concentrate its investments in any particular industry or industries, except that the Fund may invest not more than 25% of the value of its total assets in a single industry.

 10) Sell securities short (except where the Fund holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short) or purchase any securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

 11) Invest in interests in oil, gas or other mineral exploration or development programs, although the Fund may invest in securities of issuers which invest in or sponsor such programs.

Non-Fundamental Restrictions
----------------------------
Each of these Funds has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Fund's present policy to:

 1) Invest more than 15% of its total assets in securities not readily marketable and in repurchase agreements maturing in more than seven days. The value of any options purchased in the Over-the-Counter market are included as part of this 15% limitation.


 2) Purchase warrants in excess of 5% of its total assets, of which 2% may be invested in warrants that are not listed on the New York or American Stock Exchange.

 3) Purchase securities of any issuer having less than three years' continuous operation (including operations of any predecessors) if such purchase would cause the value of the Fund's investments in all such issuers to exceed 5% of the value of its total assets.

 4) Purchase securities of other investment companies except in connection with a merger, consolidation, or plan of reorganization or by purchase in the open market of securities of closed-end companies where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved, and if immediately thereafter not more than 10% of the value of the Fund's total assets would be invested in such securities.

 5) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts, options on futures contracts and over-the-counter swap contracts are not deemed to be pledges or other encumbrances.

 6) Invest in companies for the purpose of exercising control or management.

 7) Invest more than 20% of its total assets in securities of foreign issuers.

 8) Invest in arbitrage transactions.

 9) Invest more than 5% of its total assets in real estate limited partnership interests.

Each of these has also adopted the non-fundamental restriction which requires it, under normal circumstances, to invest at least 80% of its net assets in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Fund. The Fund will provide 60-days notice to shareholders prior to implementing a change in this policy for the Fund.


GOVERNMENT SECURITIES INCOME FUND

Fundamental Restrictions
------------------------
Each of the following numbered restrictions for the Government Securities Income Fund is a matter of fundamental policy and may not be changed without shareholder approval. The Fund may not:

 1) Issue any senior securities.


 2) Purchase any securities other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, except that the Fund may maintain reasonable amounts in cash or commercial paper or purchase short-term debt securities not issued or guaranteed by the U.S. Government or its agencies or instrumentalities for daily cash management purposes or pending selection of particular long-term investments. There is no limit on the amount of its assets which may be invested in the securities of any one issuer of obligations issued by the U.S. Government or its agencies or instrumentalities.

 3) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of GNMA certificates held in its portfolio.

 4) Engage in the purchase and sale of interests in real estate, including interests in real estate investment trusts (although it will invest in securities secured by real estate or interests therein, such as mortgage-backed securities) or invest in commodities or commodity contracts, oil and gas interests, or mineral exploration or development programs.

 5) Purchase or retain in its portfolio securities of any issuer if those officers and directors of the Fund or its Manager owning beneficially more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

 6) Sell securities short or purchase any securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

 7) Invest in companies for the purpose of exercising control or management.

 8) Make loans, except that the Fund may purchase or hold debt obligations in accordance with the investment restrictions set forth in paragraph (2) and may enter into repurchase agreements for such securities, and may lend its portfolio securities without limitation against collateral consisting of cash, or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, which is equal at all times to 100% of the value of the securities loaned.

 9) Borrow money, except for temporary or emergency purposes, in an amount not to exceed 5% of the value of the Fund's total assets.

 10) Enter into repurchase agreements maturing in more than seven days if, as a result, thereof, more than 10% of the Fund's total assets would be invested in such repurchase agreements and other assets without readily available market quotations.

 11) Invest more than 5% of its total assets in the purchase of covered spread options and the purchase of put and call options on securities, securities indices and financial futures contracts.

 12) Invest more than 5% of its assets in initial margin and premiums on financial futures contracts and options on such contracts.

Non-Fundamental Restrictions
----------------------------
The Fund has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to the Fund's current policy to:

 1) Invest more than 15% of its total assets in securities not readily marketable and in repurchase agreements maturing in more than seven days. The value of any options purchased in the Over-the-Counter market are included as part of this 15% limitation.


 2) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts, options on futures contracts and over-the-counter swap contracts are not deemed to be pledges or other encumbrances.

 3) Invest in real estate limited partnership interests.

 4) Invest more than 10% of its assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation or plan of reorganization.

The Fund has also adopted the non-fundamental restriction which requires it, under normal circumstances, to invest at least 80% of its net assets in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Fund. The Fund will provide 60-days notice to shareholders prior to implementing a change in this policy for the Fund.


TAX-EXEMPT BOND FUND

Fundamental Restrictions
------------------------
Each of the following numbered restrictions for the Tax-Exempt Bond Fund is a matter of fundamental policy and may not be changed without shareholder approval. The Fund may not:

 1) Issue any senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of: a) purchasing any securities on a when-issued or delayed delivery basis; or b) borrowing money in accordance with restrictions described below.


 2) Purchase any securities other than Municipal Obligations and Taxable Investments as defined in the Prospectus and Statement of Additional Information.

 3) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

 4) Invest more than 10% of its assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation or plan of reorganization.

 5) Purchase or retain in its portfolio securities of any issuer if those officers and directors of the Fund or its Manager owning more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

 6) Invest in companies for the purpose of exercising control or management.

 7) Invest more than:
  a) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that these limitations shall apply only with respect to 75% of the Fund's total assets.
  b) 15% of its total assets in securities that are not readily marketable and in repurchase agreements maturing in more than seven days.

 8) Invest in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

 9) Invest in commodities or commodity futures contracts.

 10) Write, purchase or sell puts, calls or combinations thereof.

 11) Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in securities of issuers which invest in or sponsor such programs.

 12) Make short sales of securities.

 13) Purchase any securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions.

 14) Make loans, except that the Fund may purchase and hold debt obligations in accordance with its investment objective and policies, enter into repurchase agreements, and may lend its portfolio securities without limitation against collateral, consisting of cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, which is equal at all times to 100% of the value of the securities loaned.

 15) Borrow money, except for temporary or emergency purposes from banks in an amount not to exceed 5% of the value of the Fund's total assets at the time the loan is made.

 16) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings.

The Fund has also adopted the fundamental restriction which requires it, under normal circumstances, to invest at least 80% of its net assets in investments, the income from which is exempt from federal income tax or so that at least 80% of the income the Fund distributes will be exempt from federal income tax.


Non-Fundamental Restrictions
----------------------------
The Fund has also adopted the following restriction that is not fundamental and may be changed without shareholder approval. It is contrary to the Fund's current policy to invest in real estate limited partnership interests.

The identification of the issuer of a Municipal Obligation depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user is deemed the sole issuer. If, in either case, the creating government or some other entity guarantees a security, the guarantee is considered a separate security and is treated as an issue of such government or other entity. However, that guarantee is not deemed a security issued by the guarantor if the value of all securities issued or guaranteed by the guarantor and owned by the Fund does not exceed 10% of the value of the Fund's total assets.


The Fund may invest without limit in debt obligations of issuers located in the same state and in debt obligations that are repayable out of revenue sources generated from economically related projects or facilities. Sizable investments in such obligations could increase the risk to the Fund since an economic, business or political development or change affecting one security could also affect others. The Fund may also invest without limit in industrial development bonds, but it will not invest more than 20% of its total assets in any Municipal Obligation the interest on which is treated as a tax preference item for purposes of the federal alternative minimum tax.

CASH MANAGEMENT FUND

Fundamental Restrictions
------------------------
Each of the following numbered restrictions for the Cash Management Fund is a matter of fundamental policy and may not be changed without shareholder approval. The Fund may not:

 1) Concentrate its investments in any one industry. No more than 25% of the value of its total assets will be invested in securities of issuers having their principal activities in any one industry, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or obligations of domestic branches of U.S. banks and savings institutions. (See "Bank Obligations").


 2) Purchase the securities of any issuer if the purchase will cause more than 5% of the value of its total assets to be invested in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

 3) Purchase the securities of any issuer if the purchase will cause more than 10% of the outstanding voting securities of the issuer to be held by the Fund (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

 4) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

 5) Purchase securities of any company with a record of less than 3 years continuous operation (including that of predecessors) if the purchase would cause the value of the Fund's aggregate investments in all such companies to exceed 5% of the value of the Fund's total assets.

 6) Engage in the purchase and sale of illiquid interests in real estate, including interests in real estate investment trusts (although it may invest in securities secured by real estate or interests therein) or invest in commodities or commodity contracts, oil and gas interests, or mineral exploration or development programs.

 7) Purchase securities of other investment companies except in connection with a merger, consolidation, or plan of reorganization.

 8) Purchase or retain in its portfolio securities of any issuer if those officers and directors of the Fund or its Manager owning beneficially more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

 9) Purchase securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The Fund will not effect a short sale of any security. The Fund will not issue or acquire put and call options, straddles or spreads or any combination thereof.

 10) Invest in companies for the purpose of exercising control or management.

 11) The Fund may not make loans, except that the Fund may a) purchase and hold debt obligations in accordance with its investment objective and policies, b) enter into repurchase agreements, and c) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned.

 12) Borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not to exceed the lesser of
  a) 5% of the value of the Fund's assets, or b) 10% of the value of the Fund's net assets taken at cost at the time such borrowing is made. The Fund will not issue senior securities except in connection with such borrowings. The Fund may not pledge, mortgage, or hypothecate its assets (at value) to an extent greater than 10% of the net assets.

 13) Invest in time deposits maturing in more than seven days; time deposits maturing from two business days through seven calendar days may not exceed 10% of the value of the Fund's total assets.

 14) Invest more than 10% of its total assets in securities not readily marketable and in repurchase agreements maturing in more than seven days.

Non-Fundamental Restrictions
----------------------------
The Fund has also adopted the following restriction that is not fundamental and may be changed without shareholder approval. It is contrary to the Fund's current policy to:

 1) Invest in real estate limited partnership interests.


SECURITY SELECTION
LargeCap Stock Index Fund
-------------------------
Principal Global Investors, LLC ("Principal") allocates Fund assets in approximately the same weightings as the relevant index. Principal may omit or remove any stock from the Fund if it determines that the stock is not sufficiently liquid. In addition, Principal may exclude or remove a stock from the Fund if extraordinary events or financial conditions lead it to believe that such stock should not be a part of the Fund's assets. Fund assets may be invested in futures and options.

Partners Blue Chip
------------------
Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman, Sachs & Co. ("GSAM") selects securities that it believes are well-managed businesses that have the potential to achieve high or improving returns on capital and/or above-average sustainable growth. The GSAM quantitative model invests in companies with favorable momentum characteristics, sustainable earnings, and attractive profitability characteristics.

Partners Blue Chip
------------------
Wellington Management Company, LLP ("Wellington Management") employs a two-fold investment approach that combines top-down sector analysis and bottom-up, fundamental security selection. Macro-economic data including GDP growth rates, employment gains, as well as the outlook for inflation and interest rates, is considered to identify sectors and industries Wellington Management believes will grow faster than the economy over the next 12 to 18 months. In addition, Wellington Management attempts to identify long lasting broad themes based on demographic trends, technological changes and political and social developments in the U.S. and abroad. Security selection will consist of large-cap quality companies which exhibit one of the following characteristics: accelerating earnings growth; strong possibility of multiple expansion; or hidden/unappreciated value.

Partners Equity Growth
----------------------
Morgan Stanley Asset Management ("MSAM") focuses on companies with consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. MSAM continually and rigorously studies company developments, including business strategy, management focus and financial results, to identify companies with earnings growth and business momentum. In its selection of securities for Partners Equity Growth, MSAM considers valuation to be of secondary importance and viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations.

Partners MidCap Growth
----------------------
Turner Investment Partners, Inc. ("Turner") selects securities that it believes to have strong earnings growth potential. Turner seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings comprising the Russell MidCap Growth Index (or such other appropriate index selected by Turner). Any remaining assets may be invested in securities issued by smaller capitalization companies and larger capitalization companies, warrants and rights to purchase common stocks, and it may invest to 10% of its total assets in ADRs. Turner will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

Partners SmallCap Growth
------------------------
UBS Global Asset Management (New York) Inc. ("UBS Global AM") seeks to invest in companies with strong business franchises and attractive competitive positions that generate rapidly rising earnings (or profits). In the overall small capitalization universe, UBS Global AM targets companies with earnings growth in the top 40%. The Fund may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.

Selections of equity securities for the other Funds are made based on an approach described broadly as "company-by-company" fundamental analysis. Three basic steps are involved in this analysis.
.. First is the continuing study of basic economic factors in an effort to conclude what the future general economic climate is likely to be over the next one to two years.
.. Second, given some conviction as to the likely economic climate, the Manager or Sub-Advisor attempts to identify the prospects for the major industrial, commercial and financial segments of the economy. By looking at such factors as demand for products, capacity to produce, operating costs, pricing structure, marketing techniques, adequacy of raw materials and components, domestic and foreign competition, and research productivity, the Manager or Sub-Advisor evaluates the prospects for each industry for the near and intermediate term.
.. Finally, determinations are made regarding earnings prospects for individual companies within each industry by considering the same types of factors described above. These earnings prospects are evaluated in relation to the current price of the securities of each company.

INVESTMENT STRATEGIES AND RISKS
Restricted Securities
---------------------
Generally, restricted securities are not readily marketable because they are subject to legal or contractual restrictions upon resale. They are sold only in a public offering with an effective registration statement or in a transaction that is exempt from the registration requirements of the Securities Act of 1933. When registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security. If adverse market conditions were to develop during such a period, the Fund might obtain a less favorable price than existed when it decided to sell. Restricted securities and other securities not readily marketable are priced at fair value as determined in good faith by or under the direction of the Directors.

Each of the Funds has adopted investment restrictions that limit its investments in restricted securities or other illiquid securities to 15% (10% for the Government Securities Income Fund and the Cash Management Fund) of its net assets. The Directors have adopted procedures to determine the liquidity of Rule 4(2) short-term paper and of restricted securities under Rule 144A. Securities determined to be liquid under these procedures are excluded from the preceding investment restriction.


Foreign Securities
------------------
Each of the following Funds may invest in foreign securities to the indicated percentage of its assets:
.. 100% - International, International Emerging Markets and International
  SmallCap
.. 25% - Partners Equity Growth, Partners LargeCap Blend, Partners LargeCap
  Value, Partners Small Cap Growth and Real Estate Securities
.. 20% - Balanced, Bond, Capital Value, Equity Income, Growth, Limited Term Bond,
  MidCap, Partners Blue Chip and SmallCap
.. 10% - LargeCap Stock Index and Partners MidCap Growth

Foreign Securities
------------------
Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of a Fund's assets is not invested and are earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to a Fund's investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


Depositary Receipts
-------------------
Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.

The Funds that may invest in foreign securities may invest in:
.. American Depositary Receipts ("ADRs") - receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. They are designed for use in U.S. securities markets.
.. European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs")
  - receipts typically issued by a foreign financial institution to evidence an arrangement similar to that of ADRs.

Depositary Receipts may be issued by sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities of underlying unsponsored programs, and there may not be a correlation between the availability of such information and the market value of the Depositary Receipts.


Securities of Smaller Companies
-------------------------------
The Funds may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than older companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant factors within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies. Small company stocks may decline in price as large company stocks rise, or rise in price while larger company stocks decline. Investors should therefore expect the net asset value of the Fund that invests a substantial portion of its assets in small company stocks may be more volatile than the shares of a Fund that invests solely in larger company stocks.

Unseasoned Issuers
------------------
The Funds may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the companies' growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

Spread Transactions, Options on Securities and Securities Indices, and Futures Contracts and Options on Futures Contracts
------------------------------------------
The Funds (except Cash Management and Tax-Exempt Bond) may each engage in the practices described under this heading.

.. Spread Transactions. Each Fund may purchase covered spread options. Such covered spread options are not presently exchange listed or traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options can be used to protect each Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. The security covering the spread option is maintained in a segregated account by each Fund's custodian. The Funds do not consider a security covered by a spread option to be "pledged" as that term is used in the Fund's policy limiting the pledging or mortgaging of assets.

.. Options on Securities and Securities Indices. Each Fund may write (sell) and purchase call and put options on securities in which it invests and on securities indices based on securities in which the Fund invests. The Funds may write call and put options to generate additional revenue, and may write and purchase call and put options in seeking to hedge against a decline in the value of securities owned or an increase in the price of securities which the Fund plans to purchase.

  . Writing Covered Call and Put Options. When a Fund writes a call option, it gives the purchaser of the option the right to buy a specific security at a specified price at any time before the option expires. When a Fund writes a put option, it gives the purchaser of the option the right to sell to the Fund a specific security at a specified price at any time before the option expires. In both situations, the Fund receives a premium from the purchaser of the option.


    The premium received by a Fund reflects, among other factors, the current market price of the underlying security, the relationship of the exercise price to the market price, the time period until the expiration of the option and interest rates. The premium generates additional income for the Fund if the option expires unexercised or is closed out at a profit. By writing a call, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option, but it retains the risk of loss if the price of the security should decline. By writing a put, a Fund assumes the risk that it may have to purchase the underlying security at a price that may be higher than its market value at time of exercise.


    The Funds write only covered options and comply with applicable regulatory and exchange cover requirements. The Funds usually (and the International Fund must) own the underlying security covered by any outstanding call option. With respect to an outstanding put option, each Fund deposits and maintains with its custodian cash or other liquid assets with a value at least equal to the exercise price of the option.


    Once a Fund has written an option, it may terminate its obligation before the option is exercised. The Fund executes a closing transaction by purchasing an option of the same series as the option previously written. The Fund has a gain or loss depending on whether the premium received when the option was written exceeds the closing purchase price plus related transaction costs.

  . Purchasing Call and Put Options. When a Fund purchases a call option, it receives, in return for the premium it pays, the right to buy from the writer of the option the underlying security at a specified price at any time before the option expires. A Fund purchases call options in anticipation of an increase in the market value of securities that it intends ultimately to buy. During the life of the call option, the Fund is able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security. In order for a call option to result in a gain, the market price of the underlying security must exceed the sum of the exercise price, the premium paid and transaction costs.


    When a Fund purchases a put option, it receives, in return for the premium it pays, the right to sell to the writer of the option the underlying security at a specified price at any time before the option expires. A Fund purchases put options in anticipation of a decline in the market value of the underlying security. During the life of the put option, the Fund is able to sell the underlying security at the exercise price regardless of any decline in the market price of the underlying security. In order for a put option to result in a gain, the market price of the underlying security must decline, during the option period, below the exercise price enough to cover the premium and transaction costs.


    Once a Fund purchases an option, it may close out its position by selling an option of the same series as the option previously purchased. The Fund has a gain or loss depending on whether the closing sale price exceeds the initial purchase price plus related transaction costs.

  . Options on Securities Indices. Each Fund may purchase and sell put and call options on any securities index based on securities in which the Fund may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. The

    Funds engage in transactions in put and call options on securities indices for the same purposes as they engage in transactions in options on securities. When a Fund writes call options on securities indices, it holds in its portfolio underlying securities which, in the judgment of the Manager or Sub-Advisor, correlate closely with the securities index and which have a value at least equal to the aggregate amount of the securities index options.

  . Risks Associated with Option Transactions. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. The Funds generally purchase or write only those options for which there appears to be an active secondary market. However, there is no assurance that a liquid secondary market on an exchange exists for any particular option, or at any particular time. If a Fund is unable to effect closing sale transactions in options it has purchased, it has to exercise its options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. If a Fund is unable to effect a closing purchase transaction for a covered option that it has written, it is not able to sell the underlying securities, or dispose of the assets held in a segregated account, until the option expires or is exercised. A Fund's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that broker-dealers participating in such transactions might fail to meet their obligations.


..    Futures Contracts and Options on Futures Contracts.  Each Fund may purchase and sell financial futures contracts and options on those contracts. Financial futures contracts are commodities contracts based on financial instruments such as U.S. Treasury bonds or bills or on securities indices such as the S&P 500 Index. Futures contracts, options on futures contracts and the commodity exchanges on which they are traded are regulated by the Commodity Futures Trading Commission ("CFTC"). Each Fund may enter into futures contracts and related options transactions both for hedging and non-hedging purposes. Through the purchase and sale of futures contracts and related options, a Fund seeks primarily to hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase. Each Fund may also purchase and sell futures contracts and related options to maintain cash reserves while simulating full investment in securities and to keep substantially all of its assets exposed to the markets.

  . Futures Contracts. When a Fund sells a futures contract based on a financial instrument, the Fund is obligated to deliver that kind of instrument at a specified future time for a specified price. When a Fund purchases that kind of contract, it is obligated to take delivery of the instrument at a specified time and to pay the specified price. In most instances, these contracts are closed out by entering into an offsetting transaction before the settlement date. The Fund realizes a gain or loss depending on whether the price of an offsetting purchase plus transaction costs are less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase plus transaction costs. Although the Funds usually liquidate futures contracts on financial instruments in this manner, they may make or take delivery of the underlying securities when it appears economically advantageous to do so.


    A futures contract based on a securities index provides for the purchase or sale of a group of securities at a specified future time for a specified price. These contracts do not require actual delivery of securities but result in a cash settlement. The amount of the settlement is based on the difference in value of the index between the time the contract was entered into and the time it is liquidated (at its expiration or earlier if it is closed out by entering into an offsetting transaction).


    When a futures contract is purchased or sold a brokerage commission is paid. Unlike the purchase or sale of a security or option, no price or premium is paid or received. Instead, an amount of cash or other liquid assets (generally about 5% of the contract amount) is deposited by the Fund with its custodian for the benefit of the futures commission merchant through which the Fund engages in the transaction. This amount is known as "initial margin." It does not involve the borrowing of funds by the Fund to finance the transaction. It instead represents a "good faith" deposit assuring the performance of both the purchaser and the seller under the futures contract. It is returned to the Fund upon termination of the futures contract if all the Fund's contractual obligations have been satisfied.

    Subsequent payments to and from the broker, known as "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, a process known as "marking to market." The fluctuations make the long or short positions in the futures contract more or less valuable. If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made. Any additional cash is required to be paid to or released by the broker and the Fund realizes a loss or gain.


    In using futures contracts, the Fund seeks primarily to establish more certainly than would otherwise be possible the effective price of or rate of return on portfolio securities or securities that the Fund proposes to acquire. A Fund, for example, sells futures contracts in anticipation of a rise in interest rates that would cause a decline in the value of its debt investments. When this kind of hedging is successful, the futures contract increases in value when the Fund's debt securities decline in value and thereby keep the Fund's net asset value from declining as much as it otherwise would. A Fund also sells futures contracts on securities indices in anticipation of or during a stock market decline in an endeavor to offset a decrease in the market value of its equity investments. When a Fund is not fully invested and anticipates an increase in the cost of securities it intends to purchase, it may purchase financial futures contracts. When increases in the prices of equities are expected, a Fund purchases futures contracts on securities indices in order to gain rapid market exposure that may partially or entirely offset increases in the cost of the equity securities it intends to purchase.

  . Options on Futures Contracts. The Funds may also purchase and write call and put options on futures contracts. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a long position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a short position), for a specified exercise price, at any time before the option expires.


    Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a short position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. However, as with the trading of futures, most options are closed out prior to their expiration by the purchase or sale of an offsetting option at a market price that reflects an increase or a decrease from the premium originally paid. Options on futures can be used to hedge substantially the same risks addressed by the direct purchase or sale of the underlying futures contracts. For example, if a Fund anticipates a rise in interest rates and a decline in the market value of the debt securities in its portfolio, it might purchase put options or write call options on futures contracts instead of selling futures contracts.


    If a Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But in contrast to a futures transaction, the purchase of an option involves the payment of a premium in addition to transaction costs. In the event of an adverse market movement, however, the Fund is not subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs.


    When a Fund writes an option on a futures contract, the premium paid by the purchaser is deposited with the Fund's custodian. The Fund must maintain with its custodian all or a portion of the initial margin requirement on the underlying futures contract. It assumes a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. Subsequent payments to and from the broker, similar to variation margin payments, are made as the premium and the initial margin requirements are marked to market daily. The premium may partially offset an unfavorable change in the value of portfolio securities, if the option is not exercised, or it may reduce the amount of any loss incurred by the Fund if the option is exercised.

..    Risks  Associated  with Futures  Transactions.  There are a number of risks associated with transactions in futures contracts and related options. A Fund's successful use of futures contracts is subject to the ability of the Manager or Sub-Advisor to predict correctly the factors affecting the market values of the Fund's portfolio securities. For example, if a Fund is hedged against the possibility of an increase in interest rates which would adversely affect debt securities held by the Fund and the prices of those debt securities instead increases, the Fund loses part or all of the benefit of the increased value of its securities it hedged because it has offsetting losses in its futures positions. Other risks include imperfect
     correlation  between  price  movements  in  the  financial   instrument  or
     securities index underlying the futures contract, on the one hand, and the price movements of either the futures contract itself or the securities held by the Fund, on the other hand. If the prices do not move in the same direction or to the same extent, the transaction may result in trading losses.


    Prior to exercise or expiration, a position in futures may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the relevant contract market. The Fund enters into a futures contract or related option only if there appears to be a liquid secondary market. There can be no assurance, however, that such a liquid secondary market exists for any particular futures contract or related option at any specific time. Thus, it may not be possible to close out a futures position once it has been established. Under such circumstances, the Fund continues to be required to make daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to perform under the terms of the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability effectively to hedge its portfolio.


    Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

  . Limitations on the Use of Futures and Options on Futures Contracts. Each
    Fund intends to come within an exclusion from the definition of "commodity pool operator" provided by CFTC regulations.


    Each Fund may enter into futures contracts and related options transactions, primarily for hedging purposes and for other appropriate risk management purposes, and to modify the Fund's exposure to various currency, equity, or fixed-income markets. Each Fund may engage in speculative futures trading. When using futures contracts and options on futures contracts for hedging or risk management purposes, each Fund determines that the price fluctuations in the contracts and options are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. In pursuing traditional hedging activities, each Fund may sell futures contracts or acquire puts to protect against a decline in the price of securities that the Fund owns. Each Fund may purchase futures contracts or calls on futures contracts to protect the Fund against an increase in the price of securities the Fund intends to purchase before it is in a position to do so.


    When a Fund purchases a futures contract, or purchases a call option on a futures contract, it segregates fund assets, which must be liquid and marked to the market daily, in a segregated account. The amount so segregated plus the amount of initial margin held for the account of its broker equals the market value of the futures contract.


Forward Foreign Currency Exchange Contracts
-------------------------------------------
The  International,  International  Emerging  Markets,  International  SmallCap,
Partners Equity Growth, Partners LargeCap Blend, Partners LargeCap Value, Partners MidCap Growth, and Partners SmallCap Growth Funds may enter into forward foreign currency exchange contracts under various circumstances. The Funds (except Partners Equity Growth) will enter into forward foreign currency exchange contracts only for the purpose of "hedging," that is limiting the risks associated with changes in the relative rates of exchange between the U.S.
dollar and foreign currencies in which securities owned by a Fund are denominated or exposed. They do not enter into such forward contracts for speculative purposes. The Partners Equity Growth Fund may engage in speculative foreign exchange contracts to a limited percentage of its assets.

The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency which a Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated in or exposed to during the period between the date on which the security is purchased or sold and the date on which payment is made or received.


The Sub-Advisor also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated in or exposed to. At times, a Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.


A Fund segregates assets consisting of foreign securities denominated in or exposed to the currency for which the Fund has entered into forward contracts under the second circumstance, as set forth above, for the term of the forward contract. It should be noted that the use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange between the currencies that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result if the value of the currency increases.


Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations. They could also cause hedges the Fund has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates may also fluctuate based on factors extrinsic to a country's economy. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on trading options on currency futures contracts is subject to the maintenance of a liquid market that may not always be available.


Repurchase and Reverse Repurchase Agreements, Mortgage Dollar Rolls and Sale-Buybacks
-------------------------------------------------------------------------
The Funds may invest in repurchase and reverse repurchase agreements. In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Manager or Sub-Advisor.

A Fund may use reverse repurchase agreements, mortgage dollar roles, and economically similar transactions to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that the Manager or Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund, although the Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.


A "mortgage dollar roll" is similar to a reverse repurchase agreement in certain respects. In a "dollar roll" transaction a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates;
(5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.


A Fund's obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund's restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to a Fund's overall limitations on investments in illiquid securities.


A Fund also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks." A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments make on the underlying security pending settlement of the Fund's repurchase of the underlying security. A Fund's obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund's forward commitment to repurchase the subject security.


Swap Agreements and Options on Swap Agreements.
-----------------------------------------------
Each Fund (except Cash Management Fund) may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps, to the extent permitted by its investment restrictions. To the extent a Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. An Fund may also enter into options on swap agreements ("swap options").

A Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with a Fund's investment objectives and general investment polices, certain of the Funds may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is for more than one period, with interim swap payments, a Fund may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.


A Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly.


A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund
  (except Cash Management Fund) may write (sell) and purchase put and call swap options. Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Manager or Sub-Advisor in accordance with procedures established by the Board of Directors, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. Each Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's total assets.


Whether a Fund's use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the ability of the Fund's Manager or Sub-Advisor to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that present minimal credit risks, as determined by the Fund's Manager or Sub-Advisor. Certain restrictions imposed on the FUNDs by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.


Liquidity. Some swap markets have grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, these swap markets have become relatively liquid.


The liquidity of swap agreements will be determined by the Manager or Sub-Advisor based on various factors, including:
  . the frequency of trades and quotations, . the number of dealers and prospective purchasers in the marketplace, . dealer undertakings to make a market, . the nature of the security (including any demand or tender features, and . the nature of the marketplace for trades (including the ability to assign or offset a portfolio's rights and obligations relating to the investment).

Such determination will govern whether a swap will be deemed to be within the 15% restriction on investments in illiquid securities.


For purposes of applying the Funds' investment policies and restrictions (as stated in the Prospectuses and this SAI) swap agreements are generally valued by the Funds at market value. In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), however, the Fund will value the swap at its notional amount. The manner in which the Funds value certain securities or other instruments for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.


High-Yield/High-Risk Bonds
--------------------------
The Balanced, Bond, and Tax-Exempt Bond Funds each may invest a portion of its assets in bonds that are rated below investment grade (i.e., bonds rated BB or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc.). Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income and could expect a decline in the market value of the bonds so affected. The Balanced, Bond, Limited Term Bond and Tax-Exempt Funds may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the expense of obtaining a rating. The Manager or Sub-Advisor will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated bonds. Unrated bonds will be included in the limitation each Fund has with regard to high yield bonds unless the Manager or Sub-Advisor deems such securities to be the equivalent of investment grade bonds.

Mortgage- and Asset-Backed Securities
-------------------------------------
The yield characteristics of the mortgage- and asset-backed securities in which the Balanced, Bond, Government
Securities Income and Limited Term Bond Funds may invest differ from those of traditional debt securities. Among the major differences are that the interest and principal payments are made more frequently on mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases those securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. If the Fund purchases these securities at a discount, faster than expected prepayments will increase their yield, while slower than expected prepayments will reduce their yield. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

In general, the prepayment rate for mortgage-backed securities decreases as interest rates rise and increases as interest rates fall. However, rising interest rates will tend to decrease the value of these securities. In addition, an increase in interest rates may affect the volatility of these securities by effectively changing a security that was considered a short-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or medium-term securities.


The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. A collateralized mortgage obligation ("CMO") may be structured in a manner that provides a wide variety of investment characteristics (yield, effective maturity and interest rate sensitivity). As market conditions change, and especially during periods of rapid market interest rate changes, the ability of a CMO to provide the anticipated investment characteristics may be greatly diminished. Increased market volatility and/or reduced liquidity may result.


Real Estate Investment Trusts
-----------------------------
Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development and long-term mortgage loans. Their value may be affected by changes in the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Zero-coupon securities
----------------------
The Funds may invest in zero-coupon securities. Zero-coupon securities are "stripped" U.S. Treasury notes and bonds. They usually trade at a substantial discount from their face (par) value. Zero-coupon securities are subject to greater market value fluctuations in response to changing interest rates than debt obligations of comparable maturities that make distributions of interest in cash.

Securities Lending
------------------
All Funds may lend their portfolio securities. None of the Funds will lend its portfolio securities if as a result the aggregate of such loans made by the Fund would exceed the limits established by the 1940 Act. Portfolio securities may be lent to unaffiliated broker-dealers and other unaffiliated qualified financial institutions provided that such loans are callable at any time on not more than five business days' notice and that cash or other liquid assets equal to at least 100% of the market value of the securities loaned, determined daily, is deposited by the borrower with the Fund and is maintained each business day. While such securities are on loan, the borrower pays the Fund any income accruing thereon. The Fund may invest any cash collateral, thereby earning additional income, and may receive an agreed-upon fee from the borrower. Borrowed securities must be returned when the loan terminates. Any gain or loss in the market value of the borrowed securities that occurs during the term of the loan belongs to the Fund and its shareholders. A Fund pays reasonable administrative, custodial and other fees in connection with such loans and may pay a negotiated portion of the interest earned on the cash or government securities pledged as collateral to the borrower or placing broker. A Fund does not normally retain voting rights attendant to securities it has lent, but it may call a loan of securities in anticipation of an important vote.

When-Issued and Delayed Delivery Securities
-------------------------------------------
Each of the Funds may from time to time purchase securities on a when-issued basis and may purchase or sell securities on a delayed delivery basis. The price of such a transaction is fixed at the time of the commitment, but delivery and payment take place on a later settlement date, which may be a month or more after the date of the commitment. No interest accrues to the purchaser during this period. The securities are subject to market fluctuations that involve the risk for the purchaser that yields available in the market at the time of delivery are higher than those obtained in the transaction. Each Fund only purchases securities on a when-issued or delayed delivery basis with the intention of acquiring the securities. However, a Fund may sell the securities before the settlement date, if such action is deemed advisable. At the time a Fund commits to purchase securities on a when-issued or delayed delivery basis, it records the transaction and reflects the value of the securities in determining its net asset value. Each Fund also segregates Fund assets, which must be liquid and marked to the market daily, equal in value to the Fund's commitments for when-issued or delayed delivery securities. Segregation of assets may be accomplished by placement in a segregated account on the books of the Fund's custodian, by notation on the books of the Fund's custodian that the assets in question are "segregated", or by designation of the Fund's records that such assets are segregated. The availability of liquid assets for this purpose and the effect of asset segregation on a Fund's ability to meet its current obligations, to honor requests for redemption and to have its investment portfolio managed properly limit the extent to which the Fund may engage in forward commitment agreements. Except as may be imposed by these factors, there is no limit on the percent of a Fund's total assets that may be committed to transactions in such agreements.

Industry Concentrations
-----------------------
Each of the Funds, except the Equity Income and Real Estate Securities Funds, may not concentrate (invest more than 25% of its assets) its investments in any particular industry. The LargeCap Stock Index Fund may concentrate its investments in a particular industry only to the extent that the S&P 500 Index is so concentrated. The Partners SmallCap Growth Fund uses the industry level of categorization of Morgan Stanley Capital International. The other Funds use industry classifications based on the "Directory of Companies Filing Annual Reports with the Securities and Exchange Commission."

Money Market Instruments/Temporary Defensive Position
-----------------------------------------------------
The Cash Management Fund invests all of its available assets in money market instruments maturing in 397 days or less. In addition, each Fund may make money market investments (cash equivalents), without limit, pending other investment or settlement, for liquidity or in adverse market conditions. Following are descriptions of the types of money market instruments that the Funds may purchase:

.. U.S. Government Securities - Securities issued or guaranteed by the U.S.
  Government, including treasury bills, notes and bonds.

.. U.S. Government Agency Securities - Obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government.
  . U.S. agency obligations include, but are not limited to, the Bank for
    Cooperatives, Federal Home Loan Banks and Federal Intermediate Credit Banks. . U.S. instrumentality obligations include, but are not limited to, the
    Export-Import Bank, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association.

  Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others, such as those issued by the Federal National Mortgage Association, are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. Still others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality.

.. Bank Obligations - Certificates of deposit, time deposits and bankers' acceptances of U.S. commercial banks having total assets of at least one billion dollars and overseas branches of U.S. commercial banks and foreign banks, which in the opinion of the Manager or Sub-Advisor, are of comparable quality. However, each such bank with its branches has total assets of at least five billion dollars, and certificates, including time deposits of domestic savings and loan associations having at least one billion dollars in assets that are insured by the Federal Savings and Loan Insurance Corporation. The Fund may acquire obligations of U.S. banks that are not members of the Federal Reserve System or of the Federal Deposit Insurance Corporation.

  Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. For example, an issuing bank may be able to maintain that the liability for an investment is solely that of the overseas branch which could expose a Fund to a greater risk of loss. In addition, obligations of foreign banks or of overseas branches of U.S. banks may be affected by governmental action in the country of domicile of the branch or parent bank. Examples of adverse foreign governmental actions include the imposition of currency controls, the imposition of withholding taxes on interest income payable on such obligations, interest limitations, seizure or nationalization of assets, or the declaration of a moratorium. Deposits in foreign banks or foreign branches of U.S. banks are not covered by the Federal Deposit Insurance Corporation. A Fund only buys short-term instruments where the risks of adverse governmental action are believed by the Manager or Sub-Advisor to be minimal. A Fund considers these factors, along with other appropriate factors, in making an investment decision to acquire such obligations. It only acquires those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Fund. A Fund may invest in certificates of deposit of selected banks having less than one billion dollars of assets providing the certificates do not exceed the level of insurance (currently $100,000) provided by the applicable government agency.


  A certificate of deposit is issued against funds deposited in a bank or savings and loan association for a definite period of time, at a specified rate of return. Normally they are negotiable. However, a Fund occasionally may invest in certificates of deposit which are not negotiable. Such certificates may provide for interest penalties in the event of withdrawal prior to their maturity. A bankers' acceptance is a short-term credit instrument issued by corporations to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.


.. Commercial Paper - Short-term promissory notes issued by U.S. or foreign corporations.


.. Short-term Corporate Debt - Corporate notes, bonds and debentures that at the time of purchase have 397 days or less remaining to maturity.


.. Repurchase Agreements - Instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at the same price plus interest at a specified rate.


.. Taxable Municipal Obligations - Short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.


The ratings of nationally recognized statistical rating organization (NRSRO), such as Moody's Investor Services, Inc. ("Moody's") and Standard & Poor's ("S&P"), which are described in Appendix A, represent their opinions as to the quality of the money market instruments which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings, including ratings of NRSROs other than Moody's and S&P, are the initial criteria for selection of portfolio investments, but the Manager or Sub-Advisor further evaluates these securities.


Municipal Obligations
---------------------
The Tax-Exempt Bond Fund can invest in "Municipal Obligations." Municipal Obligations are obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, including municipal utilities, or multi-state agencies or authorities. The interest on Municipal Obligations is exempt from federal income tax in the opinion of bond counsel to the issuer. Three major classifications of Municipal Obligations are: Municipal Bonds, that generally have a maturity at the time of issue of one year or more; Municipal Notes, that generally have a maturity at the time of issue of six months to three years; and Municipal Commercial Paper, that generally has a maturity at the time of issue of 30 to 270 days.

The term "Municipal Obligations" includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and electric utilities. Other public purposes for which Municipal Obligations are issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities.

Industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. They are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax in the opinion of bond counsel to the issuer, even though the interest may be subject to the federal alternative minimum tax.


.. Municipal Bonds. Municipal Bonds may be either "general obligation" or
  "revenue" issues. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source (e.g., the user of the facilities being financed), but not from the general taxing power. Industrial development bonds and pollution control bonds in most cases are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality. The payment of the principal and interest on industrial revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. The Fund may also invest in "moral obligation" bonds that are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.


.. Municipal Notes. Municipal Notes usually are general obligations of the issuer and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Payment of these notes is primarily dependent upon the issuer's receipt of the anticipated revenues. Other notes include
  "Construction Loan Notes" issued to provide construction financing for specific projects, and "Bank Notes" issued by local governmental bodies and agencies to commercial banks as evidence of borrowings. Some notes ("Project Notes") are issued by local agencies under a program administered by the U.S. Department of Housing and Urban Development. Project Notes are secured by the full faith and credit of the United States.

  . Bond Anticipation Notes (BANs) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

  . Tax Anticipation Notes (TANs) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

  . Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

  . Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

  . Bank Notes are notes issued by local governmental bodies and agencies such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working-capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

  . Municipal Commercial Paper. Municipal Commercial Paper refers to short-term obligations of municipalities that may be issued at a discount and may be referred to as Short-Term Discount Notes. Municipal Commercial Paper is likely to be used to meet seasonal working capital needs of a municipality or interim construction financing. Generally they are repaid from general revenues of the municipality or refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

  . Variable and Floating Rate Obligations. Certain Municipal Obligations, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and debt instruments issued by domestic banks or corporations may carry variable or floating rates of interest. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market index. Variable rate notes are adjusted to current interest rate levels at certain specified times, such as every 30 days. A floating rate note adjusts automatically whenever there is a change in its base interest rate adjustor, e.g., a change in the prime lending rate or specified interest rate indices. Typically such instruments carry demand features permitting the Fund to redeem at par.


    A Fund's right to obtain payment at par on a demand instrument upon demand could be affected by events occurring between the date the Fund elects to redeem the instrument and the date redemption proceeds are due which affects the ability of the issuer to pay the instrument at par value. The Manager or Sub-Advisor monitors on an ongoing basis the pricing, quality and liquidity of such instruments and similarly monitors the ability of an issuer of a demand instrument, including those supported by bank letters of credit or guarantees, to pay principal and interest on demand. Although the ultimate maturity of such variable rate obligations may exceed one year, the Funds treat the maturity of each variable rate demand obligation as the longer of
    a) the notice period required before the Fund is entitled to payment of the principal amount through demand, or b) the period remaining until the next interest rate adjustment. Floating rate instruments with demand features are deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.


    The Funds may purchase participation interests in variable rate Municipal Obligations (such as industrial development bonds). A participation interest gives the purchaser an undivided interest in the Municipal Obligation in the proportion that its participation interest bears to the total principal amount of the Municipal Obligation. A Fund has the right to demand payment on seven days' notice, for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the Municipal Obligations over the negotiated yield at which the instruments were purchased by the Funds.

  . Other Municipal Obligations. Other kinds of Municipal Obligations are occasionally available in the marketplace, and a Fund may invest in such other kinds of obligations to the extent consistent with its investment objective and limitations. Such obligations may be issued for different purposes and with different security than those mentioned above.

  . Risks of Municipal Obligations. The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation, and rating of the issue. Each Fund's ability to achieve its investment objective also depends on the continuing ability of the issuers of the Municipal Obligations in which it invests to meet their obligation for the payment of interest and principal when due.


    Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act. They are also subject to federal or state laws, if any, which extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations or upon municipalities to levy taxes. The power or ability of issuers to pay, when due, principal of and interest on Municipal Obligations may also be materially affected by the results of litigation or other conditions.

    From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. It may be expected that similar proposals will be introduced in the future. If such a proposal was enacted, the ability of the Funds to pay "exempt interest" dividends may be adversely affected. Each Fund would reevaluate its investment objective and policies and consider changes in its structure.


Taxable Investments of the Tax-Exempt Bond Fund
-----------------------------------------------
The Tax-Exempt Bond Fund may invest up to 20% of its assets in taxable short-term investments consisting of: Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; domestic bank certificates of deposit and bankers' acceptances; short-term corporate debt securities such as commercial paper; and repurchase agreements ("Taxable Investments"). These investments must have a stated maturity of one year or less at the time of purchase and must meet the following standards: banks must have assets of at least $1 billion; commercial paper must be rated at least "A" by S&P or "Prime" by Moody's or, if not rated, must be issued by companies having an outstanding debt issue rated at least "A" by S&P or Moody's; corporate bonds and debentures must be rated at least "A" by S&P or Moody's. Interest earned from Taxable Investments is taxable to investors. When, in the opinion of the Fund's Manager, it is advisable to maintain a temporary "defensive" posture, the Fund may invest more than 20% of its total assets in Taxable Investments. At other times, Taxable Investments, Municipal Obligations that do not meet the quality standards required for the 80% portion of the portfolio and Municipal Obligations the interest on which is treated as a tax preference item for purposes of the federal alternative minimum tax will not exceed 20% of the Fund's total assets.

Other Investment Companies
--------------------------
The Funds (except the Cash Management Fund) reserves the right to invest up to 10% of its total assets in the securities of all investment companies including exchange-traded funds such as SPDRs and iShares (as defined below) but may not acquire more than 3% of the voting securities of any other investment company. Pursuant to an exemptive order obtained from the SEC, each Fund may invest in money market funds for which the Sub-Advisor or any of its affiliates serves as investment advisor. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the management and administration fees (and other expenses) paid by the Fund. However, to the extent that the Fund invests in a money market fund for which a Sub-Advisor or any of its affiliates acts as Sub-Advisor, the management and administration fees payable by the Fund to a Sub-Advisor or its affiliates will be reduced by an amount equal to the Fund's proportionate share of the management fees paid by such money market fund to the Sub-Advisor.

SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). The UIT was established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500 Index. The UIT is sponsored by a subsidiary of the American Stock Exchange. SPDRs may be used for several reasons, including but not limited to, facilitating the handling of cash flows or trading or reducing transaction
costs.   The price movement of SPDRs may not perfectly parallel the price activity of the S&P 500 Index. The UIT will issue SPDRs in aggregations know as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the S&P 500 Index, (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P 500 Index and the net asset value of a Portfolio Deposit.


SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, an investor must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, an investor will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.


The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved with the purchase or sale of SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying the SPDRs purchase or sold by the Fund could result in losses on SPDRs.

PORTFOLIO TURNOVER
Portfolio turnover is a measure of how frequently a portfolio's securities are bought and sold. The portfolio turnover rate is generally calculated as the dollar value of the lesser of a portfolio's purchases or sales of shares of securities during a given year, divided by the monthly average value of the portfolio securities during that year (excluding securities whose maturity or expiration at the time of acquisition were less than one year). For example, a portfolio reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year.

It is not possible to predict future turnover rates with accuracy. Many variable factors are outside the control of a portfolio manager. The investment outlook for the securities in which a portfolio may invest may change as a result of unexpected developments in securities markets, economic or monetary policies, or political relationships. High market volatility may result in a portfolio manager using a more active trading strategy than might otherwise be employed. Each portfolio manager considers the economic effects of portfolio turnover but generally does not treat the portfolio turnover rate as a limiting factor in making investment decisions.


Sale of shares by investors may require the liquidation of portfolio securities to meet cash flow needs. In addition, changes in a particular portfolio's holdings may be made whenever the portfolio manager considers that a security is no longer appropriate for the portfolio or that another security represents a relatively greater opportunity. Such changes may be made without regard to the length of time that a security has been held.


Higher portfolio turnover rates generally increase transaction costs that are expenses of the portfolio. Active trading may generate short-term gains (losses) for taxable shareholders.


MANAGEMENT


BOARD OF DIRECTORS
Under Maryland law, a Board of Directors oversees each of the Funds. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Funds. Other than serving as Directors, most of the Board members have no affiliation with the Funds or service providers. Each Director serves until a successor is duly qualified and elected.

MANAGEMENT INFORMATION
The name, date of birth and address of the officers and Directors are shown below. Each person also has the same position with Principal Investors Fund, Inc. and Principal Variable Contracts Fund, Inc. that are also sponsored by Principal Life Insurance Company ("Principal Life"). Unless an address is shown, the mailing address for the Directors and Officers is the Principal Financial Group, Des Moines, Iowa 50392.

The following directors are considered not to be "interested persons" as defined in the 1940 Act.
------------------------------------------------------------------------------

                                                                                                          NUMBER
                                                                                                            OF
                                                                                                        PORTFOLIOS
                                                                                                         IN FUND         OTHER
                                                                                                         COMPLEX     DIRECTORSHIPS
                                                                                                         OVERSEEN        HELD
                        POSITION(S) HELD WITH    LENGTH OF            PRINCIPAL OCCUPATION(S)               BY            BY
NAME, ADDRESS AND AGE   FUND                    TIME SERVED             DURING PAST 5 YEARS              DIRECTOR      DIRECTOR
---------------------   ---------------------   -----------           -----------------------           ----------   -------------
James D. Davis          Director                Since 1974    Attorney. Vice President, Deere and           92           None
4940 Center Court       Member Audit and                      Company, Retired.
Bettendorf, Iowa        Nominating Committee
03/22/34
Pamela A. Ferguson      Director                Since 1993    Professor of Mathematics, Grinnell            92           None
4112 River Oaks Drive   Member Audit and                      College since 1998. Prior thereto,
Des Moines, Iowa        Nominating Committee                  President, Grinnell College.
05/05/43
Richard W. Gilbert      Director                Since 1985    President, Gilbert Communications, Inc.       92           None
5040 Arbor Lane, #302   Member Audit and                      since 1993. Prior thereto, President and
Northfield, Illinois    Nominating Committee                  Publisher, Pioneer Press.
05/08/40
William C. Kimball      Director                Since 1999    Chairman and CEO, Medicap Pharmacies,         92           None
Regency West 8          Member Audit and                      Inc. since 1998. Prior thereto,
4350 Westown Parkway,   Nominating Committee                  President and CEO.
Suite 400
West Des Moines, Iowa
11/28/47
Barbara A. Lukavsky     Director                Since 1987    President and CEO, Barbican Enterprises,      92
13731 Bay Hill Court    Member Audit and                      Inc. since 1997. President and CEO, Lu                     None
Clive, Iowa             Nominating Committee                  San ELITE USA, L.C. 1985-1998.
09/10/40                Member Executive
                        Committee

The following directors are considered to be "interested persons" as defined in
-------------------------------------------------------------------------------
the 1940 Act because of current or former affiliation with the Manager or
-------------------------------------------------------------------------
Principal Life.
---------------

John E. Aschenbrenner  Director                Since 1998   Director, Principal      92
08/16/49                                                    Management
                                                            Corporation and
                                                            Princor Financial
                                                            Services Corporation
                                                            ("Princor") since
                                                            2000. Executive Vice
                                                            President, Principal
                                                            Life Insurance                      None
                                                            Company since 2000;
                                                            Senior Vice
                                                            President, 1996-2000.
                                                            Prior thereto, Vice
                                                            President -
                                                            Individual Markets.
Ralph C. Eucher        Director and President  Since 1999   Director and             92
06/14/52               Member Executive                     President, Princor
                       Committee                            and Principal
                                                            Management
                                                            Corporation since
                                                            1999. Senior Vice
                                                            President, Principal
                                                            Life Insurance                      None
                                                            Company since 2002.
                                                            Vice President,
                                                            1999-2002. Prior
                                                            thereto, Second Vice
                                                            President.
Larry D. Zimpleman     Director                Since 2001   Chairman and             92
09/07/51               Chairman of the Board                Director, Princor and
                       Member Executive                     Principal Management
                       Committee                            Corporation since
                                                            2002. Executive Vice
                                                            President, Principal
                                                            Life since 2001.
                                                            Senior Vice                         None
                                                            President,1999-2001.
                                                            Prior thereto, Vice
                                                            President.



The Audit and Nominating Committee considers management's recommendation of independent auditors for each Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Funds. In addition, the committee selects and nominate all candidates who are not "interest persons" of the Funds for election to the Board.


The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.


Officers (other than Directors)
-------------------------------

Craig L. Bassett     Treasurer               Since 1984   Second Vice President
03/12/52                                                  and Treasurer,
                                                          Principal Life
                                                          Insurance Company since
                                                          1998. Director -
                                                          Treasury 1996-1998.
                                                          Prior thereto,
                                                          Associate Treasurer.
Michael J. Beer      Executive Vice          Since 1991   Executive Vice
01/09/61             President                            President and Chief
                                                          Operating Officer,
                                                          Princor Financial
                                                          Services Corporation
                                                          and Principal
                                                          Management Corporation
                                                          since 1999. Vice
                                                          President and Chief
                                                          Operating Officer,
                                                          1998-1999. Prior
                                                          thereto, Vice President
                                                          and Financial Officer.
Jill R. Brown        Vice President          Since 2003   Vice President and
08/17/67             Chief Financial                      Chief Financial
                     Officer                              Officer, Princor since
                                                          2003. Assistant
                                                          Financial Controller
                                                          Principal Financial
                                                          Group, 1999-2003. Prior
                                                          thereto, Senior
                                                          Accounting Leader
                                                          Principal Financial
                                                          Group.
Arthur S. Filean     Senior Vice President   Since 1976   Senior Vice President,
11/04/38             and Secretary                        Princor and Principal
                                                          Management Corporation,
                                                          since 2000. Vice
                                                          President, Princor,
                                                          1990-2000. Vice
                                                          President, Principal
                                                          Management Corporation,
                                                          1996-2000.
Ernest H. Gillum     Vice President          Since 1991   Vice President -
06/01/55             Assistant Secretary                  Product Development,
                                                          Princor and Principal
                                                          Management Corporation,
                                                          since 2000. Vice
                                                          President - Compliance
                                                          and Product
                                                          Development, Princor
                                                          and Principal
                                                          Management Corporation,
                                                          1998-2000. Prior
                                                          thereto, Assistant Vice
                                                          President, Registered
                                                          Products, 1995-1998.
Jane E. Karli        Assistant Treasurer     Since 1996   Assistant Treasurer,
04/01/57                                                  Principal Life
                                                          Insurance Company since
                                                          1998. Prior thereto
                                                          Senior Accounting and
                                                          Custody Administrator.
Patrick A. Kirchner  Assistant Counsel       Since 2002   Counsel, Principal Life
12/11/60                                                  Insurance Company since
                                                          2000. Attorney,
                                                          1999-2000. Prior
                                                          thereto, Attorney,
                                                          MidAmerican Energy
                                                          Company.
Thomas J. Loftus     Assistant Counsel       Since 2002   Counsel, Principal Life
07/03/53                                                  Insurance Company since
                                                          2002. Counsel, Merrill
                                                          Lynch Insurance Group
                                                          2000-2001. Prior
                                                          thereto Counsel, The
                                                          Prudential Insurance
                                                          Company of America.
Sarah J. Pitts       Assistant Counsel       Since 2000   Counsel, Principal Life
12/31/45                                                  Insurance Company since
                                                          1997.
Layne A. Rasmussen   Controller              Since 2000   Controller - Mutual
10/30/58                                                  Funds, Principal
                                                          Management Corporation
                                                          since 1995.
Michael D. Roughton  Counsel                 Since 1990   Vice President and
07/10/51                                                  Senior Securities
                                                          Counsel, Principal Life
                                                          Insurance Company,
                                                          since 1999. Counsel
                                                          1994-1999. Counsel,
                                                          Principal Global
                                                          Investors LLC, Princor
                                                          and Principal
                                                          Management Corporation.
Jean B. Schustek     Assistant Vice          Since 2000   Assistant Vice
02/17/52             President                            President - Registered
                     Assistant Secretary                  Products, Principal
                                                          Management Corporation
                                                          and Princor Financial
                                                          Services Corporation
                                                          since 2000. Prior
                                                          thereto, Compliance
                                                          Officer - Registered
                                                          Products.

The Directors also serve as Directors for each of the 24 investment companies (with a total of 92 portfolios as of March 1, 2004) sponsored by Principal Life Insurance Company ("Principal Life"). Each Director who is also not an "interested person" as defined in the 1940 Act received compensation for service as a member of the Board of all such companies based on a schedule that takes into account an annual retainer amount, the number of meetings attended and the assets of the Fund for which the meetings are held. These fees and expenses are divided among the investment companies based on their relative net assets. During the period ending October 31, 2003, each director who is not an "interested person" received $70,500 from the fund complex.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of December 31, 2003, the Officers and Directors of the Funds as a group owned less than 1% of the outstanding shares of any Class of any of the Funds.


The following tables set forth the aggregate dollar range of mututal funds within the fund complex which are beneficially owned by the Directors. As of December 31, 2003, none of the Directors own any shares of the Principal Investors Fund, Inc. or shares of the Principal Variable Contracts Fund, Inc. (all of which are owned by the Principal Life Insurance Company).

                                     DIRECTORS NOT CONSIDERED TO BE "INTERESTED PERSONS"
                                --------------------------------------------------------------
                                 JAMES D.    PAMELA A.   RICHARD W.   WILLIAM C.    BARBARA A.
 PRINCIPAL MUTUAL FUND            DAVIS      FERGUSON      GILBERT      KIMBALL      LUKAVSKY
 ---------------------            -----      --------      -------      -------      --------
Balanced
Bond
Capital Value
Cash Management
Equity Income
Government Securities Income
Growth
International
International Emerging Markets
International SmallCap
LargeCap Stock Index
Limited Term Bond
MidCap
Partners Blue Chip
Partners Equity Growth
Partners LargeCap Blend
Partners LargeCap Value
Partners MidCap Growth
Partners SmallCap Growth
Real Estate Securities
SmallCap
Tax-Exempt Bond
  TOTAL FUND COMPLEX

                                        DIRECTORS CONSIDERED TO BE "INTERESTED PERSONS"
                                ---------------------------------------------------------------
                                       JOHN E.               RALPH C.             LARRY D.
 PRINCIPAL MUTUAL FUND              ASCHENBRENNER             EUCHER              ZIMPLEMAN
 ---------------------              -------------             ------              ---------
Balanced
Bond
Capital Value
Cash Management
Equity Income
Government Securities Income
Growth
International
International Emerging Markets
International SmallCap
LargeCap Stock Index
Limited Term Bond
MidCap
Partners Blue Chip
Partners Equity Growth
Partners LargeCap Blend
Partners LargeCap Value
Partners MidCap Growth
Partners SmallCap Growth
Real Estate Securities
SmallCap
Tax-Exempt Bond
  TOTAL FUND COMPLEX
A  None
B  $1 - $10,000
C  $10,001 - $50,000
D  $50,001 - $100,000
E  over $100,000

As of XXXXXXX, XXXX, Principal Life Insurance Company, a life insurance company organized in 1879 under the laws of Iowa, its subsidiaries and affiliates owned of record a percentage of the outstanding voting shares of each Fund.

                                           % OF OUTSTANDING
         FUND                                SHARES OWNED
         ----                              ----------------
         Balanced                                  %
         Bond
         Capital Value
         Cash Management
         Government Securities Income
         Growth
         International Emerging Markets
         International
         International SmallCap
         LargeCap Stock Index
         Limited Term Bond
         MidCap
         Partners Blue Chip
         Partners Equity Growth
         Partners LargeCap Blend
         Partners LargeCap Value
         Partners MidCap Growth
         Partners SmallCap Growth
         Real Estate
         SmallCap
         Tax-Exempt Bond
         Utilities


As of XXXXXXXXXX, XXXX, the following shareholders owned 5% or more of the outstanding shares of any Class of the Funds:

                                                              PERCENTAGE
 NAME                               ADDRESS                  OF OWNERSHIP
 ----                               -------                  ------------






INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISORS
The Manager of each of the Funds is Principal Management Corporation, a wholly-owned subsidiary of Princor Financial Services Corporation ("Princor") which is a wholly-owned subsidiary of Principal Financial Services, Inc. The Manager is an affiliate of Principal Life. The address of both Princor and the Manager is the Principal Financial Group, Des Moines, Iowa 50392-2080. The Manager was organized on January 10, 1969, and since that time has managed various mutual funds sponsored by Principal Life.

The Manager has executed agreements with various Sub-Advisors. Under those Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory services for a specific Fund. For these services, each Sub-Advisor is paid a fee by the Manager.


Funds:   Partners LargeCap Value
Sub-Advisor: Alliance Capital Management L.P. ("Alliance") through its Bernstein
         Investment Research and Management unit ("Bernstein"). As of December 31, 2003, Alliance managed $XXX billion in assets. Bernstein is located at 767 Fifth Avenue, New York, NY 10153 and Alliance is located at 1345 Avenue of the Americas, New York, NY 10105.

Funds:   Partners LargeCap Blend
Sub-Advisor: Federated Investment Management Company ("Federated") is a registered investment adviser and a wholly-owned subsidiary of Federated Investors, Inc., which was founded in 1955. Federated is located in the Federated Investors Tower at 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. As of December 31, 2003, Federated managed $X.XX billion in assets.

Funds:   Partners Blue Chip
Sub-Advisor: Goldman Sachs Asset Management, L.P. ("GSAM") is part of the
         Investment Management Division ("IMD") of Goldman, Sachs & Co. GSAM's principal office is located at 32 Old Slip, New York, NY 10005. As of December 31, 2003, GSAM, along with other units of IMD, had assets under management of approximately $XXX billion.

Funds: Balanced, Capital Value, Equity Income, Government Securities Income, Growth, International,
         International Emerging Markets, International SmallCap, LargeCap Stock Index, Limited Term Bond,
         MidCap and SmallCap Funds
Sub-Advisor: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. Assets under management as of December 31, 2003 exceeded $XXX billion. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.

Funds:   Partners Equity Growth
Sub-Advisor: Morgan Stanley Investment Management Inc., which does business in certain instances (including in its role as sub-advisor to Partners Equity Growth) as Morgan Stanley Asset Management ("MSAM"), with principal offices at 1221 Avenue of the Americas, New York, NY 10020, provides a broad range of portfolio management services to customers in the U.S. and abroad. As of December 31, 2003, Morgan Stanley Asset Management, together with its affiliated asset management companies, had approximately $XXX billion in asset under management with approximately $XXX billion in institutional assets.

Funds:   Partners MidCap Growth
Sub-Advisor: Turner Investment Partners, Inc. ("Turner") was founded in 1990.
         Its address is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312. As of December 31, 2003, Turner had discretionary management authority with respect to approximately $XX billion in assets.

Funds:   Partners SmallCap Growth
Sub-Advisor: UBS Global Asset Management (New York) Inc., a New York corporation located at 51 West 52nd Street, New York, NY 10019 ("UBS Global AM"), is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of December 31, 2003, UBS Global AM managed approximately $XXX billion in assets and the Group managed approximately $XXX billion in assets.

Funds:   Partners Blue Chip
Sub-Advisor: Wellington Management Company, LLP ("Wellington Management") traces its origins to 1928. It is located at 75 State Street, Boston, MA 02109. As of December 31, 2003, Wellington Management managed approximately $XXX billion in assets.

Each of the persons affiliated with the Funds who is also an affiliated person of the Manager or Principal is named below, together with the capacities in which such person is affiliated:

 NAME                    OFFICE HELD WITH EACH FUND                       OFFICE HELD WITH THE MANAGER/PRINCIPAL
 ----                    --------------------------                       --------------------------------------
 John E. Aschenbrenner   Director                                         Director (Manager)
 Craig L. Bassett        Treasurer                                        Treasurer (Manager)
 Michael J. Beer         Executive Vice President and Principal           Executive Vice President and Chief Operating Officer
                         Accounting Officer                                (Manager)
 Ralph C. Eucher         Director and President                           Director and President (Manager)
 Arthur S. Filean        Senior Vice President and Secretary              Senior Vice President (Manager)
 Ernest H. Gillum        Vice President and Assistant Secretary           Vice President (Manager)
 Layne A. Rasmussen      Controller                                       Controller - Mutual Funds (Manager)
 Michael D. Roughton     Counsel                                          Counsel (Manager; Principal)
                         Assistant Vice President and Assistant
 Jean B. Schustek        Secretary                                        Assistant Vice President - Registered Products (Manager)
 Larry D. Zimpleman      Director and Chairman of the Board               Director and Chairman of the Board (Manager)


CODES OF ETHICS
The Funds, the Manager, each of the Sub-Advisors and Princor (as principal underwriter of the Funds) have adopted Codes of Ethics ("Codes") under Rule 17j-1 of the 1940 Act. These Codes are designed to prevent persons with access to information regarding the portfolio trading activity of a Fund from using that information for their personal benefit. In certain circumstances, personal securities trading is permitted in accordance with procedures established by the Codes. The Boards of Directors of the Manager, the Funds, Princor and each of the Sub-Advisors periodically review their respective Codes. The Codes are on file with, and available from, the SEC.

MANAGEMENT SERVICES
Management Agreement
--------------------
For providing the investment advisory services, and specified other services, the Manager, under the terms of the Management Agreement for each Fund, is entitled to receive a fee computed and accrued daily and payable monthly, at the following annual rates:

                                              NET ASSET VALUE OF FUND
                        -------------------------------------------------------------------
                            FIRST          NEXT          NEXT          NEXT
 FUND                    $250 MILLION  $250 MILLION  $250 MILLION  $250 MILLION   THEREAFTER
 ----                   -------------  ------------  ------------  ------------   ----------
 Capital Value, Growth
 and
 Partners Blue Chip         0.60%         0.55%         0.50%         0.45%         0.40%
 Partners Equity
 Growth, Partners
 LargeCap Blend and
 Partners LargeCap
 Value                      0.75          0.70          0.65          0.60          0.55
 International              0.85          0.80          0.75          0.70          0.65
 Partners SmallCap
 Growth                     0.90          0.85          0.80          0.75          0.70

                            FIRST          NEXT          NEXT          NEXT           OVER
 FUND                    $100 MILLION  $100 MILLION  $100 MILLION  $100 MILLION   $400 MILLION
 ----                   -------------  ------------  ------------  ------------   ------------
 Balanced and Equity
 Income                     0.60%         0.55%         0.50%         0.45%          0.40%
 International
 Emerging Markets           1.25          1.20          1.15          1.10           1.05
 International
 SmallCap                   1.20          1.15          1.10          1.05           1.00
 MidCap                     0.65          0.60          0.55          0.50           0.45
 Real Estate
 Securities                 0.90          0.85          0.80          0.75           0.70
 SmallCap                   0.85          0.80          0.75          0.70           0.65
 All Other Funds            0.50          0.45          0.40          0.35           0.30

 FUND                   OVERALL FEE
 ----                   -----------
 LargeCap Stock Index      0.35%
 Partners LargeCap
 Growth                    0.90
 Partners MidCap
 Growth                    0.90





There is no assurance that the net assets of any Fund will reach sufficient amounts to be able to take advantage of the rate decreases. The net assets of each Fund and the rate of the fee for each Fund for investment management services as provided in the Management Agreement were as follows:

                                                          MANAGEMENT FEE
                                  NET ASSETS AS OF   FOR FISCAL PERIODS ENDED
 FUND                             OCTOBER 31, 2003       OCTOBER 31, 2003
 ----                             ----------------       ----------------
 Balanced                            97,603,284                  %
 Bond                               218,854,134
 Capital Value                      355,501,239
 Cash Management                    353,987,276
 Equity Income (fka Utilities)       70,477,932
 Government Securities Income       366,764,262
 Growth                             310,282,076
 International Emerging Markets      34,618,573                  *
 International                      228,502,563
 International SmallCap              45,838,789
 LargeCap Stock Index                51,387,485                  *
 Limited Term Bond                  114,347,008
 MidCap                             466,825,336
 Partners Blue Chip                 147,163,551
 Partners Equity Growth              57,910,213
 Partners LargeCap Blend             47,856,685                  *
 Partners LargeCap Value             47,494,492                  *
 Partners MidCap Growth              30,734,289                  *
 Partners SmallCap Growth            14,509,900                  *
 Real Estate Securities (fka
 Real Estate)                        61,363,843
 SmallCap                            95,707,125
 Tax-Exempt Bond                    191,632,665
 *  Before Waiver

For the periods ended October 31, the Manager paid a portion of the operating expenses of the following Funds:

 FUND                                  2003            2002           2001
 ----                                  ----            ----           ----
 Balanced                                              2,808
 Bond                                                  2,413
 Capital Value                                         2,490
 Cash Management                          988          6,979          6,871
 Equity Income (fka Utilities)                         2,248
 Government Securities Income                            812
 Growth                                                3,483
 International Emerging Markets        30,647         77,424         57,001
 International                                         4,340
 International SmallCap                                2,220
 LargeCap Stock Index                 159,636        157,518        183,449
 Limited Term Bond                                     2,117
 MidCap                                                4,318
 Partners Blue Chip                                    3,984
 Partners Equity Growth               45,462/(1)/      4,975
 Partners LargeCap Blend               12,991         15,837         21,327
 Partners LargeCap Value                               7,821          9,235
 Partners MidCap Growth                73,642        109,810        148,933
 Partners SmallCap Growth              81,952         78,312         49,640
 Real Estate Securities (fka Real
 Estate)                                               2,028
 SmallCap                                              2,074
 Tax-Exempt Bond                                       3,915
/(1)/Period from March 1, 2003, through October 31, 2003.

The Manager pays for office space, facilities and simple business equipment and the costs of keeping the books of the Fund. The Manager also compensates all personnel who are officers and directors, if such officers and directors are also affiliated with the Manager.


Each Fund pays all its other corporate expenses incurred in the operation of the Fund and the continuous public offering of its shares, but not selling expenses. Among other expenses, the Fund pays its taxes (if any), brokerage commissions on portfolio transactions, interest, the cost of stock issue and transfer and dividend disbursement, administration of shareholder accounts, custodial fees, expenses of registering and qualifying shares for sale after the initial registration, auditing and legal expenses, fees and expenses of unaffiliated directors, and costs of shareholder meetings. The Manager pays most of these expenses in the first instance, and is reimbursed for them by the Fund as provided in the Management Agreement. The Manager also is responsible for the performance of certain of the functions described above, such as transfer and dividend disbursement and administration of shareholder accounts, the cost of which the Manager is reimbursed by the Fund.


Fees paid for investment management services during the periods indicated were as follows:

                               MANAGEMENT FEES FOR PERIODS ENDED OCTOBER 31,
 FUND                              2003           2002            2001
 ----                              ----           ----            ----
 Balanced                       $  550,716     $  647,982      $  749,308
 Bond                            1,047,637        930,981         842,753
 Capital Value                   2,100,086      2,500,566       2,856,379
 Cash Management                 1,603,203      1,805,341       1,777,522
 Equity Income (fka
 Utilities)                        412,976        493,945         723,616
 Government Securities Income    1,652,300      1,412,121       1,244,458
 Growth                          1,686,714      2,096,470       2,881,203
 International Emerging
 Markets                           328,625        330,610         327,219
 International                   1,853,833      2,249,755       2,885,632
 International SmallCap            441,388        506,946         599,154
 LargeCap Stock Index              150,947        145,074         130,043
 Limited Term Bond                 512,518        341,185         204,517
 MidCap                          2,319,894      2,445,932       2,573,181
 Partners Blue Chip                803,017      1,018,400       1,379,123
 Partners Equity Growth            384,526        454,609         527,863
 Partners LargeCap Blend           260,151        145,119         48,488/(//1//)/
 Partners LargeCap Value           274,067        174,227         50,583/(//1//)/
 Partners MidCap Growth            188,481        176,395         174,986
 Partners SmallCap Growth           79,846         65,332         43,266/(//1//)/
 Real Estate Securities (fka
 Real Estate)                      417,290        300,692         208,241
 SmallCap                          663,613        784,373         837,823
 Tax-Exempt Bond                   921,819        848,485         824,649

 /(//1//) /Period from December 22, 2000 (date shares first offered) through
  October 31, 2001.

The Manager has agreed to limit the expenses paid by the following Funds and, if necessary, pay expenses normally payable by each of the listed Funds through the period ending February 29, 2004. The expense limit will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to a Class on an annualized basis) not to exceed the following percentages:

 FUND                                                  CLASS A      CLASS B
 ----                                                  -------      -------
 Capital Value                                           1.03          N/A
 International                                           1.63          N/A
 International Emerging Markets                          2.75         3.50
 LargeCap Stock Index                                    0.90         1.25
 Partners Equity Growth                                  1.75         2.50
 Partners LargeCap Blend                                 1.75         2.50
 Partners LargeCap Value                                 1.75         2.50
 Partners MidCap Growth                                  1.95         2.70
 Partners SmallCap Growth                                1.95         2.70



The expense limits in place through the period ended February 28, 2003 maintained operating expenses (expressed as a percentage of average net assets attributable to a Class on an annualized basis) which did not to exceed the following percentages

 FUND                                                  CLASS A      CLASS B
 ----                                                  -------      -------
 International Emerging Markets                          2.50         3.25
 LargeCap Stock Index                                    0.90         1.25
 Partners LargeCap Blend                                 1.95         2.70
 Partners LargeCap Value                                 1.95         2.70
 Partners MidCap Growth                                  1.95         2.70
 Partners SmallCap Growth                                1.95         2.70

:


Costs reimbursed to the Manager during the periods indicated for providing other services pursuant to the Management Agreement were as follows:

                                 REIMBURSEMENT BY FUND OF CERTAIN COSTS FOR
                                          PERIODS ENDED OCTOBER 31,
 FUND                               2003          2002            2001
 ----                               ----          ----            ----
 Balanced                          477,199     $  571,224      $  600,688
 Bond                              675,704        589,619         492,092
 Capital Value                     966,559      1,138,775       1,188,701
 Cash Management                 1,049,195      1,167,557         984,261
 Equity Income (fka Utilities)     389,344        467,538         525,931
 Government Securities Income      878,978        698,362         533,658
 Growth                          1,576,631      1,968,285       2,343,489
 International Emerging
 Markets                           183,057        189,958         206,759
 International                     972,215      1,110,866       1,194,185
 International SmallCap            328,287        364,287         457,773
 LargeCap Stock Index              255,607        245,355         276,355
 Limited Term Bond                 225,520        152,809         112,073
 MidCap                          1,583,972      1,801,131       1,660,621
 Partners Blue Chip                882,280      1,123,685       1,446,495
 Partners Equity Growth            435,184        520,396         532,685
 Partners LargeCap Blend           223,946        131,384         59,330/(//1//)/
 Partners LargeCap Value           224,463        162,160         54,646/(//1//)/
 Partners MidCap Growth            195,637        193,183         210,425
 Partners SmallCap Growth          108,217         85,601         56,185/(//1//)/
 Real Estate Securities (fka
 Real Estate)                      257,549        163,852         142,057
 SmallCap                          597,070        687,612         710,925
 Tax-Exempt Bond                   162,366        124,021         120,162

 /(//1//) /Period from December 22, 2000 (date shares first offered) through
  October 31, 2001.

Sub-Advisory Agreement
----------------------
For providing the investment advisory services, and specified other services, the Sub-Advisor, under the terms of the Sub-Advisory Agreement for the Fund, is entitled to receive a fee computed and accrued daily and payable monthly, at the following annual rates:

                                                                     NET ASSET VALUE OF FUND
                                                   FIRST                NEXT               OVER
 FUND                                           $500 MILLION        $1.0 BILLION       $1.5 BILLION
 ----                                           ------------        ------------       ------------
 Partners Blue Chip (GSAM)                   0.15%                0.12%              0.10%
                                                   FIRST                OVER
 FUND                                           $500 MILLION        $500 MILLION
 ----                                          -------------        ------------
 Partners Blue Chip (Wellington Management)                0.25%              0.20%

                            FIRST          NEXT          OVER
 FUND                    $200 MILLION  $100 MILLION  $300 MILLION
 ----                   -------------  ------------  ------------
 Partners Equity
 Growth                     0.30%         0.25%         0.20%

                           FIRST          NEXT          NEXT          OVER
 FUND                    $75 MILLION  $200 MILLION  $250 MILLION  $525 MILLION
 ----                   ------------  ------------  ------------  ------------
 Partners LargeCap
 Blend                     0.35%         0.25%         0.20%         0.15%

                            FIRST          NEXT
 FUND                    $100 MILLION  $100 MILLION  THEREAFTER
 ----                   -------------  ------------  ----------
 Partners SmallCap
 Blend                      0.50%         0.45%        0.40%

                                 FIRST                    NEXT
 FUND                          $50 MILLION            $250 MILLION            THEREAFTER
 ----                         ------------            ------------            ----------
 Partners SmallCap
 Growth                          0.60%                   0.55%                  0.45%
  In calculating the fee, other asset pools UBS Global AM managed for the Principal Financial Group that have the same investment objective as the Partners SmallCap Growth Fund are aggregated to determine the average net asset amount to which the fee applies.

                                       OVERALL FEE
                                       -----------
 Balanced (equity
 securities portion)                     0.0860%
 Balanced (fixed-income
 portion)                                0.1000
 Capital Value                           0.1000
 Equity Income (fka
 Utilities)                              0.0700
 Government Securities
 Income                                  0.1000
 Growth                                  0.0700
 International                           0.1100
 International Emerging
 Markets                                 0.5000
 International SmallCap                  0.5000
 LargeCap Stock Index                    0.0150
 Limited Term Bond                       0.1000
 MidCap                                  0.1000
 Partners Blue Chip                      0.0700
 Partners MidCap Growth                  0.5000
 SmallCap                                0.2500

                                                            NET ASSET VALUE OF FUND
                          -------------------------------------------------------------------------------------------
                             FIRST         NEXT         NEXT         NEXT         NEXT         NEXT           NEXT
 FUND                      $10 MILLION  $15 MILLION  $25 MILLION  $50 MILLION  $50 MILLION  $50 MILLION   $200 MILLION
 ----                     ------------  -----------  -----------  -----------  -----------  -----------   ------------
 Partners LargeCap Value     0.60%         0.50%        0.40%        0.30%        0.25%       0.225%         0.20%

Fees paid to each Sub-Advisor for the periods indicated were as follows:

                             SUB-ADVISOR FEES FOR PERIODS ENDED OCTOBER 31,
 FUND                            2003             2002              2001
 ----                            ----             ----              ----
 Balanced                                       $ 97,469          $115,460
 Capital Value                                   416,669           356,672
 Equity Income (fka
 Utilities)                                       58,924            96,019
 Government Securities                           294,061           163,270
 Growth                                          254,687           367,790
 International Emerging
 Markets                                         137,419           162,939
 International                                   298,657           381,504
 International SmallCap                          221,293           297,863
 LargeCap Stock Index                              7,086            11,564
 Limited Term Bond                                66,647            53,462
 MidCap                                          434,173           426,923
 Partners Blue Chip                              121,332           168,487
 Partners Equity Growth                          181,744           211,106
 Partners LargeCap Blend                          67,838            22,737
 Parners LargeCap Value                          124,898            34,995
 Partners MidCap Growth                           97,988            96,832
 Partners SmallCap Growth                         36,832            24,120
 SmallCap                                        233,161           260,124


As principal underwriter, Princor received underwriting fees from the sale of shares for the periods indicated as follows:

                            UNDERWRITING FEES FOR PERIODS ENDED OCTOBER 31,

 FUND                           2003            2002             2001
 ----                           ----            ----             ----
 Balanced                    $  208,850      $  213,407       $  280,795
 Bond                           619,480         538,131          444,544
 Capital Value                  493,052         440,474          619,689
 Cash Management                 52,367               0           89,121
 Equity Income (fka
 Utilities)                     166,405         173,527          367,170
 Government Securities
 Income                       1,607,846       1,198,668          832,936
 Growth                         723,237         779,817        1,377,495
 International Emerging
 Markets                         76,289          73,397           87,723
 International                  391,041         394,684          658,225
 International SmallCap         149,970         172,259          316,916
 LargeCap Stock Index            77,714          64,272           52,091
 Limited Term Bond              277,840         199,389           82,265
 MidCap                         989,261         921,841        1,063,903
 Partners Blue Chip             362,017         368,797          675,974
 Partners Equity Growth         268,247         314,176          449,470
 Partners LargeCap Blend        347,141         272,873         118,647/(//1//)/
 Partners LargeCap Value        290,684         322,967         103,380/(//1//)/
 Partners MidCap Growth         148,840         149,544          232,843
 Partners SmallCap Growth        92,926          94,738          69,204/(//1//)/
 Real Estate Securities
 (fka Real Estate)              245,797         177,326           74,681
 SmallCap                       298,813         351,980          427,608
 Tax-Exempt Bond                315,981         331,086          259,089


 /(//1//) /Period from December 22, 2000 (date shares first offered) through
  October 31, 2001.

Custodian
---------
The Bank of New York, 100 Church Street, 10th Floor, New York, NY 10286, is the custodian of the portfolio securities and cash assets of the Domestic Growth-Oriented, Income-Oriented and Money Market Funds. The custodian for the International Growth-Oriented Funds is JPMorgan Chase Bank, 4 Chase Metro Tech Center, 18th Floor, Brooklyn, NY 11245. The custodians perform no managerial or policymaking functions for the Funds.

Adoption of Agreements
----------------------
Each Fund has entered into certain agreements that provide for continuation in effect from year to year only so long as such continuation is specifically approved at least annually either by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the applicable Fund, provided that in either event such continuation shall be approved by vote of a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Manager, Principal Life Insurance Company or its subsidiaries or the Fund, cast in person at a meeting called for the purpose of voting on such approval. The Agreements may be terminated at any time on 60 days written notice to the Manager or applicable Sub-Advisor either by vote of the Board of Directors of the applicable Fund or by a vote of a majority of the outstanding securities of the Fund and by the Manager, the respective sub-advisor, if any, or Principal Life Insurance Company, as the case may be, on 60 days written notice to the Fund. The Agreements will automatically terminate in the event of their assignment.

Shareholders approved the Management Agreement as follows: Growth - November 9, 1999; LargeCap Stock Index - February 25, 2000; MidCap - December 10, 1999; Partners Equity Growth - November 1, 1999; Partners LargeCap Blend - December 22, 2000; Partners LargeCap Value - December 22, 2000; Partners MidCap Growth - February 25, 2000 and Partners SmallCap Growth - December 22, 2000. The Management Agreement for the other Funds was last approved by shareholders of the applicable Fund on November 2, 1999.


Shareholders approved the Sub-Advisory Agreements for the Partners Blue Chip Fund on November 20, 2002.


The Management Agreement, Investment Service Agreement, if any, and Sub-Advisory Agreement, if any, for each Fund were last approved by the Board of Directors for that Fund on September 8, 2003. The objective of the annual review of each of these contracts by the Board of Directors is to determine whether, in light of all pertinent factors, the Directors, and specifically the Directors who are not "interested persons", are satisfied in the aggregate with the services provided by the Manager and each Sub-Advisor or other party, and whether the Directors believe it is in the best interests of the Fund's shareholders to continue receiving such services. The Directors concluded that the fees paid by each Fund to the Manager and each Sub-Advisor or other party, reflected a reasonable relationship to the services rendered and would have been the product of arm's length bargaining. The Directors also concluded that it was in the best interests of each Fund's shareholders to continue to receive such services. The Directors reached this conclusion based upon a review of all pertinent factors including, but not limited to, each Fund's management fees and operating expenses relative to a peer group consisting of unaffiliated mutual funds; a review of all non-investment services such as transfer agency services and shareholder administrative services provided by to the Funds by the Manager at cost, Fund corporate accounting and general administration services provided at cost by the Manager and regulatory services (including initial and all subsequent regulatory filings with federal and state regulators, such as registration statements, proxy filings and state mandated filings), also provided at cost to the Funds by the Manager; review of the investment advisory services provided by the Manager and Sub-Advisor to each Fund; investment performance, investment strategy and the quality of services provided; the financial and managerial strength of the Manager and Sub-Advisor, including their affiliation with substantial financial services companies; the Manager's sub-advisor selection and monitoring process; and the soft dollar arrangements by which brokers provide research to the Manager and Sub-Advisors for some of the Funds in return for brokerage allocation. Based upon their review, the Directors determined that each Fund was paying a competitive fee for the services provided by the Manager and Sub-Advisors and that the Manager and Sub-Advisors were doing an appropriate job of fulfilling their contractual obligations for each Fund.


The sub-advisory agreement for the Principal Partners LargeCap Blend Fund was again reviewed and approved by the Fund's Board on December 15, 2003. The only change to the agreement resulted from internal reorganization of the sub-advisory firm.


BROKERAGE ALLOCATION AND OTHER PRACTICES


BROKERAGE ON PURCHASES AND SALES OF SECURITIES
In distributing brokerage business arising out of the placement of orders for the purchase and sale of securities for any Fund, the objective of the Fund's Manager or Sub-Advisor is to obtain the best overall terms. In pursuing this objective, the Manager or Sub-Advisor considers all matters it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and executing capability of the broker or dealer, confidentiality, including trade anonymity, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). This may mean in some instances that the Manager or Sub-Advisor will pay a broker commissions that are in excess of the amount of commissions another broker might have charged for executing the same transaction when the Manager or Sub-Advisor believes that such commissions are reasonable in light of a) the size and difficulty of the transaction b) the quality of the execution provided and c) the level of commissions paid relative to commissions paid by other institutional investors. (Such factors are viewed both in terms of that particular transaction and in terms of all transactions that broker executes for accounts over which the Manager or Sub-Advisor exercises investment discretion. The Manager or Sub-Advisor may purchase securities in the over-the-counter market, utilizing the services of principal market makers unless better terms can be obtained by purchases through brokers or dealers, and may purchase securities listed on the NYSE from non-Exchange members in transactions off the Exchange.)

The Manager or Sub-Advisor may give consideration in the allocation of business to services performed by a broker (e.g., the furnishing of statistical data and research generally consisting of, but not limited to, information of the following types: analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and performance of client accounts). If any such allocation is made, the primary criteria used will be to obtain the best overall terms for such transactions. The Manager or Sub-Advisor may also pay additional commission amounts for research services. Such statistical data and research information received from brokers or dealers as described above may be useful in varying degrees and the Manager or Sub-Advisor may use it in servicing some or all of the accounts it manages. However, in the opinion of the Manager or Sub-Advisor, the value thereof is not determinable and it is not expected that the expenses will be significantly reduced since the receipt of such statistical data and research information is only supplementary to the research efforts of Manager or Sub-Advisor. The Manager or Sub-Advisor allocated portfolio transactions for the Funds indicated in the following table to certain brokers during the most recent fiscal year due to research services provided by such brokers. The table also indicates the commissions paid to such brokers as a result of these portfolio transactions.

   FUND                                       COMMISSIONS PAID
   ----                                       ----------------
   Balanced
   Capital Value
   Equity Income (fka Utilities)
   Growth
   International Emerging Markets
   International
   International SmallCap
   MidCap
   Partners Blue Chip
   Partners Equity Growth
   Partners LargeCap Blend
   Partners MidCap Growth
   Partners SmallCap Growth
   Real Estate Securities (fka Real Estate)
   SmallCap



Subject to the rules promulgated by the SEC, as well as other regulatory requirements, the Board has approved procedures whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of a Sub-Advisor, or the Manager, participates. These procedures prohibit a Fund from directly or indirectly benefiting a Sub-Advisor affiliate or a Manager affiliate in connection with such underwritings. In addition, for underwritings where a Sub-Advisor affiliate or a Manager participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings. The Manager or Sub-Advisor shall determine the amounts and proportions of orders allocated to the Sub-Advisor or affiliate. The Directors of each Fund will receive quarterly reports on these transactions.


Purchases and sales of debt securities and money market instruments usually are principal transactions; portfolio securities are normally purchased directly from the issuer or from an underwriter or marketmakers for the securities. Such transactions are usually conducted on a net basis with the Fund paying no brokerage commissions. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and the purchases from dealers serving as marketmakers include the spread between the bid and asked prices.

The Board has approved procedures whereby a Fund may participate in a commission recapture program. Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to a Fund. If provides a way to gain control over the commission expenses incurred by a Fund's Manager and/or Sub-Advisor, which can be significant over tie and thereby reduces expenses, improves cash flow and conserves assets. A Fund can derive commission recapture dollars from both equity trading commissions and fixed-income (commission equivalent) spreads. The Fundsparticipate in a program through a relationship with Frank Russell Securities, Inc.om time to time, the Board reviews whether participation in the recapture program is in the best interest of the Funds.


The following table shows the brokerage commissions paid during the periods indicated. In each year, 100% of the commissions paid by each Fund went to broker-dealers that provided research, statistical or other factual information.

                                       TOTAL BROKERAGE COMMISSIONS PAID
                                         FOR PERIODS ENDED OCTOBER 31
                                         ----------------------------
 FUND                                 2003          2002           2001
 ----                                 ----          ----           ----
 Balanced                          $  269,218    $  195,272     $  120,853
 Capital Value                      1,888,537     1,792,428      1,434,858
 Equity Income (fka Utilities)         29,623       214,042        199,946
 Growth                               371,069       308,446        321,619
 International Emerging Markets       230,562       318,555        200,027
 International                      1,132,838       973,628      1,402,037
 International SmallCap               266,382       178,158        418,584
 LargeCap Stock Index                  12,291        10,106         16,653
 MidCap                               692,451       910,485        545,300
 Partners Blue Chip                   145,359       337,975        345,625
 Partners Equity Growth               192,447       229,237        119,386
 Partners LargeCap Blend               45,457        34,193        12,626/(//1//)/
 Partners LargeCap Value               51,002        47,742        28,297/(//1//)/
 Partners MidCap Growth               163,804       118,070        168,336
 Partners SmallCap Growth              18,586        90,539         9,322/(//1//)/
 Real Estate Securities (fka
 Real Estate)                         103,784       101,804         71,887
 SmallCap                             641,716       781,537        290,269


 /(1)/ Period from December 22, 2000 (date shares first offered) through October
  31, 2001.

Certain broker-dealers are considered to be affiliates of the Funds.

.. Archipelago Securities, LLC, Goldman Sachs Asset Management, Soundview
  Technology Group, Inc. and Spear, Leeds & Kellog, L.P. are affiliates of Goldman Sachs & Co. Goldman Sachs Asset Management serves as sub-advisor for the Partners Blue Chip Fund and two portfolios in Principal Investors Fund.
.. Chase Securities, J.P. Morgan/Chase, J.P.Morgan Investment Management Inc. and
  Robert Fleming, Inc. are affiliates of J.P.Morgan Securities, serves as sub-advisor for an account of Principal Variable Contracts Fund and a portfolio of Principal Investors Fund.Lehman Brothers, Inc. and Neuberger Berman Management, Inc. affiliates of Neuberger Berman LLC which serves as a sub-advisor for an account of Principal Variable Contracts Fund, Inc. and a portfolio of Principal Investors Fund.

.. Morgan Stanley DW, Inc. is affiliated with Morgan Stanley Asset Management, serves as sub-advisor to two accounts of the Principal Variable Contracts Fund, one portfolio in the Principal Investors Fund, Inc. and the Partners Equity Growth Fund.

.. Advest, Inc., Autranet, Inc. and Sanford C. Bernstein & Co., LLC are affiliates of Alliance Capital Management L.P., which through its Bernstein Investment Research & Management Unit sub-advises an account of the Principal Variable Contracts Fund, a portfolio in the Principal Investors Fund, Inc. and the Partners LargeCap Value Fund. Alliance serves as sub-advisor for a portfolio in Principal Investors Fund.

.. UBS PaineWebber and UBS Warburg are affliates of UBS Global AM which serves as sub-advisor to one account each of Principal Variable Contracts Fund and Principal Investors Fund and the Partners SmallCap Growth Fund.

Brokerage commissions paid to affiliates during the periods ending October 31 were as follows:

                                       COMMISSIONS PAID TO ADVEST, INC.
                        TOTAL DOLLAR   --AS PERCENT OF------PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners Equity
 Growth
 2003                         110             0.06                     0.05
 Partners MidCap
 Growth
 2003                       1,360             0.83                     0.48


                               COMMISSIONS PAID TO ARCHIPELAGO SECURITIES, LLC
                        TOTAL DOLLAR-----AS PERCENT OF------PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners Blue Chip
 2003                        215              0.15                     0.28
 Partners MidCap
 Growth
 2003                        327              0.20                     0.81


                                      COMMISSIONS PAID TO AUTRANET, INC.
                        TOTAL DOLLAR  ---AS PERCENT OF------PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners MidCap
 Growth
 2001                        520              0.31                     0.43


                                     COMMISSIONS PAID TO CHASE SECURITIES
                                     ------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners Equity
 Growth
 2002                        108              0.05                     0.06



                                   COMMISSIONS PAID TO GOLDMAN SACHS & CO.
                                   ---------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Balanced
 2003                       12,665            4.70                      3.74
 2002                        7,008            3.59                      2.86
 2001                        8,411            6.96                      6.21
 2000                        1,750            1.67                      1.15
 1999                        1,725            3.39                      1.94
 Capital Value
 2003                       85,573            4.53                      4.22
 2002                      103,002            5.75                      5.32
 2001                       61,040            4.25                      4.15
 2000                       59,187            4.71                      5.22
 1999                       87,440           12.58                     10.41
 Equity Income (fka
 Utilities)
 2003                       42,369            6.60                      6.46
 2002                       10,265            4.80                      2.67
 2001                        7,671            3.84                      3.74
 2000                       24,455            8.25                      5.25
 Growth
 2003                       17,382            4.68                      4.23
 2002                        4,914            1.59                      1.70
 2001                        4,195            1.30                      2.02
 2000                       31,425            2.88                      4.04
 International
 Emerging Markets
 2003                          440            0.19                      0.25
 2002                        6,421            2.02                      2.30
 2001                        8,689            4.34                      4.93
 2000                        3,629            1.35                      2.02
 International
 2003                       75,754            6.69                      6.79
 2002                       54,173            5.56                      5.51
 2001                      132,230            9.43                      9.19
 2000                      140,889            6.48                      6.47
 International
 SmallCap
 2003                        9,898            3.72                      3.47
 2002                        4,398            2.47                      2.61
 2001                        4,760            1.14                      1.28
 2000                       24,468            2.23                      2.48
 LargeCap Stock Index
 2001                           15            0.09                      0.02
 MidCap
 2003                       31,132            4.50                      3.15
 2002                       57,785            6.35                      5.90
 2001                       53,075            9.73                      8.04
 2000                       34,220            3.69                      2.78
 Partners Blue Chip
 2003                        3,270            2.25                      1.86
 2002                        3,078            0.91                      0.72
 2001                       14,982            4.33                      5.08
 2000                       29,860            8.41                      9.40
 1999                        7,735            5.16                      5.25
 Partners Equity
 Growth
 2003                        9,406            4.89                      4.81
 2002                       19,789            8.63                      7.41
 2001                        9,761            8.18                      8.08
 2000                        8,090            8.42                      6.20
 Partners LargeCap
 Blend
 2003                        1,591            3.50                      2.09
 2002                        2,674            7.82                      3.79
 2001                          239            1.90                      0.86
 Partners MidCap
 Growth
 2003                          783            1.54                      1.69
 2002                        4,352            3.69                      2.11
 2001                        5,537            3.29                      3.39
 2000                          351            4.11                      3.67
 Partners SmallCap
 Growth
 2003                       12,577            7.68                      7.80
 2002                        2,956            3.26                      3.03
 2001                          143            1.54                      1.24
 Real Estate
 Securities
 2003                          205            1.10                      0.65
 2002                        3,708            3.64                      2.24
 2000                        1,060            1.90                      1.97
 SmallCap
 2003                        2,572            2.48                      2.34
 2002                       23,143            2.96                      2.34
 2001                       13,574            4.68                      5.41
 2000                        9,145            3.12                      2.81

                                    COMMISSIONS PAID TO J.P. MORGAN/CHASE
                                    -------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners Equity
 Growth
 2002                        54               0.02                     0.05

                                  COMMISSIONS PAID TO J.P. MORGAN SECURITIES
                                  ------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Balanced
 2003                        6,319            2.35                      1.50
 2002                        4,870            2.49                      2.45
 2001                        4,504            3.73                      3.53
 2000                        3,554            3.40                      3.71
 1999                        6,841           13.45                     15.18
 Capital Value
 2003                       52,409            2.78                      1.85
 2002                       69,667            3.89                      3.77
 2001                        3,622            0.25                      0.34
 2000                      109,638            8.72                      9.32
 1999                        9,470            1.36                      1.83
 Equity Income (fka
 Utilities)
 2002                        3,286            1.54                      1.31
 2001                        6,096            3.05                      3.12
 2000                        7,285            2.46                      3.42
 1999                        3,935            4.14                      4.98
 Growth
 2003                        8,949            2.41                      1.49
 2002                        3,221            1.04                      1.17
 2001                        3,835            1.19                      1.24
 2000                       31,186            2.85                      3.11
 1999                       23,170            5.28                      5.47
 International
 Emerging Markets
 2003                       22,629            9.81                      8.00
 2002                       39,655           12.45                      9.53
 2001                       17,229            8.61                      8.24
 2000                       11,278            4.20                      5.96
 1999                        4,492            3.57                      4.82
 International
 2003                       47,012            4.15                      3.48
 2002                       30,805            3.16                      2.27
 2001                       70,680            5.04                      4.69
 2000                       60,333            2.77                      2.69
 1999                       13,911            1.16                      1.22
 International
 SmallCap
 2003                        2,764            1.04                      0.99
 2002                        2,815            1.58                      0.97
 2001                        3,256            0.78                      0.54
 2000                        2,417            0.22                      0.24
 MidCap
 2003                       26,224            3.79                      2.80
 2002                       40,785            4.48                      4.08
 2001                        8,179            1.50                      1.39
 2000                       48,895            5.27                      3.65
 1999                       10,715            2.07                      1.87
 Partners Blue Chip
 2002                        3,957            1.17                      0.72
 2001                        7,228            2.09                      1.40
 2000                        8,160            2.30                      2.80
 1999                        8,485            5.66                      5.82
 Partners Equity
 Growth
 2003                        6,209            3.23                      3.54
 2002                        7,943            3.46                      3.00
 2001                        5,235            4.38                      3.64
 2000                        4,345            4.52                      2.96
 Partners LargeCap
 Blend
 2003                           75            0.16                      0.22
 2002                        1,505            4.40                      2.52
 2001                          336            2.66                      0.93
 Partners MidCap
 Growth
 2003                        2,367            1.44                      1.25
 2002                        4,423            3.75                      2.32
 2001                        5,831            3.20                      2.94
 2000                          128            1.50                      1.48
 Partners SmallCap
 Growth
 2003                           30            0.16                      0.05
 2002                        4,230            4.67                      3.33
 2001                           64            0.69                      0.71
 Real Estate
 Securities
 2003                        2,730            2.63                      1.75
 2002                        4,210            4.14                      2.19
 2001                        5,285            7.35                      6.08
 2000                          799            1.44                      1.26
 1999                        8,845           24.14                     23.03
 SmallCap Fund
 2003                       12,451            1.94                      1.86
 2002                       17,068            2.18                      1.40
 2001                        3,821            1.32                      1.54
 2000                        4,775            1.63                      1.34
 1999                        3,065            1.99                      2.68

                                  COMMISSIONS PAID TO LEHMAN BROTHERS, INC.
                        TOTAL DOLLAR-----AS PERCENT OF------PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Balanced
 2003                       12,984            4.82                      4.88
 Capital Value
 2003                      105,603            5.59                      6.55
 Growth
 2003                       48,319           13.02                     12.03
 International
 Emerging Markets
 2003                          255            0.11                      0.17
 International
 2003                       41,523            3.67                      3.88
 Insternational
 SmallCap
 2003                        4,137            1.55                      1.69
 LargeCap Stock Index
 2003                       10,587           86.14                     67.28
 MidCap
 2003                       53,657            7.75                      6.46
 Partners Blue Chip
 2003                          484            0.33                      0.63
 Partners Equity
 Growth
 2003                       10,142            5.27                      5.33
 Partners LargeCap
 Blend
 2003                        4,343            9.55                     11.79
 Partners LargeCap
 Value
 2003                          153            0.30                      0.07
 Partners MidCap
 Growth
 2003                       11,470            7.00                      6.95
 Partners SmallCap
 Growth
 2003                          260            1.40                      0.87
 Real Estate
 Securities
 2003                       15,356           14.80                     12.00
 SmallCap
 2003                       32,280            5.03                      3.96

\

                                 COMMISSIONS PAID TO MORGAN STANLEY DW, INC.
                                 -------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Balanced
 2003                       18,479            6.86                      6.96
 2002                       55,141           28.24                     30.13
 2001                        5,039            4.17                      4.23
 2000                        4,385            4.19                      4.19
 1999                        2,300            4.52                      4.33
 Capital Value
 2003                      140,761            7.45                      7.27
 2002                      119,251            6.65                      6.52
 2001                       20,056            1.40                      1.60
 2000                       50,528            4.02                      4.41
 1999                       12,575            1.81                      2.48
 Equity Income (fka
 Utilities)
 2002                        5,720            2.67                      1.58
 2001                        7,100            3.55                      3.73
 2000                       22,038            7.43                      6.22
 1999                          340            0.36                      0.49
 Growth
 2003                       22,481            6.06                      8.62
 2002                       12,513            4.06                      3.41
 2001                        3,065            0.95                      2.03
 2000                       20,658            1.89                      1.90
 1999                       12,338            2.81                      3.90
 International
 Emerging Markets
 2003                       28,775           12.48                     15.68
 2002                       43,482           13.65                     15.50
 2001                        1,439            0.72                      0.89
 2000                        6,587            2.45                      3.52
 1999                        2,570            2.04                      2.76
 International
 2003                      104,516            9.23                      9.41
 2002                       95,617            9.82                      9.60
 2001                        3,213            0.23                      0.36
 2000                      190,736            8.77                     10.48
 1999                      128,900           10.73                     11.76
 International
 SmallCap
 2003                       15,915            5.97                      5.31
 2002                        4,210            2.36                      2.48
 2001                          785            0.15                      0.23
 2000                       28,073            2.56                      3.57
 1999                       18,755            6.12                      8.26
 LargeCap Stock Index
 2003                           69            0.57                      1.12
 2001                           55            0.33                      0.07
 MidCap
 2003                       15,778            2.28                      6.16
 2002                       39,523            4.34                      8.55
 2001                       19,511            3.58                      3.58
 2000                       40,914            4.41                      3.96
 1999                       21,551            4.17                      5.00
 Partners Blue Chip
 2003                        3,454            2.38                      4.77
 2002                       30,599            9.05                      9.43
 2001                       14,705            4.25                      4.25
 2000                       31,036            8.75                      7.97
 1999                       13,950            9.30                     11.72
 Partners Equity
 Growth
 2003                          238            0.12                      0.14
 2002                        5,519            2.41                      3.24
 2001                        1,738            1.46                      1.75
 2000                        8,365            8.71                      9.67
 Partners LargeCap
 Blend
 2003                        2,801            6.16                      5.42
 2002                        1,772            5.18                      4.59
 2001                        1,663           16.83                     11.57
 2000                       24,455            8.25                      5.25
 Partners LargeCap
 Growth
 2001                          785            4.41                      3.16
 2000                          280            2.97                      1.53
 Partners LargeCap
 Value
 2003                          435            0.85                      0.46
 Partners MidCap
 Growth
 2003                        7,621            4.65                      4.52
 2002                        3,132            2.65                      2.10
 2001                       14,102            8.38                      7.45
 2000                          127            1.49                      1.49
 Partners SmallCap
 Growth
 2003                          614            3.30                      1.80
 2002                        2,739            3.03                      2.70
 2001                          282            3.03                      3.05
 Real Estate
 Securities
 2003                        3,150            3.04                      4.30
 2002                        6,715            6.60                      4.24
 2001                        4.870            6.77                      7.46
 2000                        3,255            5.84                      6.34
 1999                        1,600            4.37                      4.10
 SmallCap
 2003                       41,291            6.43                      6.73
 2002                      188,377           24.10                     30.32
 2001                        7,322            2.52                      2.35
 2000                        4,000            1.36                      1.50
 1999                          795            0.52                      0.81

                                  COMMISSIONS PAID TO NEUBERGER BERMAN, LLC
                                  -----------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners Equity
 Growth
 2003                        315              0.16                     0.18
 2002                        950              0.41                     0.60
 2000                        365              0.38                     0.29



                                   COMMISSIONS PAID TO ROBERT FLEMING INC.
                                   ---------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Balanced
 2001                         255             0.21                     0.07
 International
 Emerging Markets
 2001                      18,141             9.07                     7.11
 International
 2001                      26,297             1.88                     1.15
 International
 SmallCap
 2001                       6,822             1.63                     1.23

                             COMMISSIONS PAID TO SANFORD C. BERNSTEIN & CO., LLC
                        TOTAL DOLLAR-----AS PERCENT OF------PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Balanced
 2003                       6,969              2.59                     2.02
 2002                       8,883              4.55                     5.30
 2001                      28,556             23.63                    25.50
 Capital Value
 2003                      91,951              4.87                     4.37
 2002                      54,883              3.06                     2.47
 2001                       5,355              0.37                     0.40
 Equity Income (fka
 Utilities)
 2001                       2,560              1.28                     1.55
 Growth
 2003                       8,725              2.35                     1.82
 2002                       3,745              1.21                     1.64
 2001                      19,890              6.18                     7.47
 International
 Emerging Markets
 2003                         240              0.10                     0.14
 2002                         195              0.06                     0.07
 2001                         195              0.10                     0.11
 International
 2002                       7,974              0.82                     0.89
 MidCap
 2003                      21,198              3.06                     4.06
 2002                      47,856              5.26                     6.19
 2001                      20,791              3.81                     4.34
 Partners Blue Chip
 2003                         490              0.34                     0.23
 2002                          46              0.01                     0.00
 2001                      21,907              6.34                     8.27
 Partners Equity
 Growth
 2003                       3,828              1.99                     2.13
 2002                       6,403              2.79                     2.97
 2001                       4,444              3.72                     4.00
 Partners LargeCap
 Blend
 2002                          20              0.06                     0.04
 2001                         105              0.83                     0.25
 Partners LargeCap
 Value
 2003                      29,729             58.29                    62.67
 2002                      46,165             96.70                    95.99
 2001                      28,297            100.00                   100.00
 Partners MidCap
 Growth
 2003                         794              0.48                     0.55
 2002                       1,230              1.04                     0.76
 2001                         395              0.23                     0.31
 Partners SmallCap
 Growth
 2003                         310              1.67                     1.83
 2002                         628              0.69                     0.63
 2001                         119              1.28                     0.86
 Real Estate
 Securities
 2003                         665              0.64                     0.60
 2002                       2,100              2.06                     2.38
 SmallCap
 2003                      24,676              3.85                     4.29
 2002                      13,918              1.78                     1.60
 2001                       5,988              2.06                     2.50

                             COMMISSIONS PAID TO SOUNDVIEW TECHNOLOGY GROUP INC.
                        TOTAL DOLLAR-----AS PERCENT OF------PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Equity Income (fka
 Utilities)
 2001                       2,855             1.43                     0.68
 Partners Blue Chip
 2001                         610             0.18                     0.14
 Partners MidCap
 Growth
 2001                       1,311             0.78                     0.80
 SmallCap
 2001                          28             0.01                     0.01


                                  COMMISSIONS PAID TO SPEAR, LEEDS & KELLOG
                        TOTAL DOLLAR-----AS PERCENT OF------PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Partners Blue Chip
 2003                        177              0.12                     0.39
 Partners MidCap
 Growth
 2002                         41              0.03                     0.04
 Partners SmallCap
 Growth
 2002                        875              0.97                     0.95


                             COMMISSIONS PAID TO SPECTRUM ASSET MANAGEMENT, INC.
                        TOTAL DOLLAR-----AS PERCENT OF------PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Equity Income (fka
 Utilities)
 2003                       29,623           100.00                   100.00
 2002                      110,145            51.46                    57.79


                                  COMMISSIONS PAID TO UBS PAINEWEBBER, INC.
                                  -----------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 International
 SmallCap
 2003                       1,376             0.52                     0.24
 Partners MidCap
 Growth
 2003                         274             0.17                     0.12


                                     COMMISSIONS PAID TO UBS WARBURG LLC
                        TOTAL DOLLAR ----AS PERCENT OF------PERCENT OF DOLLAR AMOUNT OF
 FUND                      AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 ----                      ------      -----------------    ---------------------------
 Balanced
 2003                       28,808           10.70                     15.09
 2002                        3,745            1.92                      1.89
 Capital Value
 2003                      179,127            9.48                     10.42
 2002                       38,815            2.17                      1.84
 Growth
 2003                       11,278            3.04                      2.59
 2002                       10,397            3.37                      1.81
 International
 Emerging Markets
 2003                       26,875           11.66                     13.80
 2002                       29,981            9.41                      8.06
 International
 2003                      136,492           12.05                     12.79
 2002                       93,699            9.62                     10.12
 International
 SmallCap
 2003                       28,711           10.78                     11.65
 2002                       30,937           17.36                     17.89
 MidCap
 2003                       38,970            5.63                      6.13
 2002                       18,456            2.03                      1.85
 Partners Blue Chip
 2003                        1,450            1.00                      0.48
 2002                        4,007            1.19                      1.12
 Partners Equity
 Growth
 2003                       14,627            7.60                      7.15
 2002                       12,622            5.51                      4.09
 Partners LargeCap
 Blend
 2003                          608            1.34                      0.57
 2002                           50            0.15                      0.17
 Partners MidCap
 Growth
 2003                        2,792            1.70                      1.30
 2002                        3,351            2.84                      1.74
 Partners SmallCap
 Growth
 2003                           45            0.24                      0.10
 2002                        2,302            2.54                      1.98
 Real Estate
 Securities
 2003                        2,215            2.13                      2.14
 2002                        3,591            3.53                      2.84
 SmallCap
 2003                       11,482            1.79                      1.58
 2002                       17,512            2.24                      2.22

ORDER ALLOCATION
The Manager acts as investment advisor for each of the funds sponsored by Principal Life. The Manager or Sub-
Advisor places orders to trade portfolio securities for each of the Funds. The following describes the process used by the Manager or Sub-Advisor in allocating securities among its clients and/or accounts it manages.

Balanced, Bond, Capital Value, Equity Income, Growth, International, International Emerging Markets, International SmallCap, LargeCap Stock Index, MidCap, Real Estate Securities and SmallCap
-----------------------------------------------------------------------------
If, in carrying out the investment objectives of the Funds, occasions arise when purchases or sales of the same equity securities are to be made for two or more of the Funds at the same time (or, in the case of accounts managed by a Sub-Advisor, for two or more Funds and any other accounts managed by the Sub-Advisor), the Manager or Sub-Advisor may submit the orders to purchase or, whenever possible, to sell, to a broker/dealer for execution on an aggregate or "bunched" basis (including orders for accounts in which Registrant, its affiliates and/or its personnel have beneficial interests). The Manager (or, in the case of accounts managed by a Sub-Advisor, the Sub-Advisor) may create several aggregate or "bunched" orders relating to a single security at different times during the same day. On such occasions, the Manager (or, in the case of accounts managed by a Sub-Advisor, the Sub-Advisor) shall compose, before entering an aggregated order, a written Allocation Statement as to how the order will be allocated among the various accounts. Securities purchased or proceeds of sales received on each trading day with respect to each such aggregate or "bunched" order shall be allocated to the various Funds (or, in the case of a Sub-Advisor, the various Funds and other client accounts) whose individual orders for purchase or sale make up the aggregate or "bunched" order by filling each Fund's (or, in the case of a Sub-Advisor, each Fund's or other client account's) order in accordance with the Allocation Statement. If the order is partially filled, it shall be allocated pro-rata based on the Allocation Statement. Securities purchased for funds (or, in the case of a Sub-Advisor, Funds and other client accounts) participating in an aggregate or "bunched" order will be placed into those Funds and, where applicable, other client accounts at a price equal to the average of the prices achieved in the course of filling that aggregate or "bunched" order.

If purchases or sales of the same debt securities are to be made for two or more of the Funds at the same time, the securities will be purchased or sold proportionately in accordance with the amount of such security sought to be purchased or sold at that time for each Fund.

The Manager or Sub-Advisor expects aggregation or "bunching" of orders, on average, to reduce slightly the cost of execution. The Manager or Sub-Advisor will not aggregate a client's order if, in a particular instance, it believes that aggregation will increase the client's cost of execution. In some cases, aggregation or "bunching" of orders may increase the price a client pays or receives for a security or reduce the amount of securities purchased or sold for a client account.


The Manager or Sub-Advisor may enter aggregated orders for shares issued in an initial public offering (IPO). In determining whether to enter an order for an IPO for any client account, the Manager or Sub-Advisor considers the account's investment restrictions, risk profile, asset composition and cash level. Accordingly, it is unlikely that every client account will participate in every available IPO. Partially filled orders for IPOs will be allocated to participating accounts in accordance with the procedures set out above. Often, however, the amount of shares designated by an underwriter for clients of the Manager or Sub-Advisor are insufficient to provide a meaningful allocation to each participating account. In such cases, the Manager or Sub-Advisor will employ an allocation system it feels treats all participating accounts fairly and equitably over time.


Partners Blue Chip
------------------
Wellington Management has developed an allocation policy to assure fair treatment of all clients in situations where two or more clients' Accounts participate simultaneously in a buy or sell program involving the same security. Essentially, this policy is structured on the basis of pro rata allocation per client Account based upon order size as determined by the portfolio manager at the time of order entry: the belief being that in most instances a pro rata allocation will assure fairness. However, the policy recognizes that no rigid formula will always lead to a fair and reasonable result, and that a degree of flexibility to adjust to specific circumstances is necessary. Therefore, under certain circumstances, allocation on a basis other than strictly pro rata or based on order size is permitted if it is believed that such allocation is fair and reasonable. The overriding principle to be followed is to be fair and reasonable to all clients based upon client investment objectives and policies and to avoid the appearance of favoritism or discrimination among clients.

Portfolio managers must specify a specific amount of shares or number of bonds for each identified Account at the time the order is placed. Except as noted, the executed portion of a transaction through a specific broker or dealer on the same trading day, combining two or more Accounts regardless of the portfolio manager involved, will be allocated on a pro rata basis (to the nearest round trading lot). Each Account involved would receive a percentage of the executed portion of the order based upon each Account's percentage of the entire order. This procedure will apply to all Accounts which are participating in the execution under the same trading circumstances (price limits, approximate time of entry, etc.). The allocations will be made at the average execution price calculated to three decimal places, or at prices mathematically closest to the average price. Wellington Management will make every effort to use a single average price in such allocations, and has the responsibility for all necessary documentation. Exceptions to these general policies include changes in the price limits on the part of the portfolio manager and situations where the size of a combined order appears to be unobtainable in relation to current trading activity.


Allocation of private placement securities begins with a determination of which Accounts are permitted to participate based upon regulatory constraints and Account guidelines and restrictions, including liquidity considerations. Thereafter, the principles of the general allocation policy applies to all eligible Accounts for which portfolio managers express an interest.


When there are news events or a sense of urgency to trade, in the interest of fairness and to provide an opportunity for best execution of the entire order, Wellington Management's Trading Desk will make every effort to contact all appropriate managers. Incoming orders are placed on an equal time basis in calculating the pro rata allocations and the average price, provided that the time lapses between contact and order receipt appear reasonable in relation to the decision-making process on the part of the portfolio managers involved.


Direct trading between Accounts is carried out under the provisions of S.E.C. Rule 17(a)-7, which stipulates that the price be equal to the last independent trade on a registered stock exchange or recognized market, and also that the transaction is consistent with the policy of each Account involved. Also, no brokerage commission or other remuneration is to be paid in connection with the transaction, except the customary transfer fees.

If the security is traded over-the-counter, the same procedures will apply except that the price will be determined by the mean between the highest recorded bid and the lowest recorded offering.


Partners Equity Growth
----------------------
Transactions for each portfolio account advised by MSAM generally are completed independently. MSAM, however, may purchase or sell the same securities or instruments for a number of portfolio accounts, including portfolios of its affiliates, simultaneously. These accounts will include pooled vehicles, including partnerships and investment companies for which MSAM and related persons of MSAM act as investment manager and administrator, and in which MSAM, its officers, employees and its related persons have a financial interest, and accounts of pension plans covering employees of MSAM and its affiliates ("Proprietary Accounts"). When possible, orders for the same security are combined or "batched" to facilitate test execution and to reduce brokerage commissions or other costs. MSAM effects batched transactions in a manner designed to ensure that no participating portfolio, including any Proprietary Account, is favored over any other portfolio. Specifically, each portfolio (including the Partners Equity Growth Fund) that participates in a batched transaction will participate at the average share price for all of MSAM's transactions in that security on that business day, with respect to that batched order. Securities purchased or sold in a batched transaction are allocated pro-rata, when possible, to the participating portfolio accounts in proportion to the size of the order placed for each account. MSAM may, however, increase or decrease the amount of securities allocated to each account if necessary to avoid holding odd-lot or small numbers of shares for particular portfolios. Additionally, if MSAM is unable to fully execute a batched transaction and MSAM determines that it would be impractical to allocate a small number of securities among the accounts participating in the transaction on a pro-rata basis, MSAM may allocate such securities in a manner determined in good faith to be a fair allocation.

Partners LargeCap Blend
-----------------------
With respect to IPOs, Federated combines all purchase orders made for each fund for which it serves as advisor and places a single purchase order on such terms and at such time as Federated reasonably expects to maximize the funds' participation in the IPOs. Prior to entering the order, Federated will prepare a record of which funds will participate in the IPO and the amount of securities they have been authorized to purchase. Upon confirmation of the amount of securities received in the IPO, Federated allocates such securities among the participating funds in proportion to their participation in the order and notifies the portfolio manager of each participating fund of that preliminary allocation. The portfolio manager may request the purchase of additional securities up to a specified price, or sell some or all the securities allocated to the fund for which the portfolio manager serves at or above a specified price. The portfolio manager may also withdraw from the IPO if the size of the fund's participation in the order does not justify the administrative and transactional expense of accepting and selling the securities, but withdrawal will be permitted only to the extent that orders from fund's wishing to purchase the IPO securities exceed request to sell such securities.

With respect to transactions among multiple funds authorized to purchase or sell the same equity securities on a securities exchange or in the "over-the-counter" market, Federated will combine all purchase orders and all sell orders and will attempt to sell or purchase sufficient equity securities to fill all outstanding orders. The allocation of equity securities purchased or sold is in proportion to each fund's order. Federated will not change the allocation unless all participating portfolio managers or Federated's Chief Investment Officer authorizes another allocation before the trade tickets are transmitted to the fund's custodian, and any such reallocation is reviewed by Federated's Director of Compliance. If Federated is attempting to fill an order for an equity security and a portfolio manager delivers a new order for the same security during the trading day, the new order will be added to the combined order if there has been no material change in the price of equity security from any trade previously executed that day. If there has been a material change (a change of 2 percent or more) the new order will be added to the unexecuted balance of original orders.


With respect to transactions for fund's with a common portfolio manager, the portfolio manager must balance the competing interests of the funds when allocating securities. Typically, a portfolio manager will place orders for equity securities on behalf of funds with the same investment objectives, strategies and policies in proportion to the market value of their portfolios. However, among funds with different investment objectives, strategies or policies, a portfolio manager may give precedence to the funds for which an equity security is best suited. Factors that a portfolio manager may consider when placing different proportion orders for equity securities on behalf of funds include (but are limited to), with respect to each fund, current cash availability and anticipated cash flows, available alternative investments, current exposure to the issuer, industry or sector, whether the expected effect on strategy or performance would be minimal or whether a proportionate allocation would result in an economic order quantity.


Partners LargeCap Value
-----------------------
In carrying out the investment objectives of the Fund, occasions arise when purchases or sales of the same equity securities are to be made for the Fund and any other account managed by Bernstein. Bernstein's allocation and executions policies are designed to assist it in providing clients with money management on an individual basis. In circumstances where other units of Alliance are placing orders for the same securities as Bernstein, order executions are not coordinated. Prior to determining which accounts should participate in a potential purchase or sale of blocks of securities during a trading day, in addition to prevailing market conditions, Bernstein considers: 1) for purchases:
a) whether the security is appropriate for all accounts or a certain category of accounts; b) whether the security is appropriate for all accounts, though in varying percentages for each account; or c) whether the security is appropriate for a certain category of accounts, and 2) for sales: a) whether the security should not be owned by any of its client accounts; b) whether the security should be owned in lesser percentages for each account or a certain category of accounts; or c) whether Bernstein intends to liquidate a position for tax purposes for those clients requiring a gain or loss. Where Bernstein determines to sell a security regardless of tax considerations, both taxable and tax-exempt accounts are eligible for sale contemporaneously. In those situations where tax gains influence the sale, securities in the tax-exempt accounts will usually be placed for sale first, as additional time is needed to consider the tax implications for each taxable account. Conversely, when tax losses influence the sale, Bernstein may prioritize taxable clients first as the loss has a specific impact in a given year. When orders are generated, the decision as to which accounts should participate, and in what amount, is based on the type of security, the present or desired structure of the portfolio, the nature of the account's goals and tolerance for risk, the tax status, and the permitted investment techniques. As a result, Bernstein may have different price limits at which it would desire to purchase or sell a security for different accounts. Bernstein's portfolio-information system, portfolio reports and quality control reports permit it to consider and weigh these factors as appropriate.

Upon execution of an order, the appropriate amounts and prices are recorded for each account. Bernstein's Trading and Technical Group records the specific accounts that may participate in a proposed execution of U.S. equity orders. The pending orders on these accounts are then used as a basis for the allocations of executed orders. U.S.equity orders for accounts for which Bernstein's affiliated broker-dealer, Sanford C. Bernstein & Co., LLC ("SCB LLC") executes transactions and accounts that utilize other brokers are executed on a proportional basis. Among the accounts that direct brokerage to firms other than SCB LLC, the priority of the orders is generally determined on a random basis. This procedure may vary depending on factors such as purchase or sale opportunities among brokers selected by the clients, the size of the order and timing considerations.


Where SCB LLC executes transactions, at any particular time, all outstanding equity orders for investment management accounts for the same security at the same limit are treated equally. When such executions occur at different prices during the day, participating clients get the average price of all eligible executions in that security during the day. If all the orders for the same security have the same limit, or if all the executions satisfy the most restrictive limit, then all the executions are price-averaged for allocation to the orders. Otherwise, the orders are grouped according to limit. For each group, portions of each execution are chosen such that the average price of executions chosen for each group meets its limit, does not exceed the quantity ordered and comes closer to proportional allocation than any other distribution. If the amount that SCB LLC has been able to execute in the desired price range is not sufficient to fill all the orders, the total amount executed is allocated to the accounts on a mechanical basis as described below.


Accounts are generally divided into two categories: 1) those with equity equal to or greater than $5 million (including relationships with combined equity equal or greater than $5 million), and 2) those with equity less than $5 million. Accounts or account relationships falling into the first category will receive the appropriate partial allocation rounded to the nearest 100 shares if the result of the partial allocation is 1,000 shares or more. In any account or account relationship in this category where, as a result of the partial allocation, the account or account relationship would receive less than1,000 shares, those accounts or account relationships are then chosen on a random basis to receive, if selected, the lesser of 1,000 shares or the number of shares remaining to be filled. Transactions for accounts or account relationships with equity of less than $5 million will be allocated on an all-or-nothing basis by random selection. This category of accounts and account relationships will receive roughly the percentage of the execution to which it is entitled as a whole (e.g. if this group represents
30% of the entire order, then approximately 30% of the shares executed will be allocated to the group). However, if there are shares remaining that would result in a partial allocation to an account with equity of less than $5 million, these shares will be allocated, if possible, to accounts with equity greater than $5 million if there are partials that have not been completed. To the extent that there are none, these shares will be allocated to one account with equity of less than $5 million, resulting in a partial allocation. While a defined relationship of accounts will generally be treated as a single trading entity from the standpoint of allocation, account-specific factors, such as differences in risk tolerance, tax considerations or permitted investment techniques, may make treatment of the relationship as an entity inappropriate.


For equity accounts, allocation may also be based on the following additional factors: 1) whether or not a client has an existing partial position in that particular security; 2) the tax status of the account, e.g. time constraints involved in reviewing tax consequences or effecting tax strategies; 3) the account's risk/reward goals; and 4) time constraints involved in reviewing guidelines which may prohibit certain allocations.


IPOs generally do not fall within the investment objectives of Bernstein's clients in its value services.


Partners MidCap Growth
----------------------
Turner has developed an allocation system for limited opportunities: block orders that cannot be filled in one day and IPOs. Allocation of all partially filled trades will be done pro-rata, unless the small size would cause excessive ticket charges. In that case, allocation will begin with the next account on the rotational account listing. Any directed brokerage arrangement will result in the inability of Turner to, in all cases, include trades for that particular client in block orders if the block transaction is executed through a broker other than the one that has been directed. The benefits of that kind of transaction, a sharing of reduced cost and possible more attractive prices, will not extend to the directed client. Allocations exceptions may be made if documented and approved timely by the firm's compliance officer. Turner's proprietary accounts may trade in the same block with client accounts, if it is determined to be advantageous to the client to do so.

If the purchase or sale of securities consistent with the investment objectives of the Accounts or one or more of the other clients for which GSAM, J.P. Morgan Investment or UBS Global AM acts as investment sub-advisor or advisor is to be made at the same time, the securities are purchased or sold proportionately in accordance with the amount of such security sought to be purchased or sold at that time for each Account or client.


PURCHASE, REDEMPTION AND PRICING OF SHARES


PURCHASE OF SHARES
Each Fund offers investors two classes of shares which bear sales charges in different forms and amounts: Class A and Class B shares. Purchases are generally made by completing an application and mailing it to Princor. Shares are issued at the offering price next computed after the application is received at Princor's main office and Princor receives the amount to be invested. Share certificates will be only issued to shareholders upon request. Certificates are not available for the Cash Management Fund.

Redemptions by shareholders investing by check will be effected only after payment has been collected on the check, which may take up to 8 business days or more. Investors considering redeeming or exchanging shares shortly after purchase should pay for those shares with a certified check, bank cashier's check or money order to avoid any delay in redemption, exchange or transfer.


Class A Shares
--------------
An investor who purchases less than $1 million of Class A shares (except Class A shares of the Cash Management Fund) pays a sales charge at the time of purchase. As a result, such shares are not subject to any charges when they are redeemed. An investor who purchases $1 million or more of Class A shares does not pay a sales charge at the time of purchase. However, a redemption of such shares occurring within 18 months from the date of purchase will be subject to a contingent deferred sales charge ("CDSC") at the rate of 0.75% (0.25% for the LargeCap Stock Index and Limited Term Bond Funds) the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. Shares subject to the CDSC that are exchanged into another

Principal Mutual Fund will continue to be subject to the CDSC until the original 18-month period expires. However no CDSC is payable with respect to redemption of Class A shares used to fund a Principal Mutual Fund 401(a) or Principal Mutual Fund 401(k) retirement plan, except redemptions resulting from the termination of the plan or transfer of plan assets. In addition, the CDSC will be waived in connection with 1) redemption of shares from retirement plans to satisfy minimum distribution rules under the Code or 2) shares redeemed through a systematic withdrawal plan that permits up to 10% of the value of a shareholder's Class A shares of a particular Fund on the last business day of December of each year to be withdrawn automatically in equal monthly installments throughout the year. Certain purchases of Class A shares qualify for reduced sales charges. Class A shares for each Fund, except the Cash Management Fund, currently bear a 12b-1 fee at the annual rate of up to 0.25% (0.15% for the LargeCap Stock Index and Limited Term Bond Funds) of the Fund's average net assets attributable to Class A shares. See "Distribution Plan."

Class B Shares
--------------
Class B shares are purchased without an initial sales charge, but are subject to a declining CDSC of up to 4% (1.25% for the LargeCap Stock Index and Limited Term Bond Funds) if redeemed within six years. Class B shares purchased under certain sponsored Principal Mutual Fund plans established after February 1, 1998, are subject to a CDSC of up to 3% if redeemed within five years of purchase. (See "Plans Other than Administered Employee Benefit Plans" ("AEBP") for discussion of sponsored Principal Mutual Fund plans.) See "Offering Price of Funds' Shares." Class B shares bear a higher 12b-1 fee than Class A shares, currently at the annual rate of up to 1.00% (0.50% for the LargeCap Stock Index and Limited Term Bond Funds) of the Fund's average net assets attributable to Class B shares. See "Distribution Plan." Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but (until conversion to Class A shares) have a higher expense ratio and pay lower dividends than Class A shares due to the higher 12b-1 fee. Class B shares convert automatically into Class A shares, based on relative net asset value (without a sales charge), seven years after the purchase date. Class B shares acquired by exchange from Class B shares of another Principal Mutual Fund convert into Class A shares based on the time of the initial purchase. At the same time, a pro-rata portion of all shares purchased through reinvestment of dividends and distributions convert into Class A shares, with that portion determined by the ratio that the shareholder's Class B shares converting into Class A shares bears to the shareholder's total Class B shares that were not acquired through dividends and distributions. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversions will not constitute taxable events for Federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

Which arrangement between Class A and Class B shares is better for an investor?
-------------------------------------------------------------------------------
The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than seven years might consider Class B shares. Orders from individuals for Class B shares for $250,000 or more will be treated as orders for Class A shares unless the shareholder provides written acknowledgment that the order should be treated as an order for Class B shares. Sales personnel may receive different compensation depending on which class of shares are purchased.

SALES OF SHARES
Payment for shares tendered for redemption is ordinarily made in cash. The Board may determine, however, that it would be detrimental to the remaining shareholders to make payment of a redemption order wholly or partly in cash. The Fund may, therefore, pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the Fund's portfolio in lieu of cash. If the Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described below in "Offering Price."

The right to require the Funds to redeem their shares may be suspended, or the date of payment may be postponed, whenever: 1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends; 2) the SEC permits such suspension and so orders; or 3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.


 Certain designated organizations are authorized to receive sell orders on the Fund's/Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Fund when authorized organizations, their agents or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.


PRICING OF SHARES
The Funds offer their respective shares continuously through Princor, which is the principal underwriter for the Funds and sells shares as agent on behalf of the Funds. Princor may select other dealers through which shares of the Funds may be sold. Certain dealers may not sell all classes of shares.

In addition to the amounts paid to dealers as a dealer concession, Princor may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of the shares of the Funds during a specific period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive program will not change the price paid by investors for the purchase of the Funds' shares or the amount that any particular Fund receives as the proceeds from such sales. Dealers may not use sales of the Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.


Class A shares
--------------
Class A shares of the Cash Management Fund is sold to the public at net asset value; no sales charge applies to purchases of the Cash Management Fund. Class A shares of the Growth-Oriented and Income-Oriented Funds are sold to the public at the net asset value plus a sales charge which as a percentage of the offering price according to the schedule below. Selected dealers are allowed a concession as shown. At Princor's discretion, the entire sales charge may at times be reallowed to dealers. In some situations, depending on the services provided by the dealer, the concession may be less. Any dealer allowance on purchases not involving a sales charge is determined by Princor. Upon notice to all broker-dealers with whom it has a selling agreement, Princor may allow to broker-dealers electing to participate up to the full applicable sales charge, as shown in the table below, during periods and for transactions specified in such notice, and such reallowances may be based in whole or in part upon attainment of minimum sales levels. Certain commercial banks may make shares of the Funds available to their customers on an agency basis. Pursuant to the agreements between Princor and such banks all or a portion of the sales charge paid by a bank customer in connection with a purchase of Fund shares may be retained by or remitted to the bank.

                         ALL INCOME-ORIENTED FUNDS EXCEPT LIMITED TERM BOND FUND
                         ----------------------------------------------
                                               SALES CHARGE AS % OF:
                                               OFFERING      AMOUNT          DEALER ALLOWANCE AS % OF
             AMOUNT OF PURCHASE                  PRICE      INVESTED              OFFERING PRICE
             ------------------                --------     --------         ------------------------
 Less than $50,000                                 4.75%      4.99%                                   4.00%
 $50,000 but less than $100,000                    4.25%      4.44%                                   3.75%
 100,000 but less than $250,000                    3.75%      3.90%                                   3.25%
 $250,000 but less than $500,000                   2.50%      2.56%                                   2.00%
 $500,000 but less than $1,000,000                 1.50%      1.52%                                   1.25%
 $1,000,000 or more                                0.00%      0.00%                                   0.75%

                        ALL GROWTH-ORIENTED FUNDS EXCEPT LARGECAP STOCK INDEX FUND
                        ----------------------------------------------
                                               SALES CHARGE AS % OF:
                                               OFFERING      AMOUNT          DEALER ALLOWANCE AS % OF
             AMOUNT OF PURCHASE                  PRICE      INVESTED              OFFERING PRICE
             ------------------                --------     --------         ------------------------
 Less than $50,000                                 5.75%      6.10%                                   5.00%
 $50,000 but less than $100,000                    4.75%      4.99%                                   4.00%
 100,000 but less than $250,000                    3.75%      3.90%                                   3.00%
 $250,000 but less than $500,000                   2.75%      2.83%                                   2.25%
 $500,000 but less than $1,000,000                 2.00%      2.04%                                   1.50%
 $1,000,000 or more                                0.00%      0.00%                                   0.75%

                             LARGECAP STOCK INDEX AND LIMITED TERM BOND FUNDS
                             ----------------------------------------------
                                               SALES CHARGE AS % OF:
                                               OFFERING      AMOUNT          DEALER ALLOWANCE AS % OF
             AMOUNT OF PURCHASE                  PRICE      INVESTED              OFFERING PRICE
             ------------------                --------     --------         ------------------------
 Less than $50,000                                 1.50%      1.52%                                   1.25%
 $50,000 but less than $100,000                    1.25%      1.27%                                   1.00%
 100,000 but less than $250,000                    1.00%      1.10%                                   0.75%
 $250,000 but less than $500,000                   0.75%      0.76%                                   0.50%
 $500,000 but less than $1,000,000                 0.50%      0.50%                                   0.25%
 $1,000,000 or more                                0.00%      0.00%                                   0.25%






RIGHTS OF ACCUMULATION. . The applicable sales charge is determined by adding the current net asset value of any Class A shares and Class B shares already owned by the investor to the amount of the new purchase. The corresponding percentage factor in the schedule is then applied to the entire amount of the new purchase. For example, if an investor currently owns Class A and Class B shares with a value of $5,000 and makes an additional investment of $45,000 in Class A shares of a Growth-Oriented Fund (the total of which equals $50,000), the charge applicable to the $45,000 investment would be 4.75% of the offering price. If the investor purchases shares of more than one Principal Mutual Fund at the same time, those purchases are aggregated and added to the net asset value of the shares of Principal Mutual Funds already owned by the investor to determine the sales charge for the new purchase. Class A shares of the Cash Management Fund are not counted in determining either the amount of a new purchase or the current net asset value of shares already owned, unless the shares of the Cash Management Fund were acquired in exchange for shares of other Principal Mutual Funds. If the investor purchases shares from a broker/ dealer other than Princor, the dealer should be advised of any shares already owned.


Investments made by an individual, or by an individual's spouse and children purchasing shares for their own account or by a trust primarily for the benefit of such persons, or by a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under
Section 401 of the Internal Revenue Code) will be treated as investments made by a single investor in calculating the sales charge. In addition, investments made through an employer by or on behalf of an employee (including independent contractors) by means of payroll deductions or otherwise, are also considered investments by a single investor in calculating the sales charge. Other groups (as allowed by rules of the Securities and Exchange Commission) may be considered for a reduced sales charge. An investor whose new account qualifies for a reduced charge on the basis of other accounts owned by the individual, spouse or children, should be certain to identify those accounts at the time of the new application.



STATEMENT OF INTENTION (SOI). . Another method is available by which a purchaser may qualify for a reduced sales charge on the purchase of Class A shares of the Funds. A purchaser may execute an SOI indicating the total amount (excluding reinvested dividends and capital gains distributions) intended to be invested (including all investments for the account of the spouse and children or trusts for the benefit of such persons) in Class A shares (except Class A shares of the Cash Management Fund) and Class B shares of the Funds within a thirteen-month period (two-year period if the intended investment is made by a trustee of a Section 401(a) plan or is equal to or greater than $1 million). The SOI may be submitted by a shareholder other than a trustee of a Principal Mutual Fund 401(a) plan, within 90 days after the date of the first purchase to be included within the SOI period. A trustee of a Principal Mutual Fund 401(a) plan must submit the SOI at the time the first plan purchase is made; the SOI may not be submitted after the initial plan purchase and the 90 day backdating is not available. The SOI period begins on the date of the first purchase included for purposes of satisfying the statement. When an existing shareholder submits an SOI, the net asset value of all Class A shares (except Class A shares of the Cash Management Fund) and Class B shares in that shareholder's account or accounts combined for rights of accumulation purposes, is added to the amount that has been indicated will be invested during the applicable period, and the sales charge applicable to all purchases of Class A shares made under the SOI is the sales charge which applies to a single purchase of this total amount.


An SOI may be entered into for any amount provided such amount, when added to the net asset value of any shares already held, equals or is in excess of the amount needed to qualify for a reduced sales charge. In the event a shareholder invests an amount in excess of the indicated amount, such excess is allowed any further reduced sales charge for which it qualifies.


The SOI provides for a price adjustment if the amount actually invested is less than the amount specified therein. Sufficient Class A shares belonging to the shareholder, other than a shareholder that is 401(a) qualified plan trustee, are held in escrow in the shareholder's account by Princor to make up any difference in sales charges based on the amount actually purchased. If the intended investment is completed within the thirteen-month period (or two-year period), such shares are released to the shareholder. If the total intended investment is not completed within that period shares are, to the extent necessary, redeemed and the proceeds used to pay the additional sales charge due. A shareholder that is 401(a) qualified plan trustee is billed by Princor for any additional sales charge due at the end of the two-year period. In any event, the sales charge applicable to these purchases is no more than the applicable sales charge had the shareholder made all of such purchases at one time. The SOI does not constitute an obligation on the shareholder to purchase, nor the Funds to sell, the amount indicated.



PURCHASES AT NET ASSET VALUE. . A Fund's Class A shares may be purchased without a sales charge:
.. by its Directors, member companies of the Principal Financial Group, and their employees, officers, directors (active or retired), brokers or agents. This also includes their immediate family members (spouse, children (regardless of age) and parents) and trusts for the benefit of these individuals;
.. by the Premier Credit Union;
.. by non-ERISA clients of Principal Global Investors LLC and Principal Capital
  Real Estate Investors, LLC;
.. by any employee or Registered Representative (and their employees) of an authorized broker-dealer;
.. through a "wrap account" offered by Princor or through broker-dealers, investment advisors and other financial institutions that have entered into an agreement with Princor which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or similar program under which clients pay a fee to the broker-dealer, investment advisor or financial institution;
.. by using cash payments received from Principal Bank under its awards program; .. to the extent that the purchase proceeds represent a distribution from a terminating 401(a) plan, if 1) such purchase is made through a representative of Princor, the terminating plan is not administered by a member company of the Principal Financial Group and the employer or plan trustee has entered into a written agreement with Princor permitting the group solicitation of active employees and/or plan participants, or 2) such purchase is made through registered representative of a broker-dealer other than Princor, the purchase proceeds represent a distribution from a terminating 401(a) plan and the employer or plan trustee has entered into a written agreement with Princor permitting the group solicitation of active employees and/or plan participants. Such purchases are subject to the CDSC which applies to purchases of $1 million or more as described above

A CDSC is charged on shares purchase at NAV of such shares sold within 18 months of the purchase date. The CDSC does not apply to shares purchased with reinvested dividends or other distributions. The CDSC for the Limited Term Bond and LargeCap Stock Index Funds is 0.25%. For the other Funds, the CDSC is 0.75%. The CDSC is calculated as a percentage of the lesser of the market value at the time of the redemption or the initial purchase price of the shares sold.



PURCHASES AT A REDUCED SALES CHARGE. . DEATH BENEFIT PROCEEDS
A reduced sales charge is available for purchases of Class A shares of the Funds, except the LargeCap Stock Index and Limited Term Bond Funds, to the extent that the investment represents the death benefit proceeds of one or more life insurance policies or annuity contracts (other than an annuity contract issued to fund an employer-sponsored retirement plan that is not an SEP, salary deferral 403(b) plan or HR-10 plan) of which the shareholder is a beneficiary if one or more of such policies or contracts is issued by Principal Life Insurance Company, or any directly or indirectly owned subsidiary of Principal Life Insurance Company, and such investment is made in any Principal Mutual Fund within one year after the date of death of the insured. (Shareholders should seek advice from their tax advisors regarding the tax consequences of distributions from annuity contracts.)

                                           SALES CHARGE AS A % OF:          DEALER ALLOWANCE AS % OF:
                                           -----------------------          -------------------------
  AMOUNT OF PURCHASE                 OFFERING PRICE   NET AMOUNT INVESTED        OFFERING PRICE
  ------------------                 ------------------------------------  -----------------
  Less than $500,000                      2.50%              2.56%                    2.10%
  $500,000 but less than $1,000,000       1.50%              1.52%                    1.25%

  $1,000,000 or more                 no sales charge


.. Employer Sponsored Plans. Class A shares of the Funds are offered at a reduced sales charge to fund certain sponsored Princor plans opened prior to March 1, 2002. These plans include: Retirement plans meeting the requirements of
  Section 401 of the Internal Revenue Code (e.g. 401(k) Plans, Profit Sharing Plans and Money Purchase Pension Plans) for which administrative services are provided by Metevante; and other employer-sponsored retirement plans that the Fund's transfer agent identifies as "listbill" plans (including 403(b) Plans, SIMPLE IRA Plans, Simplified Employee Pension Plans, Salary Reduction Simplified Employee Pension Plans, Non-Qualified Deferred Compensation Plans, and Payroll Deduction Plans ("PDP").

 If Class A shares are used to fund the plan, all plan investments (except investments made in 403(b) Plans) are treated as made by a single investor to determine whether a reduced sales charge is available. The sales charge for purchases of less than $250,000 is 3.75% as a percentage of the offering price and 3.90% of the net amount invested. The regular sales charge table for Class A shares applies to purchases $250,000 or more. If Class B shares are used to fund the plan (Class B shares are not available to plans administered by Metevante), contributions into the plan after the plan assets amount to $250,000 or more, are used to purchase Class A shares. Plan assets are not combined with investments made outside of the plan to determine the sales charge applicable to such investments.


 A reduced sales charge for purchases of less than $500,000 is available to Metevante administered plans initially funded with Class B shares that converted to Class A share plans on December 15, 2003. The sales charge for purchases of less than $550,000 is 2.50% of the offering price and 2.56% of the net amount invested. The regular sales charge table for Class A shares applies to purchase of $500,000 or more by such plans.


The Funds reserve the right to discontinue offering shares at net asset value and/or at a reduced sales charge at any time for new accounts and upon 60-days notice to shareholders of existing accounts. Other types of sponsored plans may be added in the future.


Class B shares
--------------
Class B shares are sold without an initial sales charge, although a CDSC is imposed if you redeem shares within six years of purchase. Class B shares purchased under certain sponsored Princor plans established after February 1, 1998, are subject to a CDSC of up to 3% if redeemed within five years of purchase. (See "Plans Other than Administered Employee Benefit Plans" above for discussion of sponsored Princor plans.) The following types of shares may be redeemed without charge at any time: a) shares acquired by reinvestment of distributions and b) shares otherwise exempt from the CDSC, as described below. Subject to the foregoing exclusions, the amount of the charge is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed. Therefore, when a share is redeemed, any increase in its value above the initial purchase price is not subject to any CDSC. The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following table:

                                           CDSC AS A % OF DOLLAR AMOUNT
                                           ----------------------------
                                                                                  FOR CERTAIN SPONSORED PLANS
                                                                                 PURCHASING SHARES AFTER 2/1/98
                                                                             -------------------------------
                                        ALL FUNDS EXCEPT     LARGECAP STOCK     ALL FUNDS EXCEPT      LARGECAP STOCK
                                         LARGECAP STOCK        INDEX AND         LARGECAP STOCK         INDEX AND
                                     INDEX AND LIMITED TERM   LIMITED TERM   INDEX AND LIMITED TERM    LIMITED TERM
 YEARS SINCE PURCHASE PAYMENTS MADE        BOND FUNDS          BOND FUNDS          BOND FUNDS           BOND FUNDS
 ----------------------------------  ----------------------  --------------  ----------------------  ----------------
 2 years or less                             4.00%               1.25%               3.00%                0.75%
 more than 2 years, up to 4 years            3.00                0.75                2.00                 0.50
 more than 4 years, up to 5 years            2.00                0.50                1.00                 0.25
 more than 5 years, up to 6 years            1.00                0.25                None                 None
 more than 6 years                            None                None               None                 None

In determining whether a CDSC is payable on any redemption, the Fund first redeems shares not subject to any charge, and then shares held longest during the six (five) year period. For information on how sales charges are calculated if shares are exchanged, see "How To Exchange Shares Among Principal Mutual Funds" in the Prospectus.


The CDSC is waived on redemptions of Class B shares which are sold:
.. due to a shareholder's death;
.. due to the shareholder's disability, as defined in the Internal Revenue Code of 1986 (the "Code"), as amended;
.. from retirement plans to satisfy minimum distribution rules or to satisfy substantially equal periodic payment calculation rules under the Code;
.. to pay surrender charges;
.. to pay retirement plan fees;
.. involuntarily from accounts with small balances (values of less than $300); .. through a systematic withdrawal plan that permits up to 10% of the value of a shareholder's Class B shares of a particular Fund on the last business day of December of each year to be withdrawn automatically in equal monthly installments throughout the year;
.. from a retirement plan to assure the plan complies with Sections 401(k), 401(m), 408(k) or 415 of the Code; from retirement plans qualified under
  Section 401(a) of the Code due to the plan participant's death, disability, retirement or separation from service after attaining age 55; or
.. from a retirement plan meeting the requirements of Section 401 of the Code
  (401(k), Profit Sharing and Money Purchase Pension Plans) that has provided us with its notice of intent (on or before November 30, 2002) to transfer its assets to a group annuity contract distributed by Principal Life.

Selected dealers may be paid a concession as shown:

                                                           % OF OFFERING PRICE
                                                           -------------------
 All purchases other than through Payroll Deduction
 Plans (PDP)
 All Funds except Cash Management, LargeCap Stock Index
 and Limited Term Bond                                            4.00%
 LargeCap Stock Index and Limited Term Bond                       1.25%
 PDP (accounts opened before March 1, 2002)
 All Funds except Cash Management, LargeCap Stock Index
 and Limited Term Bond                                            3.00%
 LargeCap Stock Index and Limited Term Bond                       0.75%


OFFERING PRICE
For all Funds except the Cash Management Fund
---------------------------------------------
As stated in the Prospectuses, the NAV of each Class of the Funds (except Cash Management Fund) is determined once each day on which the NYSE is open, at the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). As stated in the Prospectus, the NAV of Fund shares is not determined on days the NYSE is closed (generally, New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas).

The share price for each class of shares for each Fund is determined by dividing the value of securities in the Fund's investment portfolio plus all other assets attributable to that class, less all liabilities attributable to that class, by the number of Fund shares of that Class outstanding. In determining NAV, securities listed on an Exchange, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Funds are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Funds and are based upon appraisals obtained by a pricing service, in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the London Exchange (generally 11 a.m. Eastern Time). Each Fund will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which quotations are not readily available, and other assets, are valued at fair value determined in good faith under procedures established by and under the supervision of the Directors.


Trading in securities on foreign securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, foreign securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading may take place in various foreign markets on days which are not business days in New York and on which a Fund's NAV is not calculated. A Fund calculates its NAV per Class per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation.


Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Funds to value such securities at prices at which it is expected those shares may be sold, and the Manager or any Sub-Advisor is authorized to make such determinations subject to the oversight of the Bard as may from time to time be necessary.


Cash Management Fund
--------------------
The share price of each Class of shares of the Cash Management Fund is determined at the same time and on the same days as the Funds as described above. The share price is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the number of Fund shares outstanding.

All securities held by the Cash Management Fund are valued on an amortized cost basis. Under this method of valuation, a security is initially valued at cost; thereafter, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the security.


Use of the amortized cost valuation method by the Cash Management Fund requires the Fund to maintain a dollar weighted average maturity of 90 days or less and to purchase only obligations that have remaining maturities of 397 days or less or have a variable or floating rate of interest. In addition, the Fund invests only in obligations determined by the Directors to be of high quality with minimal credit risks.


The Directors have established procedures for the Cash Management Fund designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include a directive to the Manager to test price the portfolio or specific securities on a weekly basis using a mark-to-market method of valuation to determine possible deviations in the net asset value from $1.00 per share. If such deviation exceeds 1/2 of 1%, the Directors promptly consider what action, if any, will be initiated. In the event the Directors determine that a deviation exists which may result in material dilution or other unfair results to shareholders, they take such corrective action as they regard as appropriate, including: sale of portfolio instruments prior to maturity; the withholding of dividends; redemptions of shares in kind; the establishment of a net asset value per share based upon available market quotations; or splitting, combining or otherwise recapitalizing outstanding shares. The Fund may also reduce the number of shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such number of full and fractional shares as is necessary to maintain the net asset value at $1.00 per share.

MULTIPLE CLASS STRUCTURE


Rule 12b-1 of the 1940 Act, as amended, permits a mutual fund to finance distribution activities and bear expenses associated with the distribution of its shares provided that any payments made by the Fund are made pursuant to a written plan adopted in accordance with the Rule. A majority of the Board of Directors of each Fund, including a majority of the Directors who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan and who are not "interested persons" as defined in the 1940 Act, adopted the Distribution Plans as described below. No such Plan was adopted for Class A shares of the Cash Management Fund. Shareholders of each class of shares of each Fund approved the adoption of the Plan for their respective class of shares.


CLASS A DISTRIBUTION PLAN
Each of the Funds, except the Cash Management Fund, has adopted a distribution plan for the Class A shares. The Class A Plan provides that the Fund makes payments from its assets to Princor pursuant to this Plan to compensate Princor and other selling Dealers for providing shareholder services to existing Fund shareholders and rendering assistance in the distribution and promotion of the Fund Class A shares to the public. The Fund pays Princor a fee after the end of each month at an annual rate no greater than 0.25% (0.15% for the LargeCap Stock Index and Limited Term Bond Funds) of the daily net asset value of the Fund. Princor retains such amounts as are appropriate to compensate for actual expenses incurred in distributing and promoting the sale of the Fund shares to the public but may remit on a continuous basis up to 0.25% (0.15% for the LargeCap Stock Index and Limited Term Bond Funds) to Registered Representatives and other selected Dealers (including for this purpose, certain financial institutions) as a trail fee in recognition of their services and assistance.

CLASS B DISTRIBUTION PLAN
Each Class B Plan provides for payments by the Fund to Princor at the annual rate of up to 1.00% (0.50% for the LargeCap Stock Index and Limited Term Bond Funds) of the Fund's average net asset attributable to Class B shares. Princor also receives the proceeds of any CDSC imposed on redemptions of such shares.

Although Class B shares are sold without an initial sales charge, Princor pays a sales commission equal to 4.00% (3.00% for certain sponsored plans or 1.25% for the LargeCap Stock Index and Limited Term Bond Funds) of the amount invested to dealers who sell such shares. These commissions are not paid on exchanges from other Principal Mutual Funds. In addition, Princor may remit on a continuous basis up to 0.25% (0.15% for the LargeCap Stock Index and Limited Term Bond Funds) to the Registered Representatives and other selected Dealers (including for this purpose, certain financial institutions) as a trail fee in recognition of their services and assistance.


GENERAL INFORMATION REGARDING DISTRIBUTION PLANS
A representative of Princor provides to each Fund's Board of Directors, and the Board reviews, at least quarterly, a written report of the amounts expended pursuant to the Plans and the purposes for which such expenditures were made.

All fees paid under a Fund's Rule 12b-1 Plan are paid to Princor which may not not use such fees tso finance the distribution of the shares of another Fund.


If expenses under a Class A or Class B Plan exceed the compensation limit for Princor described in the Plan in any one fiscal year, the Fund does not carry over such expenses to the next fiscal year. Under the Plans, the Funds have no legal obligation to pay any amount that exceeds the compensation limit. The Funds do not pay, directly or indirectly, interest, carrying charges, or other financing costs in association with these Plans. If the aggregate payments received by Princor under these Plans in any fiscal year exceed the expenditures made by Princor in that year pursuant to the Plan, Princor promptly reimburses the Fund for the amount of the excess.


TAXATION OF THE FUNDS


It is the policy of each Fund to distribute substantially all net investment income and net realized gains. Through such distributions, and by satisfying certain other requirements, each Fund intends to qualify for the tax treatment accorded to regulated investment companies under the applicable provisions of the Internal Revenue Code. This means that in each year in which a Fund qualifies, it is exempt from federal income tax upon the amount distributed to investors. The Tax Reform Act of 1986 imposed an excise tax on mutual funds that fail to distribute net investment income and capital gains by the end of the calendar year in accordance with the provisions of the Act. Each Fund intends to comply with the Act's requirements and to avoid this excise tax. If a Fund fails to qualify as a regulated investment company, it will be liable for taxes, significantly reducing its distributions to shareholders and eliminating shareholders' ability to treat distributions (as long or short-term capital gains) of the Fund in the manner they were received by the Fund.


Dividends from net investment income will be eligible for a 70% dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Funds from domestic corporations for the taxable year. Distributions from the Cash Management Fund and the Income-Oriented Funds are generally not eligible for the corporate dividend received deduction.


All taxable dividends and capital gains are taxable in the year in which distributed, whether received in cash or reinvested in additional shares. Dividends declared with a record date in December and paid in January are deemed to be distributed to shareholders in December. Each Fund informs its shareholders of the amount and nature of their taxable income dividends and capital gain distributions. Dividends from a Fund's net income and distributions of capital gains, if any, may also be subject to state and local taxation.


The Fund is required in certain cases to withhold and remit to the U.S. Treasury 30.0% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder 1) who has provided either an incorrect tax identification number or no number at all, 2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or 3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."


A shareholder recognizes gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sales or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund is considered capital gain or loss (long-term capital gain or loss if the shares were held for longer than one year). However, any capital loss arising from the sales or redemption of shares held for six months or less is disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) is treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.


If a shareholder a) incurs a sales load in acquiring shares of the Fund, b) disposes of such shares less than 91 days after they are acquired and c) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.


Shareholders should consult their own tax advisors as to the federal, state and local tax consequences of ownership of shares of the Funds in their particular circumstances.


SPECIAL TAX CONSIDERATIONS
Tax-Exempt Bond Fund
--------------------
The Tax-Exempt Bond Fund also intends to qualify to pay "exempt-interest dividends" to its shareholders. An exempt-interest dividend is that part of dividend distributions made by the Fund which consist of interest received by that Fund on tax-exempt Municipal Obligations. Shareholders incur no federal income taxes on exempt-interest dividends. However, these exempt-interest dividends may be taxable under state or local law. Fund shareholders that are corporations must include exempt-interest dividends in determining whether they are subject to the corporate alternative minimum tax. Exempt-interest dividends that derive from certain private activity bonds must be included by individuals as a preference item in determining whether they are subject to the alternative minimum tax. The Fund may also pay ordinary income dividends and distribute capital gains from time to time. Ordinary income dividends and distributions of capital gains, if any, are taxable for federal purposes.

If a shareholder receives an exempt-interest dividend with respect to shares of the Funds held for six months or less, then any loss on the sale or exchange of such shares, to the extent of the amount of such dividend, is disallowed. If a shareholder receives a capital gain dividend with respect to shares held for six months or less, then any loss on the sale or exchange of such shares is treated as a long term capital loss to the extent the loss exceeds any exempt-interest dividend received with respect to such shares, and is disallowed to the extent of such exempt-interest dividend.


Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of this Fund is not deductible. Furthermore, entities or persons who are "substantial users" (or related persons) under Section 147(a) of the Code of facilities financed by private activity bonds should consult their tax advisors before purchasing shares of the Fund.


From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. If legislation is enacted that eliminates or significantly reduces the availability of Municipal Obligations, it could adversely affect the ability of the Fund to continue to pursue its investment objectives and policies. In such event, the Fund would reevaluate its investment objectives and policies.


International Growth-Oriented Funds
-----------------------------------
In each fiscal year when, at the close of such year, more than 50% of the value of the total assets of these Funds are invested in securities of foreign corporations, the Fund may elect pursuant to Section 853 of the Code to permit shareholders to take a credit (or a deduction) for foreign income taxes paid by the Fund. In that case, shareholders should include in their report of gross income in their federal income tax returns both cash dividends received from the Fund and the amount which the Fund advises is their pro-rata portion of foreign income taxes paid with respect to, or withheld from, dividends and interest paid to the Fund from its foreign investments. Shareholders are then entitled to subtract from their federal income taxes the amount of such taxes withheld, or treat such foreign taxes as a deduction from gross income, if that should be more advantageous. As in the case of individuals receiving income directly from foreign sources, the above-described tax credit or tax deduction is subject to certain limitations. Shareholders or prospective shareholders should consult their tax advisors on how these provisions apply to them.

Futures Contracts and Options
-----------------------------
As previously discussed, some of the Funds invest in futures contracts or options thereon, index options or options traded on qualified exchanges. For federal income tax purposes, capital gains and losses on futures contracts or options thereon, index options or options traded on qualified exchanges are generally treated as 60% long-term and 40% short-term. In addition, the Funds must recognize any unrealized gains and losses on such positions held at the end of the fiscal year. A Fund may elect out of such tax treatment, however, for a futures or options position that is part of an "identified mixed straddle" such as a put option purchased with respect to a portfolio security. Gains and losses on futures and options included in an identified mixed straddle are considered 100% short-term and unrealized gains or losses on such positions are not realized at year-end. The straddle provisions of the Code may require the deferral of realized losses to the extent that a Fund has unrealized gains in certain offsetting positions at the end of the fiscal year. The Code may also require recharacterization of all or a part of losses on certain offsetting positions from short-term to long-term, as well as adjustment of the holding periods of straddle positions.

CALCULATION OF PERFORMANCE DATA


FOR ALL FUNDS EXCEPT THE CASH MANAGEMENT FUND
A Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Comparative performance information may be used from time to time in advertising the Funds, including appropriate market indices including the benchmarks shown in the prospectus for the Funds or data from Lipper, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.


From time to time, the Funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: 1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); 2) discussions of general economic trends; 3) presentations of statistical data to supplement such discussions; 4) descriptions of past or anticipated portfolio holdings for one or more of the Funds; 5) descriptions of investment strategies for one or more of the Funds; 6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; 7) comparisons of investment products (including the Funds) with relevant markets or industry indices or other appropriate benchmarks; 8) discussions of fund rankings or ratings by recognized rating organizations; and 9) discussions of various statistical methods quantifying the Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.


Cash Management Fund Yield
--------------------------
The Cash Management Fund may advertise its yield and its effective yield. Yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent. As of October 31, 2003, the Cash Management Fund's yield was 1.09% for Class A and
0.66% for Class B. Because realized capital gains or losses in a Fund's portfolio are not included in the calculation, the Fund's net investment income per share for yield purposes may be different from the net investment income per share for dividend purposes, that includes net short-term realized gains or losses on the Fund's portfolio.

Effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. The resulting effective yield figure is carried to at least the nearest hundredth of one percent. As of October 31, 2003, the Cash Management
Fund's effective yield was _____% for Class A and _____% for Class B.


The yield quoted at any time for the Cash Management Fund represents the amount that was earned during a specific, recent seven-day period and is a function of the quality, types and length of maturity of instruments in the Fund's portfolio and the Fund's operating expenses. The length of maturity for the portfolio is the average dollar weighted maturity of the portfolio. This means that the portfolio has an average maturity of a stated number of days for its issues. The calculation is weighted by the relative value of each investment.


The yield for the Cash Management Fund fluctuates daily as the income earned on the investments of the Fund fluctuates. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. There is no guarantee that the net asset value or any stated rate of return will remain constant. A shareholder's investment in the Fund is not insured. Investors comparing results of the Cash Management Fund with investment results and yields from other sources such as banks or savings and loan associations should understand these distinctions. Historical and comparative yield information may, from time to time, be presented by the Fund.


Total Return for all other Funds
--------------------------------
When advertising total return figures, each of the other Funds will include its average annual total return for each of the one, five and ten year periodsthat end on the last day of the most recent calendar quarter. Average annual total return is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable value assuming the reinvestment of all dividends and capital gains distributions at net asset value. In its advertising, a Fund may also include average annual total return for some other period or cumulative total return for a specified period. Cumulative total return is computed by dividing the ending redeemable value (assuming the reinvestment of all dividends and capital gains distributions at net asset value) by the initial investment.

The following table shows as of October 31, 2003 average annual returns (net of sales charge) for Class A shares for each of the Funds for the periods indicated. Class A shares are generally sold subject to a sales charge.

 FUND                             1-YEAR          5-YEAR           10-YEAR
 ----                             ------          ------           -------
 Balanced                          6.98           -2.28             4.28
 Bond                             -0.32            3.80             5.36
 Capital Value                    12.36           -3.16             6.97
 Government Securities
 Income                           -3.27            4.35             5.42
 Growth                            8.49           -7.38             4.29
 International Emerging
 Markets                          41.50            8.11            0.75/(1)/
 International                    15.71           -2.73             3.43
 International SmallCap           33.13            8.10            6.66/(1)/
 LargeCap Stock Index             17.83          -6.70/(2)/
 Limited Term Bond                 1.49            4.81            5.34/(3)/
 MidCap                           19.53            7.44            10.35
 Partners Blue Chip               12.07           -6.16             5.11
 Partners Equity Growth            7.86          -9.87/(4)/
 Partners LargeCap Blend           8.04          -5.09/(5)/
 Partners LargeCap Value          16.43           1.62/(5)/
 Partners MidCap Growth           32.38          -19.13/(//2//)/
 Partners SmallCap Growth         28.37          -20.90/(5)/
 Real Estate                      26.32           11.75            6.86/(6)/
 SmallCap                         25.26            4.13            0.49/(6)/
 Tax-Exempt Bond                  -0.68            3.41             4.57
 Utilities                         7.35           -3.25             3.85


 /(1)/ Period beginning August 29, 1997 and ending October 31, 2003. /(2)/ Period beginning March 1, 2000 and ending October 31, 2003. /(3)/ Period beginning February 29, 1996 and ending October 31, 2003. /(4)/ Period beginning November 1, 1999 and ending October 31, 2003. /(5)/ Period beginning December 22, 2000 and ending October 31, 2003. /(6)/ Period beginning December 31, 1997 and ending October 31, 2003.

The following table shows as of October 31, 2003 average annual returns for Class B shares for each of the Funds for the periods indicated.

 FUND                             1-YEAR          5-YEAR           10-YEAR
 ----                             ------          ------           -------
 Balanced                          8.63           -2.19            5.30/(1)/
 Bond                             -0.14            3.72            6.63/(1)/
 Capital Value                    14.09           -3.11            7.88/(1)/
 Government Securities
 Income                           -2.98            4.25            6.79/(1)/
 Growth                           10.17           -7.15            4.74/(1)/
 International Emerging
 Markets                          44.78            8.28            1.03/(1)/
 International                    17.49           -2.63            3.93/(1)/
 International SmallCap           35.98            8.23            6.95/(2)/
 LargeCap Stock Index             17.95          -6.82/(//3//)/
 Limited Term Bond                 1.30            4.59            5.15/(1)/
 MidCap                           22.23            7.90            12.11/(1)/
 Partners Blue Chip               14.00           -6.09            5.55/(1)/
 Partners Equity Growth            9.36          -9.91/(//4//)/
 Partners LargeCap Blend           9.72          -4.83/(//4//)/
 Partners LargeCap Value          18.64           1.97/(//4//)/
 Partners MidCap Growth           36.40          -18.93/(//5//)/
 Partners SmallCap Growth         31.11          -20.72/(//4//)/
 Real Estate                      28.95           12.01            7.12/(6)/
 SmallCap                         27.89            4.22            0.66/(//6//)/
 Tax-Exempt Bond                  -0.32            3.54            6.42/(1)/
 Utilities                         8.85           -3.17            6.41/(1)/


 /(1) /Period beginning December 9, 1994 and ending October 31, 2003.

 /(2) /Period beginning August 29, 1997 and ending October 31, 2003. /(3)/ Period beginning March 1, 2000 and ending October 31, 2003.
 /(4)// /Period beginning November 1, 1999 and ending October 31, 2003. /(5)// /Period beginning December 22, 2000 and ending October 31, 2003. /(//6//) /Period beginning December 31, 1997 and ending October 31, 2003.


YIELD
Income-Oriented Funds
---------------------
Each Income-Oriented Fund computes a yield by:
.. calculating net investment income per share for a 30 day (or one month) period .. dividing the annualized net investment income by the maximum public offering price for Class A shares or the net asset value for Class B shares for the last day of the same period
.. annualizing net investment income per share, assuming semi-annual compounding.

The following table shows the yield for the Income-Oriented Funds:

                                                YIELD AS OF OCTOBER 31, 2003
                                                ----------------
 FUND                                             CLASS A          CLASS B
 ----                                             -------          -------
 Bond                                               3.18             2.51
 Government Securities Income                       3.55             3.11
 Limited Term Bond                                  1.65             1.28
 Tax-Exempt Bond                                    2.42             2.26



TAX-EQUIVALENT YIELD - TAX-EXEMPT BOND FUND ONLY
The Tax-Exempt Bond Fund computes a tax-equivalent yield by: ((Tax-exempt portion of the yield/ divided by (1 minus the tax bracket)) plus (any portion of the yield which is not tax-exempt).

                                               TAX-EQUIVALENT YIELD AS OF OCTOBER 31, 2003
                                               -------------------------------------------
                      10.0% ASSUMED  15.0% ASSUMED  25.0% ASSUMED       28.0% ASSUMED  33.0% ASSUMED  35.0% ASSUMED
                        TAX RATE       TAX RATE       TAX RATE            TAX RATE       TAX RATE       TAX RATE
                        --------       --------       --------            --------       --------       --------
 Class A                  2.69%          2.85%          3.23%               3.36%          3.61%          3.72%
 Class B                  2.51           2.66           3.01                3.14           3.37           3.48





 Class A
 Class B



THE POWER OF COMPOUNDING
A Fund may include in its advertisements the compounding effect of reinvested dividends over an extended period of time as shown in the following illustrations.
LOGO

Fund shareholders who reinvest their distributions get the advantage of compounding. Here's what happens to a $10,000 investment with monthly income reinvested at 6 percent, 8 percent and 10 percent over 20 years.


These figures assume no change in the value of principal. This chart is for illustration purposes only and is not an indication of the results a shareholder may receive as a shareholder of a specific Fund. The return and capital value of an investment in a Fund vary so that the value, when redeemed, may be worth more or less than the original cost.


A Fund may also include in its advertisements an illustration of the impact of income taxes and inflation on earnings from bank certificates of deposit ("CD's"). The interest rate on the hypothetical CD will be based upon average CD rates for a stated period as reported in the Federal Reserve Bulletin. The illustrated annual rate of inflation will be the core inflation rate as measured by the Consumer Price Index for the 12-month period ended as of the most recent month prior to the advertisement's publication. The illustrated income tax rate may include any federal income tax rate that may apply to individuals at the time the advertisement is published. Any such advertisement will indicate that, unlike bank CD's, an investment in the Fund is not insured nor is there any guarantee that the Fund's net asset value or any stated rate of return will remain constant.

An example of a typical calculation included in such advertisements is as follows: the after-tax and inflation-adjusted earnings on a bank CD, assuming a $10,000 investment in a six-month bank CD with an annual interest rate of 1.69% (monthly average six-month CD rate for the month of October, 2002, as reported in the Federal Reserve Bulletin) and an inflation rate of 2.5% (rate of inflation for the 12-month period ended October 31, 2003 as measured by the Consumer Price Index) and an income tax bracket of 28% would be $(64).
LOGO
LOGO
LOGO
LOGO
LOGO




A Fund may also include in its advertisements an illustration of tax-deferred accumulation versus currently taxable accumulation in conjunction with the Fund's use as a funding vehicle for 403(b) plans, IRAs or other retirement plans. The illustration set forth below assumes a monthly investment of $200, an annual return of 8% compounded monthly, and a 28% tax bracket.


The information is for illustrative purposes only and is not meant to represent the performance of any of the Funds. An investment in the Funds is not guaranteed; values and returns generally vary with changes in market conditions.


TAX-DEFERRED VS. TAXABLE SAVINGS PLAN
LOGO

GENERAL INFORMATION


Principal LargeCap Stock Index Fund, Inc. only
----------------------------------------------
The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to Fund shareholders or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Principal Life Insurance Company and the Manager is the licensing of certain trademarks and trade names of S&P and the S&P 500 Index which is determined, composed and calculated by S&P without regard to Principal Life Insurance Company, the Manager or the Fund. S&P has no obligation to take the needs of Principal Life Insurance Company, the Manager or Fund shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA CONTAINED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PRINCIPAL LIFE INSURANCE COMPANY, THE MANAGER, FUND SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIES WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


FINANCIAL STATEMENTS


The financial statements for the Funds for the year ended October 31, 2003 are a part of this Statement of Additional Information. The financial statements appear in the Annual Reports to Shareholders. Reports on those statements from independent auditors, are included in the Annual Report and are also a part of this Statement of Additional Information. The Annual Reports are furnished, without charge, to investors who request copies of the Statement of Additional Information.

APPENDIX A


Description of Bond Ratings:


Moody's Investors Service, Inc. Bond Ratings


Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


CONDITIONAL RATING: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These bonds secured by a) earnings of projects under construction, b) earnings of projects unseasoned in operation experience, c) rentals which begin when facilities are completed, or d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.


RATING REFINEMENTS: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM NOTES: The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3 and MIG 4; MIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2 denotes "high quality" with "ample margins of protection"; MIG 3 notes are of "favorable quality...but lacking the undeniable strength of the preceding grades"; MIG 4 notes are of "adequate quality, carrying specific risk for having protection...and not distinctly or predominantly speculative."


Description of Moody's Commercial Paper Ratings


Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:


Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.


Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.


Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.


Issuers rated Not Prime do not fall within any of the Prime rating categories.


Description of Standard & Poor's Corporation's Debt Ratings:


A Standard & Poor's debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.


The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.


The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.


The ratings are based, in varying degrees, on the following considerations:


I. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;


II. Nature of and provisions of the obligation;


III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.


AAA: Debt rated "AAA" has the highest rating assigned by Standard & Poor's.
     Capacity to pay interest and repay principal is extremely strong.


AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A: Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.


BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.


BB, B, CCC, CC: Debt rated "BB", "B", "CCC" and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


C: The rating "C" is reserved for income bonds on which no interest is being paid.


D: Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.


Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.


NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.


Standard & Poor's, Commercial Paper Ratings


A Standard & Poor's Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:


A: Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.


A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Issues that possess overwhelming safety characteristics will be given a "+" designation.


A-2: Capacity for timely payment on issues with this designation is strong.
     However, the relative degree of safety is not as high as for issues designated "A-1".


A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the highest designations.


B: Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.


D: This rating indicates that the issue is either in default or is expected to be in default upon maturity.


The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.


Standard & Poor's rates notes with a maturity of less than three years as follows:


SP-1: A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a "+" designation.


SP-2: A satisfactory capacity to pay principal and interest.


SP-3: A speculative capacity to pay principal and interest.

APPENDIX B


PROXY VOTING POLICIES
The Proxy voting policies applicable to each Fund follow.

                                                                       JULY 2003
                        ALLIANCE CAPITAL MANAGEMENT L.P.

                    STATEMENT OF POLICIES AND PROCEDURES FOR
           VOTING PROXIES ON BEHALF OF DISCRETIONARY CLIENT ACCOUNTS
           ---------------------------------------------------------

INTRODUCTION


As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner and make voting decisions that are in the best interests of our clients.


This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement is applicable to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and global securities.


PROXY POLICIES


This statement is designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:



ELECTIONS OF DIRECTORS: . Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.



APPOINTMENT OF AUDITORS: . Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.



CHANGES IN CAPITAL STRUCTURE: . Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.



CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS: . Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.



PROPOSALS AFFECTING SHAREHOLDER RIGHTS: . Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.



CORPORATE GOVERNANCE: . Alliance Capital recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. For example, we will vote for proposals providing for equal access to proxies, a majority of independent directors on key committees, and separating the positions of chairman and chief executive officer.



ANTI-TAKEOVER MEASURES: . Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.



EXECUTIVE COMPENSATION: . Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages triggered by a change in control to a shareholder vote and proposals that seek additional disclosure of executive compensation. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.



SOCIAL AND CORPORATE RESPONSIBILITY: . Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

PROXY VOTING PROCEDURES


PROXY VOTING COMMITTEES

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review new types of corporate governance issues, evaluate proposals not covered by these policies and recommend how we should generally vote on such issues. In addition, the committees, in conjunction with the analyst that covers the company, contact management and interested shareholder groups as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Corporate Legal Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to guidelines, industry trends and review the policies contained in this statement from time to time.


CONFLICTS OF INTEREST

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, whose retirement plan we administer, or with whom we have another business or personal relationship that may affect how we vote on the issuer's proxy. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a conflict of interests, including: (i) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of and any contact that they have had with any interested party regarding a proxy vote; (ii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iii) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests. For example, if our proposed vote is consistent with our stated proxy voting policy, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management's recommendation, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation, and is also consistent with the views of an independent source, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation and is contrary to the views of an independent source, the proposal is reviewed by the appropriate proxy committee for final determination.


PROXIES OF CERTAIN NON-US ISSUERS

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.


PROXY VOTING RECORDS

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Assistant General Counsel, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

                              FEDERATED INVESTORS

                      PROXY VOTING POLICIES AND PRACTICES


Federated Investment Management Company, Federated Global Investment Management Corp., Federated Investment Counseling and Passport Research Ltd. (collectively the "Advisers") have adopted the following procedures to implement their proxy voting policies and practices (the "Proxy Policies") in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940. These Proxy Policies shall also apply to any investment company registered under the Investment Company Act of 1940 (the "1940 Act") for which an Adviser serves as an "investment adviser" (as defined in Section 2(a)(20) of the 1940 Act), provided that the board of directors or trustees of such investment company has delegated to the Adviser authority to vote the investment company's proxies.


General Policy
--------------

Unless otherwise directed by a client or the board of directors or trustees of an investment company, it is the policy of the Advisers to cast proxy votes in favor of proposals that the Advisers anticipate will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Advisers believe will (a) improve the management of a company, (b) increase the rights or preferences of the voted securities or (c) increase the chance that a premium offer would be made for the company or for the voted securities. Nothing in these policies shall be deemed to limit the securities that the Advisers may purchase or hold on behalf of their clients.


Application to Specific Proposals
---------------------------------

The following examples illustrate how this general policy may apply to proposals submitted by a company's board of directors (or similar governing body, the "board," and the individuals comprising a board, the "directors") for approval or ratification by holders of the company's voting securities. However, whether the Advisers support or oppose a proposal will always depend on the specific circumstances described in the proxy statement and other available information.


Corporate Governance
--------------------

Generally, the Advisers will vote proxies:

.. In favor of the full slate of directors nominated in an uncontested election;


.. In favor of a proposal to require a company's audit committee to be comprised entirely of independent directors;


.. In favor of a proposal to require independent tabulation of proxies and/or confidential voting of shareholders;


.. In favor of a proposal to reorganize in another jurisdiction, unless it would reduce the rights or preferences of the securities being voted;


.. In favor of a proposal to ratify the board's selection of auditors, unless:
  (a) compensation for non-audit services exceeded 50% of the total compensation received from the company, or (b) the previous auditor was dismissed because of a disagreement with the company; and


.. In favor of a proposal to repeal a shareholder rights plan (also known as a "poison pill") and against the adoption of such a plan, unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company.


Capital Structure
-----------------

Generally, the Advisers will vote proxies:

.. Against a proposal to authorize or issue shares that are senior in priority or voting rights to the voted securities;


.. In favor of a proposal to reduce the amount of shares authorized for issuance
  (subject to adequate provisions for outstanding convertible securities, options, warrants, rights and other existing obligations to issue shares);


.. In favor of a proposal to grant preemptive rights to the securities being voted and against a proposal to eliminate such preemptive rights; and


.. In favor of a proposal authorizing a stock repurchase program.

Compensation and Stock Option Plans
-----------------------------------

Generally, the Advisers will vote proxies:

.. In favor of stock incentive plans (including plans for directors) that align the recipients of stock incentives with the interests of shareholders, without creating undue dilution;


.. Against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms (e.g., lower purchase prices or easier vesting requirements); and


.. Against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.


Corporate Transactions and Contested Elections
----------------------------------------------

The Advisers will vote proxies relating to proposed mergers, purchases and sales of assets, capital reorganizations and similar transactions in accordance with the general policy, based upon the Advisers' analysis of the terms, conditions and anticipated results of the proposed transaction. The Advisers will vote proxies in contested elections of directors in accordance with the general policy, based upon the Advisers' analysis of the opposing slates and their proposed business strategy. When the company's board or another party involved in a proposed transaction or change in the board submits proposals for the purpose of facilitating or impeding such transaction or change, the Advisers will cast their proxies based on their evaluation of the proposed transaction or change to the board. In these circumstances, the Advisers may vote in a manner contrary to their general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Advisers decide to vote against a proposed transaction, they may vote in favor of anti-takeover measures reasonably designed to prevent the transaction.


Shareholder Proposals
---------------------

The Advisers generally vote proxies against proposals submitted by shareholders without the favorable recommendation of a company's board. The Advisers believe that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board. The Advisers intend to limit exceptions to this practice to shareholder proposals that the Advisers regard as (a) likely to result in an immediate and favorable improvement in the price of the voted security and (b) unlikely to be adopted by the company's board in the absence of shareholder direction.


Cost/Benefit Analysis
---------------------

Notwithstanding the foregoing policies and practices, the Advisers shall not vote any proxy if they determine that the consequences or costs of voting outweigh the potential benefit of casting a proxy for their clients. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares illiquid), the Advisers will not vote proxies for such shares. In addition, the Advisers shall not be obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English. Finally, with respect to an investment company that seeks to produce the returns of a index (an "Index Fund") by investing in large numbers of the securities without independent evaluation by the Advisers, the Advisers will vote its proxies as follows:

.. In accordance with any general guideline adopted by the Adviser with respect to issues subject to the proxies;


.. If the Advisers are directing votes for the same proxy on behalf of non-Index
  Funds, in the same manner as the non-Index Funds;


.. If neither of the first two conditions apply, as recommended by a subadviser to the Index Fund; and


.. If none of the previous conditions apply, as recommended by the board;


in each case, without independent analysis by the Advisers of the Index Fund's interest in the proxy.

                               FEDERATED INVESTORS

                            PROXY VOTING PROCEDURES


Federated Investment Management Company, Federated Global Investment Management Corp., Federated Investment Counseling and Passport Research Ltd. (collectively the "Advisers") have adopted the following procedures to implement their Proxy Voting Policies and Practices (the "Proxy Policies") in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940.


Proxy Voting Committee
----------------------

The Advisers hereby establish a Proxy Voting Committee (the "Committee") consisting of the following individuals:


    President of the Advisers (Keith Schappert)


    Vice Chairman of the Advisers (J. Thomas Madden)


    Chief Investment Officer for Global Equity (Stephen Auth)


    Director of Global Equity Research of the Advisers (Christopher Corapi)


    Investment Management Administrator (Lori Wolff)


A majority of the Committee will exercise all voting discretion granted to the Advisers by their clients or the investment companies that they manage in accordance with the Proxy Policies. The Committee will adopt such practices as it deems appropriate to regulate its meetings and means of directing votes, including directions authorized by voice or electronic messages.


Employment of Proxy Voting Services
-----------------------------------

The Advisers have hired Investor Responsibility Research Center ("IRRC") to obtain, vote and record proxies in accordance with the directions of the Committee. The Committee shall direct IRRC by completing Proxy Voting Guidelines in such form as IRRC may require. IRRC may vote any proxy as directed in the Proxy Voting Guidelines without further direction from the Committee and may make any determinations required to implement the Proxy Voting Guidelines. However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, IRRC shall provide the Committee with all information that it has obtained regarding the proposal and the Committee will provide specific direction to IRRC. The Committee shall provide such direction in a timely manner. Subject to the provisions of these Procedures relating to conflicts of interest, the Committee may amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever the Committee deems it necessary to comply with the Proxy Policies.


The Advisers and IRRC shall take the following steps to implement these procedures:

.. The Advisers shall cause IRRC to receive a list of all voting securities (both domestic and international) held in portfolios managed by the Advisers, updated daily.


.. The Advisers shall execute and deliver to IRRC a limited power of attorney to cast ballots on behalf of the Advisers' clients.


.. IRRC shall verify portfolio holdings (other than securities on loan) on the record date for any proxy with the custodian of the voting securities to confirm that IRRC has received ballots for all such voting securities on the record date.


.. If IRRC has not received ballots for all voting securities, IRRC will contact the Advisers and assist in obtaining the missing ballots from the custodians.

.. IRRC will provide monthly reports to the Committee of proxies voted. IRRC will also compile and provide such other reports as the Advisers are required to provide to their clients or file with the Securities and Exchange Commission.


Conflicts of Interest
---------------------

 A significant business relationship between the Advisers and a company involved with a proxy vote may give rise to an apparent or actual conflict of interest. For purposes of these procedures, a company with a "significant business relationship with the Advisers" includes: (a) any company for which an Adviser manages any investments of the company, any plan sponsored by the company or any affiliated person of the company, (b) any investment company for which an Adviser acts as an investment adviser and any affiliated person of such an investment company and (c) any company that has another form of significant business relationship with an affiliated person of the Adviser. A company that is a proponent, opponent or the subject of a proxy vote, and which to the knowledge of the Committee has a significant business relationship with the Advisers, is referred to as an "Interested Company." The terms "affiliated person" and "investment adviser" shall be interpreted according to the definitions provided by Section 2(a) of the Investment Company Act of 1940, as amended.


In order to avoid concerns that the conflicting interests of the Advisers have influenced proxy votes, the Advisers will take the following steps:


 1) Any employee of the Advisers who is contacted by an Interested Company regarding proxies to be voted by the Advisers shall refer the Interested Company to a member of the Committee. Any such employee shall inform the Interested Company that the Committee has exclusive authority to determine how the Adviser will exercise its voting discretion.


 2) Any Committee member contacted by an Interested Company shall report it to the full Committee and provide a written summary of the communication. Under no circumstances will the Committee or any member of the Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Committee has directed such proxies to be voted.

 3) If the Proxy Voting Guidelines already provide specific direction on the proposal regarding which the Interested Company contacted the Committee, the Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require further direction from the Committee, the Committee shall provide such direction in accordance with the Proxy Policies, without regard for the interests of the Advisers with respect to the Interested Company.

 4) If the Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, the Committee shall disclose to the clients (or, in the case of an investment company, its Board of Directors or Trustees) on behalf of whom proxies were cast:

  . That the Advisers have a significant business relationship with the Interested Company;


  . The proposals regarding which proxies were cast;


  . Any material communications between the Advisers and the Interested Company regarding the proposal; and


  . Whether the Advisers voted for or against the proposal (or abstained from voting) and the reasons for its decision.


 5) Unless otherwise directed by the client (or in the case of an investment company, its Board of Directors or Trustees) that holds shares of another investment company for which an Adviser acts as an investment adviser, the Committee will vote the client's proxies in the same proportion as the votes cast by shareholders who are not clients of the Advisers at any shareholders meeting called by such investment company.

Recordkeeping
-------------

The Advisers shall keep copies of the Proxy Policies and of these Procedures in their offices. IRRC shall maintain copies of each proxy statement received on behalf of the Advisers' clients and a record of the vote cast on behalf of each client, and provide them as directed by the Advisers promptly upon the Advisers request. The Committee shall keep copies of (a) any document created by an employee of the Advisers that was material to the Committee's directions regarding how to vote proxies or that memorializes the basis for their decision (including any voting guidelines directed to IRRC), (b) any written client request for information on how a client's proxies were voted and (c) any written response to such a request (whether written or oral). All such copies shall be maintained for the time and in the manner required by Rule 204-2(e)(1) (i.e., in an easily accessible place for a period of not less than five years).

                      ISS PROXY VOTING GUIDELINES SUMMARY


The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual.


THE BOARD OF DIRECTORS (CHAPTER 3)


VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

.. Attend less than 75 percent of the board and committee meetings without a valid excuse,
.. Implement or renew a dead-hand or modified dead-hand poison pill, .. Ignore a shareholder proposal that is approved by a majority of the shares outstanding,
.. Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years,
.. Failed to act on takeover offers where the majority of the shareholders tendered their shares,
.. Are inside directors and sit on the audit, compensation, or nominating committees, and
.. Are inside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.


SEPARATING CHAIRMAN AND CEO

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

.. Designated lead director appointed from the ranks of the independent board members with clearly delineated duties,
.. Majority of independent directors on board, .. All-independent key committees,
.. Committee chairpersons nominated by the independent directors, .. CEO performance reviewed annually by a committee of outside directors, .. Established governance guidelines, and
.. Company performance.

PROPOSALS SEEKING A MAJORITY OF INDEPENDENT DIRECTORS

Shareholder proposals asking that a majority of directors be independent should be evaluated on a CASE-BY-CASE basis. Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

STOCK OWNERSHIP REQUIREMENTS

Vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.


TERM OF OFFICE

Vote AGAINST shareholder proposals to limit the tenure of outside directors.


AGE LIMITS

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.


DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote against proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
(2) only if the director's legal expenses would be covered.


PROXY CONTESTS (CHAPTER 4)


VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.


REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.


AUDITORS (CHAPTER 5)


RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.


PROXY CONTEST DEFENSES (CHAPTER 6)


BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

SHAREHOLDER ABILITY TO REMOVE DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause. Vote FOR proposals to restore shareholder ability to remove directors with or without cause. Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.


CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting. Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.


SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.


SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.


SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

Vote FOR proposals that seek to fix the size of the board. Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.


TENDER OFFER DEFENSES (CHAPTER 7)


POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill. Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.


FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.


GREENMAIL

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments. Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.


PALE GREENMAIL

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

UNEQUAL VOTING RIGHTS

Vote AGAINST dual-class exchange offers. Vote AGAINST dual-class recapitalizations.


SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS

Vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.


SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

Vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.


WHITE SQUIRE PLACEMENTS

Vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.


MISCELLANEOUS GOVERNANCE PROVISIONS (CHAPTER 8)


CONFIDENTIAL VOTING

Vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.


EQUAL ACCESS

Vote FOR shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.


BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.


SHAREHOLDER ADVISORY COMMITTEES

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

CAPITAL STRUCTURE (CHAPTER 9)


COMMON STOCK AUTHORIZATION

Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis. Vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.


STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.


REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting. Review on a CASE-BY-CASE basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue.


PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense. Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.


SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

Vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.


ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.


PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.


DEBT RESTRUCTURINGS

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. Consider the following issues: Dilution-How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control-Will the transaction result in a change in control of the company? Bankruptcy- Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.


TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as:

.. adverse governance changes,
.. excessive increases in authorized capital stock, .. unfair method of distribution,
.. diminution of voting rights,
.. adverse conversion features,
.. negative impact on stock option plans, and .. other alternatives such as spinoff.

EXECUTIVE AND DIRECTOR COMPENSATION (CHAPTER 10)


Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our new methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's new rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap. Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for (1) long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), (2) cash compensation, and (3) categorization of the company as emerging, growth, or mature. These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.


MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Vote on management proposals seeking approval to reprice options on a CASE-BY-CASE basis.


DIRECTOR COMPENSATION

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis.


EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be made on a CASE-BY-CASE basis.


OBRA-RELATED COMPENSATION PROPOSALS:

.. Amendments that Place a Cap on Annual Grants or Amend Administrative Features

  Vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

.. Amendments to Added Performance-Based Goals

  Vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

.. Amendments to Increase Shares and Retain Tax Deductions Under OBRA

  Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis.

.. Approval of Cash or Cash-and-Stock Bonus Plans

  Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.


SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals that seek additional disclosure of executive and director pay information. Review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.


GOLDEN AND TIN PARACHUTES

Vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification. Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.


EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).


401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.


STATE OF INCORPORATION (CHAPTER 11)


VOTING ON STATE TAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).


VOTING ON REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be examined on a CASE-BY-CASE basis.


MERGERS AND CORPORATE RESTRUCTURINGS (CHAPTER 12)


MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

CORPORATE RESTRUCTURING

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations, and asset sales should be considered on a CASE-BY-CASE basis.


SPINOFFS

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.


ASSET SALES

Votes on asset sales should be made on a CASE-BY-CASE basis after considering the impact on the balance sheet/ working capital, value received for the asset, and potential elimination of diseconomies.


LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.


APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.


CHANGING CORPORATE NAME

Vote FOR changing the corporate name.


MUTUAL FUND PROXIES (CHAPTER 13)


ELECTION OF DIRECTORS

Vote the election of directors on a CASE-BY-CASE basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.


Votes should be withheld from directors who:

.. attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable.

  In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

.. ignore a shareholder proposal that is approved by a majority of shares outstanding;
.. ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years;
.. are interested directors and sit on the audit or nominating committee; or .. are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.


PROXY CONTESTS

Vote proxy contests on a CASE-BY-CASE basis, considering the following factors: past performance; market in which fund invests; and measures taken by the board to address the issues past shareholder activism, board activity, and votes on related proposals.


INVESTMENT ADVISORY AGREEMENTS

Vote the investment advisory agreements on a CASE-BY-CASE basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.


APPROVING NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.


PREFERRED STOCK PROPOSALS

Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis, considering the following factors: stated specific financing purpose and other reasons management gives possible dilution for common shares.


1940 ACT POLICIES

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.


CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: fund's target investments; reasons given by fund for change; and the projected impact of change on portfolio.


CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.


NAME RULE PROPOSALS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: political/economic changes in target market; bundling with quorum requirements; bundling with asset allocation changes; and consolidation in the fund's target market.


DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: strategies employed to salvage the company; company's past performance; and terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Vote changes to the charter document on a CASE-BY-CASE basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.


CHANGING THE DOMICILE OF A FUND

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors: state regulations of both states; required fundamental policies of both states; and the increased flexibility available.


CHANGE IN FUND'S SUBCLASSIFICATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: potential competitiveness; current and potential returns; risk of concentration; and consolidation in the target industry.


AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL

Vote AGAINST these proposals.


DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: fees charged to comparably sized funds with similar objectives; proposed distributor's reputation and past performance; and competitiveness of fund in industry.


MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.


CHANGES TO THE CHARTER DOCUMENT

Vote changes to the charter document on a CASE-BY-CASE basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.


MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors: resulting fee structure; performance of both funds; and continuity of management personnel.


SHAREHOLDER PROPOSALS - ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Vote AGAINST the establishment of a director ownership requirement.


REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.


TERMINATE THE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors: performance of the fund's NAV and the history of shareholder relations.


SOCIAL AND ENVIRONMENTAL ISSUES (CHAPTER 14)


CONSUMER ISSUES AND PUBLIC SAFETY

Animal Rights
-------------

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

.. The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products), .. The availability and feasibility of alternatives to animal testing to ensure product safety, and
.. The degree that competitors are using animal-free testing.

Drug Pricing
------------

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

.. Whether the proposal focuses on a specific drug and region;
.. Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness;
.. Whether the company already limits price increases of its products;
.. Whether the company already contributes life-saving pharmaceuticals to the needy; and
.. The extent that peer companies implement price restraints.

Genetically Modified Foods
--------------------------

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

.. The costs and feasibility of labeling and/or phasing out;
.. The nature of the company's business and the proportion of it affected by the proposal;
.. The proportion of company sales in markets requiring labeling or GMO-free products;
.. The extent that peer companies label or have eliminated GMOs;
.. Competitive benefits, such as expected increases in consumer demand for the company's products; and
.. The risks of misleading consumers without federally mandated, standardized labeling.

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.


Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs-an issue better left to federal regulators-which outweigh the economic benefits derived from biotechnology.


Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:

.. The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;
.. The extent that peer companies have eliminated GMOs;

.. The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products; and .. Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs.

Vote AGAINST proposals seeking a report on the health effects of GMOs. Studies of this sort are better undertaken by regulators and the scientific community.


Handguns
--------

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.


Predatory Lending
-----------------

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

.. Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;
.. Whether the company has adequately disclosed the financial risks of its subprime business; and
.. Whether the company has been subject to violations of lending laws or serious lending controversies.

Tobacco
-------

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:


Second-hand smoke:
.. Whether the company complies with all local ordinances and regulations;
.. The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness; and
.. The risk of any health-related liabilities.

Advertising to youth:
.. Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations;
.. Whether the company has gone as far as peers in restricting advertising; and .. Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth.

Cease production of tobacco-related products or avoid selling products to tobacco companies:
.. The percentage of the company's business affected and .. The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spinoff tobacco-related businesses:
.. The percentage of the company's business affected;
.. The feasibility of a spinoff; and
.. Potential future liabilities related to the company's tobacco business.

Stronger product warnings:
Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:
Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY


ARCTIC NATIONAL WILDLIFE REFUGE

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

.. Whether there are publicly available environmental impact reports;
.. Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and .. The current status of legislation regarding drilling in ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

.. The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES;
.. The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills;
.. Environmentally conscious practices of peer companies, including endorsement of CERES; and
.. Costs of membership and implementation.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.


GLOBAL WARMING

Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting. However, additional reporting may be warranted if:

.. The company's level of disclosure lags that of its competitors or .. The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

.. The nature of the company's business and the percentage affected;
.. The extent that peer companies are recycling;
.. The timetable prescribed by the proposal;
.. The costs of implementation; and
.. Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

.. The nature of the company's business and the percentage affected;
.. The extent that peer companies are switching from fossil fuels to cleaner sources;
.. The timetable and specific action prescribed by the proposal; and .. The costs of implementation.

GENERAL CORPORATE ISSUES


LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

.. The relevance of the issue to be linked to pay;
.. The degree that social performance is already included in the company's pay structure;
.. The degree that social performance is used by peer companies in setting pay; .. Violations or complaints filed against the company relating to the particular social performance measure;
.. Artificial limits sought by the proposal, such as freezing or capping executive pay;
.. Independence of the compensation committee; and .. Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

.. The company is in compliance with laws governing corporate political activities, and
.. The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.


Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.


Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.


LABOR STANDARDS AND HUMAN RIGHTS


CHINA PRINCIPLES

Vote CASE-BY-CASE on proposals to implement the China Principles, taking into account:

.. The company's current workplace code of conduct or adherence to other global standards and their similarity to the Principles;

.. Agreements with foreign suppliers to meet certain workplace standards; .. How company and vendor facilities are monitored;
.. Peer company adherence to the Principles;
.. Costs and feasibility/legality of implementing the Principles;
.. Control of company and involvement of Chinese army/government; and .. Whether the company has been recently involved in labor and human rights controversies or violations.

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

.. The nature and amount of company business in that country;
.. The company's workplace code of conduct;
.. Proprietary and confidential information involved;
.. Company compliance with U.S. regulations on investing in the country; and .. Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

.. The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent; .. Agreements with foreign suppliers to meet certain workplace standards;
.. How company and vendor facilities are monitored;
.. Company participation in fair labor organizations;
.. Type of business;
.. Proportion of business conducted overseas;
.. Countries of operation with known human rights abuses;
.. Whether the company has been recently involved in labor and human rights controversies or violations;
.. Peer company standards and practices; and .. Union presence in company's international factories.

Generally vote AGAINST proposals that mandate outside independent monitoring, which may entail sizable costs to the company unless there are serious concerns or controversies surrounding the company's overseas operations.


Generally vote FOR reports outlining vendor standards compliance unless:

.. The company does not operate in countries with significant human rights violations;
.. The company has no recent human rights controversies or violations; or .. The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

.. Company compliance with or violations of the Fair Employment Act of 1989; .. Company antidiscrimination policies that already exceed the legal requirements;
.. The cost and feasibility of adopting all nine principles;
.. The cost of duplicating efforts to follow two sets of standards (Fair
  Employment and the MacBride Principles);
.. The potential for charges of reverse discrimination;

.. The potential that any company sales or contracts in the rest of the United
  Kingdom could be negatively impacted;
.. The level of the company's investment in Northern Ireland;
.. The number of company employees in Northern Ireland;
.. The degree that industry peers have adopted the MacBride Principles; and .. Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS


FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.


LANDMINES

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine and cluster bomb production, taking into account:

.. Whether the company currently manufactures landmines or landmine components
  and
.. Whether the company's peers have renounced future production.

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

.. The information is already publicly available or .. The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY


BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

.. The board composition is reasonably inclusive in relation to companies of similar size and business or
.. The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

.. The degree of board diversity;
.. Comparison with peer companies;
.. Established process for improving board diversity;
.. Existence of independent nominating committee;
.. Use of outside search firm; and
.. History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless:

.. The company has well-documented equal opportunity programs;

.. The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and .. The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.


GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

.. The composition of senior management and the board is fairly inclusive;
.. The company has well-documented programs addressing diversity initiatives and leadership development;
.. The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and/or
.. The company has no recent EEO-related violations or litigation.

SEXUAL ORIENTATION

Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:

.. Whether the company's EEO policy is already in compliance with federal, state, and local laws;
.. Whether the company has any recent EEO violations or litigation; and .. Whether the company faced controversies regarding unfair treatment of gay and lesbian employees.

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

                      MORGAN STANLEY INVESTMENT MANAGEMENT

                       PROXY VOTING POLICY AND PROCEDURES


I. POLICY STATEMENT


Introduction - Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").


Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so it would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.


Proxy Research Services - To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.


Voting Proxies for certain Non-US Companies - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings;
(iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person,
(v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.


II. GENERAL PROXY VOTING GUIDELINES


To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.


III. GUIDELINES

  A) Management Proposals
    When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.
    . Selection or ratification of auditors.
    . Approval of financial statements, director and auditor reports.
    . Election of Directors.
    . Limiting Directors' liability and broadening indemnification of Directors. . Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors.
    . Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.
    . Recommendations to set retirement ages or require specific levels of stock ownership by Directors.
    . General updating/corrective amendments to the charter.
    . Elimination of cumulative voting.
    . Elimination of preemptive rights.

    . Provisions for confidential voting and independent tabulation of voting results.
    . Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

    The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.


    Capitalization changes
    ----------------------
    . Capitalization changes that eliminate other classes of stock and voting rights.
    . Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.
    . Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.
    . Proposals for share repurchase plans.
    . Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.
    . Proposals to effect stock splits.
    . Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

    Compensation
    ------------
    . Director fees, provided the amounts are not excessive relative to other companies in the country or industry.
    . Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.
    . Establishment of Employee Stock Option Plans and other employee ownership plans.

    Anti-Takeover Matters
    ---------------------
    . Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.
    . Adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

    The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.
    . Capitalization changes that add classes of stock that which substantially dilute the voting interests of existing shareholders.
    . Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.
    . Creation of "blank check" preferred stock.
    . Changes in capitalization by 100% or more.
    . Compensation proposals that allow for discounted stock options that have not been offered to employees in general.
    . Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.
    . Proposals to indemnify auditors.

    The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.

    Corporate Transactions
    ----------------------
    . Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.
    . Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.
    . Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.
    . Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:
      (i) Whether the stock option plan is incentive based;
      (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;
      (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

    Anti-Takeover Provisions
    ------------------------
    . . Proposals requiring shareholder ratification of poison pills.
    . . Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

  B) SHAREHOLDER PROPOSALS
    The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:
    . Requiring auditors to attend the annual meeting of shareholders.
    . Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.
    . Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.
    . Confidential voting.
    . Reduction or elimination of supermajority vote requirements.

    The following shareholder proposals will be voted as determined by the Proxy Review Committee.
    . Proposals that limit tenure of directors.
    . Proposals to limit golden parachutes.
    . Proposals requiring directors to own large amounts of stock to be eligible for election.
    . Restoring cumulative voting in the election of directors.
    . Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.
    . Proposals that limit retirement benefits or executive compensation.
    . Requiring shareholder approval for bylaw or charter amendments.
    . Requiring shareholder approval for shareholder rights plan or poison pill. . Requiring shareholder approval of golden parachutes.
    . Elimination of certain anti-takeover related provisions.
    . Prohibit payment of greenmail.

    The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.
    . Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.
    . Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.
    . Proposals that require inappropriate endorsements or corporate actions.

IV. ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

  A) Proxy Review Committee

    The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

    a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

    b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.


    c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).


    d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.


    e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.


    f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.


    g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

CO/PROCEDURES/PROXY FINAL 5/30/03
                        PRINCIPAL GLOBAL INVESTORS, LLC
                   PRINCIPAL CAPITAL GLOBAL INVESTORS LIMITED
                      PRINCIPAL REAL ESTATE INVESTORS, LLC

                        SPECTRUM ASSET MANAGEMENT, INC.
                        PRINCIPAL MANAGEMENT CORPORATION
                                 (THE ADVISERS)


                           STOCK PROXY VOTING POLICY

                            FOR ALL CLIENT ACCOUNTS



GENERAL POLICY
--------------

 1) Each of the Advisers is registered with the Securities and Exchange Commission and acts as investment manager for various types of client accounts (e.g. employee benefit plans, governmental plans, mutual funds, insurance company separate accounts, corporate pension plans, endowments, foundations, high net worth individuals). When delegated the authority by a client, each Adviser will vote client-owned shares under its management. The Advisers' policy concerning proxy voting of client-owned shares is:To vote shares of common stock in the long-term economic best interest of the clients.


 2) To act solely in the interest of clients in providing for ultimate long-term stockholder value.To act without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

PROCESS
-------


For the purpose of timely and consistent application of the above general policy, the Advisers classify proxy vote issues into three broad categories:
Routine Administrative Items, Special Interest Issues, and Issues Having the Potential for Significant Economic Impact. Once it has analyzed and identified each issue as belonging in a particular category, each Adviser will cast the client's vote(s) in accordance with the philosophy and decision guidelines developed for that category. New and unfamiliar issues are constantly appearing in the proxy voting process. As new issues arise, the Advisers will make every effort to classify them among the following three categories. If the Advisers believe it would be informative to do so, they may revise this document to reflect how they evaluate such issues.


Occasions may arise in which an Adviser is required to vote a proxy while having a conflict between its interest or the interest of an affiliated person of the Adviser and its clients. To protect clients against a breach of its duty to them, on any occasion when a proxy vote presents a conflict of interest, the Adviser will obtain the review of the General Counsel of Principal Financial Group, Inc. before casting such vote in a manner that is contrary to both (1) its pre-determined policy, and (2) the recommendation of Institutional Shareholder Services, Inc.


Due to timing delays, logistical hurdles and high costs associated with procuring and voting international proxies, each Adviser has elected to approach international proxy voting on the basis of achieving "best efforts at a reasonable cost."


CATEGORY I: ROUTINE ADMINISTRATIVE ITEMS
            ----------------------------

 3) Philosophy: The Advisers are willing to defer to management on matters of a routine administrative nature. The Advisers feel management is best suited to make those decisions which are essential to the ongoing operation of the company and which do not have a major economic impact on the corporation and its shareholders. Examples of issues on which the Advisers will normally defer to management's recommendation include:selection of auditorsincreasing the authorized number of common shares

 4) election of unopposed independent directors

CATEGORY II: SPECIAL INTEREST ISSUES
             -----------------------

Philosophy: While there are many social, political, environmental and other special interest issues that are worthy of public attention, the Advisers do not believe the corporate proxy process is the appropriate arena in which to achieve gains in these areas. In recent history, proxy issues of this sort have included such matters as sales to the military, doing business in South Africa, and environmental responsibility. The Advisers' primary responsibility in voting proxies is to provide for the greatest long-term value for clients. The Advisers are opposed to proposals which involve an economic cost to the corporation, or which restrict the freedom of management to operate in the best interest of the corporation and its shareholders. However, in general the Advisers will abstain from voting on shareholder social, political and environmental proposals because their long-term impact on share value cannot be calculated with any reasonable degree of confidence.


CATEGORY III: ISSUES HAVING THE POTENTIAL FOR SIGNIFICANT ECONOMIC IMPACT
              -----------------------------------------------------------

Philosophy: The Advisers are not willing to defer to management on proposals
----------
which have the potential for major economic impact on the corporation and the value of its shares. The Advisers believe such issues should be carefully analyzed and decided by the owners of the corporation. Presented below are examples of issues which we believe have the potential for significant economic impact on shareholder value.


 1) Classification of Board of Directors. Rather than electing all directors
 ---------------------------------------
  annually, these provisions stagger a board, generally into three annual classes, and call for only one-third to be elected each year. Staggered boards may help to ensure leadership continuity, but they also serve as defensive mechanisms. Classifying the board makes it more difficult to change control of a company through a proxy contest involving election of directors. In general, the Advisers vote on a case-by-case basis on proposals for staggered boards, but generally favor annual elections of all directors.


 2) Cumulative Voting of Directors. Most corporations provide that shareholders
    ------------------------------
  are entitled to cast one vote for each director for each share owned - the one share, one vote standard. The process of cumulative voting, on the other hand, permits shareholders to distribute the total number of votes they have in any manner they wish when electing directors. Shareholders may possibly elect a minority representative to a corporate board by this process, ensuring representation for all sizes of shareholders. Outside shareholder involvement can encourage management to maximize share value. The Advisers generally support cumulative voting of directors.

 3) Prevention of Greenmail. These proposals seek to prevent the practice of
    -----------------------
  "greenmail", or targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders. By making greenmail payments, management transfers significant sums of corporate cash to one entity, most often for the primary purpose of saving their jobs. Shareholders are left with an asset-depleted and often less competitive company. The Advisers think that if a corporation offers to buy back its stock, the offer should be made to all shareholders, not just to a select group or individual. The Advisers are opposed to greenmail and will support greenmail prevention proposals.

 4) Supermajority Provisions. These corporate charter amendments generally
    ------------------------
  require that a very high percentage of share votes (70-85%) be cast affirmatively to approve a merger, unless the board of directors has approved it in advance. These provisions have the potential to give management veto power over merging with another company, even though a majority of shareholders favor the merger. In most cases the Advisers believe requiring supermajority approval of mergers places too much veto power in the hands of management and other minority shareholders, at the expense of the majority shareholders, and therefore oppose such provisions.

 5) Defensive Strategies. These proposals will be analyzed on a case-by-case basis to determine the effect on shareholder value. A decision will be based on whether the proposal enhances long-term economic value.

 6) Business Combinations or Restructuring. These proposals will be analyzed on a case-by-case basis to determine the effect on shareholder value. A decision will be based on whether the proposal enhances long-term economic value.

 7) Executive and Director Compensation. These proposals will be analyzed on a case-by-case basis to determine the effect on shareholder value. A decision will be based on whether the proposal enhances long-term economic value.

Policy Established August, 1988Revised May, 2003

                        PRINCIPAL GLOBAL INVESTORS, LLC
                   PRINCIPAL CAPITAL GLOBAL INVESTORS LIMITED
                      PRINCIPAL REAL ESTATE INVESTORS, LLC
                        SPECTRUM ASSET MANAGEMENT, INC.
                        PRINCIPAL MANAGEMENT CORPORATION

                              PROXY VOTING REPORT

                        DETAILED PROXY VOTING GUIDELINES



I. THE BOARD OF DIRECTORS

  A) VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

    Votes on director nominees are made on a CASE-BY-CASE basis, examining the following factors:

    . long-term corporate performance record relative to a market index; . composition of board and key board committees;
    . nominee's attendance at meetings (past two years);
    . nominee's investment in the company;
    . whether a retired CEO sits on the board; and . whether the chairman is also serving as CEO.

    In cases of significant votes and when information is readily available, we also review:

    . corporate governance provisions and takeover activity;
    . board decisions regarding executive pay;
    . director compensation;
    . number of other board seats held by nominee; and . interlocking directorships.

  B) CHAIRMAN AND CEO ARE THE SAME PERSON


    We vote on a CASE-BY-CASE basis on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

  C) MAJORITY OF INDEPENDENT DIRECTORS

    Shareholder proposals that request that the board be comprised of a majority of independent directors are evaluated on a CASE-BY-CASE basis.


    We vote FOR shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

  D) STOCK OWNERSHIP REQUIREMENTS

    We generally vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

  E) TERM OF OFFICE

    We vote AGAINST shareholder proposals to limit the tenure of outside directors.

  F) DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

    Proposals concerning director and officer indemnification and liability protection are evaluated on a CASE-BY-CASE basis.


    Proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care are evaluated on a CASE-BY-CASE basis.


    Indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness are evaluated on a CASE-BY-CASE basis.


    We vote FOR only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

  G) CHARITABLE CONTRIBUTIONS

    We vote AGAINST shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.


II. PROXY CONTESTS

  A) VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

    Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, considering the following factors:

    . long-term financial performance of the target company relative to its industry;
    . management's track record;
    . background to the proxy contest;
    . qualifications of director nominees (both slates);
    . evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and . stock ownership positions.

  B) REIMBURSE PROXY SOLICITATION EXPENSES

    Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a CASE-BY-CASE basis.


III. AUDITORS


RATIFYING AUDITORS

We vote FOR proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or fees for non-audit services are excessive; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.


We vote CASE-BY-CASE on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).


We vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation.


IV. PROXY CONTEST DEFENSES

  A) BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

    We consider proposals to classify the board on a CASE-BY-CASE basis.


    We consider proposals to repeal classified boards and to elect all directors annually on a CASE-BY-CASE basis.

  B) SHAREHOLDER ABILITY TO REMOVE DIRECTORS

    We vote AGAINST proposals that provide that directors may be removed only for cause.


    We vote FOR proposals to restore shareholder ability to remove directors with or without cause.


    We vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.


    We vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

  C) CUMULATIVE VOTING

    We vote AGAINST proposals to eliminate cumulative voting.


    We vote FOR proposals to permit cumulative voting.

  D) SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

    We vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.


    We vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

  E) SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

    We vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.


    We vote FOR proposals to allow or make easier shareholder action by written consent.

  F) SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

    We vote FOR proposals that seek to fix the size of the board.

    We vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.


V. TENDER OFFER DEFENSES

  A) POISON PILLS

    We vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.


    We review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.


    We review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

  B) FAIR PRICE PROVISIONS

    We vote CASE-BY-CASE on fair price proposals, taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.


    We vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

  C) GREENMAIL

    We vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.


    We review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

  D) PALE GREENMAIL

    We review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

  E) UNEQUAL VOTING RIGHTS

    We vote AGAINST dual class exchange offers.


    We vote AGAINST dual class recapitalizations.

  F) SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS

    We vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.


    We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

  G) SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

    We vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.


    We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

  H) WHITE SQUIRE PLACEMENTS

    We vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.


VI. MISCELLANEOUS GOVERNANCE PROVISIONS

  A) CONFIDENTIAL VOTING

    We vote FOR shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.


    We vote FOR management proposals to adopt confidential voting.

  B) EQUAL ACCESS

    Shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board are evaluated on a CASE-BY-CASE basis.

  C) BUNDLED PROPOSALS

    We review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

  D) SHAREHOLDER ADVISORY COMMITTEES

    We review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.


VII. CAPITAL STRUCTURE

  A) COMMON STOCK AUTHORIZATION

    We review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.


    We vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company.

  B) STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

    We vote FOR management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

  C) REVERSE STOCK SPLITS

    We vote FOR management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

  D) BLANK CHECK PREFERRED AUTHORIZATION

    We vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.


    We review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.


    We review on a CASE-BY-CASE basis proposals to increase the number of authorized blank check preferred shares.

  E) SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

    We vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

  F) ADJUST PAR VALUE OF COMMON STOCK

    We vote FOR management proposals to reduce the par value of common stock.

  G) PREEMPTIVE RIGHTS

    We review on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

  H) DEBT RESTRUCTURINGS

    We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

    . Dilution -- How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
    . Change in Control -- Will the transaction result in a change in control of the company?
    . Bankruptcy -- Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

    Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

  I) SHARE REPURCHASE PROGRAMS

    We vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.


VIII. EXECUTIVE AND DIRECTOR COMPENSATION


  In general, we vote on a CASE-BY-CASE basis on executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.

  In evaluating a pay plan, we measure its dilutive effect both on shareholder wealth and on voting power. We value equity-based compensation along with the cash components of pay. We estimate the present value of all short- and long-term incentives, derivative awards, and cash/bonus compensation -- which enables us to assign a dollar value to the amount of potential shareholder wealth transfer.


  Our vote is based, in part, on a comparison of company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution. Administrative features are also factored into our vote. For example, our policy is that the plan should be administered by a committee of disinterested persons; insiders should not serve on compensation committees.


  Other factors, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

  A) OBRA-RELATED COMPENSATION PROPOSALS

    . AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANT OR AMEND ADMINISTRATIVE
      FEATURES

      Vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

    . AMENDMENTS TO ADDED PERFORMANCE-BASED GOALS

      Vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

    . AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA

      Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of
      Section 162(m) should be evaluated on a CASE-BY-CASE basis.

    . APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS

      Vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

  B) SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY

    We review on a CASE-BY-CASE basis all shareholder proposals that seek additional disclosure of executive and director pay information.


    We review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.

  C) GOLDEN AND TIN PARACHUTES

    We vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.


    We review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

  D) EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

    We vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

  E) 401(K) EMPLOYEE BENEFIT PLANS

    We vote FOR proposals to implement a 401(k) savings plan for employees.


IX. STATE OF INCORPORATION

  A) VOTING ON STATE TAKEOVER STATUTES

    We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

  B) VOTING ON REINCORPORATION PROPOSALS

    Proposals to change a company's state of incorporation are examined on a CASE-BY-CASE basis.


X. MERGERS AND CORPORATE RESTRUCTURINGS

  A) MERGERS AND ACQUISITIONS

    Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account at least the following:

    . anticipated financial and operating benefits;
    . offer price (cost vs. premium);
    . prospects of the combined companies;
    . how the deal was negotiated; and
    . changes in corporate governance and their impact on shareholder rights.

  B) CORPORATE RESTRUCTURING

    Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a CASE-BY-CASE basis.

  C) SPIN-OFFS

    Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

  D) ASSET SALES

    Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/ working capital, value received for the asset, and potential elimination of diseconomies.

  E) LIQUIDATIONS

    Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

  F) APPRAISAL RIGHTS

    We vote for proposals to restore, or provide shareholders with, rights of appraisal.

  G) CHANGING CORPORATE NAME

    We vote for changing the corporate name.


XI. MUTUAL FUND PROXIES

  A) ELECTION OF TRUSTEES

    We vote on trustee nominees on a case-by-case basis.

  B) INVESTMENT ADVISORY AGREEMENT

    We vote on investment advisory agreements on a case-by-case basis.

  C) FUNDAMENTAL INVESTMENT RESTRICTIONS

    We vote on amendments to a fund's fundamental investment restrictions on a case-by-case basis.

  D) DISTRIBUTION AGREEMENTS

    We vote on distribution agreements on a case-by-case basis.


XII. SOCIAL AND ENVIRONMENTAL ISSUES


In general we abstain from voting on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.


In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders' social and environmental concerns.


In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:


.. whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;


.. the percentage of sales, assets and earnings affected;


.. the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;


.. whether the issues presented should be dealt with through government or company-specific action;


.. whether the company has already responded in some appropriate manner to the request embodied in a proposal;


.. whether the company's analysis and voting recommendation to shareholders is persuasive;


.. what other companies have done in response to the issue;


.. whether the proposal itself is well framed and reasonable;


.. whether implementation of the proposal would achieve the objectives sought in the proposal; and


.. whether the subject of the proposal is best left to the discretion of the board.


Among the social and environmental issues to which we apply this analysis are the following:

.. Energy and Environment

.. South Africa

.. Northern Ireland

.. Military Business

.. Maquiladora Standards and International Operations Policies

.. World Debt Crisis

.. Equal Employment Opportunity and Discrimination

.. Animal Rights

.. Product Integrity and Marketing

.. Human Resources Issues

                        TURNER INVESTMENT PARTNERS, INC.
                        TURNER INVESTMENT MANAGEMENT, LLC
                         TURNER INVESTMENT ADVISORS, LLC

                       Proxy Voting Policy and Procedures


Turner Investment Partners, Inc., as well as its two investment advisory affiliates, Turner Investment Management, LLC and Turner Investment Advisors, LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner's care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner's duty as a fiduciary to vote all proxies relating to such shares.


DUTIES WITH RESPECT TO PROXIES:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.


DELEGATION:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.


Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voting Service (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.


REVIEW AND OVERSIGHT:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS's recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.


Notwithstanding its belief that PVS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner's client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner's preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a monthly basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders' rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner's view departing from the PVS recommendation appears to be in the best interests of Turner's clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.


CONFLICTS OF INTEREST:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.


Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company's securities for the client's benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm's employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner's or the Committee's decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.


OBTAINING PROXY VOTING INFORMATION:

To obtain information on how Turner voted proxies, please contact:

    John H. Grady, Chief Operating Officer, or
    Andrew Mark, Director of Operations
     and Technology Administration
    C/o Turner Investment Partners, Inc.
    1205 Westlakes Drive, Suite 100
    Berwyn, PA 19312

RECORDKEEPING:

Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

 Adopted: This 1st day of July, 2003
                          UBS GLOBAL ASSET MANAGEMENT
                              CORPORATE GOVERNANCE
                                   PHILOSOPHY
                               VOTING GUIDELINES
                                      AND
                                     POLICY
                                   DRAFT 7.0


                                  8 April 2003


                              A.Table of Contents


I. Voting and Corporate Governance Policy...............................1

 A. General Corporate Governance Benchmarks............................. 1

 B. Proxy Voting Guidelines - Macro Rationales.......................... 3

 C. Proxy Voting Disclosure Guidelines.................................. 6

 D. Proxy Voting Conflict Guidelines.................................... 7

II. Voting and Corporate Governance Procedures..........................9

 A. Global Corporate Governance Committee............................... 9

 B. Proxy Voting - Process.............................................. 10

 C. Taking Action with a Company's Board................................11

 D. Procedures for Contacting the Media ................................. 12

 E. Recordkeeping.......................................................13

Appendices: Local Voting Policies:

  - UK / London......................................................... 14

 - AU / Sydney.......................................................... 16

 - CH / Zurich.......................................................... 18

 - JP / Tokyo........................................................... 19

 - CA / Toronto......................................................... 20

 - US / Chicago......................................................... 21

I. VOTING AND CORPORATE GOVERNANCE POLICY
Our philosophy, guidelines and policy are based on our active investment style and structure whereby we have detailed knowledge of the investments we make on behalf of our clients and therefore are in a position to judge what is in the best interest of our clients as shareholders. We believe voting rights have economic value and must be treated accordingly. Proxy votes that impact the economic value of client investments involve the exercise of fiduciary responsibility. Thus, we expect board members of companies we have invested in (the "company" or "companies") to act in the service of the shareholders, view themselves as stewards of the financial assets of the company, exercise good judgment and practice diligent oversight with the management of the company.


Underlying our voting and corporate governance policies we have three fundamental objectives:


 1) We seek to act in the best financial interests of our clients to protect and enhance the long-term value of their investments.


 2) In order to do this effectively, we aim to utilize the full weight of our clients' shareholdings in making our views felt. For this reason, we seek full voting discretion from our clients where applicable.

 3) As investors, we have a strong commercial interest in ensuring that the companies in which we invest are successful. We actively pursue this interest by promoting best practice in the boardroom.

UBS Global Asset Management believes that good governance practices are an essential element in the stewardship of a corporation. Good corporate governance should, in the long term, lead toward both better corporate performance and improved shareholder value. In acting on behalf of our clients, our objective is to seek to maximize the value of client investments. To achieve this objective, we have implemented this policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, within our ability, and to support and encourage sound corporate governance practice.


A. GENERAL CORPORATE GOVERNANCE BENCHMARKS

PRINCIPLE 1: INDEPENDENCE OF BOARD FROM COMPANY MANAGEMENT


GUIDELINES:
.. Board exercises judgment independently of management.

.. Separate Chairman and Chief Executive.

 . Board has access to senior management members.

 . Board is comprised of a significant number of independent outsiders.

 . Outside directors meet independently.

 . CEO performance standards are in place.

 . CEO performance is reviewed annually by the full board.

 . CEO succession plan is in place.

 . Board involvement in ratifying major strategic initiatives.

 . Compensation, audit and nominating committees are led by a majority of outside directors.

PRINCIPLE 2: QUALITY OF BOARD MEMBERSHIP


GUIDELINES:
.. Board determines necessary board member skills, knowledge and experience.

.. Board conducts the screening and selection process for new directors.


.. Directors whose present job responsibilities change are reviewed as to the appropriateness of continued directorship.

.. Directors are reviewed every 3-5 years to determine appropriateness of continued directorship.

.. Board meets regularly (at least four times annually).

PRINCIPLE 3: APPROPRIATE MANAGEMENT OF CHANGE IN CONTROL


GUIDELINES:
.. Protocols should ensure that all bid approaches and material proposals by management are brought forward for board consideration.

.. Any contracts or structures which impose financial constraints on changes in control should require prior shareholder approval.


.. Employment contracts should not entrench management.


.. Management should not receive substantial rewards when employment contracts are terminated for performance reasons.


PRINCIPLE 4: REMUNERATION POLICIES ARE ALIGNED WITH SHAREHOLDER INTERESTS


GUIDELINES:
.. Executive remuneration should be commensurate with responsibilities and performance.

.. Incentive schemes should align management with shareholder objectives.


.. Employment policies should encourage significant shareholding by management and board members.


.. Incentive rewards should be proportionate to the successful achievement of pre-determined financial targets.


.. Long-term incentives should be linked to transparent long-term performance criteria.


.. Dilution of shareholders' interests by share issuance arising from egregious employee share schemes and management incentives should be limited by shareholder resolution.


PRINCIPLE 5: AUDITORS ARE INDEPENDENT


GUIDELINES:
.. Auditors are approved by shareholders at the annual meeting.

.. Audit, consulting and other fees to the auditor are explicitly disclosed.


.. The Audit Committee should affirm the integrity of the audit has not been compromised by other services provided by the auditor firm.


.. Periodic (every 5 years) tender of the audit firm or audit partner.


B. PROXY VOTING GUIDELINES - MACRO RATIONALES

UBS Global Asset Management will evaluate issues that may have an impact on the economic value of client investments during the time period which it expects to hold the investment. While there is no absolute set of rules that determine appropriate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. Generally, we will exercise voting rights on behalf of clients in accordance with this policy. However, we may take actions not consistent with this policy when we believe it necessary to act prudently considering the prevailing circumstances, consistent with our obligation to maximize the value of client investments and for the exclusive purpose of benefiting its clients.


Where a client has given specific direction as to how to exercise voting rights on its behalf, we will, to the extent possible, vote in accordance with a client's direction. Where we have determined that the voting of a particular proxy is of limited benefit to clients or where the costs of voting a proxy outweigh the benefit to clients, we may abstain or choose not to vote. Among others, such costs may include the cost of translating a proxy, a requirement to vote in person at a shareholders meeting or if the process of voting restricts our ability to sell for a period of time (an opportunity cost). For holdings managed pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise voting rights for such strategies to an independent proxy voting and research service with the direction that the votes be exercised in accordance with this Policy.


GENERAL GUIDELINES

 1) When our view of the issuer's management is favorable, we generally support current management initiatives. When our view is that changes to the management structure would probably increase shareholder value, we may not support existing management proposals.


 2) If management's performance has been questionable we may abstain or vote against specific proxy proposals.

 3) Where there is a clear conflict between management and shareholder interests, even in those cases where management has been doing a good job, we may elect to vote against management.

 4) In general, we oppose proposals, which in our view, act to entrench management.

 5) In some instances, even though we strongly support management, there are some corporate governance issues that, in spite of management objections, we believe should be subject to shareholder approval.

BOARD OF DIRECTORS & AUDITORS

 6) Although we wish to encourage directors to own shares, we acknowledge that the accumulation of a significant shareholding may need to be phased-in over a period of years in that qualified board members with insufficient liquid funds could otherwise be steered away from board duty.

 7) Unless our objection to management's recommendation is strenuous, if we believe auditors to be competent and professional, we support continuity in the appointed auditing firm subject to regular review.

 8) We generally vote for proposals that seek to fix the size of the board and/or require shareholder approval to alter the size of the board; that allow shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies; that permit shareholders to act by written consent; and that limit the bias present when proxy solicitation and contest defense expenses are reimbursed for incumbents but not for dissidents unless they are successful.

 9) We generally oppose proposals to limit or restrict shareholder ability to call special meetings.

COMPENSATION

 10) We will not try to micro-manage compensation schemes, however, we believe remuneration should not be excessive, and we will not support compensation plans that are poorly structured or otherwise egregious.

 11) Senior management compensation should be set by independent directors according to industry standards, taking advice from benefits consultants where appropriate.

 12) ll senior management and board compensation should be disclosed within annual financial statements, including the value of fringe benefits, company pension contributions, deferred compensation and any company loans.We may vote against a compensation or incentive program if it is not adequately tied to a company's fundamental financial performance, is vague, is not in line with market practices, allows for option re-pricing, does not have adequate performance hurdles or is highly dilutive.

 13) Where company and management's performance has been poor, we may object to the issuance of additional shares for option purposes or the re-pricing of options such that management is rewarded for poor performance or further entrenches its position.

 14) Given the increased level of responsibility and oversight required of directors, it is reasonable to expect that compensation should increase commensurably. We consider that there should be an appropriate balance between fixed and variable elements of compensation and between short and long term incentives.

GOVERNANCE PROVISIONS

 15) We believe that votes at company meetings should be determined on the basis of one share one vote. We will vote against cumulative voting proposals.

 16) We believe that "poison pill" proposals, which dilute an issuer's stock when triggered by particular events such as take over bids or buy-outs should be voted on by the shareholders and will support attempts to bring them before the shareholders.

 17) Any substantial new share issuance should require prior shareholder approval.

 18) We believe proposals that authorize the issuance of new stock without defined terms or conditions and are intended to thwart a take-over or restrict effective control by shareholders should be discouraged.

 19) We will support directives to increase the independence of the board of directors when we believe that the measures will improve shareholder value.

 20) Staggered boards, where directors are elected to overlapping terms, can provide some continuity of oversight. Therefore, we generally do not oppose management's recommendation to implement a staggered board, unless we object to management's handling of a company, or are concerned about the independence of the Board.

 21) We generally support the regular re-election of directors on a rotational basis.

CAPITAL STRUCTURE AND CORPORATE RESTRUCTURING

 22) It is difficult to direct where a company should incorporate, however, in instances where a move is motivated solely to entrench management or restrict effective corporate governance, we will vote accordingly.

 23) In general we will oppose management initiatives to create dual classes of stock, which serves to insulate company management from shareholder opinion and action. We support shareholder proposals to eliminate dual class schemes.

MERGERS, TENDER OFFERS & PROXY CONTESTS

 24) Based on our analysis and research we will support proposals that increase shareholder value and vote against proposals that do not.

SOCIAL, ENVIRONMENTAL, POLITICAL & CULTURAL

 25) Depending on the situation, we do not typically vote to prohibit a company from doing business anywhere in the world.

 26) There are occasional issues, we support, that encourage management to make changes or adopt more constructive policies with respect to social, environmental, political and other special interest issues, but in many cases we believe that the shareholder proposal may be too binding or restrict management's ability to find an optimal solution. While we wish to remain sensitive to these issues, we believe there are better ways to resolve them than through a proxy proposal. We prefer to address these issues through engagement. Our primary responsibility in voting proxies is to provide for the greatest long-term shareholder value and we are therefore generally opposed to special interest proposals that involve an economic cost to the company or that restrict the freedom of management to operate in the best interest of the company and its shareholders.

ADMINISTRATIVE & OPERATIONS

 27) Occasionally, stockholder proposals, such as asking for reports and donations to the poor, are presented in a way that appear to be honest attempts at bringing up a worthwhile issue. Nevertheless, judgment must be exercised with care, as we do not expect our shareholder companies to be charitable institutions.

 28) We are sympathetic to shareholders who are long-term holders of a company's stock, who desire to make concise statements about the long-term operations of the company in the proxy statement. However, because regulatory agencies do not require such actions, we may abstain unless we believe there are compelling reasons to vote for or against.

C. PROXY VOTING DISCLOSURE GUIDELINES

.. Upon request or as required by law or regulation, UBS Global Asset Management will disclose to a client or other fiduciaries, the manner in which we exercised voting rights on behalf of the client.


.. Upon request, we will inform a client of our intended vote provided the request does not raise a conflict issue due to the client's relationship with the company that has issued the proxy (See Proxy Voting Conflict Guidelines below). Note, however, in some cases, because of the controversial nature of a particular proxy, our intended vote may not be available until a few days before the deadline. We will make every effort to communicate with our clients effectively on these issues.


.. Other than as described herein, we will not disclose our voting intentions or make public statements to any third party (except electronically to our proxy vote processor or regulatory agencies) including but not limited to proxy solicitors, non-clients, the media, or other UBS divisions.


.. Any employee, officer or director of UBS Global Asset Management receiving an inquiry directly from a company will notify the appropriate industry analyst, proxy voting delegate and Legal and Compliance Department.


.. Proxy solicitors and company agents will not be provided with either our votes or the number of shares we own in a particular company.


.. In response to a proxy solicitor or company agent, we will acknowledge receipt of the proxy materials, inform them of our intent to vote or that we have voted, but not the result of the vote itself.


.. We will inform the company (not their agent) where we have decided to vote against any material resolution at their company.


..
  The Local and Global Chief Investment Officer must approve exceptions to this disclosure policy.


Nothing in this policy should be interpreted as to prevent dialogue with the company and its advisers by the industry analyst, proxy voting delegate or other appropriate senior investment personnel when a company approaches us to discuss governance issues or resolutions they wish to include in their proxy statement.


D. PROXY VOTING CONFLICT GUIDELINES

..  In addition to the Proxy Voting Disclosure Guidelines above, UBS Global Asset
   Management has implemented the following guidelines to address conflicts of interests that arise in connection with our exercise of voting rights on behalf of clients:


.. No personnel in UBS Global Asset Management's marketing, sales or business development departments shall participate in or have influence over how any specific voting rights are exercised.


.. UBS Global Asset Management has instituted information barriers designed to separate UBS Global Asset Management from its affiliates engaged in banking and investment banking activities. These information barriers are intended to prevent us from gaining access to inside information that our banking and investment banking affiliates may have acquired or developed in connection with their business activities and vice versa. None of our personnel may disclose information regarding our voting intentions to any banking or investment banking affiliate. Any of our personnel involved in the proxy voting process who are contacted by such an affiliate regarding the manner in which we intend to vote on a specific issue, must terminate the contact and notify the Legal and Compliance Department immediately.


.. Where UBS Global Asset Management is aware of a conflict of interest in voting a particular proxy as a result of an existing or prospective client or business relationship or otherwise, the appropriate Local Corporate Governance Committee will be notified of the conflict and the full Local Corporate Governance Committee will determine how such proxy should be voted. If such Committee decides to vote other than in accordance with this Policy, the Committee shall prepare and maintain a written rationale for its vote. (Note: For purposes of this policy, for an entity to be considered a prospective client, there must be a reasonable likelihood it will engage us to manage assets within a reasonable period of time.)

II. VOTING AND CORPORATE GOVERNANCE PROCEDURES


A. GLOBAL CORPORATE GOVERNANCE COMMITTEE

Members:
--------

.. Global CIO (Chair) and Local CIOs or their equivalents from each office
  (Chicago, London, Zurich, Tokyo, Toronto & Sydney) or their appointed delegates


.. Representative from Operations


.. Global Head of Legal & Compliance will act as counsel to the Committee


Responsibilities:
-----------------

.. To review, approve and oversee the implementation of this Policy.


.. Keep abreast of and share trends in corporate governance and update this policy as necessary.


.. To provide a forum for discussing corporate governance issues between regions.


.. Coordinate with the Communications group on all corporate or other communication related to global proxy issues.


.. Consult with Analysts, Research Directors and others regarding issues relevant to portfolio companies.


.. Engage and oversee any independent proxy voting services being used.


.. Oversee the activities of the Local Corporate Governance Committees.


Meetings:
---------
Meetings will be held at least quarterly.


LOCAL CORPORATE GOVERNANCE COMMITTEES
Each office or region as applicable will set up a Local Corporate Governance Committee to discuss local corporate governance issues and to review proxies where we are aware of conflicts of interests including but not limited to those arising from:


.. Relationships with clients and potential clients


.. Banking and investment banking divisions within UBS


.. Media sensitive votes


The Local Corporate Governance Committees will set their own agendas and schedule, but should meet at least twice a year on a formal basis.


Members:
--------

.. Local CIO or equivalent (chair) from each office (Chicago, London, Zurich,
  Tokyo, Toronto & Sydney) or their appointed delegates


.. Personnel from the Equity group


.. Operations group representative


.. A Legal & Compliance group representative will act as counsel to the Committee


Responsibilities:

.. Keep abreast of and share trends in corporate governance and update local policy as necessary.


.. Provide a forum for discussing corporate governance issues within a region.


.. Oversee the proxy voting process.

.. Coordinate with the Communications group all corporate or other communication related to local proxy issues.


.. Consult with Analysts, Research Directors and others regarding issues relevant to portfolio companies.


.. Interpret this Policy into the local context.


.. Propose additional Macro Rationales at the global and local levels.


.. Review and resolve conflicts of interest.


B. PROXY VOTING - PROCESS

The Global Corporate Governance Committee, under the chairmanship of the Global CIO, is responsible for our corporate governance policy and proxy voting process.


Given the magnitude of the effort, availability of resources and local customs certain functions and responsibilities may be delegated to the Local Corporate Governance Committees or others for the efficient processing of the votes. The Legal & Compliance groups will regularly be brought into the decision making process on complex issues and on issues involving conflicts of interests.


In order to facilitate the process, proxy issues and portfolios are categorized into and assigned an approval escalation level. Details are listed below:

..   Proxies are divided into 2 categories:
   . Active - Companies held in an actively managed portfolio
   . Passive - Companies held in an index, index-like or quantitative portfolio

   1)Active

     . ISSUES ON PROXIES ARE DIVIDED INTO THREE CATEGORIES:


      .Sensitive - Requires Analyst, Research Director and Global Chief
       Investment Officer approval for a vote against management, regardless of guidelines and policy. Requires Analyst, Research Director and Local Chief Investment Officer approval for a vote for management.


      .Ordinary - May be voted by a delegate of the Equity group according to our general guidelines and macro rationales regardless of whether for or against management.


      .Directed - Votes may be effected by a delegate according to specific written client guidelines.


      . Votes on proxy issues where we are aware of a conflict of interest require approval of the full Local Corporate Governance Committee as more fully described above in Section I.C. Proxy Voting Conflict Guidelines.


SENSITIVE ISSUES


 2) Sensitive issues are those where we are concerned at the overall governance regime of the company such that we intend to take action to remove board members, support new board candidates not recommended by the existing board or any other controversial issues. Any votes to be made in a manner inconsistent with this Policy, and any votes on matters not covered in this Policy are also considered sensitive.Passive

      Where we manage portfolios pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise voting rights for holdings managed pursuant to such strategies to an independent proxy voting and research service with the direction that the votes be exercised in accordance with this Policy. If such holdings are also held in an actively-managed strategy, we will exercise the voting rights for the passive holdings according to the active strategy.

BALLOT RECONCILIATION
UBS Global Asset Management's proxy voting personnel will take necessary steps to determine that we are receiving ballots for all accounts over which we have voting authority.


C. PROCEDURES FOR TAKING ACTION WITH A COMPANY'S BOARD

   .Where we suspect poor corporate governance may negatively impact the long-term value of the issuer (including loss of confidence in senior management), we will attempt to gather further information from the company and standard information sources.


   .Pursuing direct contact with a company's external board or internal company management board members regarding their board responsibilities requires the involvement of the Local Chief Investment Officer.


   .If action is considered necessary, we will attempt to arrange an informal meeting with one or more outside directors to gather additional information and learn more about the company's corporate governance practices. The intent of the meeting with outside directors is not to gain private or inside information but to communicate our concerns. If we initiate the meeting, the Global Chief Investment Officer will be informed before any meeting is scheduled.


   .If it is determined that appropriate corporate governance practices are not presently nor likely to be put in place, then it may be necessary to:

     . withdraw our support for the common stock;
     . communicate with the entire board;
     . reflect our positions in our proxy vote opportunities; or . contact other shareholders regarding our concerns.

   .When we initiate a formal communication to the board it will include the following:

     .A statement of our belief in the importance of good corporate governance; .A listing of areas of deficient governance we believe to exist at the company;
     .A statement that the maintenance of our continued corporate support will be predicated on addressing any deficiencies; and .A request for a response as to what actions the board feels is necessary to address our concerns.

D. PROCEDURES FOR CONTACTING THE MEDIA

It is our policy not to make comments to the media on any issues relating to proxy issues of any individual company. Tasked with managing the assets of clients, we are honor-bound to work in their best interests.


Requests from the media for general information relating to this Policy, comments on Corporate Governance issues relating to a specific security or general, non-specific issues related to Corporate Governance, must be directed to the Regional/Global CIO and the Regional Head of Legal & Compliance or the Business Group General Counsel.


The Regional/Global CIO and the Head of Legal & Compliance or the Business Group General Counsel will determine if there is to be an exception to this policy.


All communication with the media must be coordinated with the Communications Group in accordance with appropriate media policy.


E. RECORDKEEPING

UBS Global Asset Management will maintain records of proxies voted. Such records include copies of:


.. Our policies and procedures;


.. Proxy statements received;


.. Votes cast per client;

.. Number of shares voted;


.. Communications received and internal documents created that were material to the voting decision;


.. A list of all proxies where it was determined a conflict existed and any written rationale created or approved by the Local Corporate Governance Committee supporting its voting decision; and


.. Client requests for proxy voting records and our Policy, as well as our response.


LOCAL POLICY - UK / LONDON

 DIRECTORS'              Greenbury - Invited to
 REMUNERATION            approve all new long term
 AND/OR PENSION          incentive schemesGreenbury -
 ARRANGEMENTS            Shares granted should not
                         vest, and options should not
                         be exercisable, in under
                         three yearsGreenbury - Total
                         awards potentially available
                         should not be
                         excessiveGreenbury - Subject
                         to challenging
                         criteriaGreenbury -
                         Consideration
                         should be given to criteria
                         which reflects the company's
                         performance relative to a
                         group of comparator
                         companies in some key
                         variables such as
                         TSRGreenbury -
                         re grant options
                         phasedGreenbury - Executive
                         options are not at a
                         discountABI -
                         Options should only be
                         granted over the capital of
                         the parent company.ABI - A
                         Scheme should not last more
                         than 10 yearsABI - All         Each on its own merits
                         Schemes No more than 10%
                         of share capital should be
                         used in any rolling 10 year
                         periodABI - Executive
                         Schemes No more than 5% of
                         the issued Ordinary share
                         cap in any 10 year
                         period unless these Options
                         are Super-OptionsCombined
                         Code - Agrees with the
                         recommendations of the
                         Greenbury Code.
 BASIC AUTHORITY FOR     Companies Act - Section 80
 DIRECTORS TO ALLOT      provides authority for
 ANY SHARES              Directors to issue
                         sharesABI5 - New issues
                         should not exceed one third
                         of existing issued share
                         capital - taking account
                         amounts reserved for share     For Management
                         schemes, warrants or
                         convertible shares
 SHARE ALLOTMENT OTHER   Companies Act - Section 89
 THAN TO EXISTING        imposes pre-emption (shares
 SHAREHOLDERS            must be first offered to
                         existing shareholders on a
                         pro-rata basis)Companies Act
                         - Section 95 allows
                         dis-application of S89 for
                         issues of shares for cash
                         (but not for assets)IPC -
                         Dis-application of S89
                         acceptable provided no more
                         than 5% of the issued          For management if issue
                         capital on a non-pre-emptive   meets IPC 5% guideline
                         basis in any one year and no
                         more than 7.5% in the
                         current and preceding 2
                         years
 MARKET PURCHASE OF      ABI7 -Authority under S166
 ITS OWN SHARES BY       must be renewed annually;
 COMPANY                 increase in EPS a
                         pre-requisite; approval of
                         preference shareholders
                         necessary; 10% of issued
                         share capital is
                         appropriateCompanies Act -
                         Section 166 permits
                         buy-back, S162 must have
                         power for buy-back within      For Management if
                         articles of assoc.Stock        criteria is met.
                         Exchange Yellow book - up to
                         15% of issued share capital
                         within 12 months
                         permissible. Price must not
                         exceed 105% of market value.
 SCRIP DIVIDEND
 ALTERNATIVE             No guidelines                  For Management
 ENHANCED SCRIP
 DIVIDEND                No guidelines                  Each on its own merits
 AMENDMENTS TO
 ARTICLES OF             No guidelines                  For Management
 ASSOCIATION
 SHAREHOLDER RESN.       No guidelines                  For Management
 POLITICAL DONATIONS                                    For Management if the
                         Political Parties, Elections   company issues a
                         and Referendums Act 2000       statement confirming
                                                        that the donation is
                                                        not to a political
                                                        party in the true
                                                        sense.Against if this
                                                        statement is not made

LOCAL POLICY - AUSTRALIA / SYDNEY


AUSTRALIAN MARKET CONVENTIONS AND "BEST PRACTICE"

Board Structure and Quality
---------------------------

Review allocation of work between Board and management (IFSA 9).

 Board has majority of independent directors with appropriate skills (IFSA 2).

 Chairman should be an independent director (IFSA 3) or a lead director to be appointed.

 The Board should appoint an audit committee, a remuneration committee and a nomination committee (IFSA 4 and 5).

 Generally constituted with a majority of independent directors

 Audit committee comprises only non executive directors

 Have access to employees and advisers of the company

 Entitled to obtain independent professional advice at the company's expense

 The Board should review its performance and the performance of individual directors, the company and management regularly (IFSA 7)

 Before accepting appointment, non-executive directors should be formally advised of the reasons they have been asked to join the Board and given an outline of what the Board expects of them (IFSA 6)

 ASX listing rules require director election each year on a one third rotational basis. Company Law sets retirement age at 72 years unless a 75% approval vote is obtained.

Aust Law requires at least 3 directors with at least 2 residing in Australia.

 Change of Control Procedures
----------------------------

Major corporate changes, which in substance or effect may impact shareholder equity or erode ownership rights, should be submitted to a vote of shareholders (IFSA 13).

Share repurchase of up to 10% in a 12 month period without shareholder approval. Purchase from a single vendor requires 75% approval.

 ASX listing rules require shareholder approval for any disposal or change in control of a company's main undertaking.

 Partial takeover provisions may be approved by shareholders but are renewable every 3 years.

 Auditors
--------

Fees from non-audit services by an audit firm must be disclosed (pending Aust legislation).

 Expanded role for the Financial Reporting Council to oversee audit independence and auditing standards (pending legislation)

 Compulsory audit partner rotation after 5 years but not rotation of audit firms (pending legislation)

Mandatory audit committees for Top 500 companies (pending legislation).

 Statement from audit committee that non-audit services are compatible with independence (pending legislation).

Compensation
------------

The Board should review its performance and the performance of individual directors, the company and management regularly (IFSA 7)


The Board should establish and disclose in the annual report a policy to encourage non-executive directors to invest their own capital in the company or to acquire shares from an allocation of a portion of their fees (IFSA 8).

The Board should disclose in the company's annual report its policies on and the quantum and components of remuneration for all directors and each of the 5 highest paid executives (IFSA 10).

All equity participation compensation plans must be approved by shareholders in a special resolution.

Option term maximum is 5 years

Share options must be "expensed" from middle of 2004 (pending legislation)

General Governance
------------------

Conduct of meetings - separate motions, form of proxy, adequate notification of meeting, all voting by poll, results of voting disclosed (IFSA 11)


BEST PRACTICE FOR INVESTMENT MANAGERS

Encourage direct contact with companies including constructive communication with both senior management and board members about performance, corporate governance and other matters affecting shareholders' interests.

Vote on all material issues.

Written policy on exercising proxy votes and ensure consistently applied

Report proxy votes cast to clients and a positive statement that the investment manager has complied with its obligation to exercise voting rights in the client's interest only.

LOCAL POLICY - SWITZERLAND / ZURICH

Swiss law does not allow for UBS Global Asset Management Switzerland to vote proxies. This function is managed by the securities operations group of UBS AG (Zurich). The Swiss Code of Obligations allows UBS AG the custodian, the right to vote in accordance with explicit instructions from its clients. In the case where UBS AG has no explicit instructions, the Swiss Code of Obligations, (Article #689), states that UBS AG must vote the proxy based upon general instructions. In the absence of general instructions, the bank must vote in line with the proposals presented by the board of directors.


LOCAL POLICY - JAPAN / TOKYO


No Local Policies at this time

LOCAL POLICY - CANADA / TORONTO


No Local policies at this time


LOCAL POLICY - UNITED STATES / CHICAGO


OUR GLOBAL POLICIES ARE OUR LOCAL POLICIES EXCEPT FOR THE FOLLOWING:

General:
--------

UBS Global Asset Management in the United States has adopted and implemented policies and procedures, in accordance with SEC Rule 206(4)-6 under the Advisers Act of 1940, that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients. Our authority to vote the proxies of our clients is established by our advisory contracts or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). Further, with respect to our mutual fund accounts, our proxy voting policies and procedures accommodate the SEC disclosure requirements for proxy voting by registered investment companies.


I. B. Proxy Voting Guidelines - Macro Rationales
------------------------------------------------

For accounts subject to ERISA, we will exercise voting rights in accordance with client directions unless we believe it imprudent to do so. Should we determine it is imprudent to follow an ERISA client's direction, and the client confirms such direction after being notified of our opinion, we will exercise the voting right in the manner we deem prudent.

        WELLINGTON MANAGEMENT COMPANY, LLPPROXY POLICIES AND PROCEDURES
                             Dated:  April 30, 2003


INTRODUCTION
Wellington Management Company, llp ("Wellington Management") has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients around the world.


Wellington Management's Proxy Voting Guidelines, attached as Exhibit A to these Proxy Policies and Procedures, set forth the guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Proxy Voting Guidelines set forth general guidelines for voting proxies, each proposal is evaluated on its merits. The vote entered on a client's behalf with respect to a particular proposal may differ from the Proxy Voting Guidelines.


STATEMENT OF POLICIES
As a matter of policy, Wellington Management:

 1) Takes responsibility for voting client proxies only upon a client's written request.


 2) Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

 3) Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country in which it is involved.

 4) Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

 5) Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

 6) Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer's corporate governance as part of the investment process.

 7) Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

 8) Provides all clients, upon request, with copies of these Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

 9) Reviews regularly the voting record to ensure that proxies are voted in accordance with these Proxy Policies and Procedures and the Proxy Voting Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

RESPONSIBILITY AND OVERSIGHT
Wellington Management has a Proxy Committee, established by action of the firm's Executive Committee, that is responsible for the review and approval of the firm's written Proxy Policies and Procedures and its Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm's Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Proxy Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Proxy Group within the Legal Services Department. In addition, the Proxy Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.


STATEMENT OF PROCEDURES
Wellington Management has in place certain procedures for implementing its proxy voting policies.


General Proxy Voting
--------------------

AUTHORIZATION TO VOTE. . Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.



RECEIPT OF PROXY. . Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank.
 If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management. Wellington Management may receive this voting information by mail, fax, or other electronic means.



RECONCILIATION. . To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.



RESEARCH. . In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.



PROXY VOTING. . Following the reconciliation process, each proxy is compared against Wellington Management's Proxy Voting Guidelines, and handled as follows:

.. Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., "For", "Against", "Abstain") are reviewed by the Proxy Group and voted in accordance with the Proxy Voting Guidelines.
.. Issues identified as "case-by-case" in the Proxy Voting Guidelines are further reviewed by the Proxy Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.
.. Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.

MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION PROCESSES.
.. Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Proxy Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships and publishes those to individuals involved in the proxy voting process. In addition, the Proxy Committee encourages all personnel to contact the Proxy Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Proxy Committee to determine if there is a conflict, and if so whether the conflict is material.


If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by the designated members of the Proxy Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Proxy Committee should convene.
 Any Proxy Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.


Other Considerations
--------------------
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.



SECURITIES LENDING. . Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted.
 Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.



SHARE BLOCKING AND RE-REGISTRATION. . Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.


In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.


LACK OF ADEQUATE INFORMATION, UNTIMELY RECEIPT OF PROXY, IMMATERIAL IMPACT, OR

EXCESSIVE COSTS. . Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In instances where the aggregate shareholding to be voted on behalf of clients is less than 1% of shares outstanding, or the proxy matters are deemed not material to shareholders or the issuer, Wellington Management may determine not to enter a vote. Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.


ADDITIONAL INFORMATION
Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the "Advisers Act"), the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable laws.


Wellington Management's Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

EXHIBIT A


INTRODUCTION
Upon a client's written request, Wellington Management Company, llp ("Wellington Management") votes securities that are held in the client's account in response to proxies solicited by the issuers of such securities. Wellington Management established these Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.


These Guidelines are based on Wellington Management's fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry.


Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The "(SP)" after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.


VOTING GUIDELINES


COMPOSITION AND ROLE OF THE BOARD OF DIRECTORS .


.. Election of Directors:                                   For


.. Repeal Classified Board (SP):                           For


.. Adopt Director Tenure/Retirement Age (SP):              Against


.. Minimum Stock Ownership by Directors (SP):              Case-by-Case


.. Adopt Director & Officer Indemnification:               For


.. Allow Special Interest Representation to Board (SP):    Against


.. Require Board Independence (SP):                        For


.. Require Board Committees to be Independent (SP):        For


.. Require a Separation of Chair and CEO or Require a Lead Director (SP):
  Case-by-Case

.. Boards not Amending Policies That are Supported by a Majority of Shareholders:
  Withhold
  * vote* on all Directors seeking election the following year


.. Approve Directors' Fees:                                For


.. Approve Bonuses for Retiring Directors:                 For


.. Elect Supervisory Board/Corporate Assembly:             For



MANAGEMENT COMPENSATION .


.. Adopt/Amend Stock Option Plans:                         Case-by-Case


.. Adopt/Amend Employee Stock Purchase Plans:              For


.. Eliminate Golden Parachutes (SP):                       For


.. Expense Future Stock Options (SP):                      For


.. Shareholder Approval of All Stock Option Plans (SP):    For


.. Shareholder Approval of Future Severance Agreements Covering Senior Executives
  (SP):                                                   For


.. Recommend Senior Executives Own and Hold Company Stock, not Including Options
  (SP):                                                   For


.. Disclose All Executive Compensation (SP):               For

REPORTING OF RESULTS .


.. Approve Financial Statements:                           For


.. Set Dividends and Allocate Profits:                     For


.. Limit Non-Audit Services Provided by Auditors (SP):      For


.. Ratify Selection of Auditors and Set Their Fees:        For


.. Elect Statutory Auditors:                               For



   SHAREHOLDER VOTING RIGHTS. .

.. Adopt Cumulative Voting (SP): Against

.. Redeem or Vote on Poison Pill (SP):                     For


.. Authorize Blank Check Preferred Stock:                  Against


.. Eliminate Right to Call a Special Meeting:              Against


.. Increase Supermajority Vote Requirement:                Against


.. Adopt Anti-Greenmail Provision:                         For


.. Restore Preemptive Rights:                              Case-by-Case


.. Adopt Confidential Voting (SP):                         For


.. Approve Unequal Voting Rights:                          Against


.. Remove Right to Act by Written Consent:                 Against


.. Approve Binding Shareholder Proposals:                  Case-by-Case



CAPITAL STRUCTURE .


.. Increase Authorized Common Stock:                       Case-by-Case


.. Approve Merger or Acquisition:                          Case-by-Case


.. Approve Technical Amendments to Charter:                Case-by-Case


.. Opt Out of State Takeover Statutes:                     For


.. Consider Non-Financial Effects of Mergers:              Against


.. Authorize Share Repurchase:                             For


.. Authorize Trade in Company Stock:                       For


.. Issue Debt Instruments:                                 For



SOCIAL ISSUES .


.. Endorse the Ceres Principles (SP):                      Case-by-Case


.. Disclose Political and PAC Gifts (SP):                  For


.. Require Adoption of International Labor Organization's Fair Labor Principles
  (SP):                                                   Case-by-Case



MISCELLANEOUS .


.. Approve Other Business:                                 Abstain


.. Approve Reincorporation:                                Case-by-Case

APPENDIX C

The following table shows the symbol assigned by the NASDAQ Mutual Fund Quotation Service to eligible classes of Funds as of December 31, 2003:

        SYMBOL   FUND
        ------   ----
        PRMGX    Principal Balanced Fund, Inc. Class A
        PBABX    Principal Balanced Fund, Inc. Class B
        PRBDX    Principal Bond Fund, Inc. Class A
        PROBX    Principal Bond Fund, Inc. Class B
        PCSXX    Principal Cash Management Fund, Inc. Class A
        PUTLX    Principal Equity Income Fund, Inc. (fka Principal Utilities
        PRUBX    Fund, Inc.) Class A
                 Principal Equity Income Fund, Inc. (fka Principal Utilities
                 Fund, Inc.)Class B
        PRGVX    Principal Government Securities Income Fund, Inc. Class A
        PGVBX    Principal Government Securities Income Fund, Inc. Class B
        PLSAX    Principal LargeCap Stock Index Fund, Inc. Class A A Class A
        PRIBX    Principal LargeCap Stock Index Fund, Inc. Class B B Class B
        PLTBX    Principal Limited Term Bond Fund, Inc. Class A
        PEMGX    Principal MidCap Fund, Inc. Class A
        PRMBX    Principal MidCap Fund, Inc. Class B
        PBLCX    Principal Partners Blue Chip Fund, Inc. Class A
        PBLBX    Principal Partners Blue Chip Fund, Inc. Class B
        PGGAX    Principal Partners Equity Growth Fund, Inc. Class A
        PBAGX    Principal Partners Equity Growth Fund, Inc. Class B
        PLRAX    Principal Partners LargeCap Blend Fund, Inc. Class A
        PLDBX    Principal Partners LargeCap Blend Fund, Inc. Class B
        PPVAX    Principal Partners LargeCap Value Fund, Inc. Class A
        PLVBX    Principal Partners LargeCap Value Fund, Inc. Class B
        PPMGX    Principal Partners MidCap Growth Fund, Inc. Class A
        PPGFX    Principal Partners MidCap Growth Fund, Inc. Class B
        PPSMX    Principal Partners SmallCap Growth Fund, Inc. Class A
        PPSBX    Principal Partners SmallCap Growth Fund, Inc. Class B
        PRRAX    Principal Real Estate Securities Fund, Inc. (Principal Real
        PRLEX    Estate Fund, Inc.) Class A
                 Principal Real Estate Securities Fund, Inc. (Principal Real
                 Estate Fund, Inc.) Class B
        PLLAX    Principal SmallCap Fund, Inc. Class A
        PLLBX    Principal SmallCap Fund, Inc. Class B
        PTBDX    Principal Tax-Exempt Bond Fund, Inc. Class A

                      PRINCPAL TAX-EXEMPT BOND FUND, INC.

                           PART C. OTHER INFORMATION

Item 23.  Exhibits.
--------  ---------

     (a)  (1)       Articles of Amendment and Restatement (filed 12/30/98)
          (2)       Articles Supplementary (filed 12/29/99)
          (3)       Articles Supplementary (filed 2/26/03)

     (b)            By-laws *

     (d)  (1)       Management Agreement (filed 2/26/96)
          (2)       Amendment & Restatement of Management Agrmt dated 1/1/98
                      (filed 12/30/98)
          (3)       Amendment & Restatement of Management Agrmt dated 1/1/00 *
          (4)       Amended & Restated Management Agrmt dated 10/22/03*

     (e)  (1)       Amended & Restated Distribution Agreement (filed 12/30/02)
          (2)       Selling Agreement *

     (f)            N/A

     (g)            Custodian Agreement (filed 2/26/96)

     (h)  (1)       Amended & Restated Transfer Agency & Shareholder Services
                    Agreement (filed 12/30/02)
          (2)       Investment Service Agreement (filed 2/26/96)
          (3)       Second Amendment to Investment Service Agreement
                    (filed 12/30/02)

     (i)            Legal Opinion (filed 2/26/96)

     (j)            Consents of Auditors**

     (k)            Financial Statements included in this Registration
                    Statement:
          (1)       Part A:
                         Financial Highlights for each of the five years in the period ended October 31, 2003. **
          (2)       Part B:
                         None
          (3) Annual Annual Report to Shareholders filed under Rule N-30D-1 on December __, 2003 **

     (l)            Initial Capital Agreement (filed 2/26/96)

     (m)            Rule 12b-1 Plan

          (1)       A Share Plan (filed 12/14/95)
          (2)       B Share Plan (filed 12/14/95)
          (3)       C Share Plan (filed 12/29/99)

     (o)            Rule 18f-3 Plan *

     (p)            Code of Ethics
          (1)       Principal Management Corporation *
          (2)       Sr. & Executive Officers Code of Ethics (Sarbanes) *
*    Filed herein.
**   To be filed by amendment.
***  Incorporated herein by reference.

Item 24.  Persons Controlled by or Under Common Control with Registrant

          Principal   Financial   Services,   Inc.  (an  Iowa   corporation)  an
          intermediate holding company organized pursuant to Section 512A.14 of the Iowa Code.

          Subsidiaries wholly-owned by Principal Financial Services, Inc.:

          a. Princor Financial Services Corporation (an Iowa Corporation) a corporation that acts as a registered broker-dealer and markets a variety of mutual funds, unit investment trusts and limited partnerships and serves as the principal underwriter and distributor for the mutual funds organized by Principal Life Insurance Company.

          b.   PFG DO Brasil LTDA (Brazil) a Brazilian holding company.

          c. Principal International, Inc. an Iowa corporation engaged in international business development.

          d. Principal International Holding Company, LLC a Delaware limited liability company that serves as a downstream holding company for Principal Financial Services, Inc.

          e. Principal Global Investors Holding Company, Inc. a Delaware holding company.

          f. ING/Principal Pensions Co., Ltd. (Japan) a Japan company who engages in the management, investment and administration of financial assets and any services incident thereto.

          g. Principal Financial Group (Mauritius) Ltd. a Mauritius holding company.

          h. Principal Life Insurance Company (an Iowa corporation) a stock life insurance company engaged in the business of insurance and retirement services.

          i. Principal Financial Services (Australia), Inc. an Iowa holding company.

          j.   Principal International De Chile S.A. (Chile) a holding company.

          k. Principal Financial Group Investments (Australia) Pty Limited a holding company.

          Subsidiary wholly-owned by Princor Financial Services Corporation:

          a. Principal Management Corporation (an Iowa Corporation) a SEC registered investment advisor providing investment management and other services to the mutual funds organized by Principal Life Insurance Company and distributed through Princor Financial Services Corporation.

          Subsidiary 42% owned by PFG DO Brasil LTDA:

          a. BrasilPrev Seguros e Previdencia S.A.(Brazil) a pension fund company.

          Subsidiaries wholly-owned by Principal International, Inc.:

          a.   Zao Principal International (Russia) an inactive company.

          b. Principal International Argentina, S.A. (Argentina) a holding company that owns Argentina corporations offering annuities, group and individual insurance policies. These companies including Principal Life Compania de Securos de Vida S.A. and Principal Retiro Compania de Securos de Retiro S.A.

          c. Principal Asset Management Company (Asia) Limited (Hong Kong) an asset management company.

          d. Principal International (Asia) Limited (Hong Kong) a corporation operating as a regional headquarters for Asia.

          e. Principal Insurance Company (Hong Kong) Limited a company that sells insurance and pension products.

          f. Principal Trust Company (Asia) Limited (Hong Kong) an Asia Trust company.

          g. Principal Mexico Compania De Seguros S.A. De C.V. (Mexico) a life insurance company.

          h.   Principal Pensiones, S.A. De C.V. (Mexico) a pension company.

          i.   Principal Afore, S.A. De C.V. (Mexico) a pension company.

          j.   Principal  Mexico  Servicios,  S.A.  De C.V.  (Mexico)  a company
               established   to  be  the   employer  of  Mexico   administration
               employees.

          k. Distribuidora Principal Mexico, S.A. De C.V. (Mexico) a Mexico company established to be the employer of Mexico sales employees.

          l.   Principal   Consulting   (India)  Private  Limited  a  consulting
               company.

          Subsidiaries   wholly-owned  by  Principal  Global  Investors  Holding
          Company, Inc.:

          a. Principal Global Investors (Singapore) Limited a company engaged in funds management services including the management of unit trusts and investment advisory services.

          b. Principal Global Investors (Europe) Limited a United Kingdom company that engages in European representation and distribution of the Principal Investments Funds.

          c. Principal Global Investors (Ireland) Limited a company that engages in funds management.

          Subsidiary wholly-owned by Principal Financial Group (Mauritius) Ltd.:

          a. Principal Asset Management Company Limited (India) an asset management company.

          b. Principal Trustee Company Limited (India) a trustee company for mutual funds.

          Subsidiaries wholly-owned by Principal Life Insurance Company:

          a. InSource Group, LLC a Delaware limited liability company engaged in marketing products for companies of the Principal Financial Group.

          b. Principal Global Investors, LLC a Delaware limited liability company which is an SEC Registered Investment Advisor who provides private mortgage, real estate and fixed-income securities to institutional clients.

          c. Principal Development Investors, LLC a Delaware limited liability company engaged in acquiring and improving real property through development and redevelopment.

          d. Principal Net Lease Investors, LLC a Delaware limited liability company which operates as a buyer and seller of net leased investments.

          e. Principal Holding Company an Iowa corporation that serves as a downstream holding company for Principal Life Insurance Company.

          f. Executive Benefit Services, Inc. a North Carolina marketing, sales and administration of executive employee benefit services.

          g.   BCI Group, Inc. a Delaware limited liability company.

          Principal Life Insurance Company sponsored the organization of the following mutual funds, some of which it controls by virtue of owning voting securities

               Principal Balanced Fund, Inc.(a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 4, 2003.

               Principal Bond Fund, Inc.(a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 4, 2003.

               Principal Capital Value Fund, Inc. (a Maryland Corporation) 21.03% of outstanding shares owned by Principal Life Insurance Company (including subsidiaries and affiliates)on December 4, 2003.

               Principal Cash Management Fund, Inc. (a Maryland Corporation) 2.95% of outstanding shares owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 4, 2003.

               Principal Government Securities Income Fund, Inc. (a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 4, 2003.

               Principal Growth Fund, Inc. (a Maryland Corporation) 0.00% of outstanding shares owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 4, 2003.

               Principal International Emerging Markets Fund, Inc. (a Maryland Corporation) 28.66% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 4, 2003.

               Principal International Fund, Inc. (a Maryland Corporation) 16.34% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 4, 2003.

               Principal   International   SmallCap   Fund,   Inc.  (a  Maryland
               Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 4, 2003.

               Principal Limited Term Bond Fund, Inc. (a Maryland Corporation) 2.10% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 4, 2003.

               Principal   LargeCap   Stock   Index   Fund,   Inc.  (a  Maryland
               Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 4, 2003.

               Principal MidCap Fund, Inc. (a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 4, 2003

               Principal Partners Blue Chip Fund, Inc.(a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 4, 2003.

               Principal  Partners   Equity  Growth  Fund,  Inc.(a  Maryland
               Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 4, 2003

               Principal   Partners   LargeCap  Blend  Fund,   Inc.(a  Maryland
               Corporation) 9.16% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 4, 2003

               Principal   Partners   LargeCap  Value  Fund,   Inc.(a  Maryland
               Corporation) 11.31% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 4, 2003

               Principal   Partners   MidCap   Growth  Fund,   Inc.(a   Maryland
               Corporation) 6.33% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 4, 2003

               Principal   Partners  SmallCap  Growth  Fund,   Inc.(a  Maryland
               Corporation) 17.39% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 4, 2003

               Principal Real Estate Fund, Inc. (a Maryland Corporation) 19.78% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 4, 2003

               Principal SmallCap Fund, Inc.(a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 4, 2003.

               Principal Investors Fund, Inc.(a Maryland Corporation),
               0.12% of shares outstanding of the Bond & Mortgage Securitites Fund,
               10.48% of shares outstanding of the Capital Preservation Fund, 0.01% of shares outstanding of the Governement Securities Fund,
               0.08%   of   shares    outstanding    of   the   High    Quality
               Intermediate-Term Bond Fund,
               0.21% of shares outstanding of the High Quality Long-Term Bond Fund,
               0.05% of shares outstanding of the High Quality Short-Term Bond Fund,
               37.01% of shares outstanding of the International Emerging Markets Fund,
               15.97% of shares outstanding of the International Fund I, 0.00% of shares outstanding of the International Fund II, 96.97% of shares outstanding of the LargeCap Blend Fund I, 24.00% of shares outstanding of the LargeCap Growth Fund, 0.00% of shares outstanding of the LargeCap S&P 500 Index Fund, 24.21% of shares outstanding of the LargeCap Value Fund, 0.06% of shares outstanding of the MidCap Blend Fund, 0.26% of shares outstanding of the MidCap Growth Fund, 0.03% of shares outstanding of the MidCap S&P 400 Index Fund, 0.02% of shares outstanding of the MidCap Value Fund, 0.01% of shares outstanding of the Money Market Fund, 0.75% of shares outstanding of the Partners LargeCap Blend Fund, 14.73% of shares outstanding of the Partners LargeCap Blend
               Fund I,
               67.12% of shares outstanding of the Partners LargeCap Growth
               Fund,
               0.00% of shares outstanding of the Partners LargeCap Growth Fund
               I,
               4.86% of shares outstanding of the Partners LargeCap Growth Fund II,
               0.00% of shares outstanding of the Partners LargeCap Value Fund, 6.19% of shares outstanding of the Partners MidCap Growth Fund, 5.36% of shares outstanding of the Partners MidCap Value Fund, 65.00% of shares outstanding of the Partners SmallCap Blend Fund, 3.82% of shares outstanding of the Partners SmallCap Growth Fund I,
               0.00% of shares outstanding of the Partners SmallCap Growth Fund II,
               0.01% of shares outstanding of the Partners SmallCap Value Fund, 17.77% of shares outstanding of the Partners SmallCap Value Fund I,
               0.09% of shares outstanding of the Preferred Securities Fund, 0.01% of shares outstanding of the Principal LifeTime 2010 Fund, 0.00% of shares outstanding of the Principal LifeTime 2020 Fund, 0.01% of shares outstanding of the Principal LifeTime 2030 Fund, 0.02% of shares outstanding of the Principal LifeTime 2040 Fund, 0.08% of shares outstanding of the Principal LifeTime 2050 Fund, 0.03% of shares outstanding of the Principal LifeTime Strategic Income Fund,
               0.00% of shares outstanding of the Real Estate Fund, 14.84% of shares outstanding of the SmallCap Blend Fund, 16.94% of shares outstanding of the SmallCap Growth Fund, 0.00% of shares outstanding of the SmallCap S&P 600 Index Fund, 0.51% of shares outstanding of the SmallCap Value Fund, were owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 4, 2003.

               Principal Tax-Exempt Bond Fund, Inc. (a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 4, 2003.

               Principal Utilities Fund, Inc. (a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 4, 2003.

               Principal Variable Contracts Fund, Inc. (a Maryland Corporation) 100% of shares outstanding of the following Accounts owned by Principal Life Insurance Company and its Separate Accounts on December 4, 2003: Asset Allocation, Balanced, Blue Chip, Bond, Capital Value, Equity Growth, Government Securities, Growth, International, International Emerging Markets, International SmallCap, LargeCap Blend, LargeCap Growth, LargeCap Growth Equity, LargeCap Stock Index, LargeCap Value, Limited Term Bond, MicroCap, MidCap, MidCap Growth, MidCap Growth Equity, MidCap Value, Money Market, Real Estate, SmallCap, SmallCap Growth, SmallCap Value, and Utilities.

          Subsidiary wholly-owned by Principal Financial Services (Australia),
          Inc.:

          a. Principal Tactical Asset Management Pty, Limited an Australia company that engages in management of futures positions.

          b. Principal Global Investors (Australia) Service Company Pty Ltd an Australia company established to be the employer of Australia employees.

          c. Principal Capital Global Investors Limited an Australia company which is an SEC registered investment advisor which manages international funds (non-Australian) residents.

          d. Principal Financial Group Australia Pty Ltd. an Australia holding company.

          Subsidiaries wholly-owned by Principal International De Chile S.A. (Chile):

          a. Principal Tanner Administradora General De Fondos Mutuos S.A. (Chile) a corporation organized for the administration of various funds.

          b. Principal Compania De Securos De Vida Chile S.A. (Chile) a life insurance company.

          Subsidiary wholly owned by Principal Financial Group Investments (Australia) Pty Limited:

          a. Principal Hotels Holdings Pty Limited an Australia holding company.

          Subsidiaries  owned  by  Principal   International   Argentina,   S.A.
          (Argentina):

          a. Principal Retiro Compania De Securos De Retiro, S.A. (Argentina) an annuity company.

          b. Principal Life Compania De Seguros, S.A. (Argentina) a life insurance company.

          Subsidiary  owned by  Principal  International  (Asia)  Limited  (Hong
          Kong):

          a. Principal Global Investors (Asia) Limited (Hong Kong) a company that provides sale, marketing and client services support for Principal Capital Management funds and institutional investors.

          Subsidiary owned by Principal Afore, S.A. De C.V. (Mexico):

          a. Principal Siefore, S.A. De C.V. (Mexico) an investment fund company.

          Subsidiaries wholly-owned by Principal Global Investors, LLC:

          a. Principal Enterprise Capital, LLC a Delaware limited liability company engaged in portfolio management on behalf of institutional clients for structuring, underwriting and management of entity-level investments in real estate operating companies (REOCs).

          b. Principal Commercial Acceptance, LLC a Delaware limited liability company that provides private market bridge financing and other secondary market opportunities.

          c. Principal Real Estate Investors, LLC a Delaware limited liability company which is an SEC Registered Investment Advisor that provides real estate debt and equity portfolio management on behalf of institutional clients.

          d. Principal Commercial Funding, LLC a Delaware limited liability company engaged in the structuring, warehousing, securitization and sale of commercial mortgage-backed securities.

          e. Principal Capital Futures Trading Advisors, LLC a Delaware limited liability company which is a commodities trading advisor registered with the CFTC.

          f.   Principal  Global  Investors Trust a Delaware  business trust and
               private   investment  company  offering   non-registered   units,
               initially, to tax-exempt entities.

          g.   Spectrum  Asset  Management,   Inc.  a  Connecticut   corporation
               specializing in all aspects of the preferred market including portfolio management, risk management and trading.

          Subsidiaries wholly-owned by Principal Holding Company:

          a. Principal Generation Plant, LLC a Delaware limited liability company that sells excess power.

          b. Principal Bank a federally-chartered direct delivery savings bank, with FDIC insurance offering traditional banking services and products to its customers including checking, money market demand accounts, savings accounts and certificates of deposit as well as traditional consumer loans, car loans and personal loans.

          c. Patrician Associates, Inc. a California corporation that engages in real estate joint venture transactions with developers.

          d. Petula Associates, Ltd. an Iowa corporation that engages in real estate joint venture transactions with developers.

          e. Principal Development Associates, Inc. a California corporation that engages in real estate joint venture transactions with developers.

          f. Principal Spectrum Associates, Inc. a California corporation which engages in real estate joint venture transactions with developers.

          g.   Principal   FC,  Ltd.   an  Iowa   limited   purpose   investment
               corporation.

          h. Equity FC, Ltd. an Iowa general business corporation that engages in investment transactions, including limited partnerships and limited liability companies.

          i. Principal Delaware Name Holding Company, Inc. a corporation which currently is inactive.

          j. Principal Asset Markets, Inc. an Iowa corporation which currently is inactive.

          k.   Principal  Residential  Mortgage,   Inc.  an  Iowa  full  service
               mortgage banking company that makes and services a wide variety of loan types on a nationwide basis.

          l. Principal Portfolio Services, Inc. an Iowa corporation which currently is inactive.

          m. Healthrisk Resource Group, Inc. an Iowa general business corporation engaged in providing managed are expertise and administrative ser4vices to provider organizations involved in risk-assuming contracts for health care services.

          n. Preferred Product Network, Inc. a Delaware insurance broker which markets selected products manufactured outside the Principal Financial Group--formerly known as Principal Product Network, Inc. and Principal Marketing Services, Inc.

          o.   Principal Health Care, Inc. an Iowa managed care company.

          p.   Dental-Net,   Inc.  an  Arizona   managed  dental  care  services
               organization.

          q. Principal Financial Advisors, Inc. an Iowa corporation that acts as an SEC Registered Investment Advisor offering retirement plan asset allocation services to employers and plan members and cash flow value assessments of commercial mortgages for institutional clients.

          r. Delaware Charter Guarantee & Trust Company (D/B/A Trustar Retirement Services) a Delaware corporation that administers individual and group retirement plans for stock brokerage firm clients and mutual fund distributors.

          s. Professional Pension, Inc. a Connecticut corporation engaged in sales, marketing and administration of group insurance plans and third-party administration for defined contribution plans. Does business as Northeast Plan Administrators.

          t. Principal Investors Corporation a New Jersey general business corporation that holds investments.

          Subsidiaries wholly-owned by Executive Benefit Services, Inc.:

          a. Executive Broker Dealer Services, LLC a North Carolina limited liability company anticipated to be a registered broker-dealer.

          Subsidiaries wholly-owned by Principal Global Investors (Australia) Service Company Pty Ltd.:

          a.   Principal   Global  Investors   (Australia)   Limited  a  company
               established to hold the responsible entity license regarding non-property business.

          b. Principal Real Estate Investors (Australia) Limited an Australia company established to hold the responsible entity license regarding property business.

          Subsidiary  wholly-owned  by Principal  Financial  Group Australia Pty
          Ltd.:

          a. Principal Investments (Australia) Limited a Delaware holding company.

          Subsidiary wholly-owned by Principal Compania De Seguros De Vida Chile S.A. (Chile):

          a. Principal Creditos Hipotecarios, S.A. (Chile) a residential mortgage company.

          Subsidiary wholly-owned by Principal Hotels Holdings Pty Limited:

          a. Principal Hotels Australia Pty Limited an Australia holding company.

          Subsidiary wholly-owned by Petula Associates, Ltd.:

          a. Petula Prolix Development Company an Iowa general business corporation involved in joint real estate ventures.

          Subsidiaries wholly-owned by Principal Residential Mortgage, Inc.:

          a. Principal Wholesale Mortgage, Inc. an Iowa brokerage and servicer of residential mortgages.

          b.   Principal  Mortgage   Reinsurance  Company  a  Vermont  mortgage
               reinsurance company.

          c. Principal Residential Mortgage Funding, LLC a Delaware limited liability company which purchases and holds residential mortgage loans.

          d. Principal Residential Mortgage Servicing, LLC a Delaware limited liability company which acquires mortgage servicing rights.

          Subsidiary wholly-owned by Dental-Net, Inc.:

          a. Employers Dental Services, Inc. an Arizona prepaid dental plan organization.

          Subsidiaries wholly-owned by Professional Pensions, Inc.:

          a. Benefit Fiduciary Corporation a Rhode Island corporation which serves as a corporate trustee for retirement trusts.

          b.   PPI  Employee  Benefits  Corporation  a  Connecticut   registered
               broker-dealer, limited to the sale of open-end mutual funds and variable insurance products.

          c. Boston Insurance Trust, Inc. a Massachusetts corporation which serves as a trustee and administrator of insurance trusts and arrangements.

          Subsidiary wholly-owned by Principal Investments (Australia) Limited:

          a. Principal Australia (Holdings) Pty Ltd an Australia commercial and investment banking and asset management company.

          Subsidiary wholly-owned by Principal Hotels Australia Pty Limited:

          a. Principal Hotel Limited an Australia corporation, which is the hotel operating/managing company of the BT Hotel Group.

Item 25.       Indemnification

     Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a "corporate representative") of the Registrant, the Registrant may indemnify the corporate representative against judgments, fines, penalties, and amounts paid in settlement, and against expenses, including attorneys' fees, if such expenses were actually incurred by the corporate representative in connection with the proceeding, unless it is established that:

        (i) The act or omission of the corporate representative was material to the matter giving rise to the proceeding; and

               1.    Was committed in bad faith; or

               2.    Was the result of active and deliberate dishonesty; or

       (ii)    The  corporate   representative  actually  received  an  improper
               personal benefit in money, property, or services; or

      (iii)    In  the  case  of  any   criminal   proceeding,   the   corporate
               representative had reasonable cause to believe that the act or omission was unlawful.

     If a proceeding is brought by or on behalf of the Registrant, however, the Registrant may not indemnify a corporate representative who has been adjudged to be liable to the Registrant. Under the Registrant's Articles of Incorporation and Bylaws, directors and officers of Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under Maryland law and the Investment Company Act of 1940. Reference is made to Article VI, Section 7 of the Registrant's Articles of Incorporation, Article 12 of Registrant's Bylaws and Section 2-418 of the Maryland General Corporation Law.

     The Registrant has agreed to indemnify, defend and hold the Distributor, its officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the Securities Act of 1933, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers, directors or any such controlling person may incur under the Securities Act of 1933, or under common law or otherwise, arising out of or based upon any untrue statement of a material fact contained in the Registrant's registration statement or prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission made in conformity with information furnished in writing by the Distributor to the Registrant for use in the Registrant's registration statement or prospectus: provided, however, that this indemnity agreement, to the extent that it might require indemnity of any person who is also an officer or director of the Registrant or who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933, shall not inure to the benefit of such officer, director or controlling person unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent that such result would not be against public policy as expressed in the Securities Act of 1933, and further provided, that in no event shall anything contained herein be so construed as to protect the Distributor against any liability to the Registrant or to its security holders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations under this Agreement. The Registrant's agreement to indemnify the Distributor, its officers and directors and any such controlling person as aforesaid is expressly conditioned upon the Registrant being promptly notified of any action brought against the Distributor, its officers or directors, or any such controlling person, such notification to be given by letter or telegram addressed to the Registrant.

Item 26.  Business or Other Connection of Investment Adviser

     A complete list of the officers and directors of the investment adviser, Principal Management Corporation, are set out below. This list includes some of the same people (designated by an *), who are serving as officers and directors of the Registrant. For these people the information as set out in the Statement of Additional Information (See Part B) under the caption "Directors and Officers of the Fund" is incorporated by reference.

  *John E. Aschenbrenner        Principal         See Part B
   Director                     Financial Group

   Patricia A. Barry            Same              Counsel
   Assistant Corporate                            Principal Life Insurance
   Secretary                                      Company

  *Craig L. Bassett             Same              See Part B
   Treasurer

  *Michael J. Beer              Same              See Part B
   Executive Vice President

  *Jill R. Brown                Same              See Part B
   Vice President and
   Chief Financial Officer

   Michael T. Daley             Same              Executive Vice President
   Director                                       Principal Life Insurance
                                                  Company

   Timothy E. Dohlman           Same              Assistant Treasurer
   Assistant Treasurer                            Principal Life Insurance
                                                  Company

  *Ralph C. Eucher              Same              See Part B
   President and Director

  *Arthur S. Filean             Same              See Part B
   Sr. Vice President

   Michael P. Finnegan          Same              Second Vice President -
   Senior Vice President -                        Investment Services
   Investment Services                            Principal Life Insurance
                                                  Company

   Paul N. Germain              Same              Vice President -
   Vice President -                               Mutual Fund Operations
   Mutual Fund Operations                         Princor Financial Services
                                                  Corporation

  *Ernest H. Gillum             Same              See Part B
   Vice President - Product
   Development

   Joyce N. Hoffman             Same              Senior Vice President and
   Sr. Vice President and                         Corporate Secretary
   Corporate Secretary                            Principal Life Insurance
                                                  Company

   Jane E. Karli                Same              Assistant Treasurer
   Assistant Treasurer                            Principal Life Insurance
                                                  Company

   Deanna L. Mankle             Same              Assistant Treasurer
   Assistant Treasurer                            Principal Life Insurance
                                                  Company

  *Layne A. Rasmussen           Same              See Part B
   Controller -
   Mutual Funds

  *Michael D. Roughton          Same              See Part B
   Counsel

   James F. Sager               Same              Vice President
   Vice President                                 Princor Financial Services
                                                  Corporation

   Karen E. Shaff               Same              Senior Vice President &
   Director                                       General Counsel
                                                  Principal Life Insurance
                                                  Company

  *Jean B. Schustek             Same              See Part B
   Assistant Vice President -
   Registered Products

  *Larry D. Zimpleman           Same              See Part B
   Chairman of the Board &
   Director

Principal Management Corporation serves as investment adviser and dividend disbursing and transfer agent for, Principal Balanced Fund, Inc., Principal Bond Fund, Inc., Principal Capital Value Fund, Inc., Principal Cash Management Fund, Inc., Principal Government Securities Income Fund, Inc., Principal Growth Fund, Inc., Principal International Emerging Markets Fund, Inc., Principal International Fund, Inc., Principal International SmallCap Fund, Inc., Principal Investors Fund, Inc., Principal LargeCap Stock Index Fund, Inc., Principal Limited Term Bond Fund, Inc., Principal MidCap Fund, Inc., Principal Partners Blue Chip Fund, Inc., Principal Partners Equity Growth Fund, Inc., Principal Partners LargeCap Blend Fund, Inc., Principal Partners LargeCap Value Fund, Inc. Principal Partners MidCap Growth Fund, Inc., Principal Partners SmallCap Growth Fund, Inc., Principal Real Estate Fund, Inc., Principal SmallCap Fund, Inc., Principal Tax-Exempt Bond Fund, Inc., Principal Utilities Fund, Inc., Principal Variable Contracts Fund, Inc. - funds sponsored by Principal Life Insurance Company.

Item 27.       Principal Underwriters

(a) Princor Financial Services Corporation, principal underwriter for Registrant, acts as principal underwriter for, Principal Balanced Fund, Inc., Principal Bond Fund, Inc., Principal Capital Value Fund, Inc., Principal Cash Management Fund, Inc., Principal Government Securities Income Fund, Inc., Principal Growth Fund, Inc., Principal International Emerging Markets Fund, Inc., Principal International Fund, Inc., Principal International SmallCap Fund, Inc., Principal Investors Fund, Inc., Principal LargeCap Stock Index Fund, Inc., Principal Limited Term Bond Fund, Inc., Principal MidCap Fund, Inc., Principal Partners Blue Chip Fund, Inc., Principal Partners Equity Growth Fund, Inc., Principal Partners LargeCap Blend Fund, Inc., Principal Partners LargeCap Value Fund, Inc. Principal Partners MidCap Growth Fund, Inc., Principal Partners SmallCap Growth Fund, Inc., Principal Real Estate Fund, Inc., Principal SmallCap Fund, Inc., Principal Tax-Exempt Bond Fund, Inc., Principal Utilities Fund, Inc., Principal Variable Contracts Fund, Inc. and for variable annuity contracts participating in Principal Life Insurance Company Separate Account B, a registered unit investment trust, and for variable life insurance contracts issued by Principal Life Insurance Company Variable Life Separate Account, a registered unit investment trust.

  (b)      (1)                         (2)
                                       Positions
                                       and offices
  Name and principal                   with principal
  business address                     underwriter

     Lindsay L. Amadeo                Assistant Director -
     The Principal                    Marketing Services
     Financial Group
     Des Moines, IA 50392

     John E. Aschenbrenner            Director
     The Principal
     Financial Group
     Des Moines, IA 50392

     Patricia A. Barry                Assistant Corporate Secretary
     The Principal
     Financial Group
     Des Moines, IA 50392

     Craig L. Bassett                 Treasurer
     The Principal
     Financial Group
     Des Moines, IA 50392

     Michael J. Beer                  Executive Vice President
     The Principal
     Financial Group
     Des Moines, IA  50392

     David J. Brown                   Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Jill R. Brown                    Vice President and
     The Principal                    Chief Financial Officer
     Financial Group
     Des Moines, IA 50392

     P. Scott Cawley                  Product Marketing Officer
     The Principal
     Financial Group
     Des Moines, IA  50392

     Michael T. Daley                 Director
     The Principal
     Financial Group
     Des Moines, IA 50392

     Ralph C. Eucher                  Director and
     The Principal                    President
     Financial Group
     Des Moines, IA  50392

     Arthur S. Filean                 Senior Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Michael P. Finnegan              Senior Vice President -
     The Principal                    Investment Services
     Financial Group
     Des Moines, IA  50392

     Paul N. Germain                  Vice President -
     The Principal                    Mutual Fund Operations
     Financial Group
     Des Moines, IA  50392

     Ernest H. Gillum                 Vice President -
     The Principal                    Product Development
     Financial Group
     Des Moines, IA 50392

     Susan R. Haupts                  Marketing Officer
     The Principal
     Financial Group
     Des Moines, IA  50392

     Joyce N. Hoffman                 Sr. Vice President and
     The Principal                    Corporate Secretary
     Financial Group
     Des Moines, IA 50392

     Peter R. Kornweiss               Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Elise M. Pilkington              Assistant Director -
     The Principal                    Retirement Consulting
     Financial Group
     Des Moines, IA  50392

     Martin R. Richardson             Operations Officer -
     The Principal                    Broker/Dealer Services
     Financial Group
     Des Moines, IA 50392

     Michael D. Roughton              Counsel
     The Principal
     Financial Group
     Des Moines, IA 50392

     James F. Sager                   Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Jean B. Schustek                 Assistant Vice President -
     The Principal                    Registered Products
     Financial Group
     Des Moines, IA  5092

     Kyle R. Selberg                  Vice President-Marketing
     The Principal
     Financial Group
     Des Moines, IA 50392

     Karen E. Shaff                   Director
     The Principal
     Financial Group
     Des Moines, IA 50392

     Minoo Spellerberg                Assistant Vice President and
     The Principal                    Compliance Officer
     Financial Group
     Des Moines, IA  50392

     Jamie K. Stenger                 Assistant Director - Compliance
     The Principal
     Financial Group
     Des Moines, IA  50392

     Larry D. Zimpleman               Chairman of the Board and
     The Principal                    Director
     Financial Group
     Des Moines, IA  50392

               (c)    Inapplicable.

Item 28.       Location of Accounts and Records

     All accounts, books or other documents of the Registrant are located at the offices of the Registrant and its Investment Adviser in the Principal Life Insurance Company home office building, The Principal Financial Group, Des Moines, Iowa 50392.

Item 29.       Management Services

               Inapplicable.

Item 30.       Undertakings

               Indemnification

     Reference is made to Item 27 above, which discusses circumstances under which directors and officers of the Registrant shall be indemnified by the Registrant against certain liabilities and expenses incurred by them by reason of being a director or officer of the Registrant.

     Notwithstanding the provisions of Registrant's Articles of Incorporation and Bylaws, the Registrant hereby makes the following undertaking:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant, in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of the Registrant, in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue

               Shareholder Communications

     Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of common stock and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications

               Delivery of Annual Report to Shareholders

     The registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of the registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Des Moines and State of Iowa, on the 31st day of December, 2003.


                                       Principal Tax-Exempt Bond Fund, Inc.
                                                  (Registrant)


                                       By   /s/ R. C. Eucher
                                          ______________________________________
                                           R. C. Eucher
                                           Director, President and
                                           Chief Executive Officer


Attest:


/s/ A. S. Filean
______________________________________
A. S. Filean
Senior Vice President and Secretary


     Pursuant to the requirement of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

       Signature                         Title                      Date


/s/ R. C. Eucher
_____________________________      Director, President and    December 31, 2003
R. C. Eucher                       Chief Executive Officer    __________________
                                   (Principal Executive
                                   Officer)

   (L. D. Zimpleman)*
_____________________________      Director and               December 31, 2003
L. D. Zimpleman                    Chairman of the Board      __________________


/s/ J. R. Brown
_____________________________      Vice President and         December 31, 2003
J. R. Brown                        Chief Financial Officer    __________________
                                   (Principal Accounting
                                   Officer)

   (J. E. Aschenbrenner)*
_____________________________      Director                   December 31, 2003
J. E. Aschenbrenner                                           __________________


   (J. D. Davis)*
_____________________________      Director                   December 31, 2003
J. D. Davis                                                   __________________


   (P. A. Ferguson)*
_____________________________      Director                   December 31, 2003
P. A. Ferguson                                                __________________


   (R. W. Gilbert)*
_____________________________      Director                   December 31, 2003
R. W. Gilbert                                                 __________________


   (W. C. Kimball)*
_____________________________      Director                   December 31, 2003
W. C. Kimball                                                 __________________


   (B. A. Lukavsky)*
_____________________________      Director                   December 31, 2003
B. A. Lukavsky                                                __________________


                                        *By    /s/ R. C. Eucher
                                           _____________________________________
                                           R. C. Eucher
                                           Director, President and
                                           Chief Executive Officer

                                           Pursuant to Powers of Attorney
                                           Previously Filed or Included